SEC. File Nos. 033-17917

811-05364

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

FORM N-1A

Registration Statement

Under

the Securities Act of 1933

Post-Effective Amendment No. 46

and

Registration Statement

Under

the Investment Company Act of 1940

Amendment No. 49

___________________

AMERICAN HIGH-INCOME TRUST

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071-1406

(Address of Principal Executive Offices)

Registrant's telephone number, including area code:

(213) 486-9200

____________________

Steven I. Koszalka, Secretary

American High-Income Trust

333 South Hope Street

Los Angeles, California 90071-1406

(Name and Address of Agent for Service)

____________________

Copies to:

Michael Glazer

Morgan, Lewis & Bockius LLP

355 South Grand Avenue, Suite 4400

Los Angeles, California 90071-3106

(Counsel for the Registrant)

____________________

Approximate date of proposed public offering:

It is proposed that this filing become effective on November 1, 2015, pursuant to paragraph (b) of Rule 485.

American High-Income Trust® Prospectus November 1, 2015

Class A	B	C	F-1	F-2	529-A	529-B	529-C	529-E
AHITX	AHTBX	AHTCX	AHTFX	AHIFX	CITAX	CITBX	CITCX	CITEX

529-F-1	R-1	R-2	R-2E	R-3	R-4	R-5E	R-5	R-6
CITFX	RITAX	RITBX	RTEHX	RITCX	RITEX	RITHX	RITFX	RITGX

Table of contents
Investment objectives	1
Fees and expenses of the fund	1
Principal investment strategies	3
Principal risks	3
Investment results	5
Management	7
Purchase and sale of fund shares	7
Tax information	7
Payments to broker-dealers and other financial intermediaries	7
Investment objectives, strategies and risks	8
Management and organization	11
Shareholder information	13
Purchase, exchange and sale of shares	14
How to sell shares	20
Distributions and taxes	23
Choosing a share class	24
Sales charges	25
Sales charge reductions and waivers	28
Rollovers from retirement plans to IRAs	32
Plans of distribution	33
Other compensation to dealers	34
Fund expenses	35
Financial highlights	37
Appendix	43

The U.S. Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Investment objectives

The fund’s primary investment objective is to provide you with a high level of current income. Its secondary investment objective is capital appreciation.

Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in American Funds. More information about these and other discounts is available from your financial professional and in the “Sales charge reductions and waivers” section on page 28 of the prospectus and on page 70 of the fund’s statement of additional information.

Shareholder fees (fees paid directly from your investment)
Share classes
	A and 529-A	B and 529-B	C and 529-C	529-E	F-1, F-2 and 529-F-1	All R share classes
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	3.75%	none	none	none	none	none
Maximum deferred sales charge (load) (as a percentage of the amount redeemed)	1.00[1]	5.00%	1.00%	none	none	none
Maximum sales charge (load) imposed on reinvested dividends	none	none	none	none	none	none
Redemption or exchange fees	none	none	none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
	Share classes
	A	B	C	F-1	F-2	529-A	529-B	529-C	529-E
Management fees	0.27%	0.27%	0.27%	0.27%	0.27%	0.27%	0.27%	0.27%	0.27%
Distribution and/or service (12b-1) fees	0.24	1.00	1.00	0.25	none	0.22	0.99	0.99	0.50
Other expenses	0.15	0.14	0.19	0.19	0.17	0.26	0.29	0.27	0.21
Total annual fund operating expenses	0.66	1.41	1.46	0.71	0.44	0.75	1.55	1.53	0.98

	529-F-1	R-1	R-2	R-2E	R-3	R-4	R-5E	R-5	R-6
Management fees	0.27%	0.27%	0.27%	0.27%	0.27%	0.27%	0.27%	0.27%	0.27%
Distribution and/or service (12b-1) fees	0.00	1.00	0.74	0.60[2]	0.50	0.25	none	none	none
Other expenses	0.26	0.19	0.51[2]	0.37	0.26[2]	0.17	0.22[2]	0.12	0.07
Total annual fund operating expenses	0.53	1.46	1.52	1.24	1.03	0.69	0.49	0.39	0.34
Expense reimbursement	—	—	—	0.05[3]	—	—	—	—	—
Total annual fund operating expenses after expense reimbursement	0.53	1.46	1.52	1.19	1.03	0.69	0.49	0.39	0.34

1 A contingent deferred sales charge of 1.00% applies on certain redemptions within one year following purchases of $1 million or more made without an initial sales charge.

2 Based on estimated amounts for the current fiscal year.

3   The investment adviser is currently reimbursing a portion of the other expenses. The reimbursement will be in effect through at least November 1, 2016. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time.

1     American High-Income Trust / Prospectus

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share classes	1 year	3 years	5 years	10 years
A	$440	$578	$ 729	$1,167
B	644	846	971	1,486
C	249	462	797	1,746
F-1	73	227	395	883
F-2	45	141	246	555
529-A	449	606	776	1,270
529-B	658	890	1,045	1,630
529-C	256	483	834	1,824
529-E	100	312	542	1,201
529-F-1	54	170	296	665
R-1	149	462	797	1,746
R-2	155	480	829	1,813
R-2E	121	388	676	1,495
R-3	105	328	569	1,259
R-4	70	221	384	859
R-5E	50	157	274	616
R-5	40	125	219	493
R-6	35	109	191	431

For the share classes listed below, you would pay the following if you did not redeem your shares:

Share classes	1 year	3 years	5 years	10 years
B	$144	$446	$771	$1,486
C	149	462	797	1,746
529-B	158	490	845	1,630
529-C	156	483	834	1,824

Portfolio turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the fiscal year ended September 30, 2014, the fund’s portfolio turnover rate was 62% of the average value of its portfolio.

American High-Income Trust / Prospectus     2

Principal investment strategies

The fund invests primarily in higher yielding and generally lower quality debt securities (rated Ba1 or below or BB+ or below by Nationally Recognized Statistical Rating Organizations or unrated but determined by the fund’s investment adviser to be of equivalent quality), including corporate loan obligations. Such securities are sometimes referred to as “junk bonds.” The fund may also invest a portion of its assets in securities of issuers domiciled outside the United States.

The fund is designed for investors seeking a high level of current income and who are able to tolerate greater credit risk and price fluctuations than those that exist in funds investing in higher quality debt securities.

The investment adviser uses a system of multiple portfolio managers in managing the fund’s assets. Under this approach, the portfolio of the fund is divided into segments managed by individual managers who decide how their respective segments will be invested.

The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively priced securities that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

Principal risks

This section describes the principal risks associated with the fund’s principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

3     American High-Income Trust / Prospectus

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

American High-Income Trust / Prospectus     4

Investment results

The following bar chart shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with different broad measures of market results. This information provides some indication of the risks of investing in the fund. The Lipper High Yield Funds Index includes the fund and other funds that disclose investment objectives and/or strategies reasonably comparable to those of the fund. Past investment results (before and after taxes) are not predictive of future investment results. Updated information on the fund’s investment results can be obtained by visiting americanfunds.com.

5     American High-Income Trust / Prospectus

Average annual total returns For the periods ended December 31, 2014 (with maximum sales charge):
Share class	Inception date	1 year	5 years	10 years	Lifetime
A — Before taxes	2/19/1988	–3.22%	6.71%	5.79%	8.09%
— After taxes on distributions		–5.71	3.94	2.94	N/A
— After taxes on distributions and sale of fund shares		–1.78	4.09	3.29	N/A

Share classes (before taxes)	Inception date	1 year	5 years	10 years	Lifetime
B	3/15/2000	–4.96%	6.40%	5.56%	6.21%
C	3/15/2001	–1.22	6.66	5.35	6.37
F-1	3/15/2001	0.48	7.47	6.16	6.95
F-2	8/4/2008	0.75	7.75	N/A	7.74
529-A	2/19/2002	–3.31	6.62	5.72	7.17
529-B	2/25/2002	–5.09	6.27	5.44	7.02
529-C	2/19/2002	–1.29	6.59	5.28	6.61
529-E	3/15/2002	0.21	7.16	5.84	7.02
529-F-1	9/16/2002	0.65	7.66	6.33	8.74
R-1	7/11/2002	–0.27	6.65	5.32	7.69
R-2	6/18/2002	–0.31	6.64	5.34	7.10
R-3	6/21/2002	0.17	7.15	5.82	7.69
R-4	7/19/2002	0.50	7.48	6.15	8.55
R-5	5/15/2002	0.80	7.80	6.47	7.84
R-6	5/1/2009	0.86	7.85	N/A	12.38

Indexes	1 year	5 years	10 years	Lifetime (from Class A inception)
Barclays U.S. Corporate High Yield 2% Issuer Capped Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	2.46%	8.98%	7.73%	N/A
Lipper High Yield Funds Index (reflects no deductions for sales charges, account fees or U.S. federal income taxes)	2.24	8.47	6.35	7.06%
Class A annualized 30-day yield at March 31, 2015: 5.16% (For current yield information, please call American FundsLine® at (800) 325-3590.)

After-tax returns are shown only for Class A shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the highest individual federal income tax rates in effect during each year of the periods shown and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-favored arrangement, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan.

American High-Income Trust / Prospectus     6

Management

Investment adviser Capital Research and Management CompanySM

Portfolio managers The individuals primarily responsible for the portfolio management of the fund are:

Portfolio manager/ Fund title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
David C. Barclay President	26 years	Partner – Capital Fixed Income Investors
David A. Daigle Senior Vice President	12 years	Partner – Capital Fixed Income Investors
Abner D. Goldstine	18 years	Partner – Capital Fixed Income Investors
Laurentius Harrer	4 years	Partner – Capital Fixed Income Investors

Certain senior members of Capital Fixed Income Investors, the investment adviser’s fixed-income investment division, serve on a portfolio strategy group. The group utilizes a research-driven process with input from the investment adviser’s analysts, portfolio managers and economists to define investment themes and to set guidance on a range of macroeconomic factors, including duration, yield curve and sector allocation. The fund’s portfolio managers consider guidance of the portfolio strategy group in making their investment decisions.

Purchase and sale of fund shares

The minimum amount to establish an account for all share classes is $250 and the minimum to add to an account is $50. For a payroll deduction retirement plan account, payroll deduction savings plan account or employer-sponsored 529 account, the minimum is $25 to establish or add to an account.

If you are a retail investor, you may sell (redeem) shares on any business day through your dealer or financial advisor or by writing to American Funds Service Company® at P.O. Box 6007, Indianapolis, Indiana 46206-6007; telephoning American Funds Service Company at (800) 421-4225; faxing American Funds Service Company at (888) 421-4351; or accessing our website at americanfunds.com. Please contact your plan administrator or recordkeeper to sell (redeem) shares from your retirement plan.

Tax information

Dividends and capital gain distributions you receive from the fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-favored.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

7     American High-Income Trust / Prospectus

Investment objectives, strategies and risks

The fund’s primary investment objective is to provide you with a high level of current income. Its secondary investment objective is capital appreciation. While it has no present intention to do so, the fund’s board may change the fund’s investment objectives without shareholder approval upon 60 days’ written notice to shareholders.

The fund invests primarily in higher yielding and generally lower quality debt securities (rated Ba1 or below or BB+ or below by Nationally Recognized Statistical Rating Organizations or unrated but determined by the fund’s investment adviser to be of equivalent quality), including corporate loan obligations. Such securities are sometimes referred to as “junk bonds.” Please see the Appendix for further information on credit ratings of Nationally Recognized Statistical Rating Organizations. The fund may also invest a portion of its assets in securities of issuers domiciled outside the United States. Generally, the fund may invest in debt securities of any maturity or duration. The fund may also invest in common stocks and other equity-type securities, such as preferred stocks, convertible preferred stocks, convertible bonds and warrants, that provide an opportunity for income and/or capital appreciation.

The fund may also hold cash or money market instruments, including commercial paper and short-term securities issued by the U.S. government, its agencies and instrumentalities. The percentage of the fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. For temporary defensive purposes, the fund may invest without limitation in such instruments. The investment adviser may determine that it is appropriate to invest a substantial portion of the fund’s assets in such instruments in response to certain circumstances, such as periods of market turmoil. A larger percentage of such holdings could moderate the fund’s investment results in a period of rising market prices. Alternatively, a larger percentage of such holdings could reduce the magnitude of the fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.

The following are certain risks associated with the fund’s investment strategies.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds. See the appendix in this prospectus for credit rating descriptions.

American High-Income Trust / Prospectus     8

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

9     American High-Income Trust / Prospectus

In addition to the investment strategies described above, the fund has other investment practices that are described in the statement of additional information, which includes a description of certain risks related to the fund’s investment strategies and other investment practices. The fund’s investment results will depend on the ability of the fund’s investment adviser to navigate the risks discussed above as well as those described in the statement of additional information.

Fund comparative indexes The investment results table in this prospectus shows how the fund’s average annual total returns compare with various broad measures of market results. The Barclays U.S. Corporate High Yield 2% Issuer Capped Index covers the universe of fixed-rate, non-investment-grade debt. The index limits the maximum exposure of any one issuer to 2%. This index is unmanaged, and its results include reinvested distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. This index was not in existence on the date the fund began investment operations; therefore, lifetime results are not shown. The Lipper High Yield Funds Index is an equally weighted index of funds that aim at high (relative) current yield from fixed-income securities, have no quality or maturity restrictions and tend to invest in lower grade debt issues. The results of the underlying funds in the index include the reinvestment of dividends and capital gain distributions, as well as brokerage commissions paid by the funds for portfolio transactions and other fund expenses, but do not reflect the effect of sales charges, account fees or U.S. federal income taxes.

Fund results All fund results in this prospectus reflect the reinvestment of dividends and capital gain distributions, if any. Unless otherwise noted, fund results reflect any fee waivers and/or expense reimbursements in effect during the periods presented.

American High-Income Trust / Prospectus     10

Management and organization

Investment adviser Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as the investment adviser to the fund and other funds, including the American Funds. Capital Research and Management Company is a wholly owned subsidiary of The Capital Group Companies, Inc. and is located at 333 South Hope Street, Los Angeles, California 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the fund. The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year appears in the Annual Fund Operating Expenses table under “Fees and expenses of the fund.” The management fee is based on the daily net assets of the fund and the fund’s monthly gross investment income. Please see the statement of additional information for further details. A discussion regarding the basis for approval of the fund’s Investment Advisory and Service Agreement by the fund’s board of trustees is contained in the fund’s semi-annual report to shareholders for the fiscal period ended March 31, 2015.

Capital Research and Management Company manages equity assets through three equity investment divisions and fixed-income assets through its fixed-income investment division, Capital Fixed Income Investors. The three equity investment divisions — Capital World Investors, Capital Research Global Investors and Capital International Investors — make investment decisions independently of one another.

The equity investment divisions may, in the future, be incorporated as wholly owned subsidiaries of Capital Research and Management Company. In that event, Capital Research and Management Company would continue to be the investment adviser, and day-to-day investment management of equity assets would continue to be carried out through one or more of these subsidiaries. Although not currently contemplated, Capital Research and Management Company could incorporate its fixed-income investment division in the future and engage it to provide day-to-day investment management of fixed-income assets. Capital Research and Management Company and each of the funds it advises have received an exemptive order from the U.S. Securities and Exchange Commission that allows Capital Research and Management Company to use, upon approval of the fund’s board, its management subsidiaries and affiliates to provide day-to-day investment management services to the fund, including making changes to the management subsidiaries and affiliates providing such services. The fund’s shareholders have approved this arrangement; however, there is no assurance that Capital Research and Management Company will incorporate its investment divisions or exercise any authority granted to it under the exemptive order.

Portfolio holdings Portfolio holdings information for the fund is available on the American Funds website at americanfunds.com. A description of the fund’s policies and procedures regarding disclosure of information about its portfolio holdings is available in the statement of additional information.

11     American High-Income Trust / Prospectus

The Capital SystemSM Capital Research and Management Company uses a system of multiple portfolio managers in managing mutual fund assets. Under this approach, the portfolio of a fund is divided into segments managed by individual managers who decide how their respective segments will be invested. In addition, Capital Research and Management Company’s investment analysts may make investment decisions with respect to a portion of a fund’s portfolio. Investment decisions are subject to a fund’s objective(s), policies and restrictions and the oversight of the appropriate investment-related committees of Capital Research and Management Company and its investment divisions.

Certain senior members of Capital Fixed Income Investors, the investment adviser’s fixed-income investment division, serve on a portfolio strategy group. The group utilizes a research-driven process with input from the investment adviser’s analysts, portfolio managers and economists to define investment themes and to set guidance on a range of macroeconomic factors, including duration, yield curve and sector allocation. The fund’s portfolio managers consider guidance of the portfolio strategy group in making their investment decisions.

The table below shows the investment experience and role in management of the fund for each of the fund’s primary portfolio managers.

Portfolio manager	Investment experience	Experience in this fund	Role in management of the fund
David C. Barclay	Investment professional for 34 years in total; 28 years with Capital Research and Management Company or affiliate	26 years	Serves as a fixed-income portfolio manager
David A. Daigle	Investment professional for 21 years, all with Capital Research and Management Company or affiliate	12 years (plus 9 years of prior experience as an investment analyst for the fund)	Serves as a fixed-income portfolio manager
Abner D. Goldstine	Investment professional for 63 years in total; 48 years with Capital Research and Management Company or affiliate	18 years	Serves as a fixed-income portfolio manager
Laurentius Harrer	Investment professional for 26 years in total; 22 years with Capital Research and Management Company or affiliate	4 years	Serves as a fixed-income portfolio manager

Information regarding the portfolio managers’ compensation, their ownership of securities in the fund and other accounts they manage is in the statement of additional information.

American High-Income Trust / Prospectus     12

Certain privileges and/or services described on the following pages of this prospectus and in the statement of additional information may not be available to you, depending on your investment dealer or retirement plan recordkeeper. Please see your financial advisor, investment dealer or retirement plan recordkeeper for more information.

Shareholder information

Shareholder services American Funds Service Company, the fund’s transfer agent, offers a wide range of services that you can use to alter your investment program should your needs or circumstances change. These services may be terminated or modified at any time upon 60 days’ written notice.

A more detailed description of policies and services is included in the fund’s statement of additional information and the owner’s guide sent to new American Funds shareholders entitled Welcome. Class 529 shareholders should also refer to the applicable program description for information on policies and services relating specifically to their account(s). These documents are available by writing to or calling American Funds Service Company.

13     American High-Income Trust / Prospectus

Unless otherwise noted, references to Class A, B, C or F-1 shares on the following pages also refer to the corresponding Class 529-A, 529-B, 529-C or 529-F-1 shares. Unless otherwise noted, references to Class F shares refer to both Class F-1 and F-2 shares and references to Class R shares refer to Class R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6 shares.

Purchase, exchange and sale of shares

The fund’s transfer agent, on behalf of the fund and American Funds Distributors,® the fund’s distributor, is required by law to obtain certain personal information from you or any other person(s) acting on your behalf in order to verify your or such person’s identity. If you do not provide the information, the transfer agent may not be able to open your account. If the transfer agent is unable to verify your identity or that of any other person(s) authorized to act on your behalf, or believes it has identified potentially criminal activity, the fund and American Funds Distributors reserve the right to close your account or take such other action they deem reasonable or required by law.

When purchasing shares, you should designate the fund or funds in which you wish to invest. Subject to the exception below, if no fund is designated, your money will be held uninvested (without liability to the transfer agent for loss of income or appreciation pending receipt of proper instructions) until investment instructions are received, but for no more than three business days. Your investment will be made at the net asset value (plus any applicable sales charge, in the case of Class A shares) next determined after investment instructions are received and accepted by the transfer agent. If investment instructions are not received, your money will be invested in Class A shares of American Funds Money Market Fund® on the third business day after receipt of your investment.

If the amount of your cash investment is $10,000 or less, no fund is designated, and you made a cash investment (excluding exchanges) within the last 16 months, your money will be invested in the same proportion and in the same fund or funds and in the same class of shares in which your last cash investment was made.

Different procedures may apply to certain employer-sponsored arrangements, including, but not limited to, SEPs and SIMPLE IRAs.

American High-Income Trust / Prospectus     14

Valuing shares The net asset value of each share class of the fund is the value of a single share of that class. The fund calculates the net asset value each day the New York Stock Exchange is open for trading as of approximately 4 p.m. New York time, the normal close of regular trading. If, for example, the New York Stock Exchange closes at 1 p.m. New York time, the fund’s net asset value would still be determined as of 4 p.m. New York time. In this example, portfolio securities traded on the New York Stock Exchange would be valued at their closing prices unless the investment adviser determines that a “fair value” adjustment is appropriate due to subsequent events. Assets are valued primarily on the basis of market quotations. However, the fund has adopted procedures for making fair value determinations if market quotations are not readily available or are not considered reliable. For example, fair value procedures may be used if an issuer defaults and there is no market for its securities. Use of these procedures is intended to result in more appropriate net asset values.

Because the fund may hold securities that are listed primarily on foreign exchanges that trade on weekends or days when the fund does not price its shares, the values of securities held in the fund may change on days when you will not be able to purchase or redeem fund shares.

Your shares will be purchased at the net asset value (plus any applicable sales charge, in the case of Class A shares) or sold at the net asset value next determined after American Funds Service Company receives your request, provided that your request contains all information and legal documentation necessary to process the transaction. A contingent deferred sales charge may apply at the time you sell certain Class A, B and C shares.

15     American High-Income Trust / Prospectus

Purchase of Class A and C shares You may generally open an account and purchase Class A and C shares by contacting any financial advisor (who may impose transaction charges in addition to those described in this prospectus) authorized to sell the fund’s shares. You may purchase additional shares in various ways, including through your financial advisor and by mail, telephone, the Internet and bank wire.

Class B shares Class B and 529-B shares may not be purchased or acquired, except by exchange from Class B or 529-B shares of another fund in the American Funds family. Any other investment received by the fund that is intended for Class B or 529-B shares will instead be invested in Class A or 529-A shares and will be subject to any applicable sales charges.

Shareholders with investments in Class B and 529-B shares may continue to hold such shares until they convert to Class A or 529-A shares. However, no additional investments will be accepted in Class B or 529-B shares. Dividends and capital gain distributions may continue to be reinvested in Class B or 529-B shares until their conversion dates. In addition, shareholders invested in Class B or 529-B shares will be able to exchange those shares for Class B or 529-B shares of other American Funds offering Class B or 529-B shares until they convert.

Automatic conversion of Class B and C shares Class B shares automatically convert to Class A shares in the month of the eight-year anniversary of the purchase date. Class C shares automatically convert to Class F-1 shares in the month of the 10-year anniversary of the purchase date; however, Class 529-C shares will not convert to Class 529-F-1 shares. The Internal Revenue Service currently takes the position that these automatic conversions are not taxable. Should its position change, the automatic conversion feature may be suspended. If this were to happen, you would have the option of converting your Class B, 529-B or C shares to the respective share classes at the anniversary dates described above. This exchange would be based on the relative net asset values of the two classes in question, without the imposition of a sales charge or fee, but you might face certain tax consequences as a result.

Purchase of Class F shares You may generally open an account and purchase Class F shares only through fee-based programs of investment dealers that have special agreements with the fund’s distributor, through certain registered investment advisors and through other intermediaries approved by the fund’s distributor. These intermediaries typically charge ongoing fees for services they provide. Intermediary fees are not paid by the fund and normally range from .75% to 1.50% of assets annually, depending on the services offered.

Purchase of Class 529 shares Class 529 shares may be purchased only through an account established with a 529 college savings plan managed by the American Funds organization. You may open this type of account and purchase Class 529 shares by contacting any financial advisor (who may impose transaction charges in addition to those described in this prospectus) authorized to sell such an account. You may purchase additional shares in various ways, including through your financial advisor and by mail, telephone, the Internet and bank wire.

Class 529-E shares may be purchased only by employees participating through an eligible employer plan.

Accounts holding Class 529 shares are subject to a $10 account setup fee and an annual $10 account maintenance fee. These fees are waived until further notice.

American High-Income Trust / Prospectus     16

Investors residing in any state may purchase Class 529 shares through an account established with a 529 college savings plan managed by the American Funds organization. Class 529-A, 529-B, 529-C and 529-F-1 shares are structured similarly to the corresponding Class A, B, C and F-1 shares. For example, the same initial sales charges apply to Class 529-A shares as to Class A shares.

Purchase of Class R shares Class R shares are generally available only to retirement plans established under Internal Revenue Code Sections 401(a), 403(b) or 457, and to nonqualified deferred compensation plans and certain voluntary employee benefit association and post-retirement benefit plans. Class R shares also are generally available only to retirement plans where plan level or omnibus accounts are held on the books of the fund. Class R-5E, R-5 and R-6 shares are generally available only to fee-based programs or through retirement plan intermediaries. In addition, Class R-5 and R-6 shares are available for investment by other registered investment companies approved by the fund’s investment adviser or distributor. Class R shares generally are not available to retail nonretirement accounts, traditional and Roth individual retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and 529 college savings plans.

Purchases by employer-sponsored retirement plans Eligible retirement plans generally may open an account and purchase Class A or R shares by contacting any investment dealer (who may impose transaction charges in addition to those described in this prospectus) authorized to sell these classes of the fund’s shares. Some or all R share classes may not be available through certain investment dealers. Additional shares may be purchased through a plan’s administrator or recordkeeper.

Class A shares are generally not available for retirement plans using the PlanPremier® or Recordkeeper Direct® recordkeeping programs. These programs are proprietary recordkeeping solutions for small retirement plans.

Employer-sponsored retirement plans that are eligible to purchase Class R shares may instead purchase Class A shares and pay the applicable Class A sales charge, provided that their recordkeepers can properly apply a sales charge on plan investments. These plans are not eligible to make initial purchases of $1 million or more in Class A shares and thereby invest in Class A shares without a sales charge, nor are they eligible to establish a statement of intention that qualifies them to purchase Class A shares without a sales charge. More information about statements of intention can be found under “Sales charge reductions and waivers” in this prospectus. Plans investing in Class A shares with a sales charge may purchase additional Class A shares in accordance with the sales charge table in this prospectus.

Employer-sponsored retirement plans that invested in Class A shares without any sales charge before April 1, 2004, and that continue to meet the eligibility requirements in effect as of that date for purchasing Class A shares at net asset value, may continue to purchase Class A shares without any initial or contingent deferred sales charge.

A 403(b) plan may not invest in Class A or C shares unless it was invested in Class A or C shares before January 1, 2009.

17     American High-Income Trust / Prospectus

Purchase minimums and maximums Purchase minimums described in this prospectus may be waived in certain cases. In addition, the fund reserves the right to redeem the shares of any shareholder for their then current net asset value per share if the shareholder’s aggregate investment in the fund falls below the fund’s minimum initial investment amount. See the statement of additional information for details.

For accounts established with an automatic investment plan, the initial purchase minimum of $250 may be waived if the purchases (including purchases through exchanges from another fund) made under the plan are sufficient to reach $250 within five months of account establishment.

The effective purchase maximums for Class 529-A, 529-C, 529-E and 529-F-1 shares will reflect the maximum applicable contribution limits under state law. See the applicable program description for more information.

The purchase maximum for Class C shares is $500,000 per transaction. In addition, if you have significant American Funds holdings, you may not be eligible to invest in Class C or 529-C shares. Specifically, you may not purchase Class C or 529-C shares if you are eligible to purchase Class A or 529-A shares at the $1 million or more sales charge discount rate (that is, at net asset value). See “Sales charge reductions and waivers” in this prospectus and the statement of additional information for more details regarding sales charge discounts.

American High-Income Trust / Prospectus     18

Exchange Generally, you may exchange your shares for shares of the same class of other American Funds without a sales charge. Class A, C or F-1 shares may generally be exchanged for the corresponding 529 share class without a sales charge. Class B shares may not be exchanged for Class 529-B shares. Exchanges from Class A, C or F-1 shares to the corresponding 529 share class, particularly in the case of Uniform Gifts to Minors Act or Uniform Transfers to Minors Act custodial accounts, may result in significant legal and tax consequences, as described in the applicable program description. Please consult your financial advisor before making such an exchange.

Exchanges of shares from American Funds Money Market Fund initially purchased without a sales charge generally will be subject to the appropriate sales charge. For purposes of computing the contingent deferred sales charge on Class B and C shares, the length of time you have owned your shares will be measured from the first day of the month in which shares were purchased and will not be affected by any permitted exchange.

Exchanges have the same tax consequences as ordinary sales and purchases. For example, to the extent you exchange shares held in a taxable account that are worth more now than what you paid for them, the gain will be subject to taxation.

See “Transactions by telephone, fax or the Internet” in the section “How to sell shares” of this prospectus for information regarding electronic exchanges.

Please see the statement of additional information for details and limitations on moving investments in certain share classes to different share classes and on moving investments held in certain accounts to different accounts.

19     American High-Income Trust / Prospectus

How to sell shares

You may sell (redeem) shares in any of the following ways:

Employer-sponsored retirement plans

Shares held in eligible retirement plans may be sold through the plan’s administrator or recordkeeper.

Through your dealer or financial advisor (certain charges may apply)

· Shares held for you in your dealer’s name must be sold through the dealer.

· Generally, Class F shares must be sold through intermediaries such as dealers or financial advisors.

Writing to American Funds Service Company

· Requests must be signed by the registered shareholder(s).

· A signature guarantee is required if the redemption is:

— more than $125,000;

— made payable to someone other than the registered shareholder(s); or

— sent to an address other than the address of record or to an address of record that has been changed within the previous 10 days.

· American Funds Service Company reserves the right to require signature guarantee(s) on any redemption.

· Additional documentation may be required for redemptions of shares held in corporate, partnership or fiduciary accounts.

Telephoning or faxing American Funds Service Company or using the Internet

· Redemptions by telephone, fax or the Internet (including American FundsLine and americanfunds.com) are limited to $125,000 per American Funds shareholder each day.

· Checks must be made payable to the registered shareholder.

· Checks must be mailed to an address of record that has been used with the account for at least 10 days.

If you recently purchased shares and subsequently request a redemption of those shares, you will receive proceeds from the redemption once a sufficient period of time has passed to reasonably ensure that checks or drafts, including certified or cashier’s checks, for the shares purchased have cleared (normally 10 business days).

Although payment of redemptions normally will be in cash, the fund’s declaration of trust permits payment of the redemption price wholly or partly with portfolio securities or other fund assets under conditions and circumstances determined by the fund’s board of trustees. The disposal of the securities received in-kind may be subject to brokerage costs and such securities remain at market risk until sold.

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Transactions by telephone, fax or the Internet Generally, you are automatically eligible to redeem or exchange shares by telephone, fax or the Internet, unless you notify us in writing that you do not want any or all of these services. You may reinstate these services at any time.

Unless you decide not to have telephone, fax or Internet services on your account(s), you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) that may be incurred in connection with the exercise of these privileges, provided that American Funds Service Company employs reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine. If reasonable procedures are not employed, American Funds Service Company and/or the fund may be liable for losses due to unauthorized or fraudulent instructions.

Frequent trading of fund shares The fund and American Funds Distributors reserve the right to reject any purchase order for any reason. The fund is not designed to serve as a vehicle for frequent trading. Frequent trading of fund shares may lead to increased costs to the fund and less efficient management of the fund’s portfolio, potentially resulting in dilution of the value of the shares held by long-term shareholders. Accordingly, purchases, including those that are part of exchange activity, that the fund or American Funds Distributors has determined could involve actual or potential harm to the fund may be rejected.

The fund, through its transfer agent, American Funds Service Company, maintains surveillance procedures that are designed to detect frequent trading in fund shares. Under these procedures, various analytics are used to evaluate factors that may be indicative of frequent trading. For example, transactions in fund shares that exceed certain monetary thresholds may be scrutinized. American Funds Service Company also may review transactions that occur close in time to other transactions in the same account or in multiple accounts under common ownership or influence. Trading activity that is identified through these procedures or as a result of any other information available to the fund will be evaluated to determine whether such activity might constitute frequent trading. These procedures may be modified from time to time as appropriate to improve the detection of frequent trading, to facilitate monitoring for frequent trading in particular retirement plans or other accounts and to comply with applicable laws.

In addition to the fund’s broad ability to restrict potentially harmful trading as described above, the fund’s board of trustees has adopted a “purchase blocking policy” under which any shareholder redeeming shares having a value of $5,000 or more from a fund will be precluded from investing in that fund for 30 calendar days after the redemption transaction. This policy also applies to redemptions and purchases that are part of exchange transactions. Under the fund’s purchase blocking policy, certain purchases will not be prevented and certain redemptions will not trigger a purchase block, such as:

· purchases and redemptions of shares having a value of less than $5,000;

· transactions in Class 529 shares;

· purchases and redemptions by investment companies managed or sponsored by the fund’s investment adviser or its affiliates, including reallocations and transactions allowing the investment company to meet its redemptions and purchases;

· retirement plan contributions, loans and distributions (including hardship withdrawals) identified as such on the retirement plan recordkeeper’s system;

21     American High-Income Trust / Prospectus

· purchase transactions involving in-kind transfers of shares of the fund, rollovers, Roth IRA conversions and IRA recharacterizations, where the entity maintaining the shareholder account is able to identify the transaction as one of these types of transactions; and

· systematic redemptions and purchases, where the entity maintaining the shareholder account is able to identify the transaction as a systematic redemption or purchase.

Generally, purchases and redemptions will not be considered “systematic” unless the transaction is prescheduled for a specific date.

The fund reserves the right to waive the purchase blocking policy with respect to specific shareholder accounts in those instances where American Funds Service Company determines that its surveillance procedures are adequate to detect frequent trading in fund shares.

American Funds Service Company will work with certain intermediaries (such as investment dealers holding shareholder accounts in street name, retirement plan recordkeepers, insurance company separate accounts and bank trust companies) to apply their own procedures, provided that American Funds Service Company believes the intermediary’s procedures are reasonably designed to enforce the frequent trading policies of the fund. You should refer to disclosures provided by the intermediaries with which you have an account to determine the specific trading restrictions that apply to you.

If American Funds Service Company identifies any activity that may constitute frequent trading, it reserves the right to contact the intermediary and request that the intermediary either provide information regarding an account owner’s transactions or restrict the account owner’s trading. If American Funds Service Company is not satisfied that the intermediary has taken appropriate action, American Funds Service Company may terminate the intermediary’s ability to transact in fund shares.

There is no guarantee that all instances of frequent trading in fund shares will be prevented.

Notwithstanding the fund’s surveillance procedures and purchase blocking policy described above, all transactions in fund shares remain subject to the right of the fund, American Funds Distributors and American Funds Service Company to restrict potentially abusive trading generally, including the types of transactions described above that will not be prevented or trigger a block under the purchase blocking policy. See the statement of additional information for more information about how American Funds Service Company may address other potentially abusive trading activity in the American Funds.

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Distributions and taxes

Dividends and distributions The fund declares daily dividends from net investment income and distributes the accrued dividends, which may fluctuate, to you each month. Generally, dividends begin accruing on the day payment for shares is received by the fund or American Funds Service Company.

Capital gains, if any, are usually distributed in December. When a capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

You may elect to reinvest dividends and/or capital gain distributions to purchase additional shares of this fund or other American Funds, or you may elect to receive them in cash. Dividends and capital gain distributions for 529 share classes and retirement plan shareholders will be reinvested automatically.

Taxes on dividends and distributions For federal tax purposes, dividends and distributions of short-term capital gains are taxable as ordinary income. The fund’s distributions of net long-term capital gains are taxable as long-term capital gains. Any dividends or capital gain distributions you receive from the fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash.

Dividends and capital gain distributions that are automatically reinvested in a tax-favored retirement or education savings account do not result in federal or state income tax at the time of reinvestment.

Taxes on transactions Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

Exchanges within a tax-favored retirement plan account will not result in a capital gain or loss for federal or state income tax purposes. With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

Shareholder fees Fees borne directly by the fund normally have the effect of reducing a shareholder’s taxable income on distributions. By contrast, fees paid directly to advisors by a fund shareholder for ongoing advice are deductible for income tax purposes only to the extent that they (combined with certain other qualifying expenses) exceed 2% of such shareholder’s adjusted gross income.

Please see your tax advisor for more information. Holders of Class 529 shares should refer to the applicable program description for more information regarding the tax consequences of selling Class 529 shares.

23     American High-Income Trust / Prospectus

Choosing a share class

The fund offers different classes of shares through this prospectus. The services or share classes available to you may vary depending upon how you wish to purchase shares of the fund.

Each share class represents an investment in the same portfolio of securities, but each class has its own sales charge and expense structure, allowing you to choose the class that best fits your situation. For example, Class F-1 shares are subject to a 12b-1 fee while Class F-2 shares are not. The different fee structures allow the investor to choose how to pay for advisory platform expenses. Class R shares offer different levels of 12b-1 and recordkeeping fees so that a plan can choose the class that best meets the cost associated with obtaining investment related services and participant level recordkeeping for the plan. When you purchase shares of the fund for an individual-type account, you should choose a share class. If none is chosen, your investment will be made in Class A shares or, in the case of a 529 plan investment, Class 529-A shares.

Factors you should consider when choosing a class of shares include:

· how long you expect to own the shares;

· how much you intend to invest;

· total expenses associated with owning shares of each class;

· whether you qualify for any reduction or waiver of sales charges (for example, Class A or 529-A shares may be a less expensive option over time, particularly if you qualify for a sales charge reduction or waiver);

· whether you plan to take any distributions in the near future (for example, the contingent deferred sales charge will not be waived if you sell your Class 529-B or 529-C shares to cover higher education expenses); and

· availability of share classes:

— Class B and 529-B shares may not be purchased or acquired except by exchange from Class B or 529-B shares of another fund in the American Funds family;

— Class C shares are not available to retirement plans that do not currently invest in such shares and that are eligible to invest in Class R shares, including retirement plans established under Internal Revenue Code Sections 401(a) (including 401(k) plans), 403(b) or 457;

— Class F and 529-F-1 shares are generally available only to fee-based programs of investment dealers that have special agreements with the fund’s distributor, to certain registered investment advisors and to other intermediaries approved by the fund’s distributor; and

— Class R shares are generally available only to retirement plans established under Internal Revenue Code Sections 401(a) (including 401(k) plans), 403(b) or 457, and to nonqualified deferred compensation plans and certain voluntary employee benefit association and post-retirement benefit plans.

Each investor’s financial considerations are different. You should speak with your financial advisor to help you decide which share class is best for you.

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Sales charges

Class A shares The initial sales charge you pay each time you buy Class A shares differs depending upon the amount you invest and may be reduced or eliminated for larger purchases as indicated below. The “offering price,” the price you pay to buy shares, includes any applicable sales charge, which will be deducted directly from your investment. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to an initial sales charge.

	Sales charge as a percentage of:
Investment	Offering price	Net amount invested	Dealer commission as a percentage of offering price
Less than $100,000	3.75%	3.90%	3.00%
$100,000 but less than $250,000	3.50	3.63	2.75
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $750,000	2.00	2.04	1.60
$750,000 but less than $1 million	1.50	1.52	1.20
$1 million or more and certain other investments described below	none	none	see below

The sales charge, expressed as a percentage of the offering price or the net amount invested, may be higher or lower than the percentages described in the table above due to rounding. This is because the dollar amount of the sales charge is determined by subtracting the net asset value of the shares purchased from the offering price, which is calculated to two decimal places using standard rounding criteria. The impact of rounding will vary with the size of the investment and the net asset value of the shares. Similarly, any contingent deferred sales charge paid by you on investments in Class A shares may be higher or lower than the 1% charge described below due to rounding.

25     American High-Income Trust / Prospectus

Except as provided below, investments in Class A shares of $1 million or more may be subject to a 1% contingent deferred sales charge if the shares are sold within one year of purchase. The contingent deferred sales charge is based on the original purchase cost or the current market value of the shares being sold, whichever is less.

Class A share purchases not subject to sales charges The following investments are not subject to any initial or contingent deferred sales charge if American Funds Service Company is properly notified of the nature of the investment:

· investments made by accounts that are part of certain qualified fee-based programs and that purchased Class A shares before the discontinuation of the relevant investment dealer’s load-waived Class A share program with the American Funds; and

· certain rollover investments from retirement plans to IRAs (see “Rollovers from retirement plans to IRAs” in this prospectus for more information).

The distributor may pay dealers a commission of up to 1% on investments made in Class A shares with no initial sales charge. The fund may reimburse the distributor for these payments through its plans of distribution (see “Plans of distribution” in this prospectus).

Transfers from certain 529 plans to plans managed by the American Funds organization will be made with no sales charge. No commission will be paid to the dealer on such a transfer. Please see the statement of additional information for more information.

Certain other investors may qualify to purchase shares without a sales charge, such as employees of investment dealers and registered investment advisors authorized to sell American Funds and employees of The Capital Group Companies, Inc. and its affiliates. Please see the statement of additional information for further details.

Class B and C shares For Class B shares, a contingent deferred sales charge may be applied to shares you sell within six years of the date you purchased the Class B shares, as shown in the table below. The contingent deferred sales charge is eliminated six years after purchase.

Contingent deferred sales charge on Class B shares
Year of redemption:	1	2	3	4	5	6	7+
Contingent deferred sales charge:	5%	4%	4%	3%	2%	1%	0%

Class C shares are sold without any initial sales charge. American Funds Distributors pays 1% of the amount invested to dealers who sell Class C shares. A contingent deferred sales charge of 1% applies if Class C shares are sold within one year of purchase. The contingent deferred sales charge is eliminated one year after purchase.

Any contingent deferred sales charge paid by you on sales of Class B or C shares, expressed as a percentage of the applicable redemption amount, may be higher or lower than the percentages described above due to rounding.

Class 529-E and Class F shares Class 529-E and Class F shares are sold without any initial or contingent deferred sales charge.

Class R shares Class R shares are sold without any initial or contingent deferred sales charge. The distributor will pay dealers annually asset-based compensation of up to 1.00% for sales of Class R-1 shares, up to .75% for Class R-2 shares, up to .60% for Class R-2E shares, up to .50% for Class R-3 shares and up to .25% for Class R-4 shares. No dealer compensation is paid from fund assets on sales of Class R-5E, R-5 or R-6

American High-Income Trust / Prospectus     26

shares. The fund may reimburse the distributor for these payments through its plans of distribution.

See “Plans of distribution” in this prospectus for ongoing compensation paid to your dealer or financial advisor for all share classes.

Contingent deferred sales charges Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a contingent deferred sales charge. In addition, the contingent deferred sales charge may be waived in certain circumstances. See “Contingent deferred sales charge waivers” in the section “Sales charge reductions and waivers” of this prospectus. The contingent deferred sales charge is based on the original purchase cost or the current market value of the shares being sold, whichever is less. For purposes of determining the contingent deferred sales charge, if you sell only some of your shares, shares that are not subject to any contingent deferred sales charge will be sold first, followed by shares that you have owned the longest.

27     American High-Income Trust / Prospectus

Sales charge reductions and waivers

To receive a reduction in your Class A initial sales charge, you must let your financial advisor or American Funds Service Company know at the time you purchase shares that you qualify for such a reduction. If you do not let your advisor or American Funds Service Company know that you are eligible for a reduction, you may not receive the sales charge discount to which you are otherwise entitled. In order to determine your eligibility to receive a sales charge discount, it may be necessary for you to provide your advisor or American Funds Service Company with information and records (including account statements) of all relevant accounts invested in the American Funds.

In addition to the information in this prospectus, you may obtain more information about share classes, sales charges and sales charge reductions and waivers through a link on the home page of the American Funds website at americanfunds.com, from the statement of additional information or from your financial advisor.

Reducing your Class A initial sales charge Consistent with the policies described in this prospectus, you and your “immediate family” (your spouse — or equivalent, if recognized under local law — and your children under the age of 21) may combine all of your American Funds investments to reduce Class A sales charges. In addition, two or more retirement plans of an employer or an employer’s affiliates may combine all of their American Funds investments to reduce Class A sales charges. Certain investments in the American Funds Target Date Retirement Series,® American Funds Portfolio SeriesSM and American Funds College Target Date Series® may also be combined for this purpose. Please see the applicable series’ prospectus for further information. However, for this purpose, investments representing direct purchases of American Funds Money Market Fund are excluded. Following are different ways that you may qualify for a reduced Class A sales charge:

Aggregating accounts To receive a reduced Class A sales charge, investments made by you and your immediate family (see above) may be aggregated if made for your own account(s) and/or certain other accounts, such as:

· trust accounts established by the above individuals (please see the statement of additional information for details regarding aggregation of trust accounts where the person(s) who established the trust is/are deceased);

· solely controlled business accounts; and

· single-participant retirement plans.

Investments made through employer-sponsored retirement plan accounts will not be aggregated with individual-type accounts.

Concurrent purchases You may combine simultaneous purchases (including, upon your request, purchases for gifts) of any class of shares of two or more American Funds (excluding American Funds Money Market Fund) to qualify for a reduced Class A sales charge.

Rights of accumulation You may take into account your accumulated holdings in all share classes of the American Funds (excluding American Funds Money Market Fund) to determine the initial sales charge you pay on each purchase of Class A shares. Subject to your investment dealer’s capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (as of the day prior to your additional American Funds investment) or (b) the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals. Please see the statement of additional information for further

American High-Income Trust / Prospectus     28

details. You should retain any records necessary to substantiate the historical amounts you have invested.

If you make a gift of shares, upon your request you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your American Funds accounts.

Statement of intention You may reduce your Class A sales charge by establishing a statement of intention. A statement of intention allows you to combine all purchases of all share classes of the American Funds (excluding American Funds Money Market Fund) that you intend to make over a 13-month period to determine the applicable sales charge; however, purchases made under a right of reinvestment, appreciation of your holdings, and reinvested dividends and capital gains do not count as purchases made during the statement period. Your accumulated holdings (as described and calculated under “Rights of accumulation” above) eligible to be aggregated as of the day immediately before the start of the statement period may be credited toward satisfying the statement. A portion of your account may be held in escrow to cover additional Class A sales charges that may be due if your total purchases over the statement period do not qualify you for the applicable sales charge reduction. Employer-sponsored retirement plans may be restricted from establishing statements of intention. See the discussion regarding employer-sponsored retirement plans under “Purchase, exchange and sale of shares” in this prospectus for more information.

29     American High-Income Trust / Prospectus

Right of reinvestment If you notify American Funds Service Company prior to the time of reinvestment, you may reinvest proceeds from a redemption, dividend payment or capital gain distribution without a sales charge in the same fund or other American Funds, provided that the reinvestment occurs within 90 days after the date of the redemption, dividend payment or distribution and is made into the same account from which you redeemed the shares or received the dividend payment or distribution. If the account has been closed, you may reinvest without a sales charge if the new receiving account has the same registration as the closed account and the reinvestment is made within 90 days after the date of redemption, dividend payment or distribution.

Proceeds from a Class B share redemption for which a contingent deferred sales charge was paid will be reinvested in Class A shares without any initial sales charge. If you redeem Class B shares without paying a contingent deferred sales charge, you may reinvest the proceeds in Class B shares or purchase Class A shares. If you purchase Class A shares, you are responsible for paying any applicable Class A sales charges. Proceeds from any other type of redemption and all dividend payments and capital gain distributions will be reinvested in the same share class from which the original redemption, dividend payment or distribution was made. Any contingent deferred sales charge on Class A or C shares will be credited to your account. Redemption proceeds of Class A shares representing direct purchases in American Funds Money Market Fund that are reinvested in other American Funds will be subject to a sales charge.

Proceeds will be reinvested at the next calculated net asset value after your request is received by American Funds Service Company, provided that your request contains all information and legal documentation necessary to process the transaction. For purposes of this “right of reinvestment policy,” automatic transactions (including, for example, automatic purchases, withdrawals and payroll deductions) and ongoing retirement plan contributions are not eligible for investment without a sales charge. You may not reinvest proceeds in the American Funds as described in this paragraph if such proceeds are subject to a purchase block as described under “Frequent trading of fund shares” in this prospectus. This paragraph does not apply to certain rollover investments as described under “Rollovers from retirement plans to IRAs” in this prospectus.

American High-Income Trust / Prospectus     30

Contingent deferred sales charge waivers The contingent deferred sales charge on Class A, B and C shares may be waived in the following cases:

· permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a contingent deferred sales charge would apply to the initial shares purchased;

· tax-free returns of excess contributions to IRAs;

· redemptions due to death or postpurchase disability of the shareholder (this generally excludes accounts registered in the names of trusts and other entities);

· for 529 share classes only, redemptions due to a beneficiary’s death, postpurchase disability or receipt of a scholarship (to the extent of the scholarship award);

· redemptions due to the complete termination of a trust upon the death of the trustor/grantor or beneficiary, but only if such termination is specifically provided for in the trust document; and

· the following types of transactions, if together they do not exceed 12% of the value of an account annually (see the statement of additional information for further details about waivers regarding these types of transactions):

— redemptions due to receiving required minimum distributions from retirement accounts upon reaching age 70½ (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver); and

— if you have established an automatic withdrawal plan, redemptions through such a plan (including any dividends and/or capital gain distributions taken in cash).

To have your Class A, B or C contingent deferred sales charge waived, you must inform your advisor or American Funds Service Company at the time you redeem shares that you qualify for such a waiver.

31     American High-Income Trust / Prospectus

Rollovers from retirement plans to IRAs

Assets from retirement plans may be invested in Class A, C or F shares through an IRA rollover, subject to the other provisions of this prospectus. Class C shares are not available if the assets are being rolled over from investments held in the American Funds Recordkeeper Direct and PlanPremier retirement plan recordkeeping programs.

Rollovers to IRAs from retirement plans that are rolled into Class A shares will be subject to applicable sales charges. The following rollovers to Class A shares will be made without a sales charge:

· rollovers to Capital Bank and Trust CompanySM IRAs if the assets were invested in American Funds at the time of distribution;

· rollovers to IRAs from 403(b) plans with Capital Bank and Trust Company as custodian; and

· rollovers to Capital Bank and Trust Company IRAs from investments held in the American Funds Recordkeeper Direct and PlanPremier retirement plan recordkeeping programs.

IRA rollover assets that roll over without a sales charge as described above will not be subject to a contingent deferred sales charge, and investment dealers will be compensated solely with an annual service fee that begins to accrue immediately. All other rollovers invested in Class A shares, as well as future contributions to the IRA, will be subject to sales charges and to the terms and conditions generally applicable to Class A share investments as described in this prospectus and in the statement of additional information.

American High-Income Trust / Prospectus     32

Plans of distribution

The fund has plans of distribution, or “12b-1 plans,” for certain share classes under which it may finance activities intended primarily to sell shares, provided that the categories of expenses are approved in advance by the fund’s board of trustees. The plans provide for payments, based on annualized percentages of average daily net assets, of:

Up to:	Share class(es)
0.30%	Class A shares
0.50%	Class 529-A, F-1, 529-F-1 and R-4 shares
0.75%	Class 529-E and R-3 shares
0.85%	Class R-2E shares
1.00%	Class B, 529-B, C, 529-C, R-1 and R-2 shares

For all share classes indicated above, up to .25% may be used to pay service fees to qualified dealers for providing certain shareholder services. The amount remaining for each share class, if any, may be used for distribution expenses.

The 12b-1 fees paid by each applicable share class of the fund, as a percentage of average net assets for the previous fiscal year (or, for Class R-2E shares only, based on estimated amounts for the current fiscal year), are indicated in the Annual Fund Operating Expenses table on page 1 of this prospectus. Since these fees are paid out of the fund’s assets on an ongoing basis, over time they may cost you more than paying other types of sales charges or service fees and reduce the return on your investment. The higher fees for Class B and C shares may cost you more over time than paying the initial sales charge for Class A shares.

33     American High-Income Trust / Prospectus

Other compensation to dealers

American Funds Distributors, at its expense, provides additional compensation to investment dealers. These payments may be made, at the discretion of American Funds Distributors, to the top 100 dealers (or their affiliates) that have sold shares of the American Funds. A number of factors will be considered in determining payments, including the qualifying dealer’s sales, assets and positive cash flows, and the quality of the dealer’s relationship with American Funds Distributors. The payment will be determined using a formula applied consistently to dealers based on the relevant facts and circumstances. The level of payments made to a qualifying firm in any given year will vary and (excluding payments for meetings as described below) will represent the sum of (a) up to .10% of the previous year’s American Funds sales by that dealer and (b) up to .02% of American Funds assets attributable to that dealer, with an adjustment made for the dealer’s positive cash flows and the quality of the dealer’s relationship with American Funds Distributors. For calendar year 2014, aggregate payments made by American Funds Distributors to dealers were less than .02% of the average assets of the American Funds. Aggregate payments made by American Funds Distributors to dealers may also change from year to year. American Funds Distributors makes these payments to help defray the costs incurred by qualifying dealers in connection with efforts to educate financial advisors about the American Funds so that they can make recommendations and provide services that are suitable and meet shareholder needs. American Funds Distributors will, on an annual basis, determine the advisability of continuing these payments.

Firms receiving additional compensation payments must sign a letter acknowledging the purpose of the payment and American Funds Distributors’ goal that the payment will help facilitate education of the firm’s financial advisors about the American Funds to help the advisors make suitable recommendations and better serve their clients who invest in the funds. The letters generally require the firms to (1) have significant assets invested in the American Funds, (2) perform the due diligence necessary to classify the American Funds as “approved” or “preferred” (or an equivalent) on their platform, (3) not provide financial advisors, branch managers or associated persons with any financial incentives to promote the sales of one approved fund group over another approved group, (4) provide individual advice to their clients through financial advisors, (5) provide American Funds Distributors broad access to their financial advisors and product platforms and develop a business plan to achieve such access, and (6) work with the fund’s transfer agent to promote operational efficiencies and to facilitate necessary communication between the American Funds and the firm’s clients who own shares of the American Funds.

American Funds Distributors may also pay expenses associated with meetings and other training and educational opportunities conducted by selling dealers, advisory platform providers and other intermediaries to facilitate educating financial advisors and shareholders about the American Funds. For example, some of these expenses may include, but not be limited to, meeting sponsor fees, meeting location fees, and fees to obtain lists of financial advisors to better tailor training and education opportunities.

If investment advisers, distributors or other affiliates of mutual funds pay additional compensation or other incentives to investment dealers in differing amounts, dealer firms and their advisors may have financial incentives for recommending a particular mutual fund over other mutual funds or investments. You should consult with your financial advisor and review carefully any disclosure by your financial advisor’s firm as to compensation received.

American High-Income Trust / Prospectus     34

Fund expenses

Note that references to Class A, B, C and F-1 shares in this “Fund expenses” section do not include the corresponding Class 529 shares.

In periods of market volatility, assets of the fund may decline significantly, causing total annual fund operating expenses (as a percentage of the value of your investment) to become higher than the numbers shown in the Annual Fund Operating Expenses table on page 1 of this prospectus.

For all share classes except Class B shares, “Other expenses” items in the Annual Fund Operating Expenses table in this prospectus include fees for administrative services provided by the fund’s investment adviser and its affiliates. Administrative services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. The fund’s investment adviser receives an administrative services fee at the annual rate of .01% of the average daily net assets of the fund attributable to Class A shares and .05% of the average daily net assets of the fund attributable to Class C, F, R and 529 shares for its provision of administrative services.

35     American High-Income Trust / Prospectus

The “Other expenses” items in the Annual Fund Operating Expenses table also include custodial, legal, transfer agent and subtransfer agent/recordkeeping payments and various other expenses applicable to all share classes.

Retail investors Subtransfer agent/recordkeeping payments may be made to third parties (including affiliates of the fund’s investment adviser) that provide subtransfer agent, recordkeeping and/or shareholder services with respect to certain shareholder accounts in lieu of the transfer agent providing such services. The amount paid for subtransfer agent/recordkeeping services varies depending on the share class and services provided, and typically ranges from $3 to $19 per account. For Class 529 shares, an expense of up to a maximum of .10% paid to a state or states for oversight and administrative services is included as an “Other expenses” item.

Employer-sponsored retirement plan investors The amount paid for subtransfer agent/ recordkeeping services varies depending on the share class selected and the entity receiving the payments. The table below shows the maximum payments to entities providing these services to retirement plans.

	Payments to affiliated entities	Payments to unaffiliated entities
Class A	0.05% of assets or $12 per participant position[1]	0.05% of assets or $12 per participant position[1]
Class R-1	0.10% of assets	0.10% of assets
Class R-2	0.15% of assets plus $27 per participant position[2] or 0.35% of assets[3]	0.25% of assets
Class R-2E	N/A	0.20% of assets
Class R-3	0.10% of assets plus $12 per participant position[2] or 0.19% of assets[3]	0.15% of assets
Class R-4	0.10% of assets	0.10% of assets
Class R-5E	N/A	0.15% of assets
Class R-5	0.05% of assets	0.05% of assets
Class R-6	none	none

1 Payment amount depends on the date services commenced.

2 Payment with respect to Recordkeeper Direct program.

3 Payment with respect to PlanPremier program.

American High-Income Trust / Prospectus     36

Financial highlights

The Financial Highlights table is intended to help you understand the fund’s results for the past five fiscal years (and for the six months ended March 31, 2015). Certain information reflects financial results for a single share of a particular class. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and capital gain distributions). Where indicated, figures in the table reflect the impact, if any, of certain reimbursements from Capital Research and Management Company. For more information about these reimbursements, see the fund’s statement of additional information and annual report. The information in the Financial Highlights table has been audited by Deloitte & Touche LLP (except for the six months ended March 31, 2015), whose current report, along with the fund’s financial statements, is included in the statement of additional information, which is available upon request. The information for the six-month period presented has been derived from the fund’s unaudited financial statements and includes all adjustments that management considers necessary for a fair presentation of such information for the period presented.

		Income (loss) from investment operations[1]
	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[2,3,4]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reim- bursements	Ratio of expenses to average net assets after reim- bursements[4]	Ratio of net income to average net assets[4]
Class A:
Six months ended 3/31/2015[5,6]	$11.09	$.32	$(.22)	$ .10	$(.33)	$10.86	.97%	$13,548	.68%[7]	.68%[7]	5.98%[7]
Year ended 9/30/2014	11.22	.68	(.13)	.55	(.68)	11.09	4.93	14,286.66		.66	5.99
Year ended 9/30/2013	11.18	.72	.06	.78	(.74)	11.22	7.10	14,178.66		.66	6.37
Year ended 9/30/2012	10.36	.78	.86	1.64	(.82)	11.18	16.35	13,822.69		.69	7.17
Year ended 9/30/2011	11.13	.85	(.74)	.11	(.88)	10.36	.67	11,223.67		.67	7.57
Year ended 9/30/2010	10.29	.89	.78	1.67	(.83)	11.13	16.75	11,687.68		.68	8.26
Class B:
Six months ended 3/31/2015[5,6]	11.09	.28	(.22)	.06	(.29)	10.86	.59	66	1.43[7]	1.43[7]	5.24[7]
Year ended 9/30/2014	11.22	.60	(.13)	.47	(.60)	11.09	4.16	94	1.41	1.41	5.26
Year ended 9/30/2013	11.18	.63	.06	.69	(.65)	11.22	6.29	143	1.43	1.43	5.63
Year ended 9/30/2012	10.36	.70	.86	1.56	(.74)	11.18	15.49	204	1.44	1.44	6.47
Year ended 9/30/2011	11.13	.77	(.74)	.03	(.80)	10.36	(.10)	264	1.44	1.44	6.82
Year ended 9/30/2010	10.29	.80	.78	1.58	(.74)	11.13	15.86	452	1.46	1.46	7.50

37 American High-Income Trust / Prospectus

		Income (loss) from investment operations[1]
	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[2,3,4]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reim- bursements	Ratio of expenses to average net assets after reim- bursements[4]	Ratio of net income to average net assets[4]
Class C:
Six months ended 3/31/2015[5,6]	$11.09	$.28	$(.22)	$ .06	$(.29)	$10.86	.57%	$1,138	1.48%[7]	1.48%[7]	5.18%[7]
Year ended 9/30/2014	11.22	.59	(.13)	.46	(.59)	11.09	4.11	1,238	1.46	1.46	5.20
Year ended 9/30/2013	11.18	.63	.06	.69	(.65)	11.22	6.25	1,330	1.48	1.48	5.56
Year ended 9/30/2012	10.36	.70	.86	1.56	(.74)	11.18	15.43	1,418	1.48	1.48	6.38
Year ended 9/30/2011	11.13	.76	(.74)	.02	(.79)	10.36	(.15)	1,229	1.48	1.48	6.76
Year ended 9/30/2010	10.29	.80	.78	1.58	(.74)	11.13	15.80	1,337	1.51	1.51	7.44
Class F-1:
Six months ended 3/31/2015[5,6]	11.09	.32	(.22)	.10	(.33)	10.86	.95	853	.70[7]	.70[7]	5.96[7]
Year ended 9/30/2014	11.22	.68	(.13)	.55	(.68)	11.09	4.87	927.71		.71	5.96
Year ended 9/30/2013	11.18	.71	.06	.77	(.73)	11.22	7.03	1,418.73		.73	6.32
Year ended 9/30/2012	10.36	.78	.86	1.64	(.82)	11.18	16.32	1,584.71		.71	7.14
Year ended 9/30/2011	11.13	.85	(.74)	.11	(.88)	10.36	.62	1,264.72		.72	7.52
Year ended 9/30/2010	10.29	.88	.78	1.66	(.82)	11.13	16.69	1,457.74		.74	8.21
Class F-2:
Six months ended 3/31/2015[5,6]	11.09	.34	(.22)	.12	(.35)	10.86	1.08	1,428	.46[7]	.46[7]	6.20[7]
Year ended 9/30/2014	11.22	.71	(.13)	.58	(.71)	11.09	5.15	1,322.44		.44	6.21
Year ended 9/30/2013	11.18	.74	.06	.80	(.76)	11.22	7.32	935.46		.46	6.58
Year ended 9/30/2012	10.36	.81	.86	1.67	(.85)	11.18	16.62	903.46		.46	7.37
Year ended 9/30/2011	11.13	.88	(.74)	.14	(.91)	10.36	.88	568.46		.46	7.77
Year ended 9/30/2010	10.29	.91	.78	1.69	(.85)	11.13	16.98	511.48		.48	8.44
Class 529-A:
Six months ended 3/31/2015[5,6]	11.09	.32	(.22)	.10	(.33)	10.86	.92	354	.77[7]	.77[7]	5.89[7]
Year ended 9/30/2014	11.22	.67	(.13)	.54	(.67)	11.09	4.83	367.75		.75	5.89
Year ended 9/30/2013	11.18	.71	.06	.77	(.73)	11.22	7.00	357.76		.76	6.27
Year ended 9/30/2012	10.36	.78	.86	1.64	(.82)	11.18	16.26	341.77		.77	7.08
Year ended 9/30/2011	11.13	.85	(.74)	.11	(.88)	10.36	.59	261.74		.74	7.50
Year ended 9/30/2010	10.29	.88	.78	1.66	(.82)	11.13	16.66	230.76		.76	8.18
(The Financial Highlights table continues on the following page.)

American High-Income Trust / Prospectus 38

		Income (loss) from investment operations[1]
	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[2,3,4]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reim- bursements	Ratio of expenses to average net assets after reim- bursements[4]	Ratio of net income to average net assets[4]
Class 529-B:
Six months ended 3/31/2015[5,6]	$11.09	$.28	$(.22)	$ .06	$(.29)	$10.86	.52%	$ 5	1.56%[7]	1.56%[7]	5.10%[7]
Year ended 9/30/2014	11.22	.58	(.13)	.45	(.58)	11.09	4.02	6	1.55	1.55	5.12
Year ended 9/30/2013	11.18	.62	.06	.68	(.64)	11.22	6.16	10	1.56	1.56	5.50
Year ended 9/30/2012	10.36	.69	.86	1.55	(.73)	11.18	15.34	13	1.57	1.57	6.32
Year ended 9/30/2011	11.13	.75	(.74)	.01	(.78)	10.36	(.22)	16	1.55	1.55	6.70
Year ended 9/30/2010	10.29	.79	.78	1.57	(.73)	11.13	15.74	23	1.56	1.56	7.39
Class 529-C:
Six months ended 3/31/2015[5,6]	11.09	.28	(.22)	.06	(.29)	10.86	.53	125	1.54[7]	1.54[7]	5.12[7]
Year ended 9/30/2014	11.22	.58	(.13)	.45	(.58)	11.09	4.03	133	1.53	1.53	5.12
Year ended 9/30/2013	11.18	.62	.06	.68	(.64)	11.22	6.17	132	1.55	1.55	5.49
Year ended 9/30/2012	10.36	.69	.86	1.55	(.73)	11.18	15.35	128	1.56	1.56	6.29
Year ended 9/30/2011	11.13	.76	(.74)	.02	(.79)	10.36	(.21)	101	1.54	1.54	6.70
Year ended 9/30/2010	10.29	.79	.78	1.57	(.73)	11.13	15.75	91	1.56	1.56	7.39
Class 529-E:
Six months ended 3/31/2015[5,6]	11.09	.31	(.22)	.09	(.32)	10.86	.82	20	.98[7]	.98[7]	5.68[7]
Year ended 9/30/2014	11.22	.65	(.13)	.52	(.65)	11.09	4.60	20.98		.98	5.67
Year ended 9/30/2013	11.18	.68	.06	.74	(.70)	11.22	6.75	20.99		.99	6.04
Year ended 9/30/2012	10.36	.75	.86	1.61	(.79)	11.18	15.97	19	1.02	1.02	6.83
Year ended 9/30/2011	11.13	.81	(.74)	.07	(.84)	10.36	.31	15	1.02	1.02	7.22
Year ended 9/30/2010	10.29	.85	.78	1.63	(.79)	11.13	16.34	12	1.04	1.04	7.90

39 American High-Income Trust / Prospectus

		Income (loss) from investment operations[1]
	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[2,3,4]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reim- bursements	Ratio of expenses to average net assets after reim- bursements[4]	Ratio of net income to average net assets[4]
Class 529-F-1:
Six months ended 3/31/2015[5,6]	$11.09	$.33	$(.22)	$ .11	$(.34)	$10.86	1.03%	$ 24	.55%[7]	.55%[7]	6.11%[7]
Year ended 9/30/2014	11.22	.70	(.13)	.57	(.70)	11.09	5.06	25.53		.53	6.11
Year ended 9/30/2013	11.18	.73	.06	.79	(.75)	11.22	7.22	23.54		.54	6.48
Year ended 9/30/2012	10.36	.80	.86	1.66	(.84)	11.18	16.50	20.56		.56	7.28
Year ended 9/30/2011	11.13	.87	(.74)	.13	(.90)	10.36	.80	14.53		.53	7.70
Year ended 9/30/2010	10.29	.90	.78	1.68	(.84)	11.13	16.91	11.55		.55	8.40
Class R-1:
Six months ended 3/31/2015[5,6]	11.09	.28	(.22)	.06	(.29)	10.86	.57	22	1.46[7]	1.46[7]	5.20[7]
Year ended 9/30/2014	11.22	.59	(.13)	.46	(.59)	11.09	4.11	24	1.46	1.46	5.19
Year ended 9/30/2013	11.18	.63	.06	.69	(.65)	11.22	6.25	24	1.47	1.47	5.56
Year ended 9/30/2012	10.36	.70	.86	1.56	(.74)	11.18	15.42	25	1.50	1.50	6.36
Year ended 9/30/2011	11.13	.76	(.74)	.02	(.79)	10.36	(.17)	20	1.50	1.50	6.74
Year ended 9/30/2010	10.29	.79	.78	1.57	(.73)	11.13	15.78	23	1.53	1.53	7.41
Class R-2:
Six months ended 3/31/2015[5,6]	11.09	.28	(.22)	.06	(.29)	10.86	.56	213	1.49[7]	1.49[7]	5.17[7]
Year ended 9/30/2014	11.22	.59	(.13)	.46	(.59)	11.09	4.06	224	1.50	1.50	5.15
Year ended 9/30/2013	11.18	.63	.06	.69	(.65)	11.22	6.26	231	1.47	1.47	5.57
Year ended 9/30/2012	10.36	.69	.86	1.55	(.73)	11.18	15.38	232	1.54	1.54	6.32
Year ended 9/30/2011	11.13	.76	(.74)	.02	(.79)	10.36	(.15)	200	1.53	1.48	6.76
Year ended 9/30/2010	10.29	.80	.78	1.58	(.74)	11.13	15.80	209	1.58	1.51	7.44
Class R-2E:
Six months ended 3/31/2015[5,6]	11.09	.33	(.22)	.11	(.34)	10.86	1.00[8]	—[9]	.58[7,8]	.58[7,8]	6.01[7,8]
Period from 8/29/2014 to 9/30/2014[5,10]	11.40	.06	(.31)	(.25)	(.06)	11.09	(2.20)[11]	—[9]	.04[3,11]	.04[3,11]	.51[3,11]
(The Financial Highlights table continues on the following page.)

American High-Income Trust / Prospectus 40

		Income (loss) from investment operations[1]
	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[2,3,4]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reim- bursements	Ratio of expenses to average net assets after reim- bursements[4]	Ratio of net income to average net assets[4]
Class R-3:
Six months ended 3/31/2015[5,6]	$11.09	$.31	$(.22)	$ .09	$(.32)	$10.86	.80%	$240	1.01%[7]	1.01%[7]	5.67%[7]
Year ended 9/30/2014	11.22	.64	(.13)	.51	(.64)	11.09	4.57	256	1.01	1.01	5.65
Year ended 9/30/2013	11.18	.68	.06	.74	(.70)	11.22	6.74	310	1.01	1.01	6.04
Year ended 9/30/2012	10.36	.75	.86	1.61	(.79)	11.18	15.96	352	1.03	1.03	6.84
Year ended 9/30/2011	11.13	.81	(.74)	.07	(.84)	10.36	.31	266	1.02	1.02	7.22
Year ended 9/30/2010	10.29	.85	.78	1.63	(.79)	11.13	16.33	316	1.05	1.05	7.90
Class R-4:
Six months ended 3/31/2015[5,6]	11.09	.32	(.22)	.10	(.33)	10.86	.96	203	.69[7]	.69[7]	5.98[7]
Year ended 9/30/2014	11.22	.68	(.13)	.55	(.68)	11.09	4.90	230.69		.69	5.96
Year ended 9/30/2013	11.18	.72	.06	.78	(.74)	11.22	7.06	230.70		.70	6.34
Year ended 9/30/2012	10.36	.78	.86	1.64	(.82)	11.18	16.32	232.72		.72	7.16
Year ended 9/30/2011	11.13	.85	(.74)	.11	(.88)	10.36	.61	208.72		.72	7.52
Year ended 9/30/2010	10.29	.88	.78	1.66	(.82)	11.13	16.68	213.75		.75	8.19
Class R-5:
Six months ended 3/31/2015[5,6]	11.09	.34	(.22)	.12	(.35)	10.86	1.11	103	.39[7]	.39[7]	6.28[7]
Year ended 9/30/2014	11.22	.71	(.13)	.58	(.71)	11.09	5.21	111.39		.39	6.30
Year ended 9/30/2013	11.18	.75	.06	.81	(.77)	11.22	7.38	224.40		.40	6.66
Year ended 9/30/2012	10.36	.81	.86	1.67	(.85)	11.18	16.67	290.41		.41	7.44
Year ended 9/30/2011	11.13	.88	(.74)	.14	(.91)	10.36	.91	224.42		.42	7.82
Year ended 9/30/2010	10.29	.91	.78	1.69	(.85)	11.13	17.03	232.44		.44	8.50

41 American High-Income Trust / Prospectus

		Income (loss) from investment operations[1]
	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[2,3,4]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reim- bursements	Ratio of expenses to average net assets after reim- bursements[4]	Ratio of net income to average net assets[4]
Class R-6:
Six months ended 3/31/2015[5,6]	$11.09	$.34	$(.22)	$ .12	$(.35)	$10.86	1.13%	$1,009	.34%[7]	.34%[7]	6.31%[7]
Year ended 9/30/2014	11.22	.72	(.13)	.59	(.72)	11.09	5.26	803.34		.34	6.29
Year ended 9/30/2013	11.18	.76	.06	.82	(.78)	11.22	7.43	472.35		.35	6.66
Year ended 9/30/2012	10.36	.82	.86	1.68	(.86)	11.18	16.72	226.36		.36	7.44
Year ended 9/30/2011	11.13	.89	(.74)	.15	(.92)	10.36	.96	104.37		.37	7.86
Year ended 9/30/2010	10.29	.92	.78	1.70	(.86)	11.13	17.09	89.39		.39	8.56

	Six months ended March 31,	Year ended September 30
	2015[3,5,6]	2014	2013	2012	2011	2010
Portfolio turnover rate for all share classes	21%	62%	61%	38%	51%	47%

1 Based on average shares outstanding.

2 Total returns exclude any applicable sales charges, including contingent deferred sales charges.

3  Not annualized.

4  This column reflects the impact, if any, of certain reimbursements from Capital Research and Management Company. During some of the periods shown, Capital Research and Management Company paid a portion of the fund’s transfer agent fees for certain retirement plan share classes.

5  Based on operations for the period shown and, accordingly, is not representative of a full year.

6  Unaudited.

7  Annualized.

8  Although the fund has a plan of distribution for Class R-2E shares, fees for distribution services are not paid by the fund on accounts for which a broker-dealer (or other financial intermediary) has not been assigned, including amounts invested in the fund by Capital Research and Management Company and/or its affiliates. If fees for distribution services were charged on these assets, fund expenses would be higher and net income and total return would be lower.

9  Amount less than $1 million.

10  Class R-2E shares were offered beginning August 29, 2014.

11  Class R-2E assets consisted solely of seed capital invested by Capital Research and Management Company; therefore, certain fees were not accrued.

American High-Income Trust / Prospectus 42

Appendix

Moody’s long-term rating definitions

Aaa — Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa — Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A — Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa — Obligations rated Baa are judged to be medium grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba — Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B — Obligations rated B are considered speculative and are subject to high credit risk.

Caa — Obligations rated Caa are judged to be speculative and of poor standing and are subject to very high credit risk.

Ca — Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C — Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies and securities firms.

Standard & Poor’s long-term-issue credit ratings

Standard & Poor’s (“S&P”) rates the long-term debt securities of various entities in categories ranging from AAA to D according to quality. The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories. Ratings are described as follows:

AAA — An obligation rated AAA has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA — An obligation rated AA differs from the highest rated obligations only in a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A — An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB — An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

43     American High-Income Trust / Prospectus

BB, B, CCC, CC and C — Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB — An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B — An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC — An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC — An obligation rated CC is currently highly vulnerable to nonpayment. The CC rating is used when a default has not occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C — An obligation rated C is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D — An obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to D if it is subject to a distressed exchange offer.

Plus (+) or minus (–) — The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR — This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

American High-Income Trust / Prospectus     44

Fitch Ratings, Inc. long-term credit ratings

AAA — Highest credit quality. AAA ratings denote the lowest expectation of default risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA — Very high credit quality. AA ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A — High credit quality. A ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB — Good credit quality. BBB ratings indicate that expectations of default risk are low. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity.

BB — Speculative. BB ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B — Highly speculative. B ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC — Substantial credit risk. Default is a real possibility.

CC — Very high levels of credit risk. Default of some kind appears probable.

C — Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a C category rating for an issuer include:

· The issuer has entered into a grace or cure period following nonpayment of a material financial obligation;

· The issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

· Fitch Ratings otherwise believes a condition of RD or D to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

45     American High-Income Trust / Prospectus

RD — Restricted default. RD ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding up procedure, and which has not otherwise ceased operating. This would include:

· The selective payment default on a specific class or currency of debt;

· The uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

· The extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

· Execution of a distressed debt exchange on one or more material financial obligations.

D — Default. D ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, nonpayment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

Imminent default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA long-term rating category, or to categories below B.

American High-Income Trust / Prospectus     46

For shareholder services	American Funds Service Company (800) 421-4225
For retirement plan services	Call your employer or plan administrator
For 529 plans	American Funds Service Company (800) 421-4225, ext. 529
For 24-hour information	American FundsLine (800) 325-3590 americanfunds.com For Class R share information, visit AmericanFundsRetirement.com
Telephone calls you have with American Funds may be monitored or recorded for quality assurance, verification and recordkeeping purposes. By speaking to American Funds on the telephone, you consent to such monitoring and recording.

Multiple translations  This prospectus may be translated into other languages. If there is any inconsistency or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail. Liability is not limited as a result of any material misstatement or omission introduced in the translation.

Annual/Semi-annual report to shareholders The shareholder reports contain additional information about the fund, including financial statements, investment results, portfolio holdings, a discussion of market conditions and the fund’s investment strategies, and the independent registered public accounting firm’s report (in the annual report).

Program description The CollegeAmerica® 529 program description contains additional information about the policies and services related to 529 plan accounts.

Statement of additional information (SAI) and codes of ethics The current SAI, as amended from time to time, contains more detailed information about the fund, including the fund’s financial statements, and is incorporated by reference into this prospectus. This means that the current SAI, for legal purposes, is part of this prospectus. The codes of ethics describe the personal investing policies adopted by the fund, the fund’s investment adviser and its affiliated companies.

The codes of ethics and current SAI are on file with the U.S. Securities and Exchange Commission (SEC). These and other related materials about the fund are available for review or to be copied at the SEC’s Public Reference Room in Washington, D.C., (202) 551-8090, on the EDGAR database on the SEC’s website at sec.gov or, after payment of a duplicating fee, via email request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-1520. The codes of ethics, current SAI and shareholder reports are also available, free of charge, on our website, americanfunds.com.

E-delivery and household mailings Each year you are automatically sent an updated summary prospectus and annual and semi-annual reports for the fund. You may also occasionally receive proxy statements for the fund. In order to reduce the volume of mail you receive, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same household address. You may elect to receive these documents electronically in lieu of paper form by enrolling in e-delivery on our website, americanfunds.com.

If you would like to opt out of household-based mailings or receive a complimentary copy of the current SAI, codes of ethics annual/semi-annual report to shareholders or applicable program description, please call American Funds Service Company at (800) 421-4225 or write to the secretary of the fund at 333 South Hope Street, Los Angeles, California 90071-1406.

Securities Investor Protection Corporation (SIPC) Shareholders may obtain information about SIPC® on its website at sipc.org or by calling (202) 371-8300.

MFGEPRX-021-1115P Litho in USA CGD/RRD/8001	Investment Company File No. 811-05364

THE FUND MAKES AVAILABLE A SPANISH TRANSLATION OF THE ABOVE PROSPECTUS IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE ENGLISH LANGUAGE PROSPECTUS ABOVE IS A FAIR AND ACCURATE REPRESENTATION OF THE SPANISH EQUIVALENT.

/s/	STEVEN I. KOSZALKA
STEVEN I. KOSZALKA
SECRETARY

American High-Income Trust®

Part B
Statement of Additional Information

November 1, 2015

This document is not a prospectus but should be read in conjunction with the current prospectus of American High-Income Trust (the “fund”) dated November 1, 2015. You may obtain a prospectus from your financial advisor, by calling American Funds Service Company® at (800) 421-4225 or by writing to the fund at the following address:

American High-Income Trust
Attention: Secretary

333 South Hope Street
Los Angeles, California 90071

Certain privileges and/or services described below may not be available to all shareholders (including shareholders who purchase shares at net asset value through eligible retirement plans) depending on the shareholder’s investment dealer or retirement plan recordkeeper. Please see your financial advisor, investment dealer, plan recordkeeper or employer for more information.

Class A	AHITX	Class 529-A	CITAX	Class R-1	RITAX
Class B	AHTBX	Class 529-B	CITBX	Class R-2	RITBX
Class C	AHTCX	Class 529-C	CITCX	Class R-2E	RTEHX
Class F-1	AHTFX	Class 529-E	CITEX	Class R-3	RITCX
Class F-2	AHIFX	Class 529-F-1	CITFX	Class R-4	RITEX

				Class R-5E	RITHX

				Class R-5	RITFX
				Class R-6	RITGX

American High-Income Trust — Page 1

Certain investment limitations and guidelines

The following limitations and guidelines are considered at the time of purchase, under normal circumstances, and are based on a percentage of the fund’s net assets unless otherwise noted. This summary is not intended to reflect all of the fund’s investment limitations.

Debt instruments

· The fund will invest at least 65% of its assets in lower quality, lower rated debt securities (rated Ba1 or below or BB+ or below (by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser) or unrated but determined by the fund’s investment adviser to be of equivalent quality), including corporate loans, and other similar securities, including preferred stock. The fund currently intends to look to the ratings from Moody’s Investors Service, Standard & Poor’s Corporation and Fitch Ratings. If rating agencies differ, securities will be considered to have received the lowest of these ratings, consistent with the fund’s investment policies.

Equity securities and securities with debt and equity characteristics

· The fund may invest up to 25% of its assets in equity securities (including common stock, warrants and rights) and securities with a combination of debt and equity characteristics (including convertible preferred stocks and convertible debentures).

Investing outside the U.S.

· The fund may invest up to 25% of its assets in securities of issuers domiciled outside the United States.

·  In determining the domicile of an issuer, the fund’s investment adviser will consider the domicile determination of a leading provider of global indexes, such as Morgan Stanley Capital International, and may also take into account such factors as where the issuer’s securities are listed and where the issuer is legally organized, maintains principal corporate offices, conducts its principal operations and/or generates revenues.

* * * * * *

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.

American High-Income Trust — Page 2

Description of certain securities, investment techniques and risks

The descriptions below are intended to supplement the material in the prospectus under “Investment objectives, strategies and risks.”

Debt instruments — Debt securities, also known as “fixed-income securities,” are used by issuers to borrow money. Bonds, notes, debentures, asset-backed securities (including those backed by mortgages), and loan participations and assignments are common types of debt securities. Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and their values accrete over time to face value at maturity. Some debt securities bear interest at rates that are not fixed, but that vary with changes in specified market rates or indices. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall. These fluctuations will generally be greater for longer-term debt securities than for shorter-term debt securities. Prices of these securities can also be affected by financial contracts held by the issuer or third parties (such as derivatives) relating to the security or other assets or indices.

Lower rated debt securities, rated Ba1/BB+ or below by Nationally Recognized Statistical Rating Organizations, are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities, or they may already be in default. Such securities are sometimes referred to as “junk bonds” or high yield bonds. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, and to determine the value of, lower rated debt securities. Investment grade bonds in the ratings categories A or Baa/BBB also may be more susceptible to changes in market or economic conditions than bonds rated in the highest rating categories.

Certain additional risk factors relating to debt securities are discussed below:

Sensitivity to interest rate and economic changes — Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or a period of rising interest rates, issuers that are highly leveraged may experience increased financial stress that could adversely affect their ability to meet projected business goals, to obtain additional financing and to service their principal and interest payment obligations. Periods of economic change and uncertainty also can be expected to result in increased volatility of market prices and yields of certain debt securities and derivative instruments. For example, during the financial crisis of 2007-2009, the Federal Reserve implemented a number of economic policies that impacted, and may continue to impact, interest rates and the market. These policies, as well as potential actions by governmental entities both in and outside of the U.S., may expose fixed-income markets to heightened volatility and may reduce liquidity for certain investments, which could cause the value of the fund’s portfolio to decline.

Payment expectations — Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate market, the fund may have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it.

American High-Income Trust — Page 3

Liquidity and valuation — There may be little trading in the secondary market for particular debt securities, which may affect adversely the fund’s ability to value accurately or dispose of such debt securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of debt securities.

The investment adviser attempts to reduce the risks described above through diversification of the fund’s portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments, but there can be no assurance that it will be successful in doing so.

Credit ratings for debt securities provided by rating agencies reflect an evaluation of the safety of principal and interest payments, not market value risk. The rating of an issuer is a rating agency’s view of past and future potential developments related to the issuer and may not necessarily reflect actual outcomes. There can be a lag between the time of developments relating to an issuer and the time a rating is assigned and updated. The investment adviser considers these ratings of securities as one of many criteria in making its investment decisions.

Bond rating agencies may assign modifiers (such as +/–) to ratings categories to signify the relative position of a credit within the rating category. Investment policies that are based on ratings categories should be read to include any security within that category, without giving consideration to the modifier except where otherwise provided. See the Appendix to this statement of additional information for more information about credit ratings.

Loan assignments and participations — The fund may invest in loans or other forms of indebtedness that represent interests in amounts owed by corporations or other borrowers (collectively “borrowers”). The investment adviser defines debt securities to include investments in loans, such as loan assignments and participations. Loans may be originated by the borrower in order to address its working capital needs, as a result of a reorganization of the borrower’s assets and liabilities (recapitalizations), to merge with or acquire another company (mergers and acquisitions), to take control of another company (leveraged buy-outs), to provide temporary financing (bridge loans), or for other corporate purposes. Most corporate loans are variable or floating rate obligations.

Some loans may be secured in whole or in part by assets or other collateral. In other cases, loans may be unsecured or may become undersecured by declines in the value of assets or other collateral securing such loan. The greater the value of the assets securing the loan the more the lender is protected against loss in the case of nonpayment of principal or interest. Loans made to highly leveraged borrowers may be especially vulnerable to adverse changes in economic or market conditions and may involve a greater risk of default.

Some loans may represent revolving credit facilities or delayed funding loans, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring the fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the fund is committed to advance additional funds, the fund will segregate assets determined to be liquid in an amount sufficient to meet such commitments.

Some loans may represent debtor-in-possession financings (commonly known as “DIP financings”). DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code. These financings allow the entity to continue its business operations while reorganizing under Chapter 11. Such financings constitute senior liens on unencumbered collateral (i.e., collateral not subject to other creditors’ claims). There is a risk that the entity will not emerge from Chapter 11 and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy

American High-Income Trust — Page 4

Code. In the event of liquidation, the fund’s only recourse will be against the collateral securing the DIP financing.

The investment adviser generally makes investment decisions based on publicly available information, but may rely on non-public information if necessary. Borrowers may offer to provide lenders with material, non-public information regarding a specific loan or the borrower in general. The investment adviser generally chooses not to receive this information. As a result, the investment adviser may be at a disadvantage compared to other investors that may receive such information. The investment adviser’s decision not to receive material, non-public information may impact the investment adviser’s ability to assess a borrower’s requests for amendments or waivers of provisions in the loan agreement. However, the investment adviser may on a case-by-case basis decide to receive such information when it deems prudent. In these situations the investment adviser may be restricted from trading the loan or buying or selling other debt and equity securities of the borrower while it is in possession of such material, non-public information, even if such loan or other security is declining in value.

The fund normally acquires loan obligations through an assignment from another lender, but also may acquire loan obligations by purchasing participation interests from lenders or other holders of the interests. When the fund purchases assignments, it acquires direct contractual rights against the borrower on the loan. The fund acquires the right to receive principal and interest payments directly from the borrower and to enforce its rights as a lender directly against the borrower. However, because assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by a fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. Loan assignments are often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the purchase of a loan. Risks may also arise due to the inability of the agent to meet its obligations under the loan agreement.

Loan participations are loans or other direct debt instruments that are interests in amounts owed by the borrower to another party. They may represent amounts owed to lenders or lending syndicates, to suppliers of goods or services, or to other parties. The fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing participations, the fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. In addition, the fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation and the fund will have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies. As a result, the fund will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Loan assignments and participations are generally subject to legal or contractual restrictions on resale and are not currently listed on any securities exchange or automatic quotation system. Risks may arise due to delayed settlements of loan assignments and participations. The investment adviser expects that most loan assignments and participations purchased for the fund will trade on a secondary market. However, although secondary markets for investments in loans are growing among institutional investors, there may be a limited number of investors interested in a specific loan. It is possible that loan participations, in particular, could be sold only to a limited number of institutional investors. If there is no active secondary market for a particular loan, it may be difficult for the investment adviser to sell the fund’s interest in such loan at a price that is acceptable to it and to obtain pricing information on such loan.

Investments in loan participations and assignments present the possibility that the fund could be held liable as a co-lender under emerging legal theories of lender liability. In addition, if the loan is

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foreclosed, the fund could be part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. In addition, some loan participations and assignments may not be rated by major rating agencies and may not be protected by securities laws.

Variable and floating rate obligations — The interest rates payable on certain securities in which the fund may invest may not be fixed but may fluctuate based upon changes in market rates or credit ratings. Variable and floating rate obligations bear coupon rates that are adjusted at designated intervals, based on the then current market rates of interest or credit ratings. The rate adjustment features tend to limit the extent to which the market value of the obligations will fluctuate.

Equity securities — Equity securities represent an ownership position in a company. Equity securities held by the fund typically consist of common stocks. The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic and other conditions. For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) relating to the security or other assets or indices. Holders of equity securities are not creditors of the issuer. If an issuer liquidates, holders of equity securities are entitled to their pro rata share of the issuer’s assets, if any, after creditors (including the holders of fixed income securities and senior equity securities) are paid.

There may be little trading in the secondary market for particular equity securities, which may adversely affect the fund’s ability to value accurately or dispose of such equity securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of equity securities.

Investing in smaller capitalization stocks — The fund may invest in the stocks of smaller capitalization companies (typically companies with market capitalizations of $4.0 billion and below at the time of purchase). Investing in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. For example, smaller companies often have limited product lines, limited operating histories, limited markets or financial resources, may be dependent on one or a few key persons for management and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings, thus creating a greater chance of loss than securities of larger capitalization companies.

Warrants and rights — Warrants and rights may be acquired by the fund in connection with other securities or separately. Warrants generally entitle, but do not obligate, their holder to purchase other equity or fixed-income securities at a specified price at a later date. Rights are similar to warrants but typically have a shorter duration and are issued by a company to existing holders of its stock to provide those holders the right to purchase additional shares of stock at a later date. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuing company. Additionally, a warrant or right ceases to have value if it is not exercised prior to its expiration date. As a result, warrants and rights may be considered more speculative than certain other types of investments. Changes in the value of a warrant or right do not necessarily correspond to changes in the value of its underlying security. The price of a warrant or right may be more volatile than the price of its underlying security, and they therefore present greater potential for capital appreciation and capital loss. The effective price paid for warrants or rights added to the subscription price of the related security may exceed the value of the subscribed security’s market price, such as when there is no movement in the price of the underlying security. The market for warrants or rights may be very limited and it may be difficult to sell them promptly at an acceptable price.

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Securities with equity and debt characteristics — Certain securities have a combination of equity and debt characteristics. Such securities may at times behave more like equity than debt or vice versa.

Preferred stock — Preferred stock represents an equity interest in an issuer that generally entitles the holder to receive, in preference to common stockholders and the holders of certain other stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the issuer. Preferred stocks may pay fixed or adjustable rates of return, and preferred stock dividends may be cumulative or non-cumulative and participating or non-participating. Cumulative dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stockholders, while prior unpaid dividends on non-cumulative preferred stock are forfeited. Participating preferred stock may be entitled to a dividend exceeding the issuer’s declared dividend in certain cases, while non-participating preferred stock is entitled only to the stipulated dividend. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. As with debt securities, the prices and yields of preferred stocks often move with changes in interest rates and the issuer’s credit quality. Additionally, a company’s preferred stock typically pays dividends only after the company makes required payments to holders of its bonds and other debt. Accordingly, the price of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the issuing company’s financial condition or prospects. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

Convertible securities — A convertible security is a debt obligation, preferred stock or other security that may be converted, within a specified period of time and at a stated conversion rate, into common stock or other equity securities of the same or a different issuer. The conversion may occur automatically upon the occurrence of a predetermined event or at the option of either the issuer or the security holder. Under certain circumstances, a convertible security may also be called for redemption or conversion by the issuer after a particular date and at predetermined price specified upon issue. If a convertible security held by the fund is called for redemption or conversion, the fund could be required to tender the security for redemption, convert it into the underlying common stock, or sell it to a third party.

The holder of a convertible security is generally entitled to participate in the capital appreciation resulting from a market price increase in the issuer’s common stock and to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt or preferred securities, as applicable. Convertible securities rank senior to common stock in an issuer’s capital structure and, therefore, normally entail less risk than the issuer’s common stock. However, convertible securities may also be subordinate to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities may entail more risk than such senior debt obligations. Convertible securities usually offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. In addition, convertible securities are often lower-rated securities.

Because of the conversion feature, the price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and, accordingly, convertible securities are subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may cushion the security against declines in the price of the underlying asset but may also cause the price of the security to fluctuate based upon changes in interest rates and the credit quality of the issuer. As with a straight fixed-income security, the price of a convertible security tends to increase when interest rates decline and decrease when interest rates rise. Like the price of a common

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stock, the price of a convertible security also tends to increase as the price of the underlying stock rises and to decrease as the price of the underlying stock declines.

Hybrid securities — A hybrid security is a type of security that also has equity and debt characteristics. Like equities, which have no final maturity, a hybrid security may be perpetual. On the other hand, like debt securities, a hybrid security may be callable at the option of the issuer on a date specified at issue. Additionally, like common equities, which may stop paying dividends at virtually any time without violating any contractual terms or conditions, hybrids typically allow for issuers to withhold payment of interest until a later date or to suspend coupon payments entirely without triggering an event of default. Hybrid securities are normally at the bottom of an issuer’s debt capital structure because holders of an issuer’s hybrid securities are structurally subordinated to the issuer’s senior creditors. In bankruptcy, hybrid security holders should only get paid after all senior creditors of the issuer have been paid but before any disbursements are made to the issuer’s equity holders. Accordingly, hybrid securities may be more sensitive to economic changes than more senior debt securities. Such securities may also be viewed as more equity-like by the market when the issuer or its parent company experiences financial difficulties.

Contingent convertible or contingent capital securities are a form of hybrid security that are intended to either convert into equity or have their principal written down upon the occurrence of certain trigger events. One type of contingent convertible security has characteristics designed to absorb losses, where the liquidation value of the security may be adjusted downward to below the original par value or written off entirely under certain circumstances. For instance, if losses have eroded the issuer’s capital levels below a specified threshold, the liquidation value of the security may be reduced in whole or in part. The write-down of the security’s par value may occur automatically and would not entitle holders to institute bankruptcy proceedings against the issuer. In addition, an automatic write-down could result in a reduced income rate if the dividend or interest payment associated with the security is based on the security’s par value. Such securities may, but are not required to, provide for circumstances under which the liquidation value of the security may be adjusted back up to par, such as an improvement in capitalization or earnings. Another type of contingent convertible security provides for mandatory conversion of the security into common shares of the issuer under certain circumstances. The mandatory conversion might relate, for example, to the issuer’s failure to maintain a capital minimum. Since the common stock of the issuer may not pay a dividend, investors in such instruments could experience reduced yields (or no yields at all) and conversion would deepen the subordination of the investor, effectively worsening the investor’s standing in the case of an issuer’s insolvency. An automatic write-down or conversion event with respect to a contingent convertible security will typically be triggered by a reduction in the issuer’s capital level, but may also be triggered by regulatory actions, such as a change in regulatory capital requirements, or by other factors.

Investing outside the U.S. — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled, operate or generate revenue. These issuers may also be more susceptible to actions of foreign governments such as the imposition of price controls or punitive taxes that could adversely impact revenues. To the extent the fund invests in securities that are denominated in currencies other than the U.S. dollar, these securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholdings taxes on interest and dividends. Further,

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there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Additional costs could be incurred in connection with the fund’s investment activities outside the United States. Brokerage commissions may be higher outside the United States, and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with maintaining assets in certain jurisdictions.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Additionally, there may be increased settlement risks for transactions in local securities.

Although there is no universally accepted definition, the investment adviser generally considers an emerging market to be a market that is in the earlier stages of its industrialization cycle with a low per capita gross domestic product (“GDP”) and a low market capitalization to GDP ratio relative to those in the United States and the European Union, and would include markets commonly referred to as “frontier markets.”

Certain risk factors related to emerging markets

Currency fluctuations — Certain emerging markets’ currencies have experienced and in the future may experience significant declines against the U.S. dollar. For example, if the U.S. dollar appreciates against foreign currencies, the value of the fund’s emerging markets securities holdings would generally depreciate and vice versa. Further, the fund may lose money due to losses and other expenses incurred in converting various currencies to purchase and sell securities valued in currencies other than the U.S. dollar, as well as from currency restrictions, exchange control regulation and currency devaluations.

Government regulation — Certain developing countries lack uniform accounting, auditing and financial reporting and disclosure standards, have less governmental supervision of financial markets than in the United States, and do not honor legal rights enjoyed in the United States. Certain governments may be more unstable and present greater risks of nationalization or restrictions on foreign ownership of local companies. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. While the fund will only invest in markets where these restrictions are considered acceptable by the investment adviser, a country could impose new or additional repatriation restrictions after the fund’s investment. If this happened, the fund’s response might include, among other things, applying to the appropriate authorities for a waiver of the restrictions or engaging in transactions in other markets designed to offset the risks of decline in that country. Such restrictions will be considered in relation to the fund’s liquidity needs and other factors. Further, some attractive equity securities may not be available to the fund due to foreign shareholders already holding the maximum amount legally permissible.

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While government involvement in the private sector varies in degree among developing countries, such involvement may in some cases include government ownership of companies in certain sectors, wage and price controls or imposition of trade barriers and other protectionist measures. With respect to any developing country, there is no guarantee that some future economic or political crisis will not lead to price controls, forced mergers of companies, expropriation, or creation of government monopolies to the possible detriment of the fund’s investments.

Fluctuations in inflation rates — Rapid fluctuations in inflation rates may have negative impacts on the economies and securities markets of certain emerging market countries.

Less developed securities markets — Emerging markets may be less well-developed than other markets. These markets have lower trading volumes than the securities markets of more developed countries and may be unable to respond effectively to increases in trading volume. Consequently, these markets may be substantially less liquid than those of more developed countries, and the securities of issuers located in these markets may have limited marketability. These factors may make prompt liquidation of substantial portfolio holdings difficult or impossible at times.

Settlement risks — Settlement systems in developing countries are generally less well organized than those of developed markets. Supervisory authorities may also be unable to apply standards comparable to those in developed markets. Thus, there may be risks that settlement may be delayed and that cash or securities belonging to the fund may be in jeopardy because of failures of or defects in the systems. In particular, market practice may require that payment be made before receipt of the security being purchased or that delivery of a security be made before payment is received. In such cases, default by a broker or bank (the “counterparty”) through whom the transaction is effected might cause the fund to suffer a loss. The fund will seek, where possible, to use counterparties whose financial status is such that this risk is reduced. However, there can be no certainty that the fund will be successful in eliminating this risk, particularly as counterparties operating in developing countries frequently lack the standing or financial resources of those in developed countries. There may also be a danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise with respect to securities held by or to be transferred to the fund.

Insufficient market information — The fund may encounter problems assessing investment opportunities in certain emerging markets in light of limitations on available information and different accounting, auditing and financial reporting standards. In such circumstances, the fund’s investment adviser will seek alternative sources of information, and to the extent the investment adviser is not satisfied with the sufficiency of the information obtained with respect to a particular market or security, the fund will not invest in such market or security.

Taxation — Taxation of dividends, interest and capital gains received by the fund varies among developing countries and, in some cases, is comparatively high. In addition, developing countries typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that the fund could become subject in the future to local tax liability that it had not reasonably anticipated in conducting its investment activities or valuing its assets.

Litigation — The fund and its shareholders may encounter substantial difficulties in obtaining and enforcing judgments against individuals residing outside of the U.S. and companies domiciled outside of the U.S.

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Fraudulent securities — Securities purchased by the fund may subsequently be found to be fraudulent or counterfeit, resulting in a loss to the fund.

Currency transactions — The fund may enter into currency transactions to provide for the purchase or sale of a currency needed to purchase a security denominated in that currency (often referred to as a spot or cover transaction). The fund may also enter into forward currency contracts to protect against changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Although forward contracts entered into by the fund will typically involve the purchase or sale of a currency against the U.S. dollar, the fund also may purchase or sell one currency against another currency (other than the U.S. dollar).

Currency exchange rates generally are determined by forces of supply and demand in the foreign exchange markets and the relative merits of investment in different countries as viewed from an international perspective. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.

Generally, the fund will not attempt to protect against all potential changes in exchange rates and the use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities. If the value of the underlying securities declines or the amount of the fund’s commitment increases because of changes in exchange rates, the fund may need to provide additional cash or securities to satisfy its commitment under the forward contract. The fund is also subject to the risk that it may be delayed or prevented from obtaining payments owed to it under the forward contract as a result of the insolvency or bankruptcy of the counterparty with which it entered into the forward contract or the failure of the counterparty to comply with the terms of the contract.

While entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain that may result from an increase in the value of the currency. Entering into forward currency transactions may change the fund’s exposure to currency exchange rates and could result in losses to the fund if currencies do not perform as expected by the fund’s investment adviser. For example, if the fund’s investment adviser increases the fund’s exposure to a foreign currency using forward contracts and that foreign currency’s value declines, the fund may incur a loss. The fund will segregate liquid assets that will be marked to market daily to meet its forward contract commitments to the extent required by the U.S. Securities and Exchange Commission.

Forward currency transactions also may affect the character and timing of income, gain, or loss recognized by the fund for U.S. tax purposes. The use of forward currency contracts could result in the application of the mark-to-market provisions of the Internal Revenue Code and may cause an increase (or decrease) in the amount of taxable dividends paid by the fund.

Reinsurance related notes and bonds — The fund may invest in reinsurance related notes and bonds. These instruments, which are typically issued by special purpose reinsurance companies, transfer an element of insurance risk to the note or bond holders. For example, such a note or bond could provide that the reinsurance company would not be required to repay all or a portion of the principal value of the note or bond if losses due to a catastrophic event under the policy (such as a major hurricane) exceed certain dollar thresholds. Consequently, the fund may lose the entire amount of its investment in such bonds or notes if such an event occurs and losses exceed certain dollar thresholds. In this instance, investors would have no recourse against the insurance company. These instruments may be issued with fixed or variable interest rates and rated in a variety of credit quality categories by the rating agencies.

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Obligations backed by the “full faith and credit” of the U.S. government — U.S. government obligations include the following types of securities:

U.S. Treasury securities — U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of high credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates and in government policies, but, if held to maturity, are expected to be paid in full (either at maturity or thereafter).

Federal agency securities — The securities of certain U.S. government agencies and government-sponsored entities are guaranteed as to the timely payment of principal and interest by the full faith and credit of the U.S. government. Such agencies and entities include, but are not limited to, the Federal Financing Bank (“FFB”), the Government National Mortgage Association (“Ginnie Mae”), the Veterans Administration (“VA”), the Federal Housing Administration (“FHA”), the Export-Import Bank (“Exim Bank”), the Overseas Private Investment Corporation (“OPIC”), the Commodity Credit Corporation (“CCC”) and the Small Business Administration (“SBA”).

Other federal agency obligations — Additional federal agency securities are neither direct obligations of, nor guaranteed by, the U.S. government. These obligations include securities issued by certain U.S. government agencies and government-sponsored entities. However, they generally involve some form of federal sponsorship: some operate under a congressional charter; some are backed by collateral consisting of “full faith and credit” obligations as described above; some are supported by the issuer’s right to borrow from the Treasury; and others are supported only by the credit of the issuing government agency or entity. These agencies and entities include, but are not limited to: the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Federal National Mortgage Association (“Fannie Mae”), the Tennessee Valley Authority and the Federal Farm Credit Bank System.

In 2008, Freddie Mac and Fannie Mae were placed into conservatorship by their new regulator, the Federal Housing Finance Agency (“FHFA”). Simultaneously, the U.S. Treasury made a commitment of indefinite duration to maintain the positive net worth of both firms. As conservator, the FHFA has the authority to repudiate any contract either firm has entered into prior to the FHFA’s appointment as conservator (or receiver should either firm go into default) if the FHFA, in its sole discretion determines that performance of the contract is burdensome and repudiation would promote the orderly administration of Fannie Mae’s or Freddie Mac’s affairs. While the FHFA has indicated that it does not intend to repudiate the guaranty obligations of either entity, doing so could adversely affect holders of their mortgage-backed securities. For example, if a contract were repudiated, the liability for any direct compensatory damages would accrue to the entity’s conservatorship estate and could only be satisfied to the extent the estate had available assets. As a result, if interest payments on Fannie Mae or Freddie Mac mortgage-backed securities held by the fund were reduced because underlying borrowers failed to make payments or such payments were not advanced by a loan servicer, the fund’s only recourse might be against the conservatorship estate, which might not have sufficient assets to offset any shortfalls.

The FHFA, in its capacity as conservator, has the power to transfer or sell any asset or liability of Fannie Mae or Freddie Mac. The FHFA has indicated it has no current intention to do this; however, should it do so a holder of a Fannie Mae or Freddie Mac mortgage-backed security would have to rely on another party for satisfaction of the guaranty obligations and would be exposed to the credit risk of that party.

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Certain rights provided to holders of mortgage-backed securities issued by Fannie Mae or Freddie Mac under their operative documents may not be enforceable against the FHFA, or enforcement may be delayed during the course of the conservatorship or any future receivership. For example, the operative documents may provide that upon the occurrence of an event of default by Fannie Mae or Freddie Mac, holders of a requisite percentage of the mortgage-backed security may replace the entity as trustee. However, under the Federal Housing Finance Regulatory Reform Act of 2008, holders may not enforce this right if the event of default arises solely because a conservator or receiver has been appointed.

Pass-through securities — The fund may invest in various debt obligations backed by pools of mortgages or other assets including, but not limited to, loans on single family residences, home equity loans, mortgages on commercial buildings, credit card receivables and leases on airplanes or other equipment. Principal and interest payments made on the underlying asset pools backing these obligations are typically passed through to investors, net of any fees paid to any insurer or any guarantor of the securities. Pass-through securities may have either fixed or adjustable coupons. These securities include:

Mortgage-backed securities — These securities may be issued by U.S. government agencies and government-sponsored entities, such as Ginnie Mae, Fannie Mae and Freddie Mac, and by private entities. The payment of interest and principal on mortgage-backed obligations issued by U.S. government agencies may be guaranteed by the full faith and credit of the U.S. government (in the case of Ginnie Mae), or may be guaranteed by the issuer (in the case of Fannie Mae and Freddie Mac). However, these guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates.

Mortgage-backed securities issued by private entities are structured similarly to those issued by U.S. government agencies. However, these securities and the underlying mortgages are not guaranteed by any government agencies and the underlying mortgages are not subject to the same underwriting requirements. These securities generally are structured with one or more types of credit enhancements such as insurance or letters of credit issued by private companies. Borrowers on the underlying mortgages are usually permitted to prepay their underlying mortgages. Prepayments can alter the effective maturity of these instruments. In addition, delinquencies, losses or defaults by borrowers can adversely affect the prices and volatility of these securities. Such delinquencies and losses can be exacerbated by declining or flattening housing and property values. This, along with other outside pressures, such as bankruptcies and financial difficulties experienced by mortgage loan originators, decreased investor demand for mortgage loans and mortgage-related securities and increased investor demand for yield, can adversely affect the value and liquidity of mortgage-backed securities.

Collateralized mortgage obligations (CMOs) — CMOs are also backed by a pool of mortgages or mortgage loans, which are divided into two or more separate bond issues. CMOs issued by U.S. government agencies are backed by agency mortgages, while privately issued CMOs may be backed by either government agency mortgages or private mortgages. Payments of principal and interest are passed through to each bond issue at varying schedules resulting in bonds with different coupons, effective maturities and sensitivities to interest rates. Some CMOs may be structured in a way that when interest rates change, the impact of changing prepayment rates on the effective maturities of certain issues of these securities is magnified. CMOs may be less liquid or may exhibit greater price volatility than other types of mortgage or asset-backed securities.

Commercial mortgage-backed securities — These securities are backed by mortgages on commercial property, such as hotels, office buildings, retail stores, hospitals and other commercial buildings. These securities may have a lower prepayment uncertainty than other mortgage-related securities because commercial mortgage loans generally prohibit or impose

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penalties on prepayments of principal. In addition, commercial mortgage-related securities often are structured with some form of credit enhancement to protect against potential losses on the underlying mortgage loans. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans, including the effects of local and other economic conditions on real estate markets, the ability of tenants to make rental payments and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid or exhibit greater price volatility than other types of mortgage or asset-backed securities and may be more difficult to value.

Asset-backed securities — These securities are backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates and at times the financial condition of the issuer. Obligors of the underlying assets also may make prepayments that can change effective maturities of the asset-backed securities. These securities may be less liquid and more difficult to value than other securities.

Real estate investment trusts — The fund may invest in securities issued by real estate investment trusts (“REITs”), which primarily invest in real estate or real estate-related loans. Equity REITs own real estate properties, while mortgage REITs hold construction, development and/or long-term mortgage loans. The values of REITs may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, tax laws and regulatory requirements, such as those relating to the environment. Both types of REITs are dependent upon management skill and the cash flows generated by their holdings, the real estate market in general and the possibility of failing to qualify for any applicable pass-through tax treatment or failing to maintain any applicable exemptive status afforded under relevant laws.

Cash and cash equivalents — The fund may hold cash or invest in cash equivalents. Cash equivalents include, but are not limited to: (a) commercial paper (for example, short-term notes with maturities typically up to 12 months in length issued by corporations, governmental bodies or bank/corporation sponsored conduits (asset-backed commercial paper)); (b) short-term bank obligations (for example, certificates of deposit, bankers’ acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)) or bank notes; (c) savings association and savings bank obligations (for example, bank notes and certificates of deposit issued by savings banks or savings associations); (d) securities of the U.S. government, its agencies or instrumentalities that mature, or that may be redeemed, in one year or less; and (e) corporate bonds and notes that mature, or that may be redeemed, in one year or less.

Forward commitment, when issued and delayed delivery transactions — The fund may enter into commitments to purchase or sell securities at a future date. When the fund agrees to purchase such securities, it assumes the risk of any decline in value of the security from the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.

The fund may enter into roll transactions, such as a mortgage dollar roll where the fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date, at a pre-determined price. During the period between the sale and repurchase (the “roll period”), the fund forgoes principal and interest paid on the mortgage-backed securities. The fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”), if any, as well as by the interest earned on the cash proceeds of the

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initial sale. The fund could suffer a loss if the contracting party fails to perform the future transaction and the fund is therefore unable to buy back the mortgage-backed securities it initially sold. The fund also takes the risk that the mortgage-backed securities that it repurchases at a later date will have less favorable market characteristics than the securities originally sold (e.g., greater prepayment risk). These transactions are accounted for as purchase and sale transactions, which may increase the fund’s portfolio turnover rate.

With to be announced (TBA) transactions, the particular securities (i.e., specified mortgage pools) to be delivered or received are not identified at the trade date, but are “to be announced” at a later settlement date. However, securities to be delivered must meet specified criteria, including face value, coupon rate and maturity, and be within industry-accepted “good delivery” standards.

The fund will not use these transactions for the purpose of leveraging and will segregate liquid assets that will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund’s aggregate commitments in connection with these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of the fund’s portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than if it were not in such a position. The fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations. After a transaction is entered into, the fund may still dispose of or renegotiate the transaction. Additionally, prior to receiving delivery of securities as part of a transaction, the fund may sell such securities.

Repurchase agreements — The fund may enter into repurchase agreements under which the fund buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan by the fund that is collateralized by the security purchased. Repurchase agreements permit the fund to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain with a custodian collateral equal to at least the repurchase price, including accrued interest. The fund will only enter into repurchase agreements involving securities of the type in which it could otherwise invest. If the seller under the repurchase agreement defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs and delays in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the fund may be delayed or limited.

Credit default swap indices — In order to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks, the fund may invest in credit default swap indices (“CDXs”). A CDX is based on a portfolio of credit default swaps with similar characteristics, such as credit default swaps on high-yield bonds. In a typical CDX transaction, one party — the protection buyer — is obligated to pay the other party — the protection seller — a stream of periodic payments over the term of the contract. If a credit event, such as a default or restructuring, occurs with respect to any of the underlying reference obligations, the protection seller must pay the protection buyer the loss on those credits.

The fund may enter into a CDX transaction as either protection buyer or protection seller. If the fund is a protection buyer, it would pay the counterparty a periodic stream of payments over the term of the contract and would not recover any of those payments if no credit events were to occur with respect to any of the underlying reference obligations. However, if a credit event did occur, the fund, as a protection buyer, would have the right to deliver the referenced debt obligations or a specified amount of cash, depending on the terms of the applicable agreement, and to receive the par value of such debt obligations from the counterparty protection seller. As a protection seller, the fund would

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receive fixed payments throughout the term of the contract if no credit events were to occur with respect to any of the underlying reference obligations. If a credit event were to occur, however, the value of any deliverable obligation received by the fund, coupled with the periodic payments previously received by the fund, may be less than the full notional value that the fund, as a protection seller, pays to the counterparty protection buyer, effectively resulting in a loss of value to the fund. Furthermore, as a protection seller, the fund would effectively add leverage to its portfolio because it would have investment exposure to the notional amount of the swap transaction.

The use of CDX, like all other swap agreements, is subject to certain risks, including the risk that the fund’s counterparty will default on its obligations. If such a default were to occur, any contractual remedies that the fund might have may be subject to applicable bankruptcy laws, which could delay or limit the fund’s recovery. Thus, if the fund’s counterparty to a CDX transaction defaults on its obligation to make payments thereunder, the fund may lose such payments altogether or collect only a portion thereof, which collection could involve substantial costs or delays. Certain CDX transactions are subject to mandatory central clearing or may be eligible for voluntary central clearing. Because clearing interposes a central clearinghouse as the ultimate counterparty to each participant’s swap, central clearing is intended to decrease (but not eliminate) counterparty risk relative to uncleared bilateral swaps.

Additionally, when the fund invests in a CDX as a protection seller, the fund will be indirectly exposed to the creditworthiness of issuers of the underlying reference obligations in the index. If the investment adviser to the fund does not correctly evaluate the creditworthiness of issuers of the underlying instruments on which the CDX is based, the investment could result in losses to the fund.

Pursuant to regulations and published positions of the U.S. Securities and Exchange Commission, the fund’s obligations under a CDX agreement will be accrued daily and, where applicable, offset against any amounts owing to the fund. In connection with CDX transactions in which the fund acts as protection buyer, the fund will segregate liquid assets, or enter into offsetting positions, with a value at least equal to the fund’s exposure (i.e., any accrued but unpaid net amounts owed by the fund to any counterparty), on a marked-to-market basis, less the value of any posted margin. When the fund acts as protection seller, the fund will segregate liquid assets, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap, less the value of any posted margin. Such segregation is intended to ensure that the fund has assets available to satisfy its obligations with respect to CDX transactions and to limit any potential leveraging of the fund’s portfolio. However, segregation of liquid assets will not limit the fund’s exposure to loss. To maintain this required margin, the fund may also have to sell portfolio securities at disadvantageous prices, and the earmarking of liquid assets will have the effect of limiting the fund’s ability to otherwise invest those assets in other securities or instruments.

Futures — The fund may enter into futures contracts to seek to manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. A futures contract is an agreement to buy or sell a security or other financial instrument (the “reference asset”) for a set price on a future date. Futures contracts are standardized, exchange-traded contracts, and, when a futures contract is bought or sold, the fund will incur brokerage fees and will be required to maintain margin deposits.

Unlike when the fund purchases or sells a security, such as a stock or bond, no price is paid or received by the fund upon the purchase or sale of a futures contract. When the fund enters into a futures contract, the fund is required to deposit with its futures broker, known as a futures commission merchant (FCM), a specified amount of liquid assets in a segregated account in the name of the FCM at the applicable derivatives clearinghouse or exchange. This amount, known as initial margin, is set by the futures exchange on which the contract is traded and may be significantly modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the fund upon termination of the contract, assuming all

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contractual obligations have been satisfied. Additionally, on a daily basis, the fund pays or receives cash, or variation margin, equal to the daily change in value of the futures contract. Variation margin does not represent a borrowing or loan by the fund but is instead a settlement between the fund and the FCM of the amount one party would owe the other if the futures contract expired. In computing daily net asset value, the fund will mark-to-market its open futures positions. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of the fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the fund. An event of bankruptcy or insolvency at a clearinghouse or exchange holding initial margin could also result in losses for the fund.

When the fund invests in futures contracts and deposits margin with an FCM, the fund becomes subject to so-called “fellow customer” risk – that is, the risk that one or more customers of the FCM will default on their obligations and that the resulting losses will be so great that the FCM will default on its obligations and margin posted by one customer, such as the fund, will be used to cover a loss caused by a different defaulting customer. Applicable rules generally prohibit the use of one customer’s funds to meet the obligations of another customer and limit the ability of an FCM to use margin posed by non-defaulting customers to satisfy losses caused by defaulting customers. As a general matter, an FCM is required to use its own funds to meet a defaulting customer’s obligations. While a customer’s loss would likely need to be substantial before non-defaulting customers would be exposed to loss on account of fellow customer risk, applicable rules nevertheless permit the commingling of margin and do not limit the mutualization of customer losses from investment losses, custodial failures, fraud or other causes. If the loss is so great that, notwithstanding the application of an FCM’s own funds, there is a shortfall in the amount of customer funds required to be held in segregation, the FCM could default and be placed into bankruptcy. Under these circumstances, bankruptcy law provides that non-defaulting customers will share pro rata in any shortfall. A shortfall in customer segregated funds may also make the transfer of the accounts of non-defaulting customers to another FCM more difficult.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the reference asset, in practice, most futures contracts are usually closed out before the delivery date by offsetting purchases or sales of matching futures contracts. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical reference asset and the same delivery date with the same FCM. If the offsetting purchase price is less than the original sale price (in each case taking into account transaction costs, including brokerage fees), the fund realizes a gain; if it is more, the fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price (in each case taking into account transaction costs, including brokerage fees), the fund realizes a gain; if it is less, the fund realizes a loss.

The fund is generally required to segregate liquid assets equivalent to the fund’s outstanding obligations under each futures contract. With respect to long positions in futures contracts that are not legally required to cash settle, the fund will segregate or earmark liquid assets in an amount equal to the contract price the fund will be required to pay on settlement less the amount of margin deposited with an FCM. For short positions in futures contracts that are not legally required to cash settle, the fund will segregate or earmark liquid assets in an amount that, when added to the amounts deposited with an FCM as margin, equals the market value of the reference asset underlying the futures contract. With respect to futures contracts that are required to cash settle, however, the fund is permitted to segregate or earmark liquid assets in an amount that, when added to the amounts deposited with an FCM as margin, equals the fund’s daily marked-to-market (net) obligation under the contract (i.e., the daily market value of the contract itself), if any; in other words, the fund may set aside its daily net liability, if any, rather than the notional value of the futures contract. By segregating or earmarking assets equal only to its net obligation under cash-settled futures, the fund may be able to utilize these contracts to a greater extent than if the fund were required to segregate or earmark assets equal to the full contract price or current market value of the futures contract. Such segregation of assets is intended to ensure that the fund has assets available to satisfy its obligations with respect to futures

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contracts and to limit any potential leveraging of the fund’s portfolio. However, segregation of liquid assets will not limit the fund’s exposure to loss. To maintain a sufficient amount of segregated assets, the fund may also have to sell less liquid portfolio securities at disadvantageous prices, and the earmarking of liquid assets will have the effect of limiting the fund’s ability to otherwise invest those assets in other securities or instruments.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying reference asset. Purchasing futures contracts will, therefore, tend to increase the fund’s exposure to positive and negative price fluctuations in the reference asset, much as if the fund had purchased the reference asset directly. When the fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market for the reference asset. Accordingly, selling futures contracts will tend to offset both positive and negative market price changes, much as if the reference asset had been sold.

There is no assurance that a liquid market will exist for any particular futures contract at any particular time. Futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days, when the price fluctuation limit is reached and a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a futures contract is not liquid because of price fluctuation limits or other market conditions, the fund may be prevented from promptly liquidating unfavorable futures positions and the fund could be required to continue to hold a position until delivery or expiration regardless of changes in its value, potentially subjecting the fund to substantial losses. Additionally, the fund may not be able to take other actions or enter into other transactions to limit or reduce its exposure to the position. Under such circumstances, the fund would remain obligated to meet margin requirements until the position is cleared. As a result, the fund’s access to other assets held to cover its futures positions could also be impaired.

Although futures exchanges generally operate similarly in the United States and abroad, foreign futures exchanges may follow trading, settlement and margin procedures that are different than those followed by futures exchanges in the United States. Futures contracts traded outside the United States may not involve a clearing mechanism or related guarantees and may involve greater risk of loss than U.S.-traded contracts, including potentially greater risk of losses due to insolvency of a futures broker, exchange member, or other party that may owe initial or variation margin to the fund. Margin requirements on foreign futures exchanges may be different than those of futures exchanges in the United States, and, because initial and variation margin payments may be measured in foreign currency, a futures contract traded outside the United States may also involve the risk of foreign currency fluctuations.

Interest rate swaps — The fund may enter into interest rate swaps to seek to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. An interest rate swap is an agreement between two parties to exchange or swap payments based on changes in an interest rate or rates. Typically, one interest rate is fixed and the other is based on a designated short-term interest rate such as the London Interbank Offered Rate (LIBOR), prime rate or other benchmark. Interest rate swaps generally do not involve the delivery of securities or other principal amounts. Rather, cash payments are exchanged by the parties based on the application of the designated interest rates to a notional amount, which is the predetermined dollar principal of the trade upon which payment obligations are computed. Accordingly, the fund’s current obligation or right under the swap agreement is generally equal to the net amount to be paid or received under the swap agreement based on the relative value of the position held by each party. The fund will generally segregate assets with a daily value at least equal to the excess, if any, of the fund’s accrued obligations under the swap agreement over the accrued amount the fund is entitled to receive under the agreement, less the value of any posted margin or collateral on deposit with respect to the position.

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The use of interest rate swaps involves certain risks, including losses if interest rate changes are not correctly anticipated by the fund’s investment adviser. To the extent the fund enters into bilaterally negotiated swap transactions, the fund will enter into swap agreements only with counterparties that meet certain credit standards; however, if the counterparty’s creditworthiness deteriorates rapidly and the counterparty defaults on its obligations under the swap agreement or declares bankruptcy, the fund may lose any amount it expected to receive from the counterparty. Certain interest rate swap transactions are currently subject to mandatory central clearing or may be eligible for voluntary central clearing. Because clearing interposes a central clearinghouse as the ultimate counterparty to each participant’s swap, central clearing is intended to decrease (but not eliminate) counterparty risk relative to uncleared bilateral swaps. Additionally, the term of an interest rate swap can be days, months or years and, as a result, certain swaps may be less liquid than others.

Restricted or illiquid securities — The fund may purchase securities subject to restrictions on resale. Restricted securities may only be sold pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “1933 Act”), or in a registered public offering. Restricted securities held by the fund are often eligible for resale under Rule 144A, an exemption under the 1933 Act allowing for resales to “Qualified Institutional Buyers.” Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. Difficulty in selling such securities may result in a loss to the fund or cause it to incur additional administrative costs.

Some fund holdings (including some restricted securities) may be deemed illiquid if they cannot be sold in the ordinary course of business at approximately the price at which the fund values them. The determination of whether a holding is considered liquid or illiquid is made by the fund’s adviser under procedures adopted by the fund’s board. The fund’s adviser makes this determination based on factors it deems relevant, such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The fund may incur significant additional costs in disposing of illiquid securities. If the fund holds more than its allowable amount of illiquid assets due to appreciation of illiquid securities, the depreciation of liquid securities or changes in market conditions, the fund will seek over time to increase its investments in liquid securities to the extent practicable.

Cybersecurity risks — With the increased use of technologies such as the Internet to conduct business, the fund has become potentially more susceptible to operational and information security risks through breaches in cybersecurity. In general, a breach in cybersecurity can result from either a deliberate attack or an unintentional event. Cybersecurity breaches may involve, among other things, infection by computer viruses or other malicious software code or unauthorized access to the fund’s digital information systems, networks or devices through “hacking” or other means, in each case for the purpose of misappropriating assets or sensitive information (including, for example, personal shareholder information), corrupting data or causing operational disruption or failures in the physical infrastructure or operating systems that support the fund. Cybersecurity risks also include the risk of losses of service resulting from external attacks that do not require unauthorized access to the fund’s systems, networks or devices. For example, denial-of-service attacks on the investment adviser’s or an affiliate’s website could effectively render the fund’s network services unavailable to fund shareholders and other intended end-users. Any such cybersecurity breaches or losses of service may cause the fund to lose proprietary information, suffer data corruption or lose operational capacity, which, in turn, could cause the fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. While the fund and its investment adviser have established business continuity plans and risk management systems designed to prevent or reduce the impact of cybersecurity attacks, there are inherent limitations in such plans and systems due in part to the ever-changing nature of technology and cybersecurity attack tactics, and there is a possibility that certain risks have not been adequately identified or prepared for.

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In addition, cybersecurity failures by or breaches of the fund’s third-party service providers (including, but not limited to, the fund’s investment adviser, transfer agent, custodian, administrators and other financial intermediaries) may disrupt the business operations of the service providers and of the fund, potentially resulting in financial losses, the inability of fund shareholders to transact business with the fund and of the fund to process transactions, the inability of the fund to calculate its net asset value, violations of applicable privacy and other laws, rules and regulations, regulatory fines, penalties, reputational damage, reimbursement or other compensatory costs and/or additional compliance costs associated with implementation of any corrective measures. The fund and its shareholders could be negatively impacted as a result of any such cybersecurity breaches, and there can be no assurance that the fund will not suffer losses relating to cybersecurity attacks or other informational security breaches affecting the fund’s third-party service providers in the future, particularly as the fund cannot control any cybersecurity plans or systems implemented by such service providers.

Cybersecurity risks may also impact issuers of securities in which the fund invests, which may cause the fund’s investments in such issuers to lose value.

* * * * * *

Portfolio turnover — Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the fund’s objective, and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made. High portfolio turnover may involve correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions. It may also result in the realization of net capital gains, which are taxable when distributed to shareholders, unless the shareholder is exempt from taxation or his or her account is tax-favored.

Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved. Transaction costs are usually reflected in the spread between the bid and asked price.

The fund’s portfolio turnover rates for the fiscal years ended September 30, 2014 and 2013 were 62% and 61%, respectively. The portfolio turnover rate would equal 100% if each security in a fund’s portfolio were replaced once per year. See “Financial highlights” in the prospectus for the fund’s annual portfolio turnover rate for each of the last five fiscal years.

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Fund policies

All percentage limitations in the following fund policies are considered at the time securities are purchased and are based on the fund’s net assets unless otherwise indicated. None of the following policies involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund. In managing the fund, the fund’s investment adviser may apply more restrictive policies than those listed below.

Fundamental policies — The fund has adopted the following policies, which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is currently defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as the vote of the lesser of (a) 67% or more of the voting securities present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (b) more than 50% of the outstanding voting securities.

1. Except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the U.S. Securities and Exchange Commission (“SEC”), SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, the fund may not:

a. Borrow money;

b. Issue senior securities;

c. Underwrite the securities of other issuers;

d. Purchase or sell real estate or commodities;

e. Make loans; or

f. Purchase the securities of any issuer if, as a result of such purchase, the fund’s investments would be concentrated in any particular industry.

2. The fund may not invest in companies for the purpose of exercising control or management.

Nonfundamental policies — The following policy may be changed without shareholder approval:

The fund may not acquire securities of open-end investment companies or unit investment trusts registered under the 1940 Act in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

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Additional information about the fund’s policies — The information below is not part of the fund’s fundamental or nonfundamental policies. This information is intended to provide a summary of what is currently required or permitted by the 1940 Act and the rules and regulations thereunder, or by the interpretive guidance thereof by the SEC or SEC staff, for particular fundamental policies of the fund. Information is also provided regarding the fund’s current intention with respect to certain investment practices permitted by the 1940 Act.

For purposes of fundamental policy 1a, the fund may borrow money in amounts of up to 33-1/3% of its total assets from banks for any purpose. Additionally, the fund may borrow up to 5% of its total assets from banks or other lenders for temporary purposes (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed).

For purposes of fundamental policy 1b, a senior security does not include any promissory note or evidence of indebtedness if such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the fund at the time the loan is made (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed). Further, to the extent the fund covers its commitments under certain types of agreements and transactions, including mortgage-dollar-roll transactions, sale-buybacks, when-issued, delayed-delivery, or forward commitment transactions, and other similar trading practices, by segregating or earmarking liquid assets equal in value to the amount of the fund’s commitment, such agreement or transaction will not be considered a senior security by the fund.

For purposes of fundamental policy 1c, the policy will not apply to the fund to the extent the fund may be deemed an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of fund portfolio securities in the ordinary course of pursuing its investment objectives and strategies.

For purposes of fundamental policy 1e, the fund may not lend more than 33-1/3% of its total assets, provided that this limitation shall not apply to the fund’s purchase of debt obligations.

For purposes of fundamental policy 1f, the fund may not invest more than 25% of its total assets in the securities of issuers in a particular industry. This policy does not apply to investments in securities of the U.S. Government, its agencies or Government Sponsored Enterprises or repurchase agreements with respect thereto.

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Management of the fund

Board of trustees and officers

Independent trustees1

The fund’s nominating and governance committee and board select independent trustees with a view toward constituting a board that, as a body, possesses the qualifications, skills, attributes and experience to appropriately oversee the actions of the fund’s service providers, decide upon matters of general policy and represent the long-term interests of fund shareholders. In doing so, they consider the qualifications, skills, attributes and experience of the current board members, with a view toward maintaining a board that is diverse in viewpoint, experience, education and skills.

The fund seeks independent trustees who have high ethical standards and the highest levels of integrity and commitment, who have inquiring and independent minds, mature judgment, good communication skills, and other complementary personal qualifications and skills that enable them to function effectively in the context of the fund’s board and committee structure and who have the ability and willingness to dedicate sufficient time to effectively fulfill their duties and responsibilities.

Each independent trustee has a significant record of accomplishments in governance, business, not-for-profit organizations, government service, academia, law, accounting or other professions. Although no single list could identify all experience upon which the fund’s independent trustees draw in connection with their service, the following table summarizes key experience for each independent trustee. These references to the qualifications, attributes and skills of the trustees are pursuant to the disclosure requirements of the SEC, and shall not be deemed to impose any greater responsibility or liability on any trustee or the board as a whole. Notwithstanding the accomplishments listed below, none of the independent trustees is considered an “expert” within the meaning of the federal securities laws with respect to information in the fund’s registration statement.

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Name, year of birth and position with fund (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee during the past five years	Other relevant experience
William H. Baribault, 1945 Trustee (2010)	CEO and President, Richard Nixon Foundation; Chairman of the Board and CEO, Oakwood Enterprises (private investment and consulting)	79	None	· Service as chief executive officer for multiple companies · Corporate board experience · Service on advisory and trustee boards for charitable, educational and nonprofit organizations
James G. Ellis, 1947 Trustee (2006)	Dean and Professor of Marketing, Marshall School of Business, University of Southern California	79	Mercury General Corporation Former director of Quiksilver, Inc. (until 2014)	· Service as chief executive officer for multiple companies · Corporate board experience · Service on advisory and trustee boards for charitable, municipal and nonprofit organizations · M.B.A.
Leonard R. Fuller, 1946 Trustee (1994)	Private investor; former President and CEO, Fuller Consulting (financial management consulting firm)	79	None	· Former partner, public accounting firm · Financial management consulting · Service on advisory and trustee boards for municipal, educational and nonprofit organizations · M.B.A.

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Name, year of birth and position with fund (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee during the past five years	Other relevant experience
Mary Davis Holt, 1950 Trustee (2015)	Partner, Flynn Heath Holt Leadership, LLC (leadership consulting); former COO, Time Life Inc. (1993–2003)	76	None

·  Service as chief operations officer, global media company

·  Senior corporate management experience

·  Corporate board experience

·  Service on advisory and trustee boards for educational, business and non-profit organizations

·  M.B.A.

R. Clark Hooper, 1946 Chairman of the Board (Independent and Non-Executive) (2005)	Private investor	81	The Swiss Helvetia Fund, Inc. Former director of JPMorgan Value Opportunities Fund, Inc. (until 2014)	· Senior regulatory and management experience, National Association of Securities Dealers (now FINRA) · Service on trustee boards for charitable, educational and nonprofit organizations
Merit E. Janow, 1958 Trustee (2010)	Dean and Professor, Columbia University, School of International and Public Affairs	78	MasterCard Incorporated; The NASDAQ Stock Market LLC; Trimble Navigation Limited

·  Service with Office of the U.S. Trade Representative and U.S. Department of Justice

·  Corporate board experience

·  Service on advisory and trustee boards for charitable, educational and nonprofit organizations

·  Experience as corporate lawyer

·  J.D.

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Name, year of birth and position with fund (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee during the past five years	Other relevant experience
Laurel B. Mitchell, Ph.D., 1955 Trustee (2010)	Distinguished Professor of Accounting, University of Redlands; former Director, Accounting Program, University of Redlands	75	None

·  Professor at multiple universities

·  Service in the Office of Chief Accountant and Enforcement Division of the U.S. Securities and Exchange Commission

·  Experience in corporate management and public accounting

·  Service on advisory and trustee boards for charitable, educational and nonprofit organizations

·  Ph.D., accounting

·  Formerly licensed as C.P.A.

Frank M. Sanchez, 1943 Trustee (1999)	Principal, The Sanchez Family Corporation dba McDonald’s Restaurants (McDonald’s licensee)	75	None	· Senior academic leadership position · Corporate board experience · Service on advisory and trustee boards for charitable and nonprofit organizations · Ph.D., education administration and finance
Margaret Spellings, 1957 Trustee (2010)	President, George W. Bush Foundation; former President and CEO, Margaret Spellings & Company (public policy and strategic consulting); former President, U.S. Chamber Foundation and Senior Advisor to the President and CEO, U.S. Chamber of Commerce	79	ClubCorp Holdings, Inc. Former director of Apollo Education Group, Inc. (until 2013)

·  Former U.S. Secretary of Education, U.S. Department of Education

·  Former Assistant to the President for Domestic Policy, The White House

·  Former senior advisor to the Governor of Texas

·  Service on advisory and trustee boards for charitable and nonprofit organizations

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Name, year of birth and position with fund (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee during the past five years	Other relevant experience
Steadman Upham, Ph.D., 1949 Trustee (2007)	President and University Professor, The University of Tulsa	78	None	· Senior academic leadership positions for multiple universities · Service on advisory and trustee boards for educational and nonprofit organizations · Ph.D., anthropology

Interested trustee(s) 4,5

Interested trustees have similar qualifications, skills and attributes as the independent trustees. Interested trustees are senior executive officers and/or directors of Capital Research and Management Company or its affiliates. Such management roles with the fund’s service providers also permit the interested trustees to make a significant contribution to the fund’s board.

Name, year of birth and position with fund (year first elected as a trustee/officer2)	Principal occupation(s) during the past five years and positions held with affiliated entities or the Principal Underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee during the past five years
John H. Smet, 1956 Vice Chairman of the Board (2011)	Partner – Capital Fixed Income Investors, Capital Research and Management Company; Director, Capital Research and Management Company	21	None

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Other officers5

Name, year of birth and position with fund (year first elected as an officer2)	Principal occupation(s) during the past five years and positions held with affiliated entities or the Principal Underwriter of the fund
David C. Barclay, 1956 President (1995)	Partner – Capital Fixed Income Investors, Capital Research and Management Company
David A. Daigle, 1967 Senior Vice President (2008)	Partner – Capital Fixed Income Investors, Capital Research and Management Company; Partner – Capital Fixed Income Investors, Capital Bank and Trust Company*
Jennifer L. Hinman, 1958 Senior Vice President (2001)	Partner – Capital Fixed Income Investors, Capital Research and Management Company
Kristine M. Nishiyama, 1970 Senior Vice President (2003)	Senior Vice President and Senior Counsel – Fund Business Management Group, Capital Research and Management Company; Senior Vice President and General Counsel, Capital Bank and Trust Company*
Richard N. Lewis, 1973 Vice President (2011)	Partner – Capital Fixed Income Investors, Capital Research and Management Company
Steven I. Koszalka, 1964 Secretary (2010)	Vice President – Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Treasurer (2012)	Vice President — Investment Operations, Capital Research and Management Company
Jane Y. Chung, 1974 Assistant Secretary (2014)	Associate – Fund Business Management Group, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer (2010)	Vice President – Investment Operations, Capital Research and Management Company
Gregory F. Niland, 1971 Assistant Treasurer (2015)	Vice President - Investment Operations, Capital Research and Management Company

* Company affiliated with Capital Research and Management Company.

1  The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the 1940 Act.

2 Trustees and officers of the fund serve until their resignation, removal or retirement.

3 This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a director/trustee of a public company or a registered investment company. Unless otherwise noted, all directorships/trusteeships are current.

4  The term interested trustee refers to a trustee who is an “interested person” of the fund within the meaning of the 1940 Act, on the basis of his or her affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

5 All of the officers listed, except David A. Daigle, Jennifer L. Hinman and Richard N. Lewis are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

The address for all trustees and officers of the fund is 333 South Hope Street, 55th Floor, Los Angeles, California 90071, Attention: Secretary.

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Fund shares owned by trustees as of December 31, 2014:

Name	Dollar range[1] of fund shares owned	Aggregate dollar range[1] of shares owned in all funds in the American Funds family overseen by trustee	Dollar range[1,2] of independent trustees deferred compensation[3] allocated to fund	Aggregate dollar range[1,2] of independent trustees deferred compensation[3] allocated to all funds within American Funds family overseen by trustee
Independent trustees
William H. Baribault	$1 – $10,000	Over $100,000	$1 – $10,000	$10,001 – $50,000
James G. Ellis	$10,001 – $50,000	Over $100,000	N/A	N/A
Leonard R. Fuller	$10,001 – $50,000	Over $100,000	$10,001 – $50,000	Over $100,000
Mary Davis Holt[4]	N/A	$10,001 – $50,000	N/A	N/A
R. Clark Hooper	$10,001 – $50,000	Over $100,000	N/A	Over $100,000
Merit E. Janow	None	Over $100,000	N/A	N/A
Laurel B. Mitchell	$10,001 – $50,000	Over $100,000	$1 – $10,000	$50,001 – $100,000
Frank M. Sanchez	$1 – $10,000	$10,001 – $50,000	N/A	N/A
Margaret Spellings	$1 – $10,000	Over $100,000	N/A	Over $100,000
Steadman Upham	None	Over $100,000	N/A	Over $100,000

Name	Dollar range[1] of fund shares owned	Aggregate dollar range[1] of shares owned in all funds in the American Funds family overseen by trustee
Interested trustees
John H. Smet	Over $100,000	Over $100,000

1  Ownership disclosure is made using the following ranges: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; and Over $100,000. The amounts listed for interested trustees include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.

2  N/A indicates that the listed individual, as of December 31, 2014, was not a trustee of a particular fund, did not allocate deferred compensation to the fund or did not participate in the deferred compensation plan.

3 Eligible trustees may defer their compensation under a nonqualified deferred compensation plan. Amounts deferred by the trustee accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the trustee.

4  Ms. Holt was elected to the board effective June 11, 2015.

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Trustee compensation — No compensation is paid by the fund to any officer or trustee who is a director, officer or employee of the investment adviser or its affiliates. Except for the independent trustees listed in the “Board of trustees and officers — Independent trustees” table under the “Management of the fund” section in this statement of additional information, all other officers and trustees of the fund are directors, officers or employees of the investment adviser or its affiliates. The boards of funds advised by the investment adviser typically meet either individually or jointly with the boards of one or more other such funds with substantially overlapping board membership (in each case referred to as a “board cluster”). The fund typically pays each independent trustee an annual fee, which ranges from $4,998 to $9,997, based primarily on the total number of board clusters on which that independent trustee serves.

In addition, the fund generally pays independent trustees attendance and other fees for meetings of the board and its committees. Board and committee chairs receive additional fees for their services.

Independent trustees also receive attendance fees for certain special joint meetings and information sessions with directors and trustees of other groupings of funds advised by the investment adviser. The fund and the other funds served by each independent trustee each pay an equal portion of these attendance fees.

No pension or retirement benefits are accrued as part of fund expenses. Independent trustees may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the independent trustees.

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Trustee compensation earned during the fiscal year ended September 30, 2014:

Name	Aggregate compensation (including voluntarily deferred compensation1) from the fund	Total compensation (including voluntarily deferred compensation1) from all funds managed by Capital Research and Management Company or its affiliates
William H. Baribault	$15,645	$310,064
James G. Ellis	15,193	332,319
Leonard R. Fuller[2]	14,386	322,098
Mary Davis Holt[3]	N/A	156,458
R. Clark Hooper	16,479	448,442
Merit E. Janow	13,663	313,250
Laurel B. Mitchell[2]	19,653	239,966
Frank M. Sanchez	18,242	216,035
Margaret Spellings[2]	13,663	299,865
Steadman Upham[2]	14,543	278,292

1 Amounts may be deferred by eligible trustees under a nonqualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the trustees. Compensation shown in this table for the fiscal year ended September 30, 2014 does not include earnings on amounts deferred in previous fiscal years. See footnote 2 to this table for more information.

2 Since the deferred compensation plan’s adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) through the end of the 2014 fiscal year for participating trustees is as follows: Leonard R. Fuller ($18,114), Laurel B. Mitchell ($5,207), Margaret Spellings ($9,229) and Steadman Upham ($106,292). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the trustees.

3  Ms. Holt was elected to the board effective June 11, 2015.

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Fund organization and the board of trustees — The fund, an open-end, diversified management investment company, was organized as a Massachusetts business trust on October 1, 1987, and reorganized as a Delaware statutory trust on December 1, 2010. All fund operations are supervised by the fund’s board of trustees which meets periodically and performs duties required by applicable state and federal laws.

Delaware law charges trustees with the duty of managing the business affairs of the trust. Trustees are considered to be fiduciaries of the trust and owe duties of care and loyalty to the trust and its shareholders.

Independent board members are paid certain fees for services rendered to the fund as described above. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.

The fund has several different classes of shares. Shares of each class represent an interest in the same investment portfolio. Each class has pro rata rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the board of trustees and set forth in the fund’s rule 18f-3 Plan. Each class’ shareholders have exclusive voting rights with respect to the respective class’ rule 12b-1 plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone. Note that 529 college savings plan account owners invested in Class 529 shares are not shareholders of the fund and, accordingly, do not have the rights of a shareholder, such as the right to vote proxies relating to fund shares. As the legal owner of the fund’s Class 529 shares, Virginia College Savings PlanSM (Virginia529SM) will vote any proxies relating to the fund’s Class 529 shares. In addition, the trustees have the authority to establish new series and classes of shares, and to split or combine outstanding shares into a greater or lesser number, without shareholder approval.

The fund does not hold annual meetings of shareholders. However, significant matters that require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned.

The fund’s declaration of trust and by-laws, as well as separate indemnification agreements with independent trustees, provide in effect that, subject to certain conditions, the fund will indemnify its officers and trustees against liabilities or expenses actually and reasonably incurred by them relating to their service to the fund. However, trustees are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

Removal of trustees by shareholders — At any meeting of shareholders, duly called and at which a quorum is present, shareholders may, by the affirmative vote of the holders of two-thirds of the votes entitled to be cast, remove any trustee from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed trustees. In addition, the trustees of the fund will promptly call a meeting of shareholders for the purpose of voting upon the removal of any trustees when requested in writing to do so by the record holders of at least 10% of the outstanding shares.

Leadership structure — The board’s chair is currently an independent trustee who is not an “interested person” of the fund within the meaning of the 1940 Act. The board has determined that an independent chair facilitates oversight and enhances the effectiveness of the board. The independent chair’s duties include, without limitation, generally presiding at meetings of the board, approving

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board meeting schedules and agendas, leading meetings of the independent trustees in executive session, facilitating communication with committee chairs, and serving as the principal independent trustee contact for fund management and counsel to the independent trustees and the fund.

Risk oversight — Day-to-day management of the fund, including risk management, is the responsibility of the fund’s contractual service providers, including the fund’s investment adviser, principal underwriter/distributor and transfer agent. Each of these entities is responsible for specific portions of the fund’s operations, including the processes and associated risks relating to the fund’s investments, integrity of cash movements, financial reporting, operations and compliance. The board of trustees oversees the service providers’ discharge of their responsibilities, including the processes they use to manage relevant risks. In that regard, the board receives reports regarding the operations of the fund’s service providers, including risks. For example, the board receives reports from investment professionals regarding risks related to the fund’s investments and trading. The board also receives compliance reports from the fund’s and the investment adviser’s chief compliance officers addressing certain areas of risk.

Committees of the fund’s board, which are comprised of independent board members, none of whom is an “interested person” of the fund within the meaning of the 1940 Act, as well as joint committees of independent board members of funds managed by Capital Research and Management Company, also explore risk management procedures in particular areas and then report back to the full board. For example, the fund’s audit committee oversees the processes and certain attendant risks relating to financial reporting, valuation of fund assets, and related controls. Similarly, a joint review and advisory committee oversees certain risk controls relating to the fund’s transfer agency services.

Not all risks that may affect the fund can be identified or processes and controls developed to eliminate or mitigate their effect. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the fund’s objectives. As a result of the foregoing and other factors, the ability of the fund’s service providers to eliminate or mitigate risks is subject to limitations.

Committees of the board of trustees — The fund has an audit committee comprised of William H. Baribault, James G. Ellis, Leonard R. Fuller, Laurel B. Mitchell, Frank M. Sanchez, and Steadman Upham. The committee provides oversight regarding the fund’s accounting and financial reporting policies and practices, its internal controls and the internal controls of the fund’s principal service providers. The committee acts as a liaison between the fund’s independent registered public accounting firm and the full board of trustees. The audit committee held five meetings during the 2014 fiscal year.

The fund has a contracts committee comprised of all of its independent board members. The committee’s principal function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the fund and its investment adviser or the investment adviser’s affiliates, such as the Investment Advisory and Service Agreement, Principal Underwriting Agreement, Administrative Services Agreement and Plans of Distribution adopted pursuant to rule 12b-1 under the 1940 Act, that the fund may enter into, renew or continue, and to make its recommendations to the full board of trustees on these matters. The contracts committee held one meeting during the 2014 fiscal year.

The fund has a nominating and governance committee comprised of William H. Baribault, James G. Ellis, Leonard R. Fuller, R. Clark Hooper, Merit E. Janow, Laurel B. Mitchell, Frank M. Sanchez and Margaret Spellings. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. The committee also evaluates, selects and nominates independent trustee candidates to the full board of trustees. While the committee normally is able to identify from its own and other resources an ample number of qualified candidates, it will consider

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shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the fund, addressed to the fund’s secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the committee. The nominating and governance committee held two meetings during the 2014 fiscal year.

The independent board members of the fund have oversight responsibility for the fund and certain other funds managed by the investment adviser. As part of their oversight responsibility for these funds, each independent board member sits on one of three fund review committees comprised solely of independent board members. The three committees are divided by portfolio type. Each committee functions independently and is not a decision making body. The purpose of the committees is to assist the board of each fund in the oversight of the investment management services provided by the investment adviser. In addition to regularly monitoring and reviewing investment results, investment activities and strategies used to manage the fund’s assets, the committees also receive reports from the investment adviser’s Principal Investment Officers for the funds, portfolio managers and other investment personnel concerning efforts to achieve the fund’s investment objectives. Each committee reports to the full board of the fund.

Proxy voting procedures and principles — The fund’s investment adviser, in consultation with the fund’s board, has adopted Proxy Voting Procedures and Principles (the “Principles”) with respect to voting proxies of securities held by the fund, other American Funds and American Funds Insurance Series. The complete text of these principles is available on the American Funds website at americanfunds.com. Proxies are voted by a committee of the appropriate equity investment division of the investment adviser under authority delegated by the funds’ boards. Therefore, if more than one fund invests in the same company, they may vote differently on the same proposal.

The Principles, which have been in effect in substantially their current form for many years, provide an important framework for analysis and decision-making by all funds. However, they are not exhaustive and do not address all potential issues. The Principles provide a certain amount of flexibility so that all relevant facts and circumstances can be considered in connection with every vote. As a result, each proxy received is voted on a case-by-case basis considering the specific circumstances of each proposal. The voting process reflects the funds’ understanding of the company’s business, its management and its relationship with shareholders over time.

The investment adviser seeks to vote all U.S. proxies; however, in certain circumstances it may be impracticable or impossible to do so. Proxies for companies outside the U.S. also are voted, provided there is sufficient time and information available. After a proxy statement is received, the investment adviser prepares a summary of the proposals contained in the proxy statement. A notation of any potential conflicts of interest also is included in the summary (see below for a description of Capital Research and Management Company’s special review procedures).

For proxies of securities managed by a particular investment division of the investment adviser, the initial voting recommendation is made by one or more of the division’s investment analysts familiar with the company and industry. A second recommendation is made by a proxy coordinator (an investment analyst or other individual with experience in corporate governance and proxy voting matters) within the appropriate investment division, based on knowledge of these Principles and familiarity with proxy-related issues. The proxy summary and voting recommendations are made available to the appropriate proxy voting committee for a final voting decision.

In addition to its proprietary proxy voting, governance and executive compensation research, Capital Research and Management Company may utilize research provided by Institutional Shareholder Services, Glass-Lewis & Co. or other third party advisory firms on a case-by-case basis. It does not, as a

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policy, follow the voting recommendations provided by these firms. It periodically assesses the information provided by the advisory firms and reports to the Joint Proxy Committee of the American Funds (“JPC”), as appropriate.

The JPC is composed of independent board members from each board. The JPC’s role is to facilitate appropriate oversight of the proxy voting process and provide valuable input on corporate governance and related matters. Members of the JPC also may be called upon to resolve voting conflicts involving funds co-managed by the investment adviser’s equity investment divisions and vote proxies when necessary as a result of regulatory requirements (see below for more information).

From time to time the investment adviser may vote proxies issued by, or on proposals sponsored or publicly supported by (a) a client with substantial assets managed by the investment adviser or its affiliates, (b) an entity with a significant business relationship with the American Funds organization, or (c) a company with a director of an American Fund on its board (each referred to as an “Interested Party”). Other persons or entities may also be deemed an Interested Party if facts or circumstances appear to give rise to a potential conflict. The investment adviser analyzes these proxies and proposals on their merits and does not consider these relationships when casting its vote.

The investment adviser has developed procedures to identify and address instances where a vote could appear to be influenced by such a relationship. Under the procedures, prior to a final vote being cast by the investment adviser, the relevant proxy committees’ voting results for proxies issued by Interested Parties are reviewed by a Special Review Committee (“SRC”) of the investment division voting the proxy if the vote was in favor of the Interested Party.

If a potential conflict is identified according to the procedure above, the SRC will be provided with a summary of any relevant communications with the Interested Party, the rationale for the voting decision, information on the organization’s relationship with the party and any other pertinent information. The SRC will evaluate the information and determine whether the decision was in the best interest of fund shareholders. It will then accept or override the voting decision or determine alternative action. The SRC includes senior investment professionals and legal and compliance professionals.

In cases where a fund is co-managed and a portfolio company is held by more than one of the investment adviser’s equity investment divisions, voting ties are resolved by one of the following methods. First, for those funds that have delegated tie-breaking authority to the investment adviser, the outcome will be determined by the equity investment division or divisions with the larger position in the portfolio company as of the record date for the shareholder meeting. For the remaining funds, members of the JPC representing those funds will determine the outcome based on a review of the same information provided to the relevant investment analysts, proxy coordinators and proxy committee members.

Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available on or about September 1 of each year (a) without charge, upon request by calling American Funds Service Company at (800) 421-4225, (b) on the American Funds website and (c) on the SEC’s website at sec.gov.

The following summary sets forth the general positions of the American Funds, American Funds Insurance Series and the investment adviser on various proposals. A copy of the full Principles is available upon request, free of charge, by calling American Funds Service Company or visiting the American Funds website.

Director matters — The election of a company’s slate of nominees for director generally is supported. Votes may be withheld for some or all of the nominees if this is determined to be in

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the best interest of shareholders or if, in the opinion of the investment adviser, such nominee has not fulfilled his or her fiduciary duty. Separation of the chairman and CEO positions also may be supported.

Governance provisions — Typically, proposals to declassify a board (elect all directors annually) are supported based on the belief that this increases the directors’ sense of accountability to shareholders. Proposals for cumulative voting generally are supported in order to promote management and board accountability and an opportunity for leadership change. Proposals designed to make director elections more meaningful, either by requiring a majority vote or by requiring any director receiving more withhold votes than affirmative votes to tender his or her resignation, generally are supported.

Shareholder rights — Proposals to repeal an existing poison pill generally are supported. (There may be certain circumstances, however, when a proxy voting committee of a fund or an investment division of the investment adviser believes that a company needs to maintain anti-takeover protection.) Proposals to eliminate the right of shareholders to act by written consent or to take away a shareholder’s right to call a special meeting typically are not supported.

Compensation and benefit plans — Option plans are complicated, and many factors are considered in evaluating a plan. Each plan is evaluated based on protecting shareholder interests and a knowledge of the company and its management. Considerations include the pricing (or repricing) of options awarded under the plan and the impact of dilution on existing shareholders from past and future equity awards. Compensation packages should be structured to attract, motivate and retain existing employees and qualified directors; however, they should not be excessive.

Routine matters — The ratification of auditors, procedural matters relating to the annual meeting and changes to company name are examples of items considered routine. Such items generally are voted in favor of management’s recommendations unless circumstances indicate otherwise.

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Principal fund shareholders — The following table identifies those investors who own of record, or are known by the fund to own beneficially, 5% or more of any class of its shares as of the opening of business on October 1, 2015. Unless otherwise indicated, the ownership percentages below represent ownership of record rather than beneficial ownership.

Name and address	Ownership	Ownership percentage
Edward D. Jones & Co. Omnibus Account Saint Louis, MO	Record	Class A Class B Class C Class 529-A Class 529-B	30.84% 24.96 8.12 9.60 6.02
Pershing, LLC Custody Account Jersey City, NJ	Record	Class A Class B Class C Class F-1 Class F-2 Class 529-F-1 Class R-1	8.08 8.93 8.61 23.81 16.39 5.01 9.96
First Clearing, LLC Custody Account Saint Louis, MO	Record	Class A Class B Class C Class F-1 Class F-2	6.20 6.11 12.42 6.87 35.24
National Financial Services, LLC Omnibus Account Jersey City, NJ	Record	Class B Class C Class F-1	6.28 5.59 18.08
Morgan Stanley & Co., Inc. Omnibus Account Jersey City, NJ	Record	Class C Class F-2	5.90 10.21
Raymond James Omnibus Account St. Petersburg, FL	Record	Class C Class F-1	5.34 5.68
Charles Schwab & Co., Inc. Custody Account San Francisco, CA	Record	Class F-1 Class F-2 Class R-5	9.31 5.15 9.28
LPL Financial Omnibus Account San Diego, CA	Record	Class F-1 Class R-2E	8.09 45.11
Reliance Trust Co. Omnibus Atlanta, GA	Record	Class R-1	7.88
Capital Research and Management Company Corporate Account Los Angeles, CA	Record	Class R-2E	54.89
Delaware Charter Guarantee & Trust Retirement Plans Des Moines, IA	Record Beneficial	Class R-3	5.97
Lincoln Life Insurance Company Omnibus Account Fort Wayne, IN	Record	Class R-4	6.16
Prudential Retirement Retirement Plan New York, NY	Record Beneficial	Class R-5	15.64
Northern California Pipe Trades Local 342 Retirement Plan Phoenix, AZ	Record Beneficial	Class R-5	14.60

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Name and address	Ownership	Ownership percentage
American Funds Income Portfolio Irvine, CA	Record	Class R-6	57.09
The Capital Group Companies Retirement Plan Los Angeles, CA	Record Beneficial	Class R-6	6.72
American Funds 2010 Target Date Retirement Fund Los Angeles, CA	Record	Class R-6	7.96
American Funds 2015 Target Date Retirement Fund Los Angeles, CA	Record	Class R-6	13.10

As of October 1, 2015, the officers and trustees of the fund, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.

Unless otherwise noted, references in this statement of additional information to Class F shares, Class R shares or Class 529 shares refer to both F share classes, all R share classes or all 529 share classes, respectively.

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Investment adviser — Capital Research and Management Company, the fund’s investment adviser, founded in 1931, maintains research facilities in the United States and abroad (Beijing, Geneva, Hong Kong, London, Los Angeles, Mumbai, New York, San Francisco, Singapore, Tokyo and Washington, D.C.). These facilities are staffed with experienced investment professionals. The investment adviser is located at 333 South Hope Street, Los Angeles, CA 90071. It is a wholly owned subsidiary of The Capital Group Companies, Inc., a holding company for several investment management subsidiaries. Capital Research and Management Company manages equity assets through three equity investment divisions and fixed-income assets through its fixed-income investment division, Capital Fixed Income Investors. The three equity investment divisions — Capital World Investors, Capital Research Global Investors and Capital International Investors — make investment decisions independently of one another. Portfolio managers in Capital International Investors rely on a research team that also provides investment services to institutional clients and other accounts advised by affiliates of Capital Research and Management Company. The investment adviser, which is deemed under the Commodity Exchange Act (the “CEA”) to be the operator of the fund, has claimed an exclusion from the definition of the term commodity pool operator under the CEA with respect to the fund and, therefore, is not subject to registration or regulation as such under the CEA with respect to the fund.

The investment adviser has adopted policies and procedures that address issues that may arise as a result of an investment professional’s management of the fund and other funds and accounts. Potential issues could involve allocation of investment opportunities and trades among funds and accounts, use of information regarding the timing of fund trades, investment professional compensation and voting relating to portfolio securities. The investment adviser believes that its policies and procedures are reasonably designed to address these issues.

Compensation of investment professionals — As described in the prospectus, the investment adviser uses a system of multiple portfolio managers in managing fund assets. In addition, Capital Research and Management Company’s investment analysts may make investment decisions with respect to a portion of a fund’s portfolio within their research coverage.

Portfolio managers and investment analysts are paid competitive salaries by Capital Research and Management Company. In addition, they may receive bonuses based on their individual portfolio results. Investment professionals also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit-sharing plans will vary depending on the individual’s portfolio results, contributions to the organization and other factors.

To encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total investment returns to relevant benchmarks over the most recent year, a four-year rolling average and an eight-year rolling average with greater weight placed on the four-year and eight-year rolling averages. For portfolio managers, benchmarks may include measures of the marketplaces in which the fund invests and measures of the results of comparable mutual funds. For investment analysts, benchmarks may include relevant market measures and appropriate industry or sector indexes reflecting their areas of expertise. Capital Research and Management Company makes periodic subjective assessments of analysts’ contributions to the investment process and this is an element of their overall compensation. The investment results of each of the fund’s portfolio managers may be measured against one or more benchmarks, depending on his or her investment focus, such as: Barclays U.S. Corporate High Yield Index 2% Issuer Cap and Lipper High Current Yield Bond Funds Average. From time to time, Capital Research and Management Company may adjust or customize these benchmarks to better reflect the universe of comparably managed funds of competitive investment management firms.

Portfolio manager fund holdings and other managed accounts — As described below, portfolio managers may personally own shares of the fund. In addition, portfolio managers may manage portions of other mutual funds or accounts advised by Capital Research and Management Company or its affiliates.

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The following table reflects information as of September 30, 2014:

Portfolio manager	Dollar range of fund shares owned[1]	Number of other registered investment companies (RICs) for which portfolio manager is a manager (assets of RICs in billions)[2]		Number of other pooled investment vehicles (PIVs) for which portfolio manager is a manager (assets of PIVs in billions)[3]		Number of other accounts for which portfolio manager is a manager (assets of other accounts in billions)[4]
David C. Barclay	Over $1,000,000	3	$106.0	None		None
David A. Daigle	Over $1,000,000	5	$156.8	2	$1.63	2	$0.40
Abner D. Goldstine	Over $1,000,000	None		None		None
Laurentius Harrer	$500,001 – $1,000,000	2	$0.5	6	$2.74	9[5]	$4.15

1 Ownership disclosure is made using the following ranges: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; $100,001 – $500,000; $500,001 – $1,000,000; and Over $1,000,000. The amounts listed include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.

2 Indicates RIC(s) for which the portfolio manager also has significant day to day management responsibilities. Assets noted are the total net assets of the RIC(s) and are not the total assets managed by the individual, which is a substantially lower amount. No RIC or account has an advisory fee that is based on the performance of the RIC or account.

3 Represents funds advised or sub-advised by Capital Research and Management Company or its affiliates and sold outside the United States and/or fixed-income assets in institutional accounts managed by investment adviser subsidiaries of Capital Group International, Inc., an affiliate of Capital Research and Management Company. Assets noted are the total net assets of the funds or accounts and are not the total assets managed by the individual, which is a substantially lower amount. No fund or account has an advisory fee that is based on the performance of the fund or account.

4 Reflects other professionally managed accounts held at companies affiliated with Capital Research and Management Company. Personal brokerage accounts of portfolio managers and their families are not reflected.

5 The advisory fee of one of these accounts (representing $0.23 billion in total assets) is based partially on its investment results.

American High-Income Trust — Page 40

Investment Advisory and Service Agreement — The Investment Advisory and Service Agreement (the “Agreement”) between the fund and the investment adviser will continue in effect until April 30, 2016, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (a) the board of trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (b) the vote of a majority of trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the investment adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days’ written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act). In addition, the Agreement provides that the investment adviser may delegate all, or a portion of, its investment management responsibilities to one or more subsidiary advisers approved by the fund’s board, pursuant to an agreement between the investment adviser and such subsidiary. Any such subsidiary adviser will be paid solely by the investment adviser out of its fees.

In addition to providing investment advisory services, the investment adviser furnishes the services and pays the compensation and travel expenses of persons to perform the fund’s executive, administrative, clerical and bookkeeping functions, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies and postage used at the fund’s offices. The fund pays all expenses not assumed by the investment adviser, including, but not limited to: custodian, stock transfer and dividend disbursing fees and expenses; shareholder recordkeeping and administrative expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements and notices to its shareholders; taxes; expenses of the issuance and redemption of fund shares (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund’s plans of distribution (described below); legal and auditing expenses; compensation, fees and expenses paid to independent trustees; association dues; costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.

The management fee is based upon the daily net assets of the fund and monthly gross investment income. Gross investment income is determined in accordance with generally accepted accounting principles and does not include gains or losses from sales of capital assets.

The management fee is based on the following annualized rates and daily net asset levels:

Rate	Net asset level
	In excess of	Up to
0.30%	$ 0	$ 60,000,000
0.21	60,000,000	1,000,000,000
0.18	1,000,000,000	3,000,000,000
0.16	3,000,000,000	6,000,000,000
0.15	6,000,000,000	10,000,000,000
0.14	10,000,000,000	15,000,000,000
0.135	15,000,000,000	21,000,000,000
0.132	21,000,000,000

American High-Income Trust — Page 41

The Agreement also provides for fees based on monthly gross investment income at the following annualized rates:

Rate	Monthly gross income
	In excess of	Up to
3.00%	$ 0	$ 8,333,333
2.50	8,333,333	25,000,000
2.00	25,000,000	50,000,000
1.50	50,000,000

For the fiscal years ended September 30, 2014, 2013 and 2012, the investment adviser was entitled to receive (and, for the 2014 and 2012 fiscal years, the investment adviser did receive) from the fund management fees of $56,797,000, $57,572,000 and $53,862,000, respectively. After giving effect to a voluntary advisory fee reduction of $1,000, the fund paid the investment adviser management fees of $57,571,000 for the fiscal year ended September 30, 2013.

American High-Income Trust — Page 42

Administrative services — The investment adviser and its affiliates provide certain administrative services for shareholders of the fund’s Class A, C, F, R and 529 shares. Services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders.

These services are provided pursuant to an Administrative Services Agreement (the “Administrative Agreement”) between the fund and the investment adviser relating to the fund’s Class A, C, F, R and 529 shares. The Administrative Agreement will continue in effect until April 30, 2016, unless sooner renewed or terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by the vote of a majority of the members of the fund’s board who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The fund may terminate the Administrative Agreement at any time by vote of a majority of independent board members. The investment adviser has the right to terminate the Administrative Agreement upon 60 days’ written notice to the fund. The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

Under the Administrative Agreement, the investment adviser receives an administrative services fee at the annual rate of .01% of the average daily net assets of the fund attributable to Class A shares and .05% of the average daily net assets of the fund attributable to Class C, F, R and 529 shares for administrative services. Administrative services fees are paid monthly and accrued daily.

During the 2014 fiscal year, administrative services fees were:

Administrative services fee
Class A	$1,459,000
Class C	655,000
Class F-1	630,000
Class F-2	613,000
Class 529-A	186,000
Class 529-B	4,000
Class 529-C	69,000
Class 529-E	10,000
Class 529-F-1	13,000
Class R-1	12,000
Class R-2	115,000
Class R-2E	—*
Class R-3	151,000
Class R-4	118,000
Class R-5	86,000
Class R-6	314,000

* Amount less than $1,000.

American High-Income Trust — Page 43

Principal Underwriter and plans of distribution — American Funds Distributors, Inc. (the “Principal Underwriter”) is the principal underwriter of the fund’s shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071; 6455 Irvine Center Drive, Irvine, CA 92618; 3500 Wiseman Boulevard, San Antonio, TX 78251; and 12811 North Meridian Street, Carmel, IN 46032.

The Principal Underwriter receives revenues relating to sales of the fund’s shares, as follows:

· For Class A and 529-A shares, the Principal Underwriter receives commission revenue consisting of the balance of the Class A and 529-A sales charge remaining after the allowances by the Principal Underwriter to investment dealers.

· For Class B and 529-B shares sold prior to April 21, 2009, the Principal Underwriter sold its rights to the .75% distribution-related portion of the 12b-1 fees paid by the fund, as well as any contingent deferred sales charges, to a third party. The Principal Underwriter compensated investment dealers for sales of Class B and 529-B shares out of the proceeds of this sale and kept any amounts remaining after this compensation was paid.

· For Class C and 529-C shares, the Principal Underwriter receives any contingent deferred sales charges that apply during the first year after purchase.

In addition, the fund reimburses the Principal Underwriter for advancing immediate service fees to qualified dealers and advisors upon the sale of Class C and 529-C shares. The fund also reimburses the Principal Underwriter for service fees (and, in the case of Class 529-E shares, commissions) paid on a quarterly basis to intermediaries, such as qualified dealers or financial advisors, in connection with investments in Class F-1, 529-F-1, 529-E, R-1, R-2, R-2E, R-3 and R-4 shares.

American High-Income Trust — Page 44

Commissions, revenue or service fees retained by the Principal Underwriter after allowances or compensation to dealers were:

	Fiscal year	Commissions, revenue or fees retained	Allowance or compensation to dealers
Class A	2014	$5,520,000	$21,235,000
	2013	7,230,000	27,716,000
	2012	7,057,000	27,313,000
Class C	2014	88,000	1,643,000
	2013	562,000	2,085,000
	2012	—	2,394,000
Class 529-A	2014	136,000	510,000
	2013	178,000	666,000
	2012	188,000	716,000
Class 529-C	2014	14,000	131,000
	2013	17,000	157,000
	2012	3,000	169,000

Plans of distribution — The fund has adopted plans of distribution (the “Plans”) pursuant to rule 12b-1 under the 1940 Act. The Plans permit the fund to expend amounts to finance any activity primarily intended to result in the sale of fund shares, provided the fund’s board of trustees has approved the category of expenses for which payment is being made.

Each Plan is specific to a particular share class of the fund. As the fund has not adopted a Plan for Class F-2, R-5E, R-5 or R-6, no 12b-1 fees are paid from Class F-2, R-5E, R-5 or R-6 share assets and the following disclosure is not applicable to these share classes.

Payments under the Plans may be made for service-related and/or distribution-related expenses. Service-related expenses include paying service fees to qualified dealers. Distribution-related expenses include commissions paid to qualified dealers. The amounts actually paid under the Plans for the past fiscal year, expressed as a percentage of the fund’s average daily net assets attributable to the applicable share class, are disclosed in the prospectus under “Fees and expenses of the fund.” Further information regarding the amounts available under each Plan is in the “Plans of Distribution” section of the prospectus.

Following is a brief description of the Plans:

Class A and 529-A — For Class A and 529-A shares, up to .25% of the fund’s average daily net assets attributable to such shares is reimbursed to the Principal Underwriter for paying service-related expenses, and the balance available under the applicable Plan may be paid to the Principal Underwriter for distribution-related expenses. The fund may annually expend up to .30% for Class A shares and up to .50% for Class 529-A shares under the applicable Plan.

Distribution-related expenses for Class A and 529-A shares include dealer commissions and wholesaler compensation paid on sales of shares of $1 million or more purchased without a sales charge. Commissions on these “no load” purchases (which are described in further detail under the “Sales Charges” section of this statement of additional information) in excess of the Class A and 529-A Plan limitations and not reimbursed to the Principal Underwriter during the most recent fiscal quarter are recoverable for 15 months, provided that the reimbursement of such commissions does not cause the fund to exceed the annual expense limit. After 15 months, these commissions are not recoverable.

American High-Income Trust — Page 45

Class B and 529-B — The Plans for Class B and 529-B shares provide for payments to the Principal Underwriter of up to .25% of the fund’s average daily net assets attributable to such shares for paying service-related expenses and .75% for distribution-related expenses, which include the financing of commissions paid to qualified dealers.

Other share classes (Class C, F-1, 529-C, 529-E, 529-F-1, R-1, R-2, R-2E, R-3 and R-4) — The Plans for each of the other share classes that have adopted Plans provide for payments to the Principal Underwriter for paying service-related and distribution-related expenses of up to the following amounts of the fund’s average daily net assets attributable to such shares:

Share class	Service related payments[1]	Distribution related payments[1]	Total allowable under the Plans[2]
Class C	0.25%	0.75%	1.00%
Class F-1	0.25	—	0.50
Class 529-C	0.25	0.75	1.00
Class 529-E	0.25	0.25	0.75
Class 529-F-1	0.25	—	0.50
Class R-1	0.25	0.75	1.00
Class R-2	0.25	0.50	1.00
Class R-2E	0.25	0.35	0.85
Class R-3	0.25	0.25	0.75
Class R-4	0.25	—	0.50

1 Amounts in these columns represent the amounts approved by the board of trustees under the applicable Plan.

2 The fund may annually expend the amounts set forth in this column under the current Plans with the approval of the board of trustees.

American High-Income Trust — Page 46

During the 2014 fiscal year, 12b-1 expenses accrued and paid, and if applicable, unpaid, were:

	12b-1 expenses	12b-1 unpaid liability outstanding
Class A	$34,513,000	$2,664,000
Class B	1,198,000	83,000
Class C	13,084,000	1,084,000
Class F-1	3,144,000	245,000
Class 529-A	821,000	67,000
Class 529-B	81,000	6,000
Class 529-C	1,361,000	145,000
Class 529-E	102,000	12,000
Class 529-F-1	—	—
Class R-1	244,000	20,000
Class R-2	1,710,000	170,000
Class R-2E	—	—
Class R-3	1,506,000	119,000
Class R-4	589,000	51,000

Approval of the Plans — As required by rule 12b-1 and the 1940 Act, the Plans (together with the Principal Underwriting Agreement) have been approved by the full board of trustees and separately by a majority of the independent trustees of the fund who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting Agreement. In addition, the selection and nomination of independent trustees of the fund are committed to the discretion of the independent trustees during the existence of the Plans.

Potential benefits of the Plans to the fund include quality shareholder services, savings to the fund in transfer agency costs, and benefits to the investment process from growth or stability of assets. The Plans may not be amended to materially increase the amount spent for distribution without shareholder approval. Plan expenses are reviewed quarterly by the board of trustees and the Plans must be renewed annually by the board of trustees.

A portion of the fund’s 12b-1 expense is paid to financial advisors to compensate them for providing ongoing services. If you have questions regarding your investment in the fund or need assistance with your account, please contact your financial advisor. If you need a financial advisor, please call American Funds Distributors at (800) 421-4120 for assistance.

Fee to Virginia529 — With respect to Class 529 shares, as compensation for its oversight and administration, Virginia529 receives a quarterly fee accrued daily and calculated at the annual rate of .10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds, .07% on net assets between $30 billion and $50 billion, .06% on net assets between $50 billion and $70 billion and .05% on net assets over $70 billion. The fee for any given calendar quarter is accrued and calculated on the basis of average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter.

American High-Income Trust — Page 47

Other compensation to dealers — As of July 2015, the top dealers (or their affiliates) that American Funds Distributors anticipates will receive additional compensation (as described in the prospectus) include:

AIG Advisor Group

FSC Securities Corporation

Royal Alliance Associates, Inc.

SagePoint Financial, Inc.

Woodbury Financial Services, Inc.

AEGON/Transamerica/Diversified

 Diversified Capital Corporation

 Diversified Resources, LLC

 Diversified Securities, Incorporated

 Merrill Lynch Life Insurance Company Of New York

 Transam Securities, Inc.

 Transamerica Advisors Life Insurance Company

 Transamerica Financial Advisors, Inc.

 Transamerica Financial Life Insurance Company

 Transamerica Investors Securities Corporation

 TransAmerica Life Insurance Co.

 Transamerica Premier Life Insurance Company

 Western Reserve Life Insurance Co.

American Portfolios Financial Services, Inc.

AXA Advisors

AXA Advisors, LLC

Cadaret, Grant & Co., Inc.

Cambridge

Cambridge Investment Research, Inc.

Cetera Financial Group

 Cetera Advisor Networks LLC

Cetera Advisors LLC

Cetera Financial Specialists LLC

Cetera Investment Services LLC

CIMAS, LLC

First Allied Securities Inc

Investors Capital Corp.

J.P. Turner & Company, L.L.C.

Legend Equities Corporation

Summit Brokerage Services, Inc.

Commonwealth

Commonwealth Financial Network

D.A. Davidson & Co.

 Crowell, Weedon & Co.

D.A. Davidson & Co.

Edward Jones Organization

 Edward Jones Health Savings Account

Edward Jones

Hefren-Tillotson

 Hefren-Tillotson, Inc.

American High-Income Trust — Page 48

HTK / Janney Montgomery Group

Hornor, Townsend & Kent, Inc.

Janney Montgomery Scott LLC

J.J.B. Hilliard Lyons

Hilliard Lyons Trust Company LLC

J. J. B. Hilliard, W. L. Lyons, LLC

J.P. Morgan Chase Banc One

 J.P. Morgan Institutional Investments, Inc.

J.P. Morgan Securities LLC

JP Morgan Chase Bank, N.A.

Ladenburg Thalmann Group

 Investacorp, Inc.

KMS Financial Services, Inc.

Ladenburg, Thalmann & Co., Inc.

Triad Advisors, Inc.

Securities America, Inc.

Securities Service Network Inc.

Lincoln Network

 Lincoln Capital Corp (RI)

 Lincoln Financial Advisors Corp

Lincoln Financial Distributors, Inc.

Lincoln Financial Securities Corporation

Lincoln Investment Advisors Corporation

Lincoln Management

Lincoln-Legacy

LPL Group

 LPL Financial LLC

Mass Mutual / MML

 MassMutual Trust Company FSB

 Massmutual Trust Company, FSB (The)

 MML Distributors LLC

 MML Investors Services, LLC

Merrill Lynch Banc of America

 Bank Of America

 Merrill Lynch, Pierce, Fenner & Smith Incorporated

Metlife Enterprises

 MetLife Advisers, LLC

Metlife Securities Inc.

New England Securities

Morgan Stanley Smith Barney

Morgan Stanley Smith Barney LLC

NFP Securities

 NFP Advisor Services LLC

NFP Securities Inc

NMIS

Northwestern Mutual Investment Services, LLC

NPH / Jackson National

Invest Financial Corporation

Investment Centers of America, Inc.

National Planning Corporation

SII Investments, Inc.

Park Avenue Securities LLC

American High-Income Trust — Page 49

PFS

PFS Investments Inc.

Puplava Securities, Inc.

PNC Network

 PNC Bank, National Association

 PNC Investments LLC

Raymond James Group

Morgan Keegan & Company, Inc.

Raymond James & Associates, Inc.

Raymond James Financial Services Inc.

RBC Capital Markets Corporation

Robert W. Baird & Co, Incorporated

Securian / H. Beck / CRI

 CRI Securities, LLC

H. Beck, Inc.

Minnesota Life Insurance Company

Securian Financial Services, Inc.

Stifel, Nicolaus & Company, Incorporated

UBS

UBS Financial Services Inc.

UBS Securities, LLC

Voya Financial

 ING Financial Advisers, LLC

 Voya Financial Advisors Inc

Voya Financial Partners LLC

Voya Retirement Advisors LLC

Wells Fargo Network

First Clearing LLC

Wells Fargo

Wells Fargo Advisors Financial Network, LLC

Wells Fargo Advisors Investment Services Group

Wells Fargo Advisors Latin American Channel

Wells Fargo Advisors Private Client Group

Wells Fargo Bank, N.A.

Wells Fargo Securities, LLC

American High-Income Trust — Page 50

Execution of portfolio transactions

The investment adviser places orders with broker-dealers for the fund’s portfolio transactions. Purchases and sales of equity securities on a securities exchange or an over-the-counter market are effected through broker-dealers who receive commissions for their services. Generally, commissions relating to securities traded on foreign exchanges will be higher than commissions relating to securities traded on U.S. exchanges and may not be subject to negotiation. Equity securities may also be purchased from underwriters at prices that include underwriting fees. Purchases and sales of fixed-income securities are generally made with an issuer or a primary market maker acting as principal with no stated brokerage commission. The price paid to an underwriter for fixed-income securities includes underwriting fees. Prices for fixed-income securities in secondary trades usually include undisclosed compensation to the market maker reflecting the spread between the bid and ask prices for the securities.
In selecting broker-dealers, the investment adviser strives to obtain “best execution” (the most favorable total price reasonably attainable under the circumstances) for the fund’s portfolio transactions, taking into account a variety of factors. These factors include the size and type of transaction, the nature and character of the markets for the security to be purchased or sold, the cost, quality, likely speed and reliability of execution and settlement, the broker-dealer’s or execution venue’s ability to offer liquidity and anonymity and the potential for minimizing market impact. The investment adviser considers these factors, which involve qualitative judgments, when selecting broker-dealers and execution venues for fund portfolio transactions. The investment adviser views best execution as a process that should be evaluated over time as part of an overall relationship with particular broker-dealer firms. The investment adviser and its affiliates negotiate commission rates with broker-dealers based on what they believe is necessary to obtain best execution. They seek, on an ongoing basis, to determine what the reasonable levels of commission rates are in the marketplace in respect of both execution and research — taking various considerations into account, including the extent to which a broker-dealer has put its own capital at risk, historical commission rates, commission rates that other institutional investors are paying, and the provision of brokerage and research products and services. The fund does not consider the investment adviser as having an obligation to obtain the lowest commission rate available for a portfolio transaction to the exclusion of price, service and qualitative considerations. Brokerage commissions are only a small part of total execution costs and other factors, such as market impact and speed of execution, contribute significantly to overall transaction costs.

The investment adviser may execute portfolio transactions with broker-dealers who provide certain brokerage and/or investment research services to it, either directly or through a commission sharing arrangement, but only when in the investment adviser’s judgment the broker-dealer is capable of providing best execution for that transaction. The receipt of these services permits the investment adviser to supplement its own research and analysis and makes available the views of, and information from, individuals and the research staffs of other firms. Such views and information may be provided in the form of written reports, telephone contacts and meetings with securities analysts. These services may include, among other things, reports and other communications with respect to individual companies, industries, countries and regions, economic, political and legal developments, as well as scheduling meetings with corporate executives and seminars and conferences related to relevant subject matters. The investment adviser considers these services to be supplemental to its own internal research efforts and therefore the receipt of investment research from broker-dealers does not tend to reduce the expenses involved in the investment adviser’s research efforts. If broker-dealers were to discontinue providing such services, it is unlikely the investment adviser would attempt to replicate them on its own, in part because they would then no longer provide an independent, supplemental viewpoint. Nonetheless, if it were to attempt to do so, the investment adviser would incur substantial additional costs. Research services that the investment adviser receives from broker-dealers may be used by the investment adviser in servicing the fund and other funds and accounts that it advises; however, not all such services will necessarily benefit the fund.

American High-Income Trust — Page 51

The investment adviser may pay commissions in excess of what other broker-dealers might have charged for certain portfolio transactions in recognition of brokerage and/or investment research services. In this regard, the investment adviser has adopted a brokerage allocation procedure consistent with the requirements of Section 28(e) of the U.S. Securities Exchange Act of 1934. Section 28(e) permits the investment adviser and its affiliates to cause an account to pay a higher commission to a broker-dealer to compensate the broker-dealer or another service provider for certain brokerage and/or investment research services provided to the investment adviser and its affiliates, if the investment adviser and each affiliate makes a good faith determination that such commissions are reasonable in relation to the value of the services provided by such broker-dealer to the investment adviser and its affiliates in terms of that particular transaction or the investment adviser’s overall responsibility to the fund and other accounts that it advises. Certain brokerage and/or investment research services may not necessarily benefit all accounts paying commissions to each such broker-dealer; therefore, the investment adviser and its affiliates assess the reasonableness of commissions in light of the total brokerage and investment research services provided to the investment adviser and its affiliates. Further, investment research services may be used by all investment associates of the investment adviser and its affiliates, regardless of whether they advise accounts with trading activity that generates eligible commissions.

In accordance with their internal brokerage allocation procedure, the investment adviser and its affiliates periodically assess the brokerage and investment research services provided by each broker-dealer and each other service provider from which they receive such services. As part of its ongoing relationships, the investment adviser and its affiliates routinely meet with firms to discuss the level and quality of the brokerage and research services provided, as well as the value and cost of such services. In valuing the brokerage and investment research services the investment adviser and its affiliates receive from broker-dealers and other research providers in connection with its good faith determination of reasonableness, the investment adviser and its affiliates take various factors into consideration, including the quantity, quality and usefulness of the services to the investment adviser and its affiliates. Based on this information and applying their judgment, the investment adviser and its affiliates set an annual research budget.

Research analysts and portfolio managers periodically participate in a research poll to determine the usefulness and value of the research provided by individual broker-dealers and research providers. Based on the results of this research poll, the investment adviser and its affiliates may, through commission sharing arrangements with certain broker-dealers, direct a portion of commissions paid to a broker-dealer to be used to compensate the broker-dealer for proprietary research or to be paid to a third-party research provider for research it has provided.

When executing portfolio transactions in the same equity security for the funds and accounts, or portions of funds and accounts, over which the investment adviser, through its equity investment divisions, has investment discretion, each investment division within the adviser and its affiliates normally aggregates its respective purchases or sales and executes them as part of the same transaction or series of transactions. When executing portfolio transactions in the same fixed-income security for the fund and the other funds or accounts over which it or one of its affiliated companies has investment discretion, the investment adviser normally aggregates such purchases or sales and executes them as part of the same transaction or series of transactions. The objective of aggregating purchases and sales of a security is to allocate executions in an equitable manner among the funds and other accounts that have concurrently authorized a transaction in such security.

The investment adviser currently owns an interest in IEX Group and Luminex Trading and Analytics. The investment adviser may place orders on these or other exchanges or alternative trading systems in which it, or one of its affiliates, has an ownership interest, provided such ownership interest is less than five percent of the total ownership interests in the entity. The investment adviser is subject to the same best execution obligations when trading on any such exchange or alternative trading system.

American High-Income Trust — Page 52

Purchase and sale transactions may be effected directly among and between certain funds or accounts advised by the investment adviser or its affiliates, including the fund. The investment adviser maintains cross-trade policies and procedures and places a cross-trade only when such a trade is in the best interest of all participating clients and is not prohibited by the participating funds’ or accounts’ investment management agreement or applicable law.

The investment adviser may place orders for the fund’s portfolio transactions with broker-dealers who have sold shares of the funds managed by the investment adviser or its affiliated companies; however, it does not consider whether a broker-dealer has sold shares of the funds managed by the investment adviser or its affiliated companies when placing any such orders for the fund’s portfolio transactions.

Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. The cost to the fund of engaging in such contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because such contracts are entered into on a principal basis, their prices usually include undisclosed compensation to the market maker reflecting the spread between the bid and ask prices for the contracts. The fund may incur additional fees in connection with the purchase or sale of certain contracts.

Brokerage commissions paid on portfolio transactions for the fiscal years ended September 30, 2014, 2013 and 2012 amounted to $271,000, $157,000 and $268,000, respectively.

The fund is required to disclose information regarding investments in the securities of its “regular” broker-dealers (or parent companies of its regular broker-dealers) that derive more than 15% of their revenue from broker-dealer, underwriter or investment adviser activities. A regular broker-dealer is (a) one of the 10 broker-dealers that received from the fund the largest amount of brokerage commissions by participating, directly or indirectly, in the fund’s portfolio transactions during the fund’s most recently completed fiscal year; (b) one of the 10 broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions of the fund during the fund’s most recently completed fiscal year; or (c) one of the 10 broker-dealers that sold the largest amount of securities of the fund during the fund’s most recently completed fiscal year.

At the end of the 2014 fiscal year, the fund’s regular broker-dealers included Citigroup Global Markets Inc., Goldman Sachs & Co. and Morgan Stanley & Co. LLC. At the end of the 2014 fiscal year, the fund held equity securities of Citigroup Inc. in the amount of $23,999,000 and Morgan Stanley & Co. LLC in the amount of $20,457,000. The fund held equity and debt securities of Goldman Sachs Group, Inc. in the amount of $19,317,000.

American High-Income Trust — Page 53

Disclosure of portfolio holdings

The fund’s investment adviser, on behalf of the fund, has adopted policies and procedures with respect to the disclosure of information about fund portfolio securities. These policies and procedures have been reviewed by the fund’s board of trustees, and compliance will be periodically assessed by the board in connection with reporting from the fund’s Chief Compliance Officer.

Under these policies and procedures, the fund’s complete list of portfolio holdings available for public disclosure, dated as of the end of each calendar quarter, is permitted to be posted on the American Funds website no earlier than the 10th day after such calendar quarter. In practice, the publicly disclosed portfolio is typically posted on the American Funds website within 30 days after the end of the calendar quarter. The publicly disclosed portfolio may exclude certain securities when deemed to be in the best interest of the fund as permitted by applicable regulations. In addition, the fund’s list of top 10 equity portfolio holdings measured by percentage of net assets, dated as of the end of each calendar month, is permitted to be posted on the American Funds website no earlier than the 10th day after such month. Such portfolio holdings information may be disclosed to any person pursuant to an ongoing arrangement to disclose portfolio holdings information to such person no earlier than one day after the day on which the information is posted on the American Funds website.

The fund’s custodian, outside counsel, auditor, financial printers, proxy voting service providers, pricing information vendors, consultants or agents operating under a contract with the investment adviser or its affiliates, co-litigants (such as in connection with a bankruptcy proceeding related to a fund holding) and certain other third parties described below, each of which requires portfolio holdings information for legitimate business and fund oversight purposes, may receive fund portfolio holdings information earlier. See the “General information” section in this statement of additional information for further information about the fund’s custodian, outside counsel and auditor.

The fund’s portfolio holdings, dated as of the end of each calendar month, are made available to up to 20 key broker-dealer relationships with research departments to help them evaluate the fund for eligibility on approved lists or in model portfolios. These firms include certain of those listed under the “Other compensation to dealers” section of this statement of additional information and certain broker-dealer firms that offer trading platforms for registered investment advisers. Monthly holdings may be provided to these intermediaries no earlier than the 10th day after the end of the calendar month. In practice, monthly holdings are provided within 30 days after the end of the calendar month. Holdings may also be disclosed more frequently to certain statistical and data collection agencies including Morningstar, Lipper, Inc., Value Line, Vickers Stock Research, Bloomberg, Overlap and Thomson Financial Research.

Affiliated persons of the fund, including officers of the fund and employees of the investment adviser and its affiliates, who receive portfolio holdings information are subject to restrictions and limitations on the use and handling of such information pursuant to applicable codes of ethics, including requirements not to trade in securities based on confidential and proprietary investment information, to maintain the confidentiality of such information, and to pre-clear securities trades and report securities transactions activity, as applicable. For more information on these restrictions and limitations, please see the “Code of ethics” section in this statement of additional information and the Code of Ethics. Third-party service providers of the fund and other entities, as described in this statement of additional information, receiving such information are subject to confidentiality obligations. When portfolio holdings information is disclosed other than through the American Funds website to persons not affiliated with the fund, such persons will be bound by agreements (including confidentiality agreements) or fiduciary or other obligations that restrict and limit their use of the information to legitimate business uses only. None of the fund, its investment adviser or any of their affiliates receives compensation or other consideration in connection with the disclosure of information about portfolio securities.

American High-Income Trust — Page 54

Subject to board policies, the authority to disclose a fund’s portfolio holdings, and to establish policies with respect to such disclosure, resides with the appropriate investment-related committees of the fund’s investment adviser. In exercising their authority, the committees determine whether disclosure of information about the fund’s portfolio securities is appropriate and in the best interest of fund shareholders. The investment adviser has implemented policies and procedures to address conflicts of interest that may arise from the disclosure of fund holdings. For example, the investment adviser’s code of ethics specifically requires, among other things, the safeguarding of information about fund holdings and contains prohibitions designed to prevent the personal use of confidential, proprietary investment information in a way that would conflict with fund transactions. In addition, the investment adviser believes that its current policy of not selling portfolio holdings information and not disclosing such information to unaffiliated third parties until such holdings have been made public on the American Funds website (other than to certain fund service providers and other third parties for legitimate business and fund oversight purposes) helps reduce potential conflicts of interest between fund shareholders and the investment adviser and its affiliates.

The fund’s investment adviser and its affiliates provide investment advice to clients other than the fund that have investment objectives that may be substantially similar to those of the fund. These clients also may have portfolios consisting of holdings substantially similar to those of the fund and generally have access to current portfolio holdings information for their accounts. These clients do not owe the fund’s investment adviser or the fund a duty of confidentiality with respect to disclosure of their portfolio holdings.

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Price of shares

Shares are purchased at the offering price or sold at the net asset value price next determined after the purchase or sell order is received by the fund or the Transfer Agent provided that your request contains all information and legal documentation necessary to process the transaction. The Transfer Agent may accept written orders for the sale of fund shares on a future date. These orders are subject to the Transfer Agent’s policies, which generally allow shareholders to provide a written request to sell shares at the net asset value on a specified date no more than five business days after receipt of the order by the Transfer Agent. Any request to sell shares on a future date will be rejected if the request is not in writing, if the requested transaction date is more than five business days after the Transfer Agent receives the request or if the request does not contain all information and legal documentation necessary to process the transaction.

The offering or net asset value price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers or their authorized designees, accepted by the Principal Underwriter, the Transfer Agent, a dealer or any of their designees. In the case of orders sent directly to the fund or the Transfer Agent, an investment dealer should be indicated. The dealer is responsible for promptly transmitting purchase and sell orders to the Principal Underwriter.

Orders received by the investment dealer or authorized designee, the Transfer Agent or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Note that investment dealers or other intermediaries may have their own rules about share transactions and may have earlier cut-off times than those of the fund. For more information about how to purchase through your intermediary, contact your intermediary directly.

Prices that appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day’s closing price, while purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share, which is calculated once daily as of approximately 4 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, each day the New York Stock Exchange is open. If, for example, the New York Stock Exchange closes at 1 p.m. New York time, the fund’s share price would still be determined as of 4 p.m. New York time. In such example, portfolio securities traded on the New York Stock Exchange would be valued at their closing prices unless the investment adviser determines that a fair value adjustment is appropriate due to subsequent events. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year’s Day; Martin Luther King, Jr. Day; Presidents’ Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving; and Christmas Day. Each share class of the fund has a separately calculated net asset value (and share price).

All portfolio securities of funds managed by Capital Research and Management Company (other than American Funds Money Market Fund®) are valued, and the net asset values per share for each share class are determined, as indicated below. The fund follows standard industry practice by typically reflecting changes in its holdings of portfolio securities on the first business day following a portfolio trade.

Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

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Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. The pricing vendors base prices on, among other things, benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, underlying equity of the issuer, interest rate volatilities, spreads and other relationships observed in the markets among comparable securities and proprietary pricing models such as yield measures calculated using factors such as cash flows, prepayment information, default rates, delinquency and loss assumptions, financial or collateral characteristics or performance, credit enhancements, liquidation value calculations, specific deal information and other reference data. The fund’s investment adviser performs certain checks on vendor prices prior to calculation of the fund’s net asset value. When the investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics (e.g., convertible bonds, preferred stocks, units comprised of more than one type of security, etc.), or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser.

Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Assets or liabilities initially expressed in terms of currencies other than U.S. dollars are translated prior to the next determination of the net asset value of the fund’s shares into U.S. dollars at the prevailing market rates.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are valued at fair value as determined in good faith under fair value guidelines adopted by authority of the fund’s board. Subject to board oversight, the fund’s board has delegated the obligation to make fair valuation determinations to a valuation committee established by the fund’s investment adviser. The board receives regular reports describing fair-valued securities and the valuation methods used.

The valuation committee has adopted guidelines and procedures (consistent with SEC rules and guidance) to consider certain relevant principles and factors when making all fair value determinations. As a general principle, securities lacking readily available market quotations, or that have quotations that are considered unreliable by the investment adviser, are valued in good faith by the valuation committee based upon what the fund might reasonably expect to receive upon their current sale. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred. The valuation committee considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security and changes in overall market conditions.

Each class of shares represents interests in the same portfolio of investments and is identical in all respects to each other class, except for differences relating to distribution, service and other charges and expenses, certain voting rights, differences relating to eligible investors, the designation of each class of shares, conversion features and exchange privileges. Expenses attributable to the fund, but not to a particular class of shares, are borne by each class pro rata based on relative aggregate net

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assets of the classes. Expenses directly attributable to a class of shares are borne by that class of shares. Liabilities attributable to particular share classes, such as liabilities for repurchase of fund shares, are deducted from total assets attributable to such share classes.

Net assets so obtained for each share class are then divided by the total number of shares outstanding of that share class, and the result, rounded to the nearest cent, is the net asset value per share for that class.

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Taxes and distributions

Disclaimer: Some of the following information may not apply to certain shareholders, including those holding fund shares in a tax-favored account, such as a retirement plan or education savings account. Shareholders should consult their tax advisors about the application of federal, state and local tax law in light of their particular situation.

Taxation as a regulated investment company — The fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income taxes, the fund intends to distribute substantially all of its net investment income and realized net capital gains on a fiscal year basis, and intends to comply with other tests applicable to regulated investment companies under Subchapter M.

The Code includes savings provisions allowing the fund to cure inadvertent failures of certain qualification tests required under Subchapter M. However, should the fund fail to qualify under Subchapter M, the fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains.

Amounts not distributed by the fund on a timely basis in accordance with a calendar year distribution requirement may be subject to a nondeductible 4% excise tax. Unless an applicable exception applies, to avoid the tax, the fund must distribute during each calendar year an amount equal to the sum of (a) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (b) at least 98.2% of its capital gains in excess of its capital losses for the twelve month period ending on October 31, and (c) all ordinary income and capital gains for previous years that were not distributed during such years.

Dividends paid by the fund from ordinary income or from an excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income dividends. For corporate shareholders, a portion of the fund’s ordinary income dividends may be eligible for the 70% deduction for dividends received by corporations to the extent the fund’s income consists of dividends paid by U.S. corporations. This deduction does not include dividends received from non-U.S. corporations and dividends on stocks the fund has not held for more than 45 days during the 90-day period beginning 45 days before the stock became ex-dividend (90 and 180 days for certain preferred stock). Corporate shareholders can only apply the lower rate to the qualified portion of a fund’s dividends if they have held the shares in the fund on which the dividends were paid for the applicable 45 day or 90 day holding period surrounding the ex-dividend date of the fund’s dividends.

The fund may declare a capital gain distribution consisting of the excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carryforward of the fund. For fund fiscal years beginning on or after December 22, 2010, capital losses may be carried forward indefinitely and retain their character as either short-term or long-term. Under prior law, net capital losses could be carried forward for eight tax years and were treated as short-term capital losses. The fund is required to use capital losses arising in fiscal years beginning on or after December 22, 2010 before using capital losses arising in fiscal years prior to December 22, 2010.

The fund may retain a portion of net capital gain for reinvestment and may elect to treat such capital gain as having been distributed to shareholders of the fund. Shareholders may receive a credit for the tax that the fund paid on such undistributed net capital gain and would increase the basis in their shares of the fund by the difference between the amount of includible gains and the tax deemed paid by the shareholder.

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Distributions of net capital gain that the fund properly designates as a capital gain distribution generally will be taxable as long-term capital gain, regardless of the length of time the shares of the fund have been held by a shareholder. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any capital gain distributions (including any undistributed amounts treated as distributed capital gains, as described above) during such six-month period.

Capital gain distributions by the fund result in a reduction in the net asset value of the fund’s shares. Investors should consider the tax implications of buying shares just prior to a capital gain distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will subsequently receive a partial return of their investment capital upon payment of the distribution, which will be taxable to them.

Redemptions and exchanges of fund shares — Redemptions of shares, including exchanges for shares of other American Funds, may result in federal, state and local tax consequences (gain or loss) to the shareholder.

Any loss realized on a redemption or exchange of shares of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of. Any loss disallowed under this rule will be added to the shareholder’s tax basis in the new shares purchased.

If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced or no sales charge for shares of the fund, or of a different fund acquired before January 31st of the year following the year the shareholder exchanged or otherwise disposed of the original fund shares, the sales charge previously incurred in acquiring the fund’s shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other fund(s).

Tax consequences of investments in non-U.S. securities — Dividend and interest income received by the fund from sources outside the United States may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the United States, however, may reduce or eliminate these foreign taxes. Some foreign countries impose taxes on capital gains with respect to investments by foreign investors.

If more than 50% of the value of the total assets of the fund at the close of the taxable year consists of securities of foreign corporations, the fund may elect to pass through to shareholders the foreign taxes paid by the fund. If such an election is made, shareholders may claim a credit or deduction on their federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the fund to foreign countries. The application of the foreign tax credit depends upon the particular circumstances of each shareholder.

Foreign currency gains and losses, including the portion of gain or loss on the sale of debt securities attributable to fluctuations in foreign exchange rates, are generally taxable as ordinary income or loss. These gains or losses may increase or decrease the amount of dividends payable by the fund to shareholders. A fund may elect to treat gain and loss on certain foreign currency contracts as capital gain and loss instead of ordinary income or loss.

If the fund invests in stock of certain passive foreign investment companies (PFICs), the fund intends to mark-to-market these securities and recognize any gains at the end of its fiscal and excise tax years. Deductions for losses are allowable only to the extent of any previously recognized gains. Both gains

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and losses will be treated as ordinary income or loss, and the fund is required to distribute any resulting income. If the fund is unable to identify an investment as a PFIC security and thus does not make a timely mark-to-market election, the fund may be subject to adverse tax consequences.

Other tax considerations — After the end of each calendar year, individual shareholders holding fund shares in taxable accounts will receive a statement of the federal income tax status of all distributions. Shareholders of the fund also may be subject to state and local taxes on distributions received from the fund.

For fund shares acquired on or after January 1, 2012, the fund is required to report cost basis information for redemptions, including exchanges, to both shareholders and the IRS.

Shareholders may obtain more information about cost basis online at americanfunds.com/costbasis.

Under the backup withholding provisions of the Code, the fund generally will be required to withhold federal income tax on all payments made to a shareholder if the shareholder either does not furnish the fund with the shareholder’s correct taxpayer identification number or fails to certify that the shareholder is not subject to backup withholding. Backup withholding also applies if the IRS notifies the shareholder or the fund that the taxpayer identification number provided by the shareholder is incorrect or that the shareholder has previously failed to properly report interest or dividend income.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons (i.e., U.S. citizens and legal residents and U.S. corporations, partnerships, trusts and estates). Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to U.S. withholding taxes.

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Unless otherwise noted, all references in the following pages to Class A, B, C or F-1 shares also refer to the corresponding Class 529-A, 529-B, 529-C or 529-F-1 shares. Class 529 shareholders should also refer to the applicable program description for information on policies and services specifically relating to these accounts. Shareholders holding shares through an eligible retirement plan should contact their plan’s administrator or recordkeeper for information regarding purchases, sales and exchanges.

Purchase and exchange of shares

Purchases by individuals — As described in the prospectus, you may generally open an account and purchase fund shares by contacting a financial advisor or investment dealer authorized to sell the fund’s shares. You may make investments by any of the following means:

Contacting your financial advisor — Deliver or mail a check to your financial advisor.

By mail — For initial investments, you may mail a check, made payable to the fund, directly to the address indicated on the account application. Please indicate an investment dealer on the account application. You may make additional investments by filling out the “Account Additions” form at the bottom of a recent transaction confirmation and mailing the form, along with a check made payable to the fund, using the envelope provided with your confirmation.

The amount of time it takes for us to receive regular U.S. postal mail may vary and there is no assurance that we will receive such mail on the day you expect. Mailing addresses for regular U.S. postal mail can be found in the prospectus. To send investments or correspondence to us via overnight mail or courier service, use either of the following addresses:

American Funds

12711 North Meridian Street

Carmel, IN 46032-9181

American Funds

5300 Robin Hood Road

Norfolk, VA 23513-2407

By telephone — Using the American FundsLine. Please see the “Shareholder account services and privileges” section of this statement of additional information for more information regarding this service.

By Internet — Using americanfunds.com. Please see the “Shareholder account services and privileges” section of this statement of additional information for more information regarding this service.

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By wire — If you are making a wire transfer, instruct your bank to wire funds to:

Wells Fargo Bank

ABA Routing No. 121000248

Account No. 4600-076178

Your bank should include the following information when wiring funds:

For credit to the account of:

American Funds Service Company

(fund’s name)

For further credit to:

(shareholder’s fund account number)

(shareholder’s name)

You may contact American Funds Service Company at (800) 421-4225 if you have questions about making wire transfers.

Other purchase information — Class 529 shares may be purchased only through CollegeAmerica by investors establishing qualified higher education savings accounts. Class 529-E shares may be purchased only by investors participating in CollegeAmerica through an eligible employer plan. The American Funds state tax-exempt funds are qualified for sale only in certain jurisdictions, and tax-exempt funds in general should not serve as retirement plan investments. In addition, the fund and the Principal Underwriter reserve the right to reject any purchase order.

Class R-5 and R-6 shares may be made available to certain charitable foundations organized and maintained by The Capital Group Companies, Inc. or its affiliates.

Class R-5 and R-6 shares may also be made available to Virginia529 for use in the Virginia Education Savings Trust and the Virginia Prepaid Education Program and other registered investment companies approved by the fund’s investment adviser or distributor. Class R-6 shares are also available to other post employment benefits plans.

Purchase minimums and maximums — All investments are subject to the purchase minimums and maximums described in the prospectus. As noted in the prospectus, purchase minimums may be waived or reduced in certain cases.

In the case of American Funds non-tax-exempt funds, the initial purchase minimum of $25 may be waived for the following account types:

· Payroll deduction retirement plan accounts (such as, but not limited to, 403(b), 401(k), SIMPLE IRA, SARSEP and deferred compensation plan accounts); and

· Employer-sponsored CollegeAmerica accounts.

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The following account types may be established without meeting the initial purchase minimum:

· Retirement accounts that are funded with employer contributions; and

· Accounts that are funded with monies set by court decree.

The following account types may be established without meeting the initial purchase minimum, but shareholders wishing to invest in two or more funds must meet the normal initial purchase minimum of each fund:

· Accounts that are funded with (a) transfers of assets, (b) rollovers from retirement plans, (c) rollovers from 529 college savings plans or (d) required minimum distribution automatic exchanges; and

· American Funds Money Market Fund accounts registered in the name of clients of Capital Guardian Trust Company’s Capital Group Private Client Services division.

Certain accounts held on the fund’s books, known as omnibus accounts, contain multiple underlying accounts that are invested in shares of the fund. These underlying accounts are maintained by entities such as financial intermediaries and are subject to the applicable initial purchase minimums as described in the prospectus and this statement of additional information. However, in the case where the entity maintaining these accounts aggregates the accounts’ purchase orders for fund shares, such accounts are not required to meet the fund’s minimum amount for subsequent purchases.

Exchanges — You may only exchange shares into other American Funds within the same share class. However, exchanges from Class A shares of American Funds Money Market Fund may be made to Class C shares of other American Funds for dollar cost averaging purposes. Exchanges are not permitted from Class A shares of American Funds Money Market Fund to Class C shares of American Funds Short-Term Tax-Exempt Bond Fund, Intermediate Bond Fund of America, Limited Term Tax-Exempt Bond Fund of America, Short-Term Bond Fund of America or American Funds Inflation Linked Bond Fund. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from American Funds Money Market Fund are subject to applicable sales charges, unless the American Funds Money Market Fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions. Exchanges of Class F shares generally may only be made through fee-based programs of investment firms that have special agreements with the fund’s distributor and certain registered investment advisors.

You may exchange shares of other classes by contacting the Transfer Agent, by contacting your investment dealer or financial advisor, by using American FundsLine or americanfunds.com, or by telephoning (800) 421-4225 toll-free, or faxing (see “American Funds Service Company service areas” in the prospectus for the appropriate fax numbers) the Transfer Agent. For more information, see “Shareholder account services and privileges” in this statement of additional information. These transactions have the same tax consequences as ordinary sales and purchases.

Shares held in employer-sponsored retirement plans may be exchanged into other American Funds by contacting your plan administrator or recordkeeper. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received (see “Price of shares” in this statement of additional information).

Conversion — Currently, Class C shares of the fund automatically convert to Class F-1 shares in the month of the 10-year anniversary of the purchase date. The board of trustees of the fund reserves the right at any time, without shareholder approval, to amend the conversion feature of the Class C shares, including without limitation, providing for conversion into a different share class or for no conversion.

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In making its decision, the board of trustees will consider, among other things, the effect of any such amendment on shareholders.

Frequent trading of fund shares — As noted in the prospectus, certain redemptions may trigger a purchase block lasting 30 calendar days under the fund’s “purchase blocking policy.” Under this policy, systematic redemptions will not trigger a purchase block and systematic purchases will not be prevented if the entity maintaining the shareholder account is able to identify the transaction as a systematic redemption or purchase. For purposes of this policy, systematic redemptions include, for example, regular periodic automatic redemptions and statement of intention escrow share redemptions. Systematic purchases include, for example, regular periodic automatic purchases and automatic reinvestments of dividends and capital gain distributions. Generally, purchases and redemptions will not be considered “systematic” unless the transaction is prescheduled for a specific date.

Other potentially abusive activity — In addition to implementing purchase blocks, American Funds Service Company will monitor for other types of activity that could potentially be harmful to the American Funds — for example, short-term trading activity in multiple funds. When identified, American Funds Service Company will request that the shareholder discontinue the activity. If the activity continues, American Funds Service Company will freeze the shareholder account to prevent all activity other than redemptions of fund shares.

Moving between share classes

If you wish to “move” your investment between share classes (within the same fund or between different funds), we generally will process your request as an exchange of the shares you currently hold for shares in the new class or fund. Below is more information about how sales charges are handled for various scenarios.

Exchanging Class B shares for Class A shares — If you exchange Class B shares for Class A shares during the contingent deferred sales charge period you are responsible for paying any applicable deferred sales charges attributable to those Class B shares, but you will not be required to pay a Class A sales charge. If, however, you exchange your Class B shares for Class A shares after the contingent deferred sales charge period, you are responsible for paying any applicable Class A sales charges.

Exchanging Class C shares for Class A shares — If you exchange Class C shares for Class A shares, you are still responsible for paying any Class C contingent deferred sales charges and applicable Class A sales charges.

Exchanging Class C shares for Class F shares — If you are part of a qualified fee-based program and you wish to exchange your Class C shares for Class F shares to be held in the program, you are still responsible for paying any applicable Class C contingent deferred sales charges.

Exchanging Class F shares for Class A shares — You can exchange Class F shares held in a qualified fee-based program for Class A shares without paying an initial Class A sales charge if you are leaving or have left the fee-based program. You can exchange Class F shares received in a conversion from Class C shares for Class A shares at any time without paying an initial Class A sales charge if you notify American Funds Service Company of the conversion when you make your request. If you have already redeemed your Class F shares, the foregoing requirements apply and you must purchase Class A shares within 90 days after redeeming your Class F shares to receive the Class A shares without paying an initial Class A sales charge.

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Exchanging Class A shares for Class F shares — If you are part of a qualified fee-based program and you wish to exchange your Class A shares for Class F shares to be held in the program, any Class A sales charges (including contingent deferred sales charges) that you paid or are payable will not be credited back to your account.

Exchanging Class A shares for Class R shares — Provided it is eligible to invest in Class R shares, a retirement plan currently invested in Class A shares may exchange its shares for Class R shares. Any Class A sales charges that the retirement plan previously paid will not be credited back to the plan’s account.

Exchanging Class F-1 shares for Class F-2 shares — If you are part of a qualified fee-based program that offers Class F-2 shares, you may exchange your Class F-1 shares for Class F-2 shares to be held in the program.

Moving between other share classes — If you desire to move your investment between share classes and the particular scenario is not described in this statement of additional information, please contact American Funds Service Company at (800) 421-4225 for more information.

Non-reportable transactions — Automatic conversions described in the prospectus will be non-reportable for tax purposes. In addition, an exchange of shares from one share class of a fund to another share class of the same fund will be treated as a non-reportable exchange for tax purposes, provided that the exchange request is received in writing by American Funds Service Company and processed as a single transaction. However, a movement between a 529 share class and a non-529 share class of the same fund will be reportable.

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Sales charges

Class A purchases

Purchases by certain 403(b) plans

A 403(b) plan may not invest in Class A or C shares unless such plan was invested in Class A or C shares before January 1, 2009.

Participant accounts of a 403(b) plan that were treated as an individual-type plan for sales charge purposes before January 1, 2009, may continue to be treated as accounts of an individual-type plan for sales charge purposes. Participant accounts of a 403(b) plan that were treated as an employer-sponsored plan for sales charge purposes before January 1, 2009, may continue to be treated as accounts of an employer-sponsored plan for sales charge purposes. Participant accounts of a 403(b) plan that is established on or after January 1, 2009, are treated as accounts of an employer-sponsored plan for sales charge purposes.

Purchases by SEP plans and SIMPLE IRA plans

Participant accounts in a Simplified Employee Pension (SEP) plan or a Savings Incentive Match Plan for Employees of Small Employers IRA (SIMPLE IRA) will be aggregated at the plan level for Class A sales charge purposes if an employer adopts a prototype plan produced by American Funds Distributors, Inc. or (a) the employer or plan sponsor submits all contributions for all participating employees in a single contribution transmittal or the contributions are identified as related to the same plan; (b) each transmittal is accompanied by checks or wire transfers and generally must be submitted through the transfer agent’s automated contribution system if held on the fund’s books; and (c) if the fund is expected to carry separate accounts in the name of each plan participant and (i) the employer or plan sponsor notifies the funds’ transfer agent or the intermediary holding the account that the separate accounts of all plan participants should be linked and (ii) all new participant accounts are established by submitting the appropriate documentation on behalf of each new participant. Participant accounts in a SEP or SIMPLE plan that are eligible to aggregate their assets at the plan level may not also aggregate the assets with their individual accounts. The ability to link SEP and SIMPLE IRA accounts at the plan level may not be available to you depending on the policies and system capabilities of your financial intermediary.

Other purchases

Pursuant to a determination of eligibility by a vice president or more senior officer of the Capital Research and Management Company Fund Administration Unit, or by his or her designee, Class A shares of the American Funds stock, stock/bond and bond funds may be sold at net asset value to:

(1)	current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the funds managed by Capital Research and Management Company, current or retired employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons;
(2)	currently registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees (collectively, “Eligible Persons”) (and their (a) spouses or equivalents if recognized under local law, (b) parents and

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children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law, and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of dealers who have sales agreements with the Principal Underwriter (or who clear transactions through such dealers), plans for the dealers, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children (these policies are subject to the dealer’s policies and system capabilities);
(3)	currently registered investment advisors (“RIAs”) and assistants directly employed by such RIAs, retired RIAs with respect to accounts established while active, or full-time employees (collectively, “Eligible RIAs”) (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law and (c) parents-in-law, if the Eligible RIAs or the spouses, children or parents of the Eligible RIAs are listed in the account registration with the parents-in-law) of RIA firms that are authorized to sell shares of the funds, plans for the RIA firms, and plans that include as participants only the Eligible RIAs, their spouses, parents and/or children (these policies are subject to the RIA’s policies and system capabilities);
(4)	companies exchanging securities with the fund through a merger, acquisition or exchange offer;
(5)	insurance company separate accounts;
(6)	accounts managed by subsidiaries of The Capital Group Companies, Inc.;
(7)	The Capital Group Companies, Inc. and its affiliated companies;
(8)	an individual or entity with a substantial business relationship with The Capital Group Companies, Inc. or its affiliates, or an individual or entity related or relating to such individual or entity;
(9)	wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of The Capital Group Companies, Inc.; and
(10)	full-time employees of banks that have sales agreements with the Principal Underwriter, who are solely dedicated to directly supporting the sale of mutual funds.

Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account. These privileges may not be available if your account is held with an investment dealer or through an employer-sponsored retirement plan.

Transfers to CollegeAmerica — A transfer from the Virginia Prepaid Education ProgramSM or the Virginia Education Savings TrustSM to a CollegeAmerica account will be made with no sales charge. No commission will be paid to the dealer on such a transfer. Investment dealers will be compensated solely with an annual service fee that begins to accrue immediately.

Moving between accounts — Investments in certain account types may be moved to other account types without incurring additional Class A sales charges. These transactions include, for example:

American High-Income Trust — Page 68

· redemption proceeds from a non-retirement account (for example, a joint tenant account) used to purchase fund shares in an IRA or other individual-type retirement account;

· required minimum distributions from an IRA or other individual-type retirement account used to purchase fund shares in a non-retirement account; and

· death distributions paid to a beneficiary’s account that are used by the beneficiary to purchase fund shares in a different account.

Loan repayments — Repayments on loans taken from a retirement plan are not subject to sales charges if American Funds Service Company is notified of the repayment.

Dealer commissions and compensation — Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to initial sales charges. These purchases consist of a) purchases of $1 million or more, and b) purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees. Commissions on such investments (other than IRA rollover assets that roll over at no sales charge under the fund’s IRA rollover policy as described in the prospectus) are paid to dealers at the following rates: 1.00% on amounts of less than $10 million, .50% on amounts of at least $10 million but less than $25 million and .25% on amounts of at least $25 million. Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines. For example, if a shareholder has accumulated investments in excess of $10 million (but less than $25 million) and subsequently redeems all or a portion of the account(s), purchases following the redemption will generate a dealer commission of .50%.

A dealer concession of up to 1% may be paid by the fund under its Class A plan of distribution to reimburse the Principal Underwriter in connection with dealer and wholesaler compensation paid by it with respect to investments made with no initial sales charge.

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Sales charge reductions and waivers

Reducing your Class A sales charge — As described in the prospectus, there are various ways to reduce your sales charge when purchasing Class A shares. Additional information about Class A sales charge reductions is provided below.

Statement of intention — By establishing a statement of intention (the "Statement"), you enter into a nonbinding commitment to purchase shares of the American Funds (excluding American Funds Money Market Fund) over a 13-month period and receive the same sales charge (expressed as a percentage of your purchases) as if all shares had been purchased at once, unless the Statement is upgraded as described below.

The Statement period starts on the date on which your first purchase made toward satisfying the Statement is processed. Your accumulated holdings (as described in the paragraph below titled “Rights of accumulation”) eligible to be aggregated as of the day immediately before the start of the Statement period may be credited toward satisfying the Statement.

You may revise the commitment you have made in your Statement upward at any time during the Statement period. If your prior commitment has not been met by the time of the revision, the Statement period during which purchases must be made will remain unchanged. Purchases made from the date of the revision will receive the reduced sales charge, if any, resulting from the revised Statement. If your prior commitment has been met by the time of the revision, your original Statement will be considered met and a new Statement will be established.

The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions to dealers will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder’s death.

When a shareholder elects to use a Statement, shares equal to 5% of the dollar amount specified in the Statement may be held in escrow in the shareholder’s account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder’s account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified Statement period the investments made during the statement period will be adjusted to reflect the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder’s account at the time a purchase was made during the Statement period will receive a corresponding commission adjustment if appropriate.

In addition, if you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to apply purchases under such contracts and policies to a Statement.

Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms and those in the prospectus with their first purchase.

Aggregation — Qualifying investments for aggregation include those made by you and your “immediate family” as defined in the prospectus, if all parties are purchasing shares for their own accounts and/or:

American High-Income Trust — Page 70

· individual-type employee benefit plans, such as an IRA, single-participant Keogh-type plan, or a participant account of a 403(b) plan that is treated as an individual-type plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Sales charges” in this statement of additional information);

· SEP plans and SIMPLE IRA plans established after November 15, 2004, by an employer adopting any plan document other than a prototype plan produced by American Funds Distributors, Inc.;

· business accounts solely controlled by you or your immediate family (for example, you own the entire business);

· trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor’s death the trust account may be aggregated with such beneficiary’s own accounts; for trusts with multiple primary beneficiaries, upon the trustor’s death the trustees of the trust may instruct American Funds Service Company to establish separate trust accounts for each primary beneficiary; each primary beneficiary’s separate trust account may then be aggregated with such beneficiary’s own accounts);

· endowments or foundations established and controlled by you or your immediate family; or

· 529 accounts, which will be aggregated at the account owner level (Class 529-E accounts may only be aggregated with an eligible employer plan).

Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

· for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

· made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;

· for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

· for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations;

· for participant accounts of a 403(b) plan that is treated as an employer-sponsored plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Sales charges” in this statement of additional information), or made for participant accounts of two or more such plans, in each case of a single employer or affiliated employers as defined in the 1940 Act; or

· for a SEP or SIMPLE IRA plan established after November 15, 2004, by an employer adopting a prototype plan produced by American Funds Distributors, Inc.

Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

American High-Income Trust — Page 71

Joint accounts may be aggregated with other accounts belonging to the primary owner and/or his or her immediate family. The primary owner of a joint account is the individual responsible for taxes on the account.

Concurrent purchases — As described in the prospectus, you may reduce your Class A sales charge by combining purchases of all classes of shares in the American Funds, as well as applicable holdings in the American Funds Target Date Retirement Series, American Funds Portfolio Series, American Funds Retirement Income Portfolio Series and American Funds College Target Date Series. Shares of American Funds Money Market Fund purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of American Funds Money Market Fund are excluded. If you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to combine purchases made under such contracts and policies to reduce your Class A sales charge.

Rights of accumulation — Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in all share classes of the American Funds, as well as applicable holdings in the American Funds Target Date Retirement Series, American Funds Portfolio Series, American Funds Retirement Income Portfolio Series and American Funds College Target Date Series, to determine your sales charge on investments in accounts eligible to be aggregated. Direct purchases of American Funds Money Market Fund are excluded. Subject to your investment dealer’s or recordkeeper’s capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (the “market value”) as of the day prior to your American Funds investment or (b) the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals (the “cost value”). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for calculation at cost value. For example, accounts held in nominee or street name may not be eligible for calculation at cost value and instead may be calculated at market value for purposes of rights of accumulation.

The value of all of your holdings in accounts established in calendar year 2005 or earlier will be assigned an initial cost value equal to the market value of those holdings as of the last business day of 2005. Thereafter, the cost value of such accounts will increase or decrease according to actual investments or withdrawals. You must contact your financial advisor or American Funds Service Company if you have additional information that is relevant to the calculation of the value of your holdings.

When determining your American Funds Class A sales charge, if your investment is not in an employer-sponsored retirement plan, you may also continue to take into account the market value (as of the day prior to your American Funds investment) of your individual holdings in various American Legacy variable annuity contracts and variable life insurance policies that were established on or before March 31, 2007. An employer-sponsored retirement plan may also continue to take into account the market value of its investments in American Legacy Retirement Investment Plans that were established on or before March 31, 2007.

You may not purchase Class C or 529-C shares if such combined holdings cause you to be eligible to purchase Class A or 529-A shares at the $1 million or more sales charge discount rate (i.e. at net asset value).

American High-Income Trust — Page 72

If you make a gift of American Funds Class A shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your American Funds and applicable American Legacy accounts.

CDSC waivers for Class A, B and C shares — As noted in the prospectus, a contingent deferred sales charge (“CDSC”) may be waived for redemptions due to death or post-purchase disability of a shareholder (this generally excludes accounts registered in the names of trusts and other entities). In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Transfer Agent of the other joint tenant’s death and removes the decedent’s name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the Transfer Agent is notified of the death of a joint tenant will be subject to a CDSC.

In addition, a CDSC may be waived for the following types of transactions, if together they do not exceed 12% of the value of an “account” (defined below) annually (the “12% limit”):

· Required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70½ (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver).

· Redemptions through an automatic withdrawal plan (“AWP”) (see “Automatic withdrawals” under “Shareholder account services and privileges” in this statement of additional information). For each AWP payment, assets that are not subject to a CDSC, such as shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular AWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through an AWP will also count toward the 12% limit. In the case of an AWP, the 12% limit is calculated at the time an automatic redemption is first made, and is recalculated at the time each additional automatic redemption is made. Shareholders who establish an AWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

For purposes of this paragraph, “account” means your investment in the applicable class of shares of the particular fund from which you are making the redemption.

CDSC waivers are allowed only in the cases listed here and in the prospectus. For example, CDSC waivers will not be allowed on redemptions of Class 529-B and 529-C shares due to termination of CollegeAmerica; a determination by the Internal Revenue Service that CollegeAmerica does not qualify as a qualified tuition program under the Code; proposal or enactment of law that eliminates or limits the tax-favored status of CollegeAmerica; or elimination of the fund by Virginia529 as an option for additional investment within CollegeAmerica.

American High-Income Trust — Page 73

Selling shares

The methods for selling (redeeming) shares are described more fully in the prospectus. If you wish to sell your shares by contacting American Funds Service Company directly, any such request must be signed by the registered shareholders. To contact American Funds Service Company via overnight mail or courier service, see “Purchase and exchange of shares.”

A signature guarantee may be required for certain redemptions. In such an event, your signature may be guaranteed by a domestic stock exchange or the Financial Industry Regulatory Authority, bank, savings association or credit union that is an eligible guarantor institution. The Transfer Agent reserves the right to require a signature guarantee on any redemptions.

Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts. You must include with your written request any shares you wish to sell that are in certificate form.

If you sell Class A, B or C shares and request a specific dollar amount to be sold, we will sell sufficient shares so that the sale proceeds, after deducting any applicable CDSC, equals the dollar amount requested.

If you hold multiple American Funds and a CDSC applies to the shares you are redeeming, the CDSC will be calculated based on the applicable class of shares of the particular fund from which you are making the redemption.

Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier’s checks) for shares purchased have cleared (which may take up to 10 business days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.

You may request that redemption proceeds of $1,000 or more from American Funds Money Market Fund be wired to your bank by writing American Funds Service Company. A signature guarantee is required on all requests to wire funds.

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Shareholder account services and privileges

The following services and privileges are generally available to all shareholders. However, certain services and privileges described in the prospectus and this statement of additional information may not be available for Class 529 shareholders or if your account is held with an investment dealer or through an employer-sponsored retirement plan.

Automatic investment plan — An automatic investment plan enables you to make monthly or quarterly investments in the American Funds through automatic debits from your bank account. To set up a plan, you must fill out an account application and specify the amount that you would like to invest and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank’s capabilities. The Transfer Agent will then invest your money into the fund you specified on or around the date you specified. If the date you specified falls on a weekend or holiday, your money will be invested on the following business day. However, if the following business day falls in the next month, your money will be invested on the business day immediately preceding the weekend or holiday. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by contacting the Transfer Agent.

Automatic reinvestment — Dividends and capital gain distributions are reinvested in additional shares of the same class and fund at net asset value unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer. Dividends and capital gain distributions paid to retirement plan shareholders or shareholders of the 529 share classes will be automatically reinvested.

If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds Service Company with regard to uncashed distribution checks, your distribution option may be automatically converted to having all dividends and other distributions reinvested in additional shares.

Cross-reinvestment of dividends and distributions — For all share classes, except the 529 classes of shares, you may cross-reinvest dividends and capital gains (distributions) into other American Funds in the same share class at net asset value, subject to the following conditions:

(1) the aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund’s minimum initial investment requirement);

(2) if the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested; and

(3) if you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

Automatic exchanges — For all share classes, you may automatically exchange shares of the same class in amounts of $50 or more among any of the American Funds on any day (or preceding business day if the day falls on a nonbusiness day) of each month you designate.

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Automatic withdrawals — Depending on the type of account, for all share classes except R shares, you may automatically withdraw shares from any of the American Funds. You can make automatic withdrawals of $50 or more. You can designate the day of each period for withdrawals and request that checks be sent to you or someone else. Withdrawals may also be electronically deposited to your bank account. The Transfer Agent will withdraw your money from the fund you specify on or around the date you specify. If the date you specified falls on a weekend or holiday, the redemption will take place on the previous business day. However, if the previous business day falls in the preceding month, the redemption will take place on the following business day after the weekend or holiday. You should consult with your advisor or intermediary to determine if your account is eligible for automatic withdrawals.

Withdrawal payments are not to be considered as dividends, yield or income. Generally, automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder’s account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

Redemption proceeds from an automatic withdrawal plan are not eligible for reinvestment without a sales charge.

Account statements — Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from the Transfer Agent. Dividend and capital gain reinvestments, purchases through automatic investment plans and certain retirement plans, as well as automatic exchanges and withdrawals, will be confirmed at least quarterly.

American FundsLine and americanfunds.com — You may check your share balance, the price of your shares or your most recent account transaction; redeem shares (up to $125,000 per American Funds shareholder each day) from nonretirement plan accounts; or exchange shares around the clock with American FundsLine or using americanfunds.com. To use American FundsLine, call (800) 325-3590 from a TouchTone™ telephone. Redemptions and exchanges through American FundsLine and americanfunds.com are subject to the conditions noted above and in “Telephone and Internet purchases, redemptions and exchanges” below. You will need your fund number (see the list of the American Funds under the “General information — fund numbers” section in this statement of additional information), personal identification number (generally the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

Generally, all shareholders are automatically eligible to use these services. However, if you are not currently authorized to do so, you may complete an American FundsLink Authorization Form. Once you establish this privilege, you, your financial advisor or any person with your account information may use these services.

Telephone and Internet purchases, redemptions and exchanges — By using the telephone (including American FundsLine) or the Internet (including americanfunds.com), or fax purchase, redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) that may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these services. However, you may elect to opt out of these services by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, it and/or the fund may be liable for

American High-Income Trust — Page 76

losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions or a natural disaster, redemption and exchange requests may be made in writing only.

Checkwriting — You may establish check writing privileges for Class A shares (but not Class 529-A shares) of American Funds Money Market Fund upon meeting the fund’s initial purchase minimum of $1,000. This can be done by using an account application. If you request check writing privileges, you will be provided with checks that you may use to draw against your account. These checks may be made payable to anyone you designate and must be signed by the authorized number of registered shareholders exactly as indicated on your account application.

Redemption of shares — The fund’s declaration of trust permits the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund’s current registration statement under the 1940 Act, and subject to such further terms and conditions as the board of trustees of the fund may from time to time adopt.

While payment of redemptions normally will be in cash, the fund’s declaration of trust permits payment of the redemption price wholly or partly with portfolio securities or other fund assets under conditions and circumstances determined by the fund’s board of trustees. For example, redemptions could be made in this manner if the board determined that making payments wholly in cash over a particular period would be unfair and/or harmful to other fund shareholders.

Share certificates — Shares are credited to your account. The fund does not issue share certificates.

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General information

Custodian of assets — Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund’s portfolio, are held by JP Morgan Chase Bank N.A., 270 Park Avenue, New York, NY 10017-2070, as custodian. If the fund holds securities of issuers outside the U.S., the custodian may hold these securities pursuant to subcustodial arrangements in banks outside the U.S. or branches of U.S. banks outside the U.S.

Transfer agent services — American Funds Service Company, a wholly owned subsidiary of the investment adviser, maintains the records of shareholder accounts, processes purchases and redemptions of the fund’s shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. The principal office of American Funds Service Company is located at 6455 Irvine Center Drive, Irvine, CA 92618. Transfer agent fees are paid according to a fee schedule, based principally on the number of accounts serviced, contained in a Shareholder Services Agreement between the fund and American Funds Service Company.

In the case of certain shareholder accounts, third parties who may be unaffiliated with the investment adviser provide transfer agency and shareholder services in place of American Funds Service Company. These services are rendered under agreements with American Funds Service Company or its affiliates and the third parties receive compensation according to such agreements. Compensation for transfer agency and shareholder services, whether paid to American Funds Service Company or such third parties, is ultimately paid from fund assets and is reflected in the expenses of the fund as disclosed in the prospectus.

During the 2014 fiscal year, transfer agent fees, gross of any payments made by American Funds Service Company to third parties, were:

Transfer agent fee
Class A	$17,721,000
Class B	150,000
Class C	1,598,000
Class F-1	1,540,000
Class F-2	1,260,000
Class 529-A	376,000
Class 529-B	11,000
Class 529-C	151,000
Class 529-E	10,000
Class 529-F-1	26,000
Class R-1	30,000
Class R-2	961,000
Class R-2E	—*
Class R-3	517,000
Class R-4	248,000
Class R-5	90,000
Class R-6	10,000

* Amount less than $1,000.

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Independent registered public accounting firm — Deloitte & Touche LLP, 695 Town Center Drive, Costa Mesa, CA 92626, serves as the fund’s independent registered public accounting firm, providing audit services, preparation of tax returns and review of certain documents to be filed with the SEC. The financial statements included in this statement of additional information from the annual report have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The selection of the fund’s independent registered public accounting firm is reviewed and determined annually by the board of trustees.

Independent legal counsel — Morgan, Lewis & Bockius LLP, 355 South Grand Avenue, Suite 4400, Los Angeles, CA 90071, serves as independent legal counsel (“counsel”) for the fund and for independent trustees in their capacities as such. A determination with respect to the independence of the fund’s counsel will be made at least annually by the independent trustees of the fund, as prescribed by applicable 1940 Act rules.

Prospectuses, reports to shareholders and proxy statements — The fund’s fiscal year ends on September 30. Shareholders are provided updated summary prospectuses annually and at least semi-annually with reports showing the fund’s investment portfolio or summary investment portfolio, financial statements and other information. Shareholders may request a copy of the fund’s current prospectus at no cost by calling (800) 421-4225 or by sending an email request to prospectus@americanfunds.com. Shareholders may also access the fund’s current summary prospectus, prospectus, statement of additional information and shareholder reports at americanfunds.com/prospectus. The fund’s annual financial statements are audited by the fund’s independent registered public accounting firm, Deloitte & Touche LLP. In addition, shareholders may also receive proxy statements for the fund. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of summary prospectuses, shareholder reports and proxy statements. To receive additional copies of a summary prospectus, report or proxy statement, shareholders should contact the Transfer Agent.

Shareholders may also elect to receive updated summary prospectuses, annual reports and semi-annual reports electronically by signing up for electronic delivery on our website, americanfunds.com. Upon electing the electronic delivery of updated summary prospectuses and other reports, a shareholder will no longer automatically receive such documents in paper form by mail. A shareholder who elects electronic delivery is able to cancel this service at any time and return to receiving updated summary prospectuses and other reports in paper form by mail.

Summary prospectuses, prospectuses, annual reports and semi-annual reports that are mailed to shareholders by the American Funds organization are printed with ink containing soy and/or vegetable oil on paper containing recycled fibers.

Codes of ethics — The fund and Capital Research and Management Company and its affiliated companies, including the fund’s Principal Underwriter, have adopted codes of ethics that allow for personal investments, including securities in which the fund may invest from time to time. These codes include a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; preclearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; disclosure of personal securities transactions; and policies regarding political contributions.

American High-Income Trust — Page 79

Determination of net asset value, redemption price and maximum offering price per share for Class A shares — March 31, 2015

Net asset value and redemption price per share (Net assets divided by shares outstanding)	$10.86
Maximum offering price per share (100/96.25 of net asset value per share, which takes into account the fund’s current maximum sales charge)	$11.29

Other information — The fund reserves the right to modify the privileges described in this statement of additional information at any time.

The fund’s financial statements, including the investment portfolio and the report of the fund’s independent registered public accounting firm contained in the annual report, are included in this statement of additional information.

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Fund numbers — Here are the fund numbers for use with our automated telephone line, American FundsLine®, or when making share transactions:

	Fund numbers
Fund	Class A	Class B	Class C	Class F-1	Class F-2
Stock and stock/fixed income funds
AMCAP Fund®	002	202	302	402	602
American Balanced Fund®	011	211	311	411	611
American Funds Developing World Growth and Income FundSM	30100	32100	33100	34100	36100
American Funds Global Balanced FundSM	037	237	337	437	637
American Mutual Fund®	003	203	303	403	603
Capital Income Builder®	012	212	312	412	612
Capital World Growth and Income Fund®	033	233	333	433	633
EuroPacific Growth Fund®	016	216	316	416	616
Fundamental Investors®	010	210	310	410	610
The Growth Fund of America®	005	205	305	405	605
The Income Fund of America®	006	206	306	406	606
International Growth and Income FundSM	034	234	334	434	634
The Investment Company of America®	004	204	304	404	604
The New Economy Fund®	014	214	314	414	614
New Perspective Fund®	007	207	307	407	607
New World Fund®	036	236	336	436	636
SMALLCAP World Fund®	035	235	335	435	635
Washington Mutual Investors FundSM	001	201	301	401	601
Fixed income funds
American Funds Inflation Linked Bond Fund®	060	260	360	460	660
American Funds Mortgage Fund®	042	242	342	442	642
American Funds Short-Term Tax-Exempt Bond Fund®	039	N/A	N/A	439	639
American Funds Tax-Exempt Fund of New York®	041	241	341	441	641
American High-Income Municipal Bond Fund®	040	240	340	440	640
American High-Income Trust®	021	221	321	421	621
The Bond Fund of America®	008	208	308	408	608
Capital World Bond Fund®	031	231	331	431	631
Intermediate Bond Fund of America®	023	223	323	423	623
Limited Term Tax-Exempt Bond Fund of America®	043	243	343	443	643
Short-Term Bond Fund of America®	048	248	348	448	648
The Tax-Exempt Bond Fund of America®	019	219	319	419	619
The Tax-Exempt Fund of California®	020	220	320	420	620
The Tax-Exempt Fund of Maryland®*	024	224	324	424	624
The Tax-Exempt Fund of Virginia®*	025	225	325	425	625
U.S. Government Securities Fund®	022	222	322	422	622
Money market fund
American Funds Money Market Fund®	059	259	359	459	659

___________

*Qualified for sale only in certain jurisdictions.

American High-Income Trust — Page 81

	Fund numbers
Fund	Class 529-A	Class 529-B	Class 529-C	Class 529-E	Class 529-F-1
Stock and stock/fixed income funds
AMCAP Fund	1002	1202	1302	1502	1402
American Balanced Fund	1011	1211	1311	1511	1411
American Funds Developing World Growth and Income Fund	10100	12100	13100	15100	14100
American Funds Global Balanced Fund	1037	1237	1337	1537	1437
American Mutual Fund	1003	1203	1303	1503	1403
Capital Income Builder	1012	1212	1312	1512	1412
Capital World Growth and Income Fund	1033	1233	1333	1533	1433
EuroPacific Growth Fund	1016	1216	1316	1516	1416
Fundamental Investors	1010	1210	1310	1510	1410
The Growth Fund of America	1005	1205	1305	1505	1405
The Income Fund of America	1006	1206	1306	1506	1406
International Growth and Income Fund	1034	1234	1334	1534	1434
The Investment Company of America	1004	1204	1304	1504	1404
The New Economy Fund	1014	1214	1314	1514	1414
New Perspective Fund	1007	1207	1307	1507	1407
New World Fund	1036	1236	1336	1536	1436
SMALLCAP World Fund	1035	1235	1335	1535	1435
Washington Mutual Investors Fund	1001	1201	1301	1501	1401
Fixed income funds
American Funds Inflation Linked Bond Fund	1060	1260	1360	1560	1460
American Funds Mortgage Fund	1042	1242	1342	1542	1442
American High-Income Trust	1021	1221	1321	1521	1421
The Bond Fund of America	1008	1208	1308	1508	1408
Capital World Bond Fund	1031	1231	1331	1531	1431
Intermediate Bond Fund of America	1023	1223	1323	1523	1423
Short-Term Bond Fund of America	1048	1248	1348	1548	1448
U.S. Government Securities Fund	1022	1222	1322	1522	1422
Money market fund
American Funds Money Market Fund	1059	1259	1359	1559	1459

American High-Income Trust — Page 82

	Fund numbers
Fund	Class R-1	Class R-2	Class R-2E	Class R-3	Class R-4	Class R-5E	Class R-5	Class R-6
Stock and stock/fixed income funds
AMCAP Fund	2102	2202	4102	2302	2402	2702	2502	2602
American Balanced Fund	2111	2211	4111	2311	2411	2711	2511	2611
American Funds Developing World Growth and Income Fund	21100	22100	41100	23100	24100	27100	25100	26100
American Funds Global Balanced Fund	2137	2237	4137	2337	2437	2737	2537	2637
American Mutual Fund	2103	2203	4103	2303	2403	2703	2503	2603
Capital Income Builder	2112	2212	4112	2312	2412	2712	2512	2612
Capital World Growth and Income Fund	2133	2233	4133	2333	2433	2733	2533	2633
EuroPacific Growth Fund	2116	2216	4116	2316	2416	2716	2516	2616
Fundamental Investors	2110	2210	4110	2310	2410	2710	2510	2610
The Growth Fund of America	2105	2205	4105	2305	2405	2705	2505	2605
The Income Fund of America	2106	2206	4106	2306	2406	2706	2506	2606
International Growth and Income Fund	2134	2234	41034	2334	2434	27034	2534	2634
The Investment Company of America	2104	2204	4104	2304	2404	2704	2504	2604
The New Economy Fund	2114	2214	4114	2314	2414	2714	2514	2614
New Perspective Fund	2107	2207	4107	2307	2407	2707	2507	2607
New World Fund	2136	2236	4136	2336	2436	2736	2536	2636
SMALLCAP World Fund	2135	2235	4135	2335	2435	2735	2535	2635
Washington Mutual Investors Fund	2101	2201	4101	2301	2401	2701	2501	2601
Fixed income funds
American Funds Inflation Linked Bond Fund	2160	2260	4160	2360	2460	2760	2560	2660
American Funds Mortgage Fund	2142	2242	4142	2342	2442	2742	2542	2642
American High-Income Trust	2121	2221	4121	2321	2421	2721	2521	2621
The Bond Fund of America	2108	2208	4108	2308	2408	2708	2508	2608
Capital World Bond Fund	2131	2231	4131	2331	2431	2731	2531	2631
Intermediate Bond Fund of America	2123	2223	4123	2323	2423	2723	2523	2623
Short-Term Bond Fund of America	2148	2248	4148	2348	2448	2748	2548	2648
U.S. Government Securities Fund	2122	2222	4122	2322	2422	2722	2522	2622
Money market fund
American Funds Money Market Fund	2159	2259	4159	2359	2459	2759	2559	2659

American High-Income Trust — Page 83

	Fund numbers
Fund	Class A	Class B	Class C	Class F-1	Class F-2
American Funds Target Date Retirement Series®
American Funds 2060 Target Date Retirement FundSM	083	283	383	483	683
American Funds 2055 Target Date Retirement Fund®	082	282	382	482	682
American Funds 2050 Target Date Retirement Fund®	069	269	369	469	669
American Funds 2045 Target Date Retirement Fund®	068	268	368	468	668
American Funds 2040 Target Date Retirement Fund®	067	267	367	467	667
American Funds 2035 Target Date Retirement Fund®	066	266	366	466	36066
American Funds 2030 Target Date Retirement Fund®	065	265	365	465	665
American Funds 2025 Target Date Retirement Fund®	064	264	364	464	664
American Funds 2020 Target Date Retirement Fund®	063	263	363	463	663
American Funds 2015 Target Date Retirement Fund®	062	262	362	462	662
American Funds 2010 Target Date Retirement Fund®	061	261	361	461	661

	Fund numbers
Fund	Class R-1	Class R-2	Class R-2E	Class R-3	Class R-4	Class R-5E	Class R-5	Class R-6
American Funds Target Date Retirement Series®
American Funds 2060 Target Date Retirement FundSM	2183	2283	4183	2383	2483	2783	2583	2683
American Funds 2055 Target Date Retirement Fund®	2182	2282	4182	2382	2482	2782	2582	2682
American Funds 2050 Target Date Retirement Fund®	2169	2269	4169	2369	2469	2769	2569	2669
American Funds 2045 Target Date Retirement Fund®	2168	2268	4168	2368	2468	2768	2568	2668
American Funds 2040 Target Date Retirement Fund®	2167	2267	4167	2367	2467	2767	2567	2667
American Funds 2035 Target Date Retirement Fund®	2166	2266	4166	2366	2466	2766	2566	2666
American Funds 2030 Target Date Retirement Fund®	2165	2265	4165	2365	2465	2765	2565	2665
American Funds 2025 Target Date Retirement Fund®	2164	2264	4164	2364	2464	2764	2564	2664
American Funds 2020 Target Date Retirement Fund®	2163	2263	4163	2363	2463	2763	2563	2663
American Funds 2015 Target Date Retirement Fund®	2162	2262	4162	2362	2462	2762	2562	2662
American Funds 2010 Target Date Retirement Fund®	2161	2261	4161	2361	2461	2761	2561	2661

	Fund numbers
Fund	Class 529-A	Class 529-B	Class 529-C	Class 529-E	Class 529-F-1
American Funds College Target Date Series®
American Funds College 2033 FundSM	10103	12103	13103	15103	14103
American Funds College 2030 Fund®	1094	1294	1394	1594	1494
American Funds College 2027 Fund®	1093	1293	1393	1593	1493
American Funds College 2024 Fund®	1092	1292	1392	1592	1492
American Funds College 2021 Fund®	1091	1291	1391	1591	1491
American Funds College 2018 Fund®	1090	1290	1390	1590	1490
American Funds College Enrollment Fund®	1088	1288	1388	1588	1488

American High-Income Trust — Page 84

Fund numbers
Fund	Class A	Class B	Class C	Class F-1	Class F-2
American Funds Portfolio SeriesSM
American Funds Global Growth PortfolioSM	055	255	355	455	655
American Funds Growth PortfolioSM	053	253	353	453	653
American Funds Growth and Income PortfolioSM	051	251	351	451	651
American Funds Balanced PortfolioSM	050	250	350	450	650
American Funds Income PortfolioSM	047	247	347	447	647
American Funds Tax-Advantaged Income PortfolioSM	046	246	346	446	646
American Funds Preservation PortfolioSM	045	245	345	445	645
American Funds Tax-Exempt Preservation PortfolioSM	044	244	344	444	644
Class 529-A	Class 529-B	Class 529-C	Class 529-E	Class 529-F-1
American Funds Global Growth Portfolio	1055	1255	1355	1555	1455
American Funds Growth Portfolio	1053	1253	1353	1553	1453
American Funds Growth and Income Portfolio	1051	1251	1351	1551	1451
American Funds Balanced Portfolio	1050	1250	1350	1550	1450
American Funds Income Portfolio	1047	1247	1347	1547	1447
American Funds Tax-Advantaged Income Portfolio	N/A	N/A	N/A	N/A	N/A
American Funds Preservation Portfolio	1045	1245	1345	1545	1445
American Funds Tax-Exempt Preservation Portfolio	N/A	N/A	N/A	N/A	N/A
Class R-1	Class R-2	Class R-2E	Class R-3	Class R-4	Class R-5E	Class R-5	Class R-6
American Funds Global Growth Portfolio	2155	2255	4155	2355	2455	2755	2555	2655
American Funds Growth Portfolio	2153	2253	4153	2353	2453	2753	2553	2653
American Funds Growth and Income Portfolio	2151	2251	4151	2351	2451	2751	2551	2651
American Funds Balanced Portfolio	2150	2250	4150	2350	2450	2750	2550	2650
American Funds Income Portfolio	2147	2247	4147	2347	2447	2747	2547	2647
American Funds Tax-Advantaged Income Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Preservation Portfolio	2145	2245	4145	2345	2445	2745	2545	2645
American Funds Tax-Exempt Preservation Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

American High-Income Trust — Page 85

	Fund numbers
Fund	Class A	Class B		Class C	Class F-1		Class F-2
American Funds Retirement Income Portfolio SeriesSM
American Funds Retirement Income Portfolio – ConservativeSM	30109	32109		33109	34109		36109
American Funds Retirement Income Portfolio – ModerateSM	30110	32110		33110	34110		36110
American Funds Retirement Income Portfolio – EnhancedSM	30111	32111		33111	34111		36111
	Class R-1	Class R-2	Class R-2E	Class R-3	Class R-4	Class R-5E	Class R-5	Class R-6
American Funds Retirement Income Portfolio – Conservative	21109	22109	41109	23109	24109	27109	25109	26109
American Funds Retirement Income Portfolio – Moderate	21110	22110	41110	23110	24110	27110	25110	26110
American Funds Retirement Income Portfolio – Enhanced	21111	22111	41111	23111	24111	27111	25111	26111

American High-Income Trust — Page 86

Appendix

The following descriptions of debt security ratings are based on information provided by Moody’s Investors Service, Standard & Poor’s Corporation and Fitch Ratings, Inc.

Description of bond ratings

Moody’s
Long-term rating definitions

Aaa
Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa
Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A
Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa
Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba
Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B
Obligations rated B are considered speculative and are subject to high credit risk.

Caa
Obligations rated Caa are judged to be speculative and of poor standing and are subject to very high credit risk.

Ca
Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C
Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies and securities firms.

American High-Income Trust — Page 87

Standard & Poor’s
Long-term issue credit ratings

AAA
An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated AA differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated CC is currently highly vulnerable to nonpayment. The CC rating is used when a default has not occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

American High-Income Trust — Page 88

C
An obligation rated C is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D
An obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to D if it is subject to a distressed exchange offer.

Plus (+) or minus (–)

The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

American High-Income Trust — Page 89

Fitch Ratings, Inc.
Long-term credit ratings

AAA
Highest credit quality. AAA ratings denote the lowest expectation of default risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very high credit quality. AA ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
High credit quality. A ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good credit quality. BBB ratings indicate that expectations of default risk are low. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity.

BB
Speculative. BB ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B
Highly speculative. B ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC
Substantial credit risk. Default is a real possibility.

CC
Very high levels of credit risk. Default of some kind appears probable.

C
Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a C category rating for an issuer include:

· The issuer has entered into a grace or cure period following nonpayment of a material financial obligation;

· The issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

· Fitch Ratings otherwise believes a condition of RD or D to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

American High-Income Trust — Page 90

RD
Restricted default. RD ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding up procedure, and which has not otherwise ceased operating. This would include:

· The selective payment default on a specific class or currency of debt;

· The uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

· The extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

· Execution of a distressed debt exchange on one or more material financial obligations.

D
Default. D ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, nonpayment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

Imminent default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA long-term rating category, or to categories below B.

American High-Income Trust — Page 91

Description of commercial paper ratings

Moody’s

Commercial paper ratings (highest three ratings)

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

Standard & Poor’s

Commercial paper ratings (highest three ratings)

A-1

A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

American High-Income Trust — Page 92

American High-Income Trust®

Investment portfolio

March 31, 2015

unaudited

Bonds, notes & other debt instruments 86.35% Corporate bonds, notes & loans 83.43% Telecommunication services 15.30%	Principal amount (000)	Value (000)
Altice Financing SA 6.625% 20231	$38,325	$39,666
Altice Finco SA 6.50% 20221	5,000	5,153
Altice Finco SA 8.125% 20241	12,000	12,758
Altice Finco SA 7.625% 20251	8,900	9,167
Altice Finco SA, First Lien, 7.25% 2022	€13,175	14,815
Altice Finco SA, First Lien, 7.75% 20221	$18,950	19,329
Altice SA 7.625% 20251	5,975	6,016
Clearwire Communications and Clearwire Finance, Inc. 14.75% 20161	13,650	16,346
Digicel Group Ltd. 7.00% 20201	3,800	3,895
Digicel Group Ltd. 8.25% 20201	97,200	97,832
Digicel Group Ltd. 6.00% 20211	92,592	88,194
Digicel Group Ltd. 7.125% 20221	59,275	54,367
Frontier Communications Corp. 8.125% 2018	38,226	43,052
Frontier Communications Corp. 8.50% 2020	27,442	30,941
Frontier Communications Corp. 6.25% 2021	42,800	43,121
Frontier Communications Corp. 9.25% 2021	51,625	60,079
Frontier Communications Corp. 8.75% 2022	1,150	1,282
Frontier Communications Corp. 7.625% 2024	14,923	15,613
Intelsat Jackson Holding Co. 7.25% 2020	36,475	37,660
Intelsat Jackson Holding Co. 6.625% 2022	136,625	132,526
Intelsat Luxembourg Holding Co. 6.75% 2018	30,600	30,064
LightSquared, Term Loan, 9.00% 20152,3,4,5,6	52,697	52,697
MetroPCS Wireless, Inc. 6.25% 2021	144,470	150,791
MetroPCS Wireless, Inc. 6.625% 2023	107,535	113,181
Millicom International Cellular SA 6.625% 20211	21,960	23,305
NII Capital Corp. 10.00% 20167	159,100	77,959
NII Capital Corp. 7.875% 20191,7	127,080	118,502
NII Capital Corp. 8.875% 20197	112,001	53,760
NII Capital Corp. 11.375% 20191,7	196,970	188,106
NII Capital Corp. 7.625% 20217	215,896	68,007
NII Holdings, Term Loan-DIP, 8.00% 20162,3,4,5,6	37,820	37,820
Numericable Group SA 4.875% 20191	113,850	113,708
Numericable Group SA 6.00% 20221	19,075	19,385
Numericable Group SA 6.25% 20241	15,275	15,485
SoftBank Corp. 4.50% 20201	85,810	87,955
Sprint Capital Corp. 6.90% 2019	5,000	5,194
Sprint Capital Corp. 8.75% 2032	1,800	1,872
Sprint Nextel Corp. 9.00% 20181	19,050	21,907
Sprint Nextel Corp. 7.00% 2020	218,335	222,838
Sprint Nextel Corp. 7.25% 2021	100,625	101,505
Sprint Nextel Corp. 11.50% 2021	62,405	75,666
Sprint Nextel Corp. 7.875% 2023	73,800	75,645
Telecom Italia Capital SA 6.999% 2018	11,205	12,529
T-Mobile US, Inc. 6.542% 2020	108,475	114,577
T-Mobile US, Inc. 6.731% 2022	36,600	38,659
T-Mobile US, Inc. 6.375% 2025	50,725	52,470

American High-Income Trust — Page 1 of 16

unaudited

Bonds, notes & other debt instruments Corporate bonds, notes & loans (continued) Telecommunication services (continued)	Principal amount (000)	Value (000)
Trilogy International Partners, LLC 10.25% 20161	$106,840	$103,629
Wind Acquisition SA 4.75% 20201	89,425	89,872
Wind Acquisition SA 7.375% 20211	155,350	161,564
		2,960,464
Consumer discretionary 14.44%
Academy Sports 9.25% 20191	10,000	10,650
Boyd Gaming Corp. 9.125% 2018	75,520	79,107
Boyd Gaming Corp. 9.00% 2020	75,930	82,194
Burger King Corp. 6.00% 20221	78,300	81,530
Caesars Entertainment, Term Loan B, 7.00% 20203,5,6	14,813	14,050
CBS Outdoor Americas Inc. 5.25% 2022	6,000	6,300
CEC Entertainment, Inc. 8.00% 2022	43,425	43,642
Cedar Fair, LP 5.375% 20241	31,950	32,709
Cengage Learning Acquisitions, Inc., Term Loan B, 7.00% 20203,5,6	28,229	28,381
Cequel Communications Holdings I, LLC and Cequel Capital Corp. 6.375% 20201	112,415	119,019
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 5.50% 2022	120,725	123,743
Cinemark USA, Inc. 5.125% 2022	3,825	3,902
CityCenter Holdings, Term Loan B, 4.25% 20203,5,6	9,275	9,323
Clear Channel Worldwide Holdings, Inc. 7.625% 2020	54,650	57,792
Cleopatra Finance Ltd 6.25% 20221	24,500	24,010
Cleopatra Finance Ltd 6.50% 20251	31,275	30,259
Cooper-Standard Holdings Inc., Term Loan B, 4.00% 20213,5,6	14,218	14,205
Cumulus Media Holdings Inc. 7.75% 2019	30,249	29,757
Cumulus Media Inc., Term Loan B, 4.25% 20203,5,6	28,455	28,014
Delta 2 (Formula One), Term Loan B, 4.75% 20213,5,6	3,275	3,259
Delta 2 (Formula One), Term Loan B, 7.75% 20223,5,6	64,000	63,707
DISH DBS Corp. 4.625% 2017	26,000	26,747
DISH DBS Corp. 4.25% 2018	68,900	69,417
DISH DBS Corp. 7.875% 2019	3,550	3,976
DISH DBS Corp. 5.125% 2020	35,000	35,350
Family Tree Escrow LLC 5.25% 20201	11,225	11,814
Family Tree Escrow LLC 5.75% 20231	22,550	23,790
Gannett Co., Inc. 5.125% 2019	14,455	15,214
Gannett Co., Inc. 4.875% 20211	13,620	13,926
Gannett Co., Inc. 6.375% 2023	14,205	15,466
General Motors Co. 4.00% 2025	3,740	3,814
General Motors Co. 5.00% 2035	41,795	44,744
General Motors Financial Co. 3.25% 2018	5,960	6,087
General Motors Financial Co. 3.50% 2019	12,595	12,944
Grupo Televisa, SAB 7.25% 2043	MXN68,660	3,946
Guitar Center, Inc. 9.625% 20201	$10,600	7,791
Hilton Worldwide Finance LLC 5.625% 2021	13,790	14,583
Hilton Worldwide, Term Loan B, 3.50% 20203,5,6	10,849	10,875
iHeartCommunications, Inc. 10.625% 20231	55,470	55,609
J.C. Penney Co., Inc. 7.95% 2017	9,300	9,556
J.C. Penney Co., Inc. 5.75% 2018	10,110	9,605
J.C. Penney Co., Inc. 8.125% 2019	17,000	16,745
K. Hovnanian Enterprises, Inc. 7.00% 20191	10,000	9,631
La Quinta Properties, Inc., First Lien Term Loan B, 4.00% 20213,5,6	3,271	3,286
Laureate Education, Inc. 10.00% 20191	9,775	9,286
Limited Brands, Inc. 6.625% 2021	14,226	16,367
Marina District Finance Co. (Borgata), Term Loan B, 6.50% 20183,5,6	42,862	43,173
Marina District Finance Co., Inc. 9.875% 2018	21,000	22,076

American High-Income Trust — Page 2 of 16

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Bonds, notes & other debt instruments Corporate bonds, notes & loans (continued) Consumer discretionary (continued)	Principal amount (000)	Value (000)
McClatchy Co. 9.00% 2022	$26,750	$25,947
Mediacom Broadband LLC and Mediacom Broadband Corp. 5.50% 2021	10,500	10,644
Mediacom Broadband LLC and Mediacom Broadband Corp. 6.375% 2023	19,575	20,652
Mediacom LLC and Mediacom Capital Corp. 7.25% 2022	19,300	20,844
MGM Resorts International 6.625% 2015	3,575	3,615
MGM Resorts International 7.50% 2016	9,000	9,479
MGM Resorts International 8.625% 2019	25,280	28,946
MGM Resorts International 5.25% 2020	17,150	17,448
MGM Resorts International 6.75% 2020	4,100	4,392
MGM Resorts International 7.75% 2022	18,950	21,390
MGM Resorts International 6.00% 2023	37,750	38,977
Michaels Stores, Inc. 7.50% 20181,3,4	3,790	3,885
Michaels Stores, Inc. 5.875% 20201	30,710	31,708
Modular Space Corp., Second Lien, 10.25% 20191	8,325	6,660
Mohegan Tribal Gaming Authority 11.00% 20181,3,4	61,828	61,983
NBC Universal Enterprise, Inc. 5.25% (undated)1	23,885	25,442
NCL Corp. Ltd. 5.00% 2018	17,350	17,784
NCL Corp. Ltd. 5.25% 20191	23,912	24,629
Needle Merger Sub Corp. 8.125% 20191	74,305	75,048
Neiman Marcus Group LTD Inc. 8.00% 20211	62,875	66,962
Neiman Marcus Group LTD Inc. 8.75% 20211,3,4	54,795	58,357
Neiman Marcus, Term Loan B, 4.25% 20203,5,6	51,323	51,210
PETCO Animal Supplies, Inc. 9.25% 20181	47,050	49,520
PETsMART, Inc. 7.125% 20231	49,950	51,886
Pinnacle Entertainment, Inc. 6.375% 2021	33,850	36,135
Playa Resorts Holding BV 8.00% 20201	89,827	92,073
Playa Resorts Holding BV, Term Loan B, 4.00% 20193,5,6	5,740	5,734
Revel Entertainment, Term Loan B, 10.00% 20152,3,4,5,6,7,8	16,069	—
Revel Entertainment, Term Loan B, 14.50% 20182,3,4,5,6,7,8	82,239	—
Sally Holdings LLC and Sally Capital Inc. 6.875% 2019	21,625	22,977
Sally Holdings LLC and Sally Capital Inc. 5.75% 2022	7,250	7,748
Schaeffler Holding Finance BV 7.625% 20181,3,4	19,300	20,241
Schaeffler Holding Finance BV 6.25% 20191,4	4,000	4,250
Seminole Tribe of Florida 7.804% 20201,5	6,125	6,584
Six Flags Entertainment Corp. 5.25% 20211	63,735	65,806
Sotheby’s Holdings, Inc. 5.25% 20221	3,400	3,358
Stackpole Intl. 7.75% 20211	50,860	50,606
Standard Pacific Corp. 5.875 2024	6,450	6,660
Station Casinos LLC 7.50% 2021	15,575	16,665
Time Inc. 5.75% 20221	25,875	25,357
Time Inc., Term Loan B, 4.25% 20213,5,6	16,848	16,900
Toys "R" Us, Inc. 7.375% 2018	5,525	3,826
Toys "R" Us-Delaware, Inc., Term Loan B2, 5.25% 20183,5,6	3,274	2,624
Univision Communications Inc. 8.50% 20211	10,795	11,578
Univision Communications Inc. 6.75% 20221	2,713	2,920
Univision Communications Inc., Term Loan C3, 4.00% 20203,5,6	23,875	23,864
Univision Communications Inc., Term Loan D, 4.00% 20203,5,6	5,924	5,921
VTR Finance BV 6.875% 20241	23,000	23,920
Warner Music Group 13.75% 2019	17,725	19,409
Warner Music Group 6.00% 20211	10,000	10,250
Warner Music Group 5.625% 20221	15,375	15,471
Warner Music Group 6.75% 20221	84,500	80,486

American High-Income Trust — Page 3 of 16

unaudited

Bonds, notes & other debt instruments Corporate bonds, notes & loans (continued) Consumer discretionary (continued)	Principal amount (000)	Value (000)
Weather Company, Term Loan, 7.00% 20203,5,6	$10,000	$8,900
Wynn Macau, Ltd. 5.25% 20211	78,500	74,771
		2,793,813
Industrials 12.36%
AAF Holdings LLC 12.75% 20191,3,4	54,349	50,546
ADS Waste Escrow 8.25% 2020	6,050	6,353
ADT Corp. 4.125% 2019	41,925	42,816
AECOM Technology Corp. 5.75% 20221	21,114	21,906
AerCap Holdings NV 2.75% 20171	10,990	10,908
Air Canada 8.75% 20201	7,500	8,353
Air Canada 7.75% 20211	19,600	21,021
Altegrity, Inc. 9.50% 20191	151,950	146,632
ARAMARK Corp. 5.75% 2020	5,000	5,238
Associated Materials, LLC and AMH New Finance, Inc. 9.125% 2017	182,367	160,027
Avianca Holdings SA, 8.375% 20201	5,825	5,854
B/E Aerospace, Inc., Term Loan B, 4.00% 20213,5,6	28,843	29,113
Brunswick Rail Finance Ltd. 6.50% 2017	29,251	12,797
Brunswick Rail Finance Ltd. 6.50% 20171	9,651	4,222
Builders Firstsource 7.625% 20211	45,240	45,692
CEVA Group PLC 7.00% 20211	9,475	9,238
CEVA Group PLC 9.00% 20211	19,100	18,408
CEVA Group PLC, LOC, 6.345% 20213,5,6	15,843	14,863
CEVA Group PLC, Term Loan B, 6.50% 20213,5,6	22,814	21,402
CEVA Group PLC, Term Loan, 6.50% 20213,5,6	16,540	15,517
CEVA Group PLC, Term Loan, 6.50% 20213,5,6	2,852	2,675
Continental Airlines, Inc., Series 2001-1, Class B, 7.373% 20175	2,430	2,503
Continental Airlines, Inc., Series 1998-1, Class B, 6.748% 20185	2,813	3,009
Continental Airlines, Inc., Series 1997-4B, Class B, 6.90% 20185	367	381
Continental Airlines, Inc., Series 1997-4, Class A, 6.90% 20195	1,633	1,736
Continental Airlines, Inc., Series 2000-2, Class B, 8.307% 20195	362	392
Continental Airlines, Inc., Series 1999-1, Class A, 6.545% 20205	2,318	2,569
Continental Airlines, Inc., Series 2001-1, Class A-1, 6.703% 20225	5,495	5,948
Continental Airlines, Inc., Series 2007-1, Class B, 6.903% 20225	3,609	3,846
Continental Airlines, Inc., Series 2000-2, Class A-1, 7.707% 20225	2,276	2,551
Continental Airlines, Inc., Series 2000-1, Class A-1, 8.048% 20225	247	280
Continental Airlines, Inc., Series 2000-1, Class B, 8.388% 20225	2,177	2,281
DAE Aviation Holdings, Inc. and Standard Aero Ltd., Term Loan B-1, 5.00% 20183,5,6	39,246	39,278
DAE Aviation Holdings, Inc. and Standard Aero Ltd., Term Loan B-2, 5.00% 20183,5,6	17,124	17,138
Delta Air Lines, Inc., Series 2010-B, Class 2-B, 6.75% 20171	7,650	7,908
Delta Air Lines, Inc., Series 2002-1, Class G-1, MBIA insured, 6.718% 20245	7,554	8,848
Eletson Holdings Inc. 9.625% 20221	19,450	19,037
Esterline Technologies Corp. 7.00% 2020	44,860	46,991
Euramax International, Inc. 9.50% 2016	82,380	77,849
Far East Capital Limited SA 8.00% 20181	9,700	3,735
Far East Capital Limited SA 8.75% 20201	15,685	6,039
Far East Capital Limited S.A., 8.75% 2020	3,835	1,476
Gardner Denver, Inc. 6.875% 20211	6,000	5,475
Gardner Denver, Inc. Term Loan B, 4.25% 20203,5,6	18,215	17,324
Gates Global LLC 6.00% 20221	55,375	52,537
Gates Global LLC, Term Loan B, 4.25% 20213,5,6	4,677	4,664
Hardwoods Acquisition Inc 7.50% 20211	34,850	33,456
Hawker Beechcraft Acquisition Co., LLC, LOC, 0.05% 20152,3,5,6,7	1,728	1,642
HD Supply, Inc. 7.50% 2020	43,525	46,789

American High-Income Trust — Page 4 of 16

unaudited

Bonds, notes & other debt instruments Corporate bonds, notes & loans (continued) Industrials (continued)	Principal amount (000)	Value (000)
HD Supply, Inc. 11.50% 2020	$49,715	$58,042
HD Supply, Inc. 5.25% 20211	23,075	23,825
HDTFS Inc. 4.25% 2018	11,400	11,543
HDTFS Inc. 5.875% 2020	12,050	12,442
HDTFS Inc. 6.25% 2022	18,525	19,243
Jeld-Wen Escrow Corp., Term Loan B, 5.25% 20213,5,6	41,396	41,672
KLX Inc. 5.875% 20221	73,930	73,930
LMI Aerospace Inc. 7.375% 20191	49,700	50,321
Navios Maritime Acquisition Corp. and Navios Acquisition Finance (US) Inc. 8.125% 20211	72,895	73,624
Navios Maritime Holdings Inc. 7.375% 20221	38,750	36,328
Navios Maritime Holdings Inc. and Navios Maritime Finance II (US) Inc. 8.125% 2019	38,612	33,592
Nielsen Finance LLC and Nielsen Finance Co. 4.50% 2020	42,024	42,970
Nielsen Finance LLC and Nielsen Finance Co. 5.50% 20211	27,245	28,267
Nielsen Finance LLC and Nielsen Finance Co. 5.00% 20221	59,775	60,373
Nortek Inc. 10.00% 2018	47,735	50,647
Nortek Inc. 8.50% 2021	83,777	90,060
Ply Gem Industries, Inc. 6.50% 2022	83,565	81,789
Ply Gem Industries, Inc. 6.50% 2022	27,195	25,971
R.R. Donnelley & Sons Co. 7.25% 2018	25,900	28,717
R.R. Donnelley & Sons Co. 7.875% 2021	32,350	37,170
R.R. Donnelley & Sons Co. 7.00% 2022	30,000	33,225
R.R. Donnelley & Sons Co. 6.50% 2023	40,275	42,994
Red de Carreteras de Occidente 9.00% 20285	MXN151,560	9,607
Silver II Borrower S.C.A./Silver II U.S. Holdings, LLC 7.75% 20201	$75,508	67,768
TRAC Intermodal 11.00% 2019	75,730	83,303
TransDigm Inc. 5.50% 2020	38,600	38,310
United Air Lines, 1991 Equipment Trust Certificates, Series A, 10.11% 20062,5,7	1,135	—
United Air Lines, Inc., Series 2007-1, Class B, 7.336% 20211,5	3,460	3,737
United Rentals, Inc. 7.375% 2020	11,625	12,620
United Rentals, Inc. 7.625% 2022	25,575	28,107
US Investigations Services, Inc. 13.00% 20201,2,4,7	53,108	30,803
US Investigations Services, Inc. 14.00% 20201,2,4,7	4,358	2,571
US Investigations Services, Inc. 15.00% 20211,2,4,7	10,239	922
US Investigations Services, Inc., Term Loan DD, 12.00% 20152,4,5,6	12,350	12,350
Virgin Australia Holdings Ltd. 8.50% 20191	55,100	56,822
Watco Companies 6.375% 20231	19,240	19,336
		2,392,264
Health care 11.01%
Actavis Funding SCS 3.00% 2020	7,300	7,487
Actavis Funding SCS 3.45% 2022	22,090	22,659
Centene Corp. 5.75% 2017	9,345	9,952
Centene Corp. 4.75% 2022	35,670	37,052
Community Health Systems, Inc. 5.125% 2018	5,000	5,169
ConvaTec Finance International SA 8.25% 20191,3,4	37,350	37,840
DJO Finance LLC 9.75% 2017	38,538	39,694
DJO Finance LLC 7.75% 2018	30,701	31,315
DJO Finance LLC 8.75% 2018	25,875	27,233
DJO Finance LLC 9.875% 2018	69,190	72,304
Endo Pharmaceuticals Holdings Inc. 5.75% 20221	38,130	39,179
HCA Inc. 3.75% 2019	68,905	70,003
HCA Inc. 6.50% 2020	15,215	17,170
HCA Inc. 5.00% 2024	19,010	20,222
inVentiv Health Inc, Term Loan B4, 7.75% 20183,5,6	57,910	58,200

American High-Income Trust — Page 5 of 16

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Bonds, notes & other debt instruments Corporate bonds, notes & loans (continued) Health care (continued)	Principal amount (000)	Value (000)
inVentiv Health Inc. 9.00% 20181	$170,495	$179,872
inVentiv Health Inc. 11.00% 20181	49,193	46,979
inVentiv Health Inc. 11.00% 20181	23,183	22,372
inVentiv Health Inc. 12.00% 20181,3,4	110,248	110,579
Jaguar Holding Co. 9.375% 20171,3,4	5,100	5,227
Kindred Healthcare, Inc. 8.00% 20201	34,925	37,654
Kindred Healthcare, Inc. 8.75% 20231	3,040	3,344
Kinetic Concepts, Inc. 10.50% 2018	165,400	179,459
Kinetic Concepts, Inc. 12.50% 2019	158,212	173,638
Multiplan Inc., Term Loan B, 3.75% 20213,5,6	64,691	64,598
Omnicare, Inc. 4.75% 2022	5,125	5,317
Ortho-Clinical Diagnostics Inc. 6.625% 20221	61,675	54,814
Ortho-Clinical Diagnostics Inc., Term Loan B, 4.75% 20213,5,6	47,530	47,170
Patheon Inc. 7.50% 20221	9,510	9,926
PRA Holdings, Inc. 9.50% 20231	29,113	32,461
Rotech Healthcare Inc., Term Loan A, 5.50% 20182,3,5,6,8	25,512	25,384
Rotech Healthcare Inc., Term Loan B, 10.00% 20192,3,5,6,8	20,825	20,721
Rotech Healthcare Inc., Term Loan, 13.00% 20202,3,4,5,6,8	51,824	51,565
Select Medical Holdings Corp. 6.375% 2021	4,995	4,967
Tenet Healthcare Corp., First Lien, 6.25% 2018	3,000	3,263
Tenet Healthcare Corp., First Lien, 4.75% 2020	21,345	21,739
Tenet Healthcare Corp., First Lien, 6.00% 2020	60,615	64,328
Tenet Healthcare Corp., First Lien, 4.50% 2021	31,440	30,929
Tenet Healthcare Corp. 8.125% 2022	8,000	8,840
VPI Escrow Corp. 6.75% 20181	56,150	59,308
VPI Escrow Corp. 6.375% 20201	83,133	86,666
VPI Escrow Corp. 7.50% 20211	6,635	7,201
VRX Escrow Corp. 5.375% 20201	23,400	23,692
VRX Escrow Corp. 5.875% 20231	11,315	11,626
VRX Escrow Corp. 6.125% 20251	138,585	143,955
VWR Funding, Inc. 7.25% 2017	93,799	98,254
		2,131,327
Energy 9.99%
Alpha Natural Resources, Inc. 7.50% 20201	70,800	29,717
Alpha Natural Resources, Inc. 7.50% 20201,2	53,863	22,608
American Energy (Marcellus), Term Loan B, 5.25% 20203,5,6	59,000	50,238
American Energy (Marcellus), Term Loan A, 8.50% 20213,5,6	92,023	69,382
American Energy (Permian Basin) 7.125% 20201	97,475	75,299
American Energy (Permian Basin) 7.375% 20211	51,350	39,283
American Energy (Woodford LLC), 9.00% 20221	91,175	52,881
Arch Coal, Inc. 7.00% 2019	85,016	20,404
Arch Coal, Inc. 8.00% 20191	14,400	6,957
Arch Coal, Inc. 9.875% 2019	16,269	4,881
Arch Coal, Inc. 7.25% 2021	71,966	16,372
Arch Coal, Inc., Term Loan B1, 6.25% 20183,5,6	4,973	3,860
Baytex Energy Corp. 5.125% 20211	3,000	2,768
Blue Racer Midstream LLC / Blue Racer Finance Corp. 6.125% 20221	59,125	60,899
Bonanza Creek Energy, Inc. 6.75% 2021	25,375	24,804
Bonanza Creek Energy, Inc. 5.75% 2023	9,075	8,394
CONSOL Energy Inc. 5.875% 2022	18,250	16,608
Denbury Resources Inc. 4.625% 2023	15,150	13,067
Ecopetrol SA 5.875% 2023	20,025	21,547
Ensco PLC, 5.20% 2025	2,390	2,407

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Bonds, notes & other debt instruments Corporate bonds, notes & loans (continued) Energy (continued)	Principal amount (000)	Value (000)
Ensco PLC, 5.75% 2044	$12,390	$12,161
Jupiter Resources Inc. 8.50% 20221	103,300	85,222
Laredo Petroleum, Inc. 9.50% 2019	33,850	35,458
NGL Energy Partners LP 5.125% 2019	13,350	13,150
NGL Energy Partners LP 6.875% 2021	64,880	68,124
NGPL PipeCo LLC 7.119% 20171	142,395	141,683
NGPL PipeCo LLC 9.625% 20191	126,850	126,454
NGPL PipeCo LLC, Term Loan B, 6.75% 20173,5,6	10,560	10,122
Noble Corp. PLC 4.00% 2018	375	377
Noble Corp. PLC 5.95% 2025	9,785	9,573
Noble Corp. PLC 6.95% 2045	10,540	10,022
Oasis Petroleum Inc. 6.875% 2022	19,525	19,135
Odebrecht Drilling Norbe VIII/IX Ltd 6.35% 20211,5	5,372	4,660
Odebrecht Offshore Drilling Finance Ltd. 6.75% 20221,5	5,878	4,583
Odebrecht Offshore Drilling Finance Ltd., First Lien, 6.625% 20231,5	15,549	11,973
PDC Energy Inc. 7.75% 2022	95,350	100,594
Peabody Energy Corp. 6.00% 2018	167,222	131,269
Peabody Energy Corp. 6.25% 2021	50,065	30,978
Peabody Energy Corp. 10.00% 20221	5,000	4,450
Petrobras Global Finance Co. 6.25% 2024	25,475	24,082
Petrobras International Finance Co. 5.75% 2020	4,030	3,757
QGOG Atlantic/Alaskan Rigs Ltd. 5.25% 20191,5	5,442	4,740
QGOG Constellation SA 6.25% 20191	90,420	51,765
Regency Energy Partners LP and Regency Energy Finance Corp. 6.50% 2021	27,065	28,486
Regency Energy Partners LP and Regency Energy Finance Corp. 5.00% 2022	1,935	2,022
Regency Energy Partners LP and Regency Energy Finance Corp. 5.50% 2023	32,200	33,408
Rice Energy Inc. 6.25% 2022	108,170	106,007
Rice Energy Inc. 7.25% 20231	15,400	15,419
Sabine Pass Liquefaction, LLC 5.625% 2021	84,525	85,370
Sabine Pass Liquefaction, LLC 5.625% 2023	6,300	6,308
Sabine Pass Liquefaction, LLC 5.75% 2024	58,125	58,706
Sabine Pass Liquefaction, LLC 5.625% 20251	33,650	33,356
Samson Investment Co. 9.75% 2020	8,950	2,506
Samson Investment Co., Term Loan B, 5.00% 20183,5,6	2,800	1,477
Targa Resources Corp. 4.125% 20191	11,225	11,225
Targa Resources Partners LP 5.00% 20181	11,275	11,641
Teekay Corp. 8.50% 2020	41,255	46,515
Tesoro Logistics LP 5.50% 20191	9,850	10,195
Tesoro Logistics LP 6.25% 20221	13,535	14,076
TransCanada PipeLines Ltd., junior subordinated 6.35% 20673	10,295	10,012
Transocean Inc. 6.375% 2021	12,535	10,529
		1,933,966
Materials 6.89%
Algoma Steel Inc., Term Loan B, 7.50% 20193,5,6	14,925	14,340
ArcelorMittal 5.25% 20173	14,250	14,856
ArcelorMittal 10.60% 20193	2,000	2,454
ArcelorMittal 6.25% 20213	32,140	34,269
ArcelorMittal 7.00% 20223	8,275	9,103
ArcelorMittal 7.50% 20413	58,535	61,169
CEMEX Finance LLC 9.375% 20221	27,075	30,865
First Quantum Minerals Ltd. 6.75% 20201	151,945	141,309
First Quantum Minerals Ltd. 7.00% 20211	121,546	113,342
First Quantum Minerals Ltd. 7.25% 20221	11,900	11,008

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Bonds, notes & other debt instruments Corporate bonds, notes & loans (continued) Materials (continued)	Principal amount (000)	Value (000)
FMG Resources 6.00% 20171	$163,133	$162,011
FMG Resources 6.875% 20181,5	31,904	31,346
FMG Resources 8.25% 20191	4,000	3,395
Georgia Gulf Corp. 4.625% 2021	7,257	7,203
Georgia Gulf Corp. 4.875% 2023	11,300	11,258
Graphic Packaging International, Inc. 4.75% 2021	10,390	10,858
JMC Steel Group Inc. 8.25% 20181	149,465	126,111
LSB Industries, Inc. 7.75% 2019	59,495	62,321
Mirabela Nickel Ltd. 1.00% 20441,2,4	287	287
OMNOVA Solutions Inc. 7.875% 2018	12,000	12,225
Owens-Illinois, Inc. 5.00% 20221	3,920	4,008
Owens-Illinois, Inc. 5.375% 20251	2,940	3,032
Paperworks Industries Inc. 9.50% 20191	7,000	7,201
Rayonier Advanced Materials Inc. 5.50% 20241	51,205	44,164
Reynolds Group Inc. 9.875% 2019	12,971	13,960
Reynolds Group Inc. 5.75% 2020	167,710	173,789
Ryerson Inc. 9.00% 2017	37,905	38,379
Ryerson Inc. 11.25% 2018	30,607	31,219
Smurfit Capital Funding PLC 7.50% 2025	21,265	25,837
Solenis, Term Loan, 7.75% 20223,5,6	32,855	31,951
Tembec Industries Inc. 9.00% 20191	31,230	31,777
U.S. Coatings Acquisition Inc. (Flash Dutch 2 BV) 7.375% 20211	12,355	13,343
Verso Paper Holdings LLC 11.75% 2019	6,332	5,936
Walter Energy, Inc. 9.50% 20191	77,685	46,999
Walter Energy, Inc. 9.875% 2020	15,100	982
Walter Energy, Inc. 11.00% 20201,3,4	7,500	749
Walter Energy, Inc. 8.50% 2021	12,800	832
		1,333,888
Information technology 6.05%
Alcatel-Lucent USA Inc. 4.625% 20171	59,300	60,857
Alcatel-Lucent USA Inc. 6.75% 20201	57,858	61,908
Alcatel-Lucent USA Inc. 8.875% 20201	60,750	66,521
Compucom Systems Inc., 7.00% 20211	12,825	9,939
First Data Corp. 7.375% 20191	5,000	5,238
First Data Corp. 6.75% 20201	5,079	5,422
First Data Corp. 8.25% 20211	46,484	50,319
First Data Corp. 11.75% 2021	132,978	154,421
First Data Corp. 12.625% 2021	129,746	154,073
First Data Corp. 8.75% 20221,3,4	16,963	18,341
Freescale Semiconductor, Inc. 5.00% 20211	56,325	59,704
Freescale Semiconductor, Inc. 6.00% 20221	60,130	65,391
Freescale Semiconductor, Inc., Term Loan B4, 4.25% 20203,5,6	15,800	15,854
Global A&T Electronics Ltd. 10.00% 20191	10,000	9,825
Lawson Software, Inc. 9.375% 2019	30,800	33,071
NXP BV and NXP Funding LLC 3.75% 20181	17,000	17,383
Serena Software, Inc., Term Loan B, 7.50% 20203,5,6	72,735	73,023
SRA International, Inc. 11.00% 2019	77,912	82,976
SRA International, Inc., Term Loan B, 6.50% 20183,5,6	123,232	123,964
SunGard Data Systems Inc. 7.625% 2020	57,250	60,757
TIBCO Software, Inc. 11.375% 20211	23,800	24,187
TIBCO Software, Inc., Term Loan B, 6.50% 20203,5,6	17,000	17,029
		1,170,203

American High-Income Trust — Page 8 of 16

unaudited

Bonds, notes & other debt instruments Corporate bonds, notes & loans (continued) Financials 5.46%	Principal amount (000)	Value (000)
Ally Financial Inc. 8.00% 2031	$30,469	$39,762
American Tower Corp. 7.00% 2017	5,825	6,563
American Tower Corp. 7.25% 2019	3,019	3,550
Bank of America Corp. 4.00% 2025	2,000	2,030
Bank of America Corp., Series AA, 6.10% (undated)	48,895	49,720
Bank of Ireland 10.00% 2022	€7,000	10,352
Catlin Insurance Ltd., junior subordinated 7.249% (undated)1,3	$30,275	28,496
CIT Group Inc. 4.25% 2017	13,000	13,228
CIT Group Inc. 5.00% 2017	50,000	51,547
CIT Group Inc. 3.875% 2019	35,355	35,090
CIT Group Inc., Series C, 5.50% 20191	12,350	12,875
Citigroup Inc., Series O, 5.875% (undated)	22,526	22,808
Crescent Resources 10.25% 20171	119,004	127,929
Crown Castle International Corp. 4.875% 2022	37,000	38,503
Genworth Financial, Inc., junior subordinated 6.15% 20663	17,500	10,500
Icahn Enterprises Finance Corp. 3.50% 2017	58,000	58,580
Icahn Enterprises Finance Corp. 6.00% 2020	9,650	10,061
International Lease Finance Corp. 8.625% 2015	4,250	4,378
Iron Mountain Inc. 6.00% 2023	950	1,007
Iron Mountain Inc. 5.75% 2024	20,000	20,325
iStar Financial Inc. 4.00% 2017	44,525	44,135
iStar Financial Inc., Series B, 9.00% 2017	34,965	38,551
iStar Financial Inc. 4.875% 2018	37,664	37,993
iStar Financial Inc. 5.00% 2019	45,550	45,721
Liberty Mutual Group Inc., Series B, 7.00% 20671,3	11,185	11,526
Liberty Mutual Group Inc., Series A, 7.80% 20871,3	39,908	48,987
MetLife Capital Trust IV, junior subordinated 7.875% 20671,3	14,950	19,883
MetLife Capital Trust X, junior subordinated 9.25% 20681,3	12,500	18,672
Morgan Stanley, Series J, 5.55% (undated)	1	1
Ocwen Financial Corp. 6.625% 20191	17,650	15,356
Popular, Inc. 7.00% 2019	7,561	7,533
QBE Capital Funding III LP 7.25% 20411,3	7,650	8,521
Realogy Corp. 4.50% 20191	101,820	103,602
Realogy Corp. 7.625% 20201	3,000	3,244
Realogy Corp. 9.00% 20201	25,214	27,609
Realogy Corp. 5.25% 20211	17,350	17,740
Realogy Corp., LOC, 4.40% 20163,5,6	3,778	3,742
Royal Bank of Scotland Group PLC, junior subordinated 6.99% (undated)1,3	15,376	18,221
Ryman Hospitality Properties, Inc. 5.00% 2021	7,435	7,639
Springleaf Finance Corp. 5.25% 2019	30,000	29,737
		1,055,717
Utilities 1.51%
AES Corp. 8.00% 2017	2,373	2,749
AES Corp. 8.00% 2020	11,050	12,680
AES Corp. 7.375% 2021	2,375	2,672
AES Corp. 4.875% 2023	7,000	6,799
AES Corp. 5.50% 2024	13,000	13,065
Calpine Corp. 5.375% 2023	26,035	26,165
Calpine Corp. 7.875% 20231	2,748	3,051
Calpine Corp. 5.50% 2024	9,975	10,075
Dynegy Finance Inc. 6.75% 20191	18,680	19,357
Dynegy Finance Inc. 7.375% 20221	28,840	30,426
Dynegy Finance Inc. 7.625% 20241	24,955	26,234

American High-Income Trust — Page 9 of 16

unaudited

Bonds, notes & other debt instruments Corporate bonds, notes & loans (continued) Utilities (continued)	Principal amount (000)	Value (000)
Emgesa SA ESP 8.75% 2021	COP10,600,000	$4,439
Enel Società per Azioni 8.75% 20731,3	$15,000	18,110
Midwest Generation, LLC, Series B, 8.56% 20162,5,7	2,953	2,975
NRG Energy, Inc. 6.25% 2022	34,930	36,109
NRG Energy, Inc. 6.625% 2023	9,000	9,360
Texas Competitive Electric Holdings, Term Loan Strip, 3.75% 20163,5,6	11,287	11,359
TXU, Term Loan, 3.737% 20143,5,6,7	5,802	3,465
TXU, Term Loan, 4.65% 20173,5,6,7	86,979	52,241
		291,331
Consumer staples 0.42%
C&S Group Enterprises LLC 5.375% 20221	31,375	30,747
Constellation Brands, Inc. 3.875% 2019	1,250	1,291
Constellation Brands, Inc. 6.00% 2022	4,975	5,696
Constellation Brands, Inc. 4.25% 2023	3,000	3,094
H.J Heinz Co. 4.875% 20251	18,500	20,096
Ingles Markets, Inc. 5.75% 2023	11,000	11,440
Smithfield Foods, Inc. 7.75% 2017	4,570	5,107
Smithfield Foods, Inc. 5.25% 20181	1,000	1,025
Stater Bros. Holdings Inc., Term Loan B, 4.75% 20213,5,6	2,943	2,945
		81,441
Total corporate bonds, notes & loans		16,144,414
Bonds & notes of governments & government agencies outside the U.S. 2.42%
Argentina (Republic of) 7.00% 2017	70,555	66,865
Ghana (Republic of) 7.875% 2023	32,505	30,981
Ghana (Republic of) 7.875% 20231	760	724
Ghana (Republic of) 8.125% 20261,5	7,365	7,010
Greek Government 4.75% 2019	€10,500	7,505
Greek Government 3.00%/3.65% 20239	3,915	2,361
Greek Government 3.00%/3.65% 20249	3,915	2,317
Greek Government 3.00%/3.65% 20259	3,915	2,271
Greek Government 3.00%/3.65% 20269	3,915	2,168
Greek Government 3.00%/3.65% 20279	3,915	2,136
Greek Government 3.00%/3.65% 20289	3,915	2,091
Greek Government 3.00%/3.65% 20299	7,805	4,143
Greek Government 3.00%/3.65% 20309	7,805	4,095
Greek Government 3.00%/3.65% 20319	7,805	4,106
Greek Government 3.00%/3.65% 20329	7,805	4,089
Greek Government 3.00%/3.65% 20339	7,805	4,062
Greek Government 3.00%/3.65% 20349	7,805	4,056
Greek Government 3.00%/3.65% 20359	7,805	4,067
Greek Government 3.00%/3.65% 20369	15,290	7,965
Greek Government 3.00%/3.65% 20379	19,040	9,888
Greek Government 3.00%/3.65% 20389	16,240	8,411
Greek Government 3.00%/3.65% 20399	12,540	6,545
Greek Government 3.00%/3.65% 20409	17,090	8,851
Greek Government 3.00%/3.65% 20419	18,790	9,737
Greek Government 3.00%/3.65% 20429	13,540	7,140
Hungarian Government 6.25% 2020	$5,800	6,630
India (Republic of) 7.28% 2019	INR5,550,000	87,493
Indonesia (Republic of) 8.375% 2034	IDR311,300,000	25,384
Kenya (Rebulic of) 5.875 20191	$1,985	2,048

American High-Income Trust — Page 10 of 16

unaudited

Bonds, notes & other debt instruments Bonds & notes of governments & government agencies outside the U.S. (continued)	Principal amount (000)	Value (000)
Kenya (Republic of) 6.875% 20241	$32,205	$33,791
Portuguese Government 5.125% 20241	800	892
Republic of Senegal 6.25% 20241	13,675	13,394
South Africa (Republic of), Series R-2023, 7.75% 2023	ZAR165,125	13,760
United Mexican States Government, Series M20, 10.00% 2024	MXN180,000	15,355
Zambia (Republic of) 5.375% 2022	$31,295	28,877
Zambia (Republic of) 8.50% 2024	26,405	28,039
		469,247
U.S. Treasury bonds & notes 0.35% U.S. Treasury 0.35%
U.S. Treasury 6.25% 202310	50,000	67,371
Total U.S. Treasury bonds & notes		67,371
Municipals 0.15%
State of New Jersey, Econ. Dev. Auth., Energy Fac. Rev. Bonds (ACR Energy Partners, LLC Project), Series 2011-B, 12.00% 20301,7	12,385	5,511
State of Ohio, Buckeye Tobacco Settlement Fncg. Auth., Tobacco Settlement Asset-backed Bonds, Current Interest Bonds, Series 2007-A-2, 5.875% 2047	10,000	8,237
State of Ohio, Buckeye Tobacco Settlement Fncg. Auth., Tobacco Settlement Asset-backed Bonds, Current Interest Bonds, Series 2007-A-2, 6.50% 2047	10,000	8,930
Puerto Rico, Aqueduct and Sewer Auth., Rev. Ref. Bonds, Series 2012-A, 5.25% 2042	9,980	6,631
Puerto Rico, University of Puerto Rico, University System Rev. Ref. Bonds, Series 2006-P, 5.00% 2023	800	453
		29,762
Total bonds, notes & other debt instruments (cost: $17,167,372,000)		16,710,794
Convertible bonds 0.97% Financials 0.44%
Banco Bilbao Vizcaya Argentaria, SA 9.00% convertible notes 20493	20,200	22,018
Bank of Ireland 10.00% convertible notes 2016	€8,360	9,742
Lloyds Banking Group PLC 7.50% convertible notes 20493	$50,009	53,260
		85,020
Energy 0.20%
American Energy (Permian Basin) 8.00% convertible notes 20221,4	17,500	16,362
American Energy Utica, LLC 3.50% convertible notes 20211,3,4	43,726	21,863
		38,225
Information technology 0.14%
Liberty Media Corp. 3.50% convertible notes 2031	48,500	26,963
Materials 0.04%
Mirabela Nickel Ltd. 9.50% convertible notes 20191,4	11,496	8,450
Telecommunication services 0.04%
Clearwire Corp. 8.25% convertible notes 20401	7,722	8,436

American High-Income Trust — Page 11 of 16

unaudited

Convertible bonds Miscellaneous 0.11%	Principal amount (000)	Value (000)
Other convertible bonds in initial period of acquisition		$20,705
Total convertible bonds (cost: $196,804,000)		187,799
Convertible stocks 1.30% Financials 0.34%	Shares
Weyerhaeuser Co., Series A, 6.375% convertible preferred	1,000,000	54,720
American Tower Corp., Series A, convertible preferred	100,000	10,340
		65,060
Industrials 0.32%
CEVA Group PLC, Series A-1, 3.275% convertible preferred2	47,121	47,122
CEVA Group PLC, Series A-2, 2.275% convertible preferred2,11	21,063	15,270
		62,392
Utilities 0.23%
Exelon Corp., convertible preferred, units	909,000	44,223
Energy 0.19%
Chesapeake Energy Corporation 5.75% convertible preferred1	33,000	28,871
Chesapeake Energy Corporation 5.75% convertible preferred	9,000	7,874
		36,745
Miscellaneous 0.22%
Other convertible stocks in initial period of acquisition		43,374
Total convertible stocks (cost: $268,505,000)		251,794
Preferred securities 0.50% Financials 0.50%
Ally Financial Inc., Series G, 7.00%1,12	23,250	23,864
Ally Financial Inc., Series 2, 8.125% preferred	650,000	17,063
Morgan Stanley, Series I, depositary shares	758,000	19,738
Swire Pacific Ltd. 8.84% cumulative guaranteed perpetual capital securities1	365,000	9,889
First Republic Bank, Series A, noncumulative convertible preferred	350,000	9,205
Citigroup Inc., Series K, depositary shares	332,435	9,062
Goldman Sachs Group, Inc., Series J, 5.50% depositary shares	300,000	7,554
Total preferred securities (cost: $82,009,000)		96,375
Common stocks 1.31% Consumer discretionary 0.54%
Cooper-Standard Holdings Inc.8,12	1,663,543	98,482
Ford Motor Co.	410,210	6,621
Adelphia Recovery Trust, Series ACC-12,12	10,643,283	31
Adelphia Recovery Trust, Series Arahova2,12	1,773,964	19
Five Star Travel Corp.1,2,12	83,780	18
Revel AC, Inc. (CVR)2,8,11,12	43,088,200	—
Revel AC, Inc.2,8,11,12	908,183	—
		105,171

American High-Income Trust — Page 12 of 16

unaudited

Common stocks Industrials 0.30%	Shares	Value (000)
CEVA Group PLC1,2,12	59,168	$42,897
Delta Air Lines, Inc.	299,769	13,478
United Continental Holdings, Inc.12	22,981	1,545
Quad/Graphics, Inc., Class A	9,252	212
Atrium Corp.1,2,12	10,987	11
		58,143
Financials 0.22%
American Tower Corp.	323,067	30,417
Citigroup Inc.	205,574	10,591
EME Reorganization Trust	41,998,595	1,680
		42,688
Health care 0.14%
Rotech Healthcare Inc.2,8,12	1,916,276	27,786
Energy 0.00%
General Maritime Corp.1,2,12	12,599	438
Petroplus Holdings AG2,12	3,360,000	—
		438
Miscellaneous 0.11%
Other common stocks in initial period of acquisition		20,052
Total common stocks (cost: $272,333,000)		254,278
Rights & warrants 0.01% Consumer discretionary 0.01%
Cooper-Standard Holdings Inc., warrants, expire 20178,12	48,411	1,506
Liberman Broadcasting, Inc., warrants, expire 20222,11,12	10	—
		1,506
Energy 0.00%
General Maritime Corp., warrants, expire 20171,2,12	19,483	73
Total rights & warrants (cost: $5,447,000)		1,579
Short-term securities 7.42%	Principal amount (000)
Caterpillar Financial Services Corp. 0.11% due 5/12/2015	$50,000	49,993
Chariot Funding, LLC 0.22% due 4/16/20151	25,000	24,998
Chevron Corp. 0.12%–0.13% due 5/6/2015–5/20/20151	88,700	88,685
Ciesco LLC 0.30% due 9/8/2015	25,000	24,968
Coca-Cola Co. 0.12%–0.21% due 4/24/2015–7/22/20151	105,750	105,723
Emerson Electric Co. 0.10%–0.12% due 4/30/2015–5/13/20151	75,000	74,994
ExxonMobil Corp. 0.08% due 4/1/2015	50,000	50,000
Fannie Mae 0.08%–0.16% due 6/8/2015–9/14/2015	95,000	94,969
Federal Home Loan Bank 0.05%–0.20% due 4/6/2015–11/25/2015	512,600	512,487
Freddie Mac 0.08%–0.10% due 7/27/2015–8/7/2015	150,000	149,957
John Deere Bank SA 0.10% due 4/8/20151	17,800	17,800
Jupiter Securitization Co., LLC 0.27% due 8/21/20151	50,000	49,940
National Rural Utilities Cooperative Finance Corp. 0.09% due 4/1/2015	30,000	30,000
PepsiCo Inc. 0.09% due 5/6/20151	50,000	49,996

American High-Income Trust — Page 13 of 16

unaudited

Short-term securities	Principal amount (000)	Value (000)
Precision Castparts Corp. 0.12%–0.13% due 6/3/2015–7/13/20151	$36,100	$36,081
U.S. Treasury Bills 0.13% due 6/25/2015	49,300	49,300
United Technologies Corp. 0.12% due 5/13/20151	25,000	24,995
Total short-term securities (cost: $1,434,818,000)		1,434,886
Total investment securities 97.86% (cost: $19,427,288,000)		18,937,505
Other assets less liabilities 2.14%		413,977
Net assets 100.00%		$19,351,482

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average notional amount of open forward currency contracts was $187,682,000 over the prior 12-month period.

	Settlement date	Counterparty	Contract amount		Unrealized (depreciation) appreciation at 3/31/2015 (000)
			Receive (000)	Deliver (000)
Sales:
Euros	4/20/2015	JPMorgan Chase	$32,183	€30,000	$(84)
Euros	4/27/2015	HSBC Bank	$9,084	€8,300	156
					$72

Interest rate swaps

The fund has entered into interest rate swaps as shown in the following table. The average notional amount of interest rate swaps was $20,000,000 over the prior nine-month period.

Pay/receive fixed rate	Clearinghouse	Floating rate index	Fixed rate	Expiration date	Notional amount (000)	Unrealized depreciation at 3/31/2015 (000)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.197%	7/22/2021	$20,000	$(584)

American High-Income Trust — Page 14 of 16

unaudited

Credit default swaps

The fund has entered into credit default swaps as shown in the following table. The average notional amount of credit default swaps was $111,908,000 over the prior 12-month period.

Centrally cleared credit default swaps on credit indices — sell protection

Referenced index	Clearinghouse	Receive fixed rate	Expiration date	Notional amount (000)	Unrealized appreciation at 3/31/2015 (000)
CDX North American High Yield Index Series 21	Intercontinental Exchange, Inc.	5.00%	12/20/2018	$17,460	$1,533
CDX North American High Yield Index Series 22	Intercontinental Exchange, Inc.	5.00	6/20/2019	28,130	2,435
CDX North American High Yield Index Series 24	Intercontinental Exchange, Inc.	5.00	6/20/2020	32,000	2,270
					$6,238

1	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $7,939,502,000, which represented 41.03% of the net assets of the fund.
2	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous“ and “Other securities,“ was $396,010,000, which represented 2.05% of the net assets of the fund.
3	Coupon rate may change periodically.
4	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
5	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
6	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $1,394,211,000, which represented 7.20% of the net assets of the fund.
7	Scheduled interest and/or principal payment was not received.
8	Represents an affiliated company as defined under the Investment Company Act of 1940.
9	Step bond; coupon rate will increase at a later date.
10	A portion of this security was pledged as collateral. The total value of pledged collateral was $5,029,000, which represented .03% of the net assets of the fund.
11	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
12	Security did not produce income during the last 12 months.

Private placement securities	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
CEVA Group PLC, Series A-2, 2.253% convertible preferred	5/2/2013	$20,349	$15,270.08%
Revel AC, Inc.	2/14/2011-8/22/2014	45,288	—	.00
Revel AC, Inc. (CVR)	2/15/2011-3/15/2013	7,796	—	.00
Liberman Broadcasting, Inc., warrants, expire 2022	12/13/2012-11/26/2014	—	—	.00
Total private placement securities		$ 73,433	$ 15,270.08

Key to abbreviations and symbol
CVR = Contingent Value Rights
COP = Colombian pesos
€ = Euros
IDR = Indonesian rupiah
INR = Indian rupees
LOC = Letter of Credit
MXN = Mexican pesos
ZAR = South African rand
Auth. = Authority
Dev. = Development
Econ. = Economic
Fac. = Facility
Fncg. = Financing
Ref. = Refunding
Rev. = Revenue

American High-Income Trust — Page 15 of 16

unaudited

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

Summary investment portfolio March 31, 2015	unaudited

Portfolio by type of security	Percent of net assets

Bonds, notes & other debt instruments 86.35%	Principal amount (000)	Value (000)
Corporate bonds, notes & loans 83.43%
Telecommunication services 15.30%
Altice Financing SA 6.625% 2023[1]	$38,325	$39,666
Altice Finco SA 6.50%–8.13% 2022–2025[1]	25,900	27,078
Altice Finco SA, First Lien, 7.25% 2022	€13,175	14,815
Altice Finco SA, First Lien, 7.75% 2022[1]	$18,950	19,329
Altice SA 7.625% 2025[1]	5,975	6,016
Clearwire Communications and Clearwire Finance, Inc. 14.75% 2016[1]	13,650	16,346
Digicel Group Ltd. 8.25% 2020[1]	97,200	97,832
Digicel Group Ltd. 6.00% 2021[1]	92,592	88,194
Digicel Group Ltd. 7.00%–7.13% 2020–2022[1]	63,075	58,262
Frontier Communications Corp. 6.25%–9.25% 2018–2024	176,166	194,088
Intelsat Jackson Holding Co. 7.25% 2020	36,475	37,660
Intelsat Jackson Holding Co. 6.625% 2022	136,625	132,526
Intelsat Luxembourg Holding Co. 6.75% 2018	30,600	30,064
MetroPCS Wireless, Inc. 6.25% 2021	144,470	150,791
MetroPCS Wireless, Inc. 6.625% 2023	107,535	113,181
NII Capital Corp. 7.875% 2019[1,2]	127,080	118,502
NII Capital Corp. 11.375% 2019[1,2]	196,970	188,106
NII Capital Corp. 7.63%–10.00% 2016–2021[2]	486,997	199,726
NII Holdings, Term Loan-DIP, 8.00% 2016[3,4,5,6,7]	37,820	37,820
Numericable Group SA 4.875% 2019[1]	113,850	113,708
Numericable Group SA 6.00%–6.25% 2022–2024[1]	34,350	34,870
SoftBank Corp. 4.50% 2020[1]	85,810	87,955
Sprint Capital Corp. 6.90%–8.75% 2019–2032	6,800	7,066
Sprint Nextel Corp. 7.00% 2020	218,335	222,838
Sprint Nextel Corp. 7.25% 2021	100,625	101,505
Sprint Nextel Corp. 7.88%–11.50% 2018–2023[1]	155,255	173,218
T-Mobile US, Inc. 6.542% 2020	108,475	114,577
T-Mobile US, Inc. 6.38%–6.73% 2022–2025	87,325	91,129
Trilogy International Partners, LLC 10.25% 2016[1]	106,840	103,629
Wind Acquisition SA 4.75% 2020[1]	89,425	89,872

4	American High-Income Trust

	Principal amount (000)	Value (000)
Wind Acquisition SA 7.375% 2021[1]	$155,350	$161,564
Other securities		88,531
		2,960,464

Consumer discretionary 14.44%
Cequel Communications Holdings I, LLC and Cequel Capital Corp. 6.375% 2020[1]	112,415	119,019
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 5.50% 2022	120,725	123,743
Playa Resorts Holding BV 8.00% 2020[1]	89,827	92,073
Other securities		2,458,978
		2,793,813

Industrials 12.36%
Altegrity, Inc. 9.50% 2019[1]	151,950	146,632
Associated Materials, LLC and AMH New Finance, Inc. 9.125% 2017	182,367	160,027
Nortek Inc. 8.50% 2021	83,777	90,060
Other securities		1,995,545
		2,392,264

Health care 11.01%
inVentiv Health Inc, Term Loan B4, 7.75% 2018[4,6,7]	57,910	58,200
inVentiv Health Inc. 9.00% 2018[1]	170,495	179,872
inVentiv Health Inc. 11.00% 2018[1]	72,376	69,351
inVentiv Health Inc. 12.00% 2018[1,4,5]	110,248	110,579
Kinetic Concepts, Inc. 10.50% 2018	165,400	179,459
Kinetic Concepts, Inc. 12.50% 2019	158,212	173,638
VPI Escrow Corp. 6.375% 2020[1]	83,133	86,666
VPI Escrow Corp. 6.75%–7.50% 2018–2021[1]	62,785	66,509
VRX Escrow Corp. 6.125% 2025[1]	138,585	143,955
VRX Escrow Corp. 5.38%–5.88% 2020–2023[1]	34,715	35,318
VWR Funding, Inc. 7.25% 2017	93,799	98,254
Other securities		929,526
		2,131,327

Energy 9.99%
NGPL PipeCo LLC 7.119% 2017[1]	142,395	141,683
NGPL PipeCo LLC 9.625% 2019[1]	126,850	126,454
NGPL PipeCo LLC, Term Loan B, 6.75% 2017[4,6,7]	10,560	10,122
PDC Energy Inc. 7.75% 2022	95,350	100,594
Peabody Energy Corp. 6.00% 2018	167,222	131,269
Rice Energy Inc. 6.25% 2022	108,170	106,007
Sabine Pass Liquefaction, LLC 5.625% 2021	84,525	85,370
Other securities		1,232,467
		1,933,966

Materials 6.89%
First Quantum Minerals Ltd. 6.75% 2020[1]	151,945	141,309
First Quantum Minerals Ltd. 7.00% 2021[1]	121,546	113,342
First Quantum Minerals Ltd. 7.25% 2022[1]	11,900	11,008
FMG Resources 6.00% 2017[1]	163,133	162,011
FMG Resources 6.88%–8.25% 2018–2019[1,6]	35,904	34,741
JMC Steel Group Inc. 8.25% 2018[1]	149,465	126,111
Reynolds Group Inc. 5.75% 2020	167,710	173,789
Other securities		571,577
		1,333,888

American High-Income Trust	5

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Information technology 6.05%
First Data Corp. 11.75% 2021	$132,978	$154,421
First Data Corp. 12.625% 2021	129,746	154,073
First Data Corp. 6.75%–8.75% 2019–2022[1,4,5]	73,526	79,320
SRA International, Inc. 11.00% 2019	77,912	82,976
SRA International, Inc., Term Loan B, 6.50% 2018[4,6,7]	123,232	123,964
Other securities		575,449
		1,170,203

Financials 5.46%
Crescent Resources 10.25% 2017[1]	119,004	127,929
Realogy Corp. 4.50% 2019[1]	101,820	103,602
Other securities		824,186
		1,055,717

Other 1.93%
Other securities		372,772

Total corporate bonds, notes & loans		16,144,414

Bonds & notes of governments & government agencies outside the U.S. 2.42%
India (Republic of) 7.28% 2019	INR5,550,000	87,493
Other securities		381,754
		469,247

Other bonds & notes 0.50%
Other securities		97,133

Total bonds, notes & other debt instruments (cost: $17,167,372,000)		16,710,794

Convertible bonds 0.97%
Telecommunication services 0.04%
Clearwire Corp. 8.25% convertible notes 2040[1]	$7,722	8,436

Other 0.82%
Other securities		158,658

Miscellaneous 0.11%
Other convertible bonds in initial period of acquisition		20,705
Total convertible bonds (cost: $196,804,000)		187,799

Convertible stocks 1.30%	Shares
Other 1.08%
Other securities		208,420

Miscellaneous 0.22%
Other convertible stocks in initial period of acquisition		43,374
Total convertible stocks (cost: $268,505,000)		251,794

6	American High-Income Trust

Preferred securities 0.50%	Shares	Value (000)
Financials 0.50%
Other securities		$96,375

Total preferred securities (cost: $82,009,000)		96,375

Common stocks 1.31%
Consumer discretionary 0.54%
Cooper-Standard Holdings Inc., Class [8,9]	1,663,543	98,482
Other securities		6,689
		105,171

Other 0.66%
Other securities		129,055

Miscellaneous 0.11%
Other common stocks in initial period of acquisition		20,052

Total common stocks (cost: $272,333,000)		254,278

Rights & warrants 0.01%
Other 0.01%
Other securities		1,579
Total rights & warrants (cost: $5,447,000)		1,579

Short-term securities 7.42%	Principal amount (000)
Chevron Corp. 0.12%–0.13% due 5/6/2015–5/20/2015[1]	$88,700	88,685
Coca-Cola Co. 0.12%–0.21% due 4/24/2015–7/22/2015[1]	105,750	105,723
Fannie Mae 0.08%–0.16% due 6/8/2015–9/14/2015	95,000	94,969
Federal Home Loan Bank 0.05%–0.20% due 4/6/2015–11/25/2015	512,600	512,487
Freddie Mac 0.08%–0.10% due 7/27/2015–8/7/2015	150,000	149,957
Other securities		483,065

Total short-term securities (cost: $1,434,818,000)		1,434,886
Total investment securities 97.86% (cost: $19,427,288,000)		18,937,505
Other assets less liabilities 2.14%		413,977

Net assets 100.00%		$19,351,482

American High-Income Trust	7

This summary investment portfolio is designed to streamline the report and help investors better focus on the funds principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio, including securities which were pledged as collateral. The total value of pledged collateral was $5,029,000, which represented .03% of the net assets of the fund.

Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average notional amount of open forward currency contracts was $187,682,000 over the prior 12-month period.

					Unrealized
					(depreciation)
			Contract amount		appreciation
			Receive	Deliver	at 3/31/2015
	Settlement date	Counterparty	(000)	(000)	(000)
Sales:
Euros	4/20/2015	JPMorgan Chase	$32,183	€30,000	$ (84)
Euros	4/27/2015	HSBC Bank	$9,084	€8,300	156
					$ 72

Interest rate swaps

The fund has entered into interest rate swaps as shown in the following table. The average notional amount of interest rate swaps was $20,000,000 over the prior nine-month period.

Pay/receive fixed rate	Clearinghouse	Floating rate index	Fixed rate	Expiration date	Notional amount (000)	Unrealized depreciation at 3/31/2015 (000)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.197%	7/22/2021	$20,000	$(584)

8	American High-Income Trust

Credit default swaps

The fund has entered into credit default swaps as shown in the following table. The average notional amount of credit default swaps was $111,908,000 over the prior 12-month period.

Centrally cleared credit default swaps on credit indices — sell protection

Referenced index	Clearinghouse	Receive fixed rate	Expiration date	Notional amount (000)	Unrealized appreciation at 3/31/2015 (000)
CDX North American High Yield Index Series 21	Intercontinental Exchange, Inc.	5.00%	12/20/2018	$17,460	$1,533
CDX North American High Yield Index Series 22	Intercontinental Exchange, Inc.	5.00	6/20/2019	28,130	2,435
CDX North American High Yield Index Series 24	Intercontinental Exchange, Inc.	5.00	6/20/2020	32,000	2,270
					$6,238

American High-Income Trust	9

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on such holdings and related transactions during the six months ended March 31, 2015, appear below.

	Beginning shares or principal amount	Additions	Reductions	Ending shares or principal amount	Interest income (000)	Value of affiliates at 3/31/2015 (000)
Rotech Healthcare Inc., Term Loan, 13.00% 2020[3,4,5,6,7]	$48,999,901	$2,824,354	—	$51,824,255	$3,279	$51,565
Rotech Healthcare Inc.[3,9]	1,916,276	—	—	1,916,276	—	27,786
Rotech Healthcare Inc., Term Loan A, 5.50% 2018[3,4,6,7]	$25,641,000	—	$129,500	$25,511,500	716	25,384
Rotech Healthcare Inc., Term Loan B, 10.00% 2019[3,4,6,7]	$20,825,000	—	—	$20,825,000	1,059	20,721
Cooper-Standard Holdings Inc.[9]	1,663,543	—	—	1,663,543	—	98,482
Cooper-Standard Holdings Inc., warrants, expire 2017[9]	48,411	—	—	48,411	—	1,506
Revel AC, Inc.[3,9,10]	908,183	—	—	908,183	—	—
Revel AC, Inc. (CVR)[3,9,10]	43,088,200	—	—	43,088,200	—	—
Revel Entertainment, Term Loan B, 10.00% 2015[2,3,4,5,6,7]	$15,286,433	$782,582	—	$16,069,015	—	—
Revel Entertainment, Term Loan B, 14.50% 2018[2,3,4,5,6,7]	$82,238,556	—	—	$82,238,555	—	—
					$5,054	$225,444

10	American High-Income Trust

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $7,939,502,000, which represented 41.03% of the net assets of the fund.
[2]	Scheduled interest and/or principal payment was not received.
[3]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $396,010,000, which represented 2.05% of the net assets of the fund.
[4]	Coupon rate may change periodically.
[5]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
[6]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[7]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans, including those in “Other securities,” was $1,394,211,000, which represented 7.20% of the net assets of the fund.
[8]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[9]	Security did not produce income during the last 12 months.
[10]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

Private placement securities	Acquisition dates	Cost (000)	Value (000)	Percent of net assets
Revel AC, Inc.	2/14/2011-8/22/2014	$45,288	$—	.00%
Revel AC, Inc. (CVR)	2/15/2011-3/15/2013	7,796	—	.00
Other private placement securities		20,349	15,270	.08
Total private placement securities		$73,433	$15,270	.08%

Key to abbreviations and symbol

CVR = Contingent Value Rights

€ = Euros

INR = Indian rupees

See Notes to Financial Statements

American High-Income Trust	11

Financial statements

Statement of assets and liabilities at March 31, 2015	unaudited (dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $19,096,102)	$18,712,061
Affiliated issuers (cost: $331,186)	225,444	$18,937,505
Cash denominated in currencies other than U.S. dollars (cost: $790)		797
Cash		4,796
Unrealized appreciation on open forward currency contracts		156
Receivables for:
Sales of investments	75,367
Sales of fund’s shares	18,361
Closed forward currency contracts	92
Variation margin	63
Dividends and interest	384,351	478,234
		19,421,488
Liabilities:
Unrealized depreciation on open forward currency contracts		84
Payables for:
Purchases of investments	9,622
Repurchases of fund’s shares	39,712
Dividends on fund’s shares	6,138
Closed forward currency contracts	114
Investment advisory services	4,510
Services provided by related parties	6,706
Trustees’ deferred compensation	300
Other	2,820	69,922
Net assets at March 31, 2015		$19,351,482

Net assets consist of:
Capital paid in on shares of beneficial interest		$20,287,470
Distributions in excess of net investment income		(59,837)
Accumulated net realized loss		(385,140)
Net unrealized depreciation		(491,011)
Net assets at March 31, 2015		$19,351,482

See Notes to Financial Statements

12	American High-Income Trust

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —

unlimited shares authorized (1,781,311 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share
Class A	$13,547,736	1,247,074	$10.86
Class B	66,363	6,109	10.86
Class C	1,137,751	104,730	10.86
Class F-1	853,245	78,542	10.86
Class F-2	1,428,444	131,489	10.86
Class 529-A	354,462	32,628	10.86
Class 529-B	4,657	429	10.86
Class 529-C	125,387	11,542	10.86
Class 529-E	19,572	1,802	10.86
Class 529-F-1	23,476	2,161	10.86
Class R-1	22,130	2,037	10.86
Class R-2	213,471	19,650	10.86
Class R-2E	12	1	10.86
Class R-3	240,391	22,128	10.86
Class R-4	202,750	18,663	10.86
Class R-5	103,129	9,493	10.86
Class R-6	1,008,506	92,833	10.86

See Notes to Financial Statements

American High-Income Trust	13

Statement of operations for the six months ended March 31, 2015	unaudited (dollars in thousands)

Investment income:
Income:
Interest (net of non-U.S. taxes of $251; also includes $5,054 from affiliates)	$634,709
Dividends	12,290	$646,999
Fees and expenses*:
Investment advisory services	26,765
Distribution services	26,536
Transfer agent services	12,854
Administrative services	2,096
Reports to shareholders	569
Registration statement and prospectus	508
Trustees’ compensation	83
Auditing and legal	36
Custodian	84
Other	324	69,855
Net investment income		577,144

Net realized loss and unrealized depreciation on investments, forward currency contracts, interest rate swaps, credit default swaps and currency:
Net realized (loss) gain on:
Investments	(63,000)
Forward currency contracts	30,401
Interest rate swaps	(85)
Credit default swaps	701
Currency transactions	1,216	(30,767)
Net unrealized (depreciation) appreciation on:
Investments (net of non-U.S. taxes of $1,404)	(369,143)
Forward currency contracts	(1,424)
Interest rate swaps	(694)
Credit default swaps	7,287
Currency translations	(5,006)	(368,980)
Net realized loss and unrealized depreciation on investments, forward currency contracts, interest rate swaps, credit default swaps and currency		(399,747)

Net increase in net assets resulting from operations		$177,397

*	Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

14	American High-Income Trust

Statements of changes in net assets

(dollars in thousands)

	Six months ended March 31, 2015*	Year ended September 30, 2014
Operations:
Net investment income	$577,144	$1,226,348
Net realized (loss) gain on investments, forward currency contracts, interest rate swaps, credit default swaps and currency transactions	(30,767)	497,243
Net depreciation on investments, forward currency contracts, interest rate swaps, credit default swaps and currency translations	(368,980)	(752,027)
Net increase in net assets resulting from operations	177,397	971,564

Dividends paid or accrued to shareholders from net investment income	(593,526)	(1,224,533)

Net capital share transactions	(298,467)	282,076

Total (decrease) increase in net assets	(714,596)	29,107

Net assets:
Beginning of period	20,066,078	20,036,971
End of period (including distributions in excess of net investment income: $(59,837) and $(43,455), respectively)	$19,351,482	$20,066,078

*	Unaudited.

See Notes to Financial Statements

American High-Income Trust	15

Notes to financial statements	unaudited

1. Organization

American High-Income Trust (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified investment company. The fund seeks a high level of current income and, secondarily, capital appreciation through a diversified, carefully supervised portfolio consisting primarily of lower rated, higher risk corporate bonds.

The fund has 17 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and seven retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 3.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5 and R-6	None	None	None

*Class B and 529-B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

16	American High-Income Trust

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends to shareholders are declared daily after the determination of the fund’s net investment income and are paid to shareholders monthly. Distributions to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

American High-Income Trust	17

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

18	American High-Income Trust

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors. Interest rate swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency and pay frequency. Credit default swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency and pay frequency.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation

American High-Income Trust	19

guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of March 31, 2015 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Corporate bonds, notes & loans	$—	$15,941,948	$202,466	$16,144,414
Bonds & notes of governments & government agencies outside the U.S.	—	469,247	—	469,247
Other bonds & notes	—	97,133	—	97,133
Convertible bonds	—	187,799	—	187,799
Convertible stocks	189,402	62,392	—	251,794
Preferred securities	62,622	33,753	—	96,375
Common stocks	183,078	42,928	28,272	254,278
Rights & warrants	1,506	—	73	1,579
Short-term securities	—	1,434,886	—	1,434,886
Total	$436,608	$18,270,086	$230,811	$18,937,505

20	American High-Income Trust

	Other investments[1]
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$156	$—	$156
Unrealized appreciation on credit default swaps	—	6,238	—	6,238
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(84)	—	(84)
Unrealized depreciation on interest rate swaps	—	(584)	—	(584)
Total	$—	$5,726	$—	$5,726

[1]	Forward currency contracts, interest rate swaps and credit default swaps are not included in the investment portfolio.

The following table reconciles the valuation of the fund’s Level 3 investment securities and related transactions for the six months ended March 31, 2015 (dollars in thousands):

Beginning	Transfers			Net		Transfers	Ending
value at	into			realized	Unrealized	out of	value at
10/1/2014	Level 3[2]	Purchases	Sales	loss[3]	appreciation[3]	Level 3[2]	3/31/2015
$79,069	$107,984	$115,300	$(36,551)	$(12,371)	$7,454	$(30,074)	$230,811

Net unrealized depreciation during the period on Level 3 investment securities held at March 31, 2015[3]							$ (4,591)

[2]	Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred.
[3]	Net realized loss and unrealized appreciation (depreciation) are included in the related amounts on investments in the statement of operations.

Unobservable inputs — The significant unobservable inputs used to value the fund’s Level 3 investments include financial multiples of publicly traded comparable companies, estimates of recovery allocation and financial performance, and calculated discounts for

American High-Income Trust	21

lack of marketability. The following table provides additional information used by the fund’s investment adviser to fair value securities with significant unobservable inputs (dollars in thousands):

	Value at 3/31/2015	Valuation techniques	Unobservable input(s)	Range	Impact to valuation from an increase in input*
Common stocks	$28,273	Enterprise valuation	EV/EBITDA multiple	N/A	Increase
Bonds, notes & other debt instruments	202,466	Unchanged vendor price	N/A	N/A	N/A
		Cost	N/A	N/A	N/A
		Trading of similar issues adjusted for DLOM	DLOM	0%-5%	Decrease
Warrants	72	Black-Scholes model	Underlying share price	N/A	Increase
	$230,811

*	This column represents the directional change in fair value of the Level 3 securities that would result in an increase from the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

Key to abbreviations

EV = Enterprise value

EBITDA = Earnings before income taxes, depreciation and amortization

DLOM = Discount for lack of marketability

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The values of, and the income generated by, securities held by the fund may also decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in lower rated bonds — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality

22	American High-Income Trust

debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled or operate. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

American High-Income Trust	23

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Loan transactions — The fund has entered into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder’s portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan’s interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

Unfunded commitments — The fund has participated in transactions that involve unfunded commitments, which may obligate the fund to lend additional sums based upon the terms of the loan agreement. As of March 31, 2015, the fund’s maximum exposure of unfunded loan commitments was $58,589,000, which would represent .30% of the net assets of the fund should such commitments become due.

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations.

Interest rate swaps — The fund has entered into interest rate swap contracts, which are agreements to exchange one stream of future interest payments for another based on a specified notional amount. Typically, interest rate swaps exchange a fixed interest rate for a payment that floats relative to a benchmark or vice versa. The fund’s investment adviser uses interest rate swaps to seek to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. Risks

24	American High-Income Trust

may arise as a result of the fund’s investment adviser incorrectly anticipating changes in interest rates, increased volatility, reduced liquidity and the potential inability of counterparties to meet the terms of their agreements.

Upon entering into an interest rate swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as “initial margin.” Generally, the initial margin required for a particular interest rate swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, the fund’s investment adviser records daily interest accruals related to the exchange of future payments as a receivable and payable in the fund’s statement of assets and liabilities. The fund also pays or receives a “variation margin” based on the increase or decrease in the value of the interest rate swaps, including accrued interest, and records variation margin on interest rate swaps in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the interest rate swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from interest rate swaps are recorded in the fund’s statement of operations.

Credit default swap indices — The fund has entered into centrally cleared credit default swap agreements on credit indices (“CDSI”) that involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified return upon the occurrence of a credit event, such as a default or restructuring, with respect to any of the underlying issuers (reference obligations) in the referenced index. The fund’s investment adviser uses credit default swaps to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks. When the fund provides sell protection, its maximum exposure is the notional amount of the credit default swap agreement.

CDSI are portfolios of credit instruments or exposures designed to be representative of some part of the credit market, such as the high-yield or investment-grade credit market. CDSI are generally traded using standardized terms, including a fixed spread and standard maturity dates, and reference all the names in the index. If there is a credit event, it is settled based on that name’s weight in the index. The composition of the underlying issuers or obligations within a particular index may change periodically, usually every six months. A specified credit event may affect all or individual underlying reference obligations included in the index, and will be settled based upon the relative weighting of the affected obligation(s) within the index.

Upon entering into a centrally cleared CDSI contract, the fund is required to deposit with a derivatives clearing member (“DCM”) in a segregated account in the name of the DCM an amount of cash, U.S. government securities or other liquid securities, which is known as “initial margin.” Generally, the initial margin required for a particular credit default swap is set and held as collateral by the clearinghouse on which the contract is cleared.

American High-Income Trust	25

The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract. Securities deposited as initial margin are designated on the investment portfolio.

On a daily basis, interest accruals related to the exchange of future payments are recorded as a receivable and payable in the fund’s statement of assets and liabilities. The fund also pays or receives a “variation margin” based on the increase or decrease in the value of the centrally cleared swaps, and records variation margin in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from credit default swaps are recorded in the fund’s statement of operations.

The following tables present the financial statement impacts resulting from the fund’s use of forward currency contracts, interest rate swaps and credit default swaps as of or for the six months ended March 31, 2015 (dollars in thousands):

	Assets		Liabilities
Contract	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Forward currency	Unrealized appreciation on open forward currency contracts	$156	Unrealized depreciation on open forward currency contracts	$84

Forward currency	Receivables for closed forward currency contracts	92	Payables for closed forward currency contracts	114

Interest rate swaps	Variation margin	—	Variation margin	36

Credit default swaps	Variation margin	99	Variation margin	—
		$347		$234

	Net realized gain (loss)		Net unrealized (depreciation) appreciation
Contract	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Net realized gain on forward currency contracts	$30,401	Net unrealized depreciation on forward currency contracts	$(1,424)

Interest rate swaps	Net realized loss on interest rate swaps	(85)	Net unrealized depreciation on interest rate swaps	(694)

Credit default swaps	Net realized gain on credit default swaps	701	Net unrealized appreciation on credit default swaps	7,287
		$31,017		$5,169

26	American High-Income Trust

Collateral — The fund participates in a collateral program due to its use of forward currency contracts and interest rate swaps. For forward currency contracts, the program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. For interest rate swaps, the program calls for the fund to pledge collateral for initial and variation margin by contract. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

The following table presents the fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of March 31, 2015 (dollars in thousands) if close-out netting was exercised:

		Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral	amount
Assets:
HSBC Bank	$156	$—	$—	$—	$156
JPMorgan Chase	92	(84)	—	—	8
	$248	$(84)	$—	$—	$164
Liabilities:
Bank of America, N.A.	$90	$—	$—	$—	$90
JPMorgan Chase	84	(84)	—	—	—
UBS AG	24	—	—	—	24
	$198	$(84)	$—	$—	$114

*	Non-cash collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

American High-Income Trust	27

As of and during the period ended March 31, 2015, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2010 and by state tax authorities for tax years before 2009.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; cost of investments sold; paydowns on fixed-income securities; net capital losses; amortization of premiums and discounts and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

The components of distributable earnings on a tax basis are reported as of the fund’s most recent year-end. As of September 30, 2014, the components of distributable earnings on a tax basis were as follows (dollars in thousands):

Undistributed ordinary income	$34,640
Capital loss carryforward expiring 2018*	(225,066)

*	The capital loss carryforward will be used to offset any capital gains realized by the fund in the current year or in subsequent years through the expiration date. The fund will not make distributions from capital gains while a capital loss carryforward remains.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after September 30, 2011, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of March 31, 2015, the tax basis unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Gross unrealized appreciation on investment securities	$623,167
Gross unrealized depreciation on investment securities	(1,313,719)
Net unrealized depreciation on investment securities	(690,552)
Cost of investment securities	19,628,057

28	American High-Income Trust

Tax-basis distributions paid or accrued to shareholders from ordinary income were as follows (dollars in thousands):

Share class	Six months ended March 31, 2015		Year ended September 30, 2014
Class A	$421,544		$872,829
Class B	2,151		6,292
Class C	31,306		68,040
Class F-1	26,460		74,547
Class F-2	43,375		76,196
Class 529-A	10,794		21,879
Class 529-B	144		416
Class 529-C	3,362		7,031
Class 529-E	575		1,161
Class 529-F-1	743		1,535
Class R-1	605		1,266
Class R-2	5,764		11,854
Class R-2E*	—	†	—	†
Class R-3	7,385		16,981
Class R-4	6,665		14,064
Class R-5	3,369		10,718
Class R-6	29,284		39,724
Total	$593,526		$1,224,533

*	Class R-2E shares were offered beginning August 29, 2014.
†	Amount less than one thousand.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.300% on the first $60 million of daily net assets and decreasing to 0.132% on such assets in excess of $21 billion. The agreement also provides for monthly fees, accrued daily, based on a series of decreasing rates beginning with 3.00% on the first $8,333,333 of the fund’s monthly gross income and decreasing to 1.50% on such income in excess of $50 million. For the six months ended March 31, 2015, the investment advisory services fee was $26,765,000, which was equivalent to an annualized rate of 0.276% of average daily net assets.

American High-Income Trust	29

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of March 31, 2015, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide

30	American High-Income Trust

services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.05% on such assets in excess of $70 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

For the six months ended March 31, 2015, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services		Transfer agent services		Administrative services		529 plan services
Class A	$16,303		$9,564		$685		Not applicable
Class B	397		58		Not applicable		Not applicable
Class C	5,839		824		292		Not applicable
Class F-1	1,076		490		216		Not applicable
Class F-2	Not applicable		803		341		Not applicable
Class 529-A	403		205		89		$159
Class 529-B	27		4		1		2
Class 529-C	628		79		32		57
Class 529-E	48		6		5		9
Class 529-F-1	—		14		6		10
Class R-1	112		14		6		Not applicable
Class R-2	802		441		54		Not applicable
Class R-2E	—	*	—	*	—	*	Not applicable
Class R-3	630		214		63		Not applicable
Class R-4	271		106		54		Not applicable
Class R-5	Not applicable		25		26		Not applicable
Class R-6	Not applicable		7		226		Not applicable
Total class-specific expenses	$26,536		$12,854		$2,096		$237

*	Amount less than one thousand.

American High-Income Trust	31

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $83,000 in the fund’s statement of operations includes $74,000 in current fees (either paid in cash or deferred) and a net increase of $9,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]			Reinvestments of dividends				Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares		Amount		Shares		Amount	Shares	Amount	Shares

Six months ended March 31, 2015

Class A	$751,253	69,026		$396,078		36,337		$(1,592,768)	(146,564)	$(445,437)	(41,201)
Class B	1,237	114		2,060		189		(29,190)	(2,683)	(25,893)	(2,380)
Class C	92,187	8,468		29,323		2,690		(196,228)	(18,057)	(74,718)	(6,899)
Class F-1	141,418	13,057		25,603		2,348		(222,065)	(20,440)	(55,044)	(5,035)
Class F-2	563,330	51,470		39,191		3,596		(463,632)	(42,777)	138,889	12,289
Class 529-A	22,211	2,044		10,737		985		(37,954)	(3,505)	(5,006)	(476)
Class 529-B	164	15		142		13		(2,004)	(184)	(1,698)	(156)
Class 529-C	8,505	781		3,342		307		(16,418)	(1,514)	(4,571)	(426)
Class 529-E	1,261	116		571		52		(2,116)	(195)	(284)	(27)
Class 529-F-1	2,637	243		734		67		(4,406)	(406)	(1,035)	(96)
Class R-1	2,443	224		594		54		(4,390)	(402)	(1,353)	(124)
Class R-2	25,756	2,368		5,700		523		(37,455)	(3,445)	(5,999)	(554)
Class R-2E	2	—	[2]	—	[2]	—	[2]	—	—	2	— [2]
Class R-3	76,881	7,016		7,338		673		(93,959)	(8,685)	(9,740)	(996)
Class R-4	27,886	2,561		6,625		608		(56,921)	(5,254)	(22,410)	(2,085)
Class R-5	20,716	1,905		3,340		306		(30,070)	(2,764)	(6,014)	(553)
Class R-6	251,820	23,221		29,154		2,676		(59,130)	(5,435)	221,844	20,462
Total net increase (decrease)	$1,989,707	182,629		$560,532		51,424		$(2,848,706)	(262,310)	$(298,467)	(28,257)

32	American High-Income Trust

	Sales[1]		Reinvestments of dividends		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended September 30, 2014								.

Class A	$2,036,059	178,281	$829,099	72,715	$(2,579,536)	(226,172)	$285,622	24,824
Class B	6,628	581	6,072	532	(61,042)	(5,349)	(48,342)	(4,236)
Class C	217,066	19,009	64,085	5,620	(359,105)	(31,499)	(77,954)	(6,870)
Class F-1	322,180	28,230	73,767	6,466	(884,532)	(77,468)	(488,585)	(42,772)
Class F-2	1,103,468	96,589	68,415	6,002	(757,902)	(66,714)	413,981	35,877
Class 529-A	57,915	5,073	22,066	1,935	(65,375)	(5,732)	14,606	1,276
Class 529-B	647	57	420	37	(4,118)	(361)	(3,051)	(267)
Class 529-C	24,293	2,128	7,093	622	(29,420)	(2,579)	1,966	171
Class 529-E	3,901	342	1,169	103	(4,225)	(370)	845	75
Class 529-F-1	6,377	558	1,542	135	(6,069)	(531)	1,850	162
Class R-1	5,235	459	1,262	111	(6,550)	(574)	(53)	(4)
Class R-2	59,634	5,220	11,901	1,044	(75,816)	(6,647)	(4,281)	(383)
Class R-2E3	10	1	—	—	—	—	10	1
Class R-3	80,120	7,019	17,104	1,500	(148,139)	(13,014)	(50,915)	(4,495)
Class R-4	72,631	6,364	14,190	1,245	(83,751)	(7,343)	3,070	266
Class R-5	46,979	4,123	10,788	946	(171,224)	(14,973)	(113,457)	(9,904)
Class R-6	418,795	36,616	38,803	3,405	(110,834)	(9,729)	346,764	30,292
Total net increase (decrease)	$4,461,938	390,650	$1,167,776	102,418	$(5,347,638)	(469,055)	$282,076	24,013

[1]	Includes exchanges between share classes of the fund.
[2]	Amount less than one thousand.
[3]	Class R-2E shares were offered beginning August 29, 2014.

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $3,816,703,000 and $4,385,390,000, respectively, during the six months ended March 31, 2015.

American High-Income Trust	33

Financial highlights

		Income (loss) from investment operations[1]
	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations
Class A:
Six months ended 3/31/2015[5,6]	$11.09	$.32	$(.22)	$.10
Year ended 9/30/2014	11.22	.68	(.13)	.55
Year ended 9/30/2013	11.18	.72	.06	.78
Year ended 9/30/2012	10.36	.78	.86	1.64
Year ended 9/30/2011	11.13	.85	(.74)	.11
Year ended 9/30/2010	10.29	.89	.78	1.67
Class B:
Six months ended 3/31/2015[5,6]	11.09	.28	(.22)	.06
Year ended 9/30/2014	11.22	.60	(.13)	.47
Year ended 9/30/2013	11.18	.63	.06	.69
Year ended 9/30/2012	10.36	.70	.86	1.56
Year ended 9/30/2011	11.13	.77	(.74)	.03
Year ended 9/30/2010	10.29	.80	.78	1.58
Class C:
Six months ended 3/31/2015[5,6]	11.09	.28	(.22)	.06
Year ended 9/30/2014	11.22	.59	(.13)	.46
Year ended 9/30/2013	11.18	.63	.06	.69
Year ended 9/30/2012	10.36	.70	.86	1.56
Year ended 9/30/2011	11.13	.76	(.74)	.02
Year ended 9/30/2010	10.29	.80	.78	1.58
Class F-1:
Six months ended 3/31/2015[5,6]	11.09	.32	(.22)	.10
Year ended 9/30/2014	11.22	.68	(.13)	.55
Year ended 9/30/2013	11.18	.71	.06	.77
Year ended 9/30/2012	10.36	.78	.86	1.64
Year ended 9/30/2011	11.13	.85	(.74)	.11
Year ended 9/30/2010	10.29	.88	.78	1.66
Class F-2:
Six months ended 3/31/2015[5,6]	11.09	.34	(.22)	.12
Year ended 9/30/2014	11.22	.71	(.13)	.58
Year ended 9/30/2013	11.18	.74	.06	.80
Year ended 9/30/2012	10.36	.81	.86	1.67
Year ended 9/30/2011	11.13	.88	(.74)	.14
Year ended 9/30/2010	10.29	.91	.78	1.69
Class 529-A:
Six months ended 3/31/2015[5,6]	11.09	.32	(.22)	.10
Year ended 9/30/2014	11.22	.67	(.13)	.54
Year ended 9/30/2013	11.18	.71	.06	.77
Year ended 9/30/2012	10.36	.78	.86	1.64
Year ended 9/30/2011	11.13	.85	(.74)	.11
Year ended 9/30/2010	10.29	.88	.78	1.66

34	American High-Income Trust

Dividends (from net investment income)	Net asset value, end of period	Total return[2,3,4]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements		Ratio of expenses to average net assets after reimbursements[4]		Ratio of net income to average net assets[4]

$(.33)	$10.86	.97%	$13,548	.68%[7]		.68%[7]		5.98%[7]
(.68)	11.09	4.93	14,286	.66		.66		5.99
(.74)	11.22	7.10	14,178	.66		.66		6.37
(.82)	11.18	16.35	13,822	.69		.69		7.17
(.88)	10.36	.67	11,223	.67		.67		7.57
(.83)	11.13	16.75	11,687	.68		.68		8.26

(.29)	10.86	.59	66	1.43	[7]	1.43	[7]	5.24	[7]
(.60)	11.09	4.16	94	1.41		1.41		5.26
(.65)	11.22	6.29	143	1.43		1.43		5.63
(.74)	11.18	15.49	204	1.44		1.44		6.47
(.80)	10.36	(.10)	264	1.44		1.44		6.82
(.74)	11.13	15.86	452	1.46		1.46		7.50

(.29)	10.86	.57	1,138	1.48	[7]	1.48	[7]	5.18	[7]
(.59)	11.09	4.11	1,238	1.46		1.46		5.20
(.65)	11.22	6.25	1,330	1.48		1.48		5.56
(.74)	11.18	15.43	1,418	1.48		1.48		6.38
(.79)	10.36	(.15)	1,229	1.48		1.48		6.76
(.74)	11.13	15.80	1,337	1.51		1.51		7.44

(.33)	10.86	.95	853	.70	[7]	.70	[7]	5.96	[7]
(.68)	11.09	4.87	927	.71		.71		5.96
(.73)	11.22	7.03	1,418	.73		.73		6.32
(.82)	11.18	16.32	1,584	.71		.71		7.14
(.88)	10.36	.62	1,264	.72		.72		7.52
(.82)	11.13	16.69	1,457	.74		.74		8.21

(.35)	10.86	1.08	1,428	.46	[7]	.46	[7]	6.20	[7]
(.71)	11.09	5.15	1,322	.44		.44		6.21
(.76)	11.22	7.32	935	.46		.46		6.58
(.85)	11.18	16.62	903	.46		.46		7.37
(.91)	10.36	.88	568	.46		.46		7.77
(.85)	11.13	16.98	511	.48		.48		8.44

(.33)	10.86	.92	354	.77	[7]	.77	[7]	5.89	[7]
(.67)	11.09	4.83	367	.75		.75		5.89
(.73)	11.22	7.00	357	.76		.76		6.27
(.82)	11.18	16.26	341	.77		.77		7.08
(.88)	10.36	.59	261	.74		.74		7.50
(.82)	11.13	16.66	230	.76		.76		8.18

See page 40 for footnotes.

American High-Income Trust	35

Financial highlights (continued)

		Income (loss) from investment operations[1]
	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations
Class 529-B:
Six months ended 3/31/2015[5,6]	$11.09	$.28	$(.22)	$.06
Year ended 9/30/2014	11.22	.58	(.13)	.45
Year ended 9/30/2013	11.18	.62	.06	.68
Year ended 9/30/2012	10.36	.69	.86	1.55
Year ended 9/30/2011	11.13	.75	(.74)	.01
Year ended 9/30/2010	10.29	.79	.78	1.57
Class 529-C:
Six months ended 3/31/2015[5,6]	11.09	.28	(.22)	.06
Year ended 9/30/2014	11.22	.58	(.13)	.45
Year ended 9/30/2013	11.18	.62	.06	.68
Year ended 9/30/2012	10.36	.69	.86	1.55
Year ended 9/30/2011	11.13	.76	(.74)	.02
Year ended 9/30/2010	10.29	.79	.78	1.57
Class 529-E:
Six months ended 3/31/2015[5,6]	11.09	.31	(.22)	.09
Year ended 9/30/2014	11.22	.65	(.13)	.52
Year ended 9/30/2013	11.18	.68	.06	.74
Year ended 9/30/2012	10.36	.75	.86	1.61
Year ended 9/30/2011	11.13	.81	(.74)	.07
Year ended 9/30/2010	10.29	.85	.78	1.63
Class 529-F-1:
Six months ended 3/31/2015[5,6]	11.09	.33	(.22)	.11
Year ended 9/30/2014	11.22	.70	(.13)	.57
Year ended 9/30/2013	11.18	.73	.06	.79
Year ended 9/30/2012	10.36	.80	.86	1.66
Year ended 9/30/2011	11.13	.87	(.74)	.13
Year ended 9/30/2010	10.29	.90	.78	1.68
Class R-1:
Six months ended 3/31/2015[5,6]	11.09	.28	(.22)	.06
Year ended 9/30/2014	11.22	.59	(.13)	.46
Year ended 9/30/2013	11.18	.63	.06	.69
Year ended 9/30/2012	10.36	.70	.86	1.56
Year ended 9/30/2011	11.13	.76	(.74)	.02
Year ended 9/30/2010	10.29	.79	.78	1.57
Class R-2:
Six months ended 3/31/2015[5,6]	11.09	.28	(.22)	.06
Year ended 9/30/2014	11.22	.59	(.13)	.46
Year ended 9/30/2013	11.18	.63	.06	.69
Year ended 9/30/2012	10.36	.69	.86	1.55
Year ended 9/30/2011	11.13	.76	(.74)	.02
Year ended 9/30/2010	10.29	.80	.78	1.58

36	American High-Income Trust

Dividends (from net investment income)	Net asset value, end of period	Total return[2,3,4]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements		Ratio of expenses to average net assets after reimbursements[4]		Ratio of net income to average net assets[4]

$(.29)	$10.86	.52%	$5	1.56%[7]		1.56%[7]		5.10%[7]
(.58)	11.09	4.02	6	1.55		1.55		5.12
(.64)	11.22	6.16	10	1.56		1.56		5.50
(.73)	11.18	15.34	13	1.57		1.57		6.32
(.78)	10.36	(.22)	16	1.55		1.55		6.70
(.73)	11.13	15.74	23	1.56		1.56		7.39

(.29)	10.86	.53	125	1.54	[7]	1.54	[7]	5.12	[7]
(.58)	11.09	4.03	133	1.53		1.53		5.12
(.64)	11.22	6.17	132	1.55		1.55		5.49
(.73)	11.18	15.35	128	1.56		1.56		6.29
(.79)	10.36	(.21)	101	1.54		1.54		6.70
(.73)	11.13	15.75	91	1.56		1.56		7.39

(.32)	10.86	.82	20	.98	[7]	.98	[7]	5.68	[7]
(.65)	11.09	4.60	20	.98		.98		5.67
(.70)	11.22	6.75	20	.99		.99		6.04
(.79)	11.18	15.97	19	1.02		1.02		6.83
(.84)	10.36	.31	15	1.02		1.02		7.22
(.79)	11.13	16.34	12	1.04		1.04		7.90

(.34)	10.86	1.03	24	.55	[7]	.55	[7]	6.11	[7]
(.70)	11.09	5.06	25	.53		.53		6.11
(.75)	11.22	7.22	23	.54		.54		6.48
(.84)	11.18	16.50	20	.56		.56		7.28
(.90)	10.36	.80	14	.53		.53		7.70
(.84)	11.13	16.91	11	.55		.55		8.40

(.29)	10.86	.57	22	1.46	[7]	1.46	[7]	5.20	[7]
(.59)	11.09	4.11	24	1.46		1.46		5.19
(.65)	11.22	6.25	24	1.47		1.47		5.56
(.74)	11.18	15.42	25	1.50		1.50		6.36
(.79)	10.36	(.17)	20	1.50		1.50		6.74
(.73)	11.13	15.78	23	1.53		1.53		7.41

(.29)	10.86	.56	213	1.49	[7]	1.49	[7]	5.17	[7]
(.59)	11.09	4.06	224	1.50		1.50		5.15
(.65)	11.22	6.26	231	1.47		1.47		5.57
(.73)	11.18	15.38	232	1.54		1.54		6.32
(.79)	10.36	(.15)	200	1.53		1.48		6.76
(.74)	11.13	15.80	209	1.58		1.51		7.44

See page 40 for footnotes.

American High-Income Trust	37

Financial highlights (continued)

		Income (loss) from investment operations[1]
	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations
Class R-2E:
Six months ended 3/31/2015[5,6]	$11.09	$.33	$(.22)	$.11
Period from 8/29/2014 to 9/30/2014[5,10]	11.40	.06	(.31)	(.25)
Class R-3:
Six months ended 3/31/2015[5,6]	11.09	.31	(.22)	.09
Year ended 9/30/2014	11.22	.64	(.13)	.51
Year ended 9/30/2013	11.18	.68	.06	.74
Year ended 9/30/2012	10.36	.75	.86	1.61
Year ended 9/30/2011	11.13	.81	(.74)	.07
Year ended 9/30/2010	10.29	.85	.78	1.63
Class R-4:
Six months ended 3/31/2015[5,6]	11.09	.32	(.22)	.10
Year ended 9/30/2014	11.22	.68	(.13)	.55
Year ended 9/30/2013	11.18	.72	.06	.78
Year ended 9/30/2012	10.36	.78	.86	1.64
Year ended 9/30/2011	11.13	.85	(.74)	.11
Year ended 9/30/2010	10.29	.88	.78	1.66
Class R-5:
Six months ended 3/31/2015[5,6]	11.09	.34	(.22)	.12
Year ended 9/30/2014	11.22	.71	(.13)	.58
Year ended 9/30/2013	11.18	.75	.06	.81
Year ended 9/30/2012	10.36	.81	.86	1.67
Year ended 9/30/2011	11.13	.88	(.74)	.14
Year ended 9/30/2010	10.29	.91	.78	1.69
Class R-6:
Six months ended 3/31/2015[5,6]	11.09	.34	(.22)	.12
Year ended 9/30/2014	11.22	.72	(.13)	.59
Year ended 9/30/2013	11.18	.76	.06	.82
Year ended 9/30/2012	10.36	.82	.86	1.68
Year ended 9/30/2011	11.13	.89	(.74)	.15
Year ended 9/30/2010	10.29	.92	.78	1.70

	Six months ended	Year ended September 30
	March 31, 2015[3,5,6]	2014	2013	2012	2011	2010
Portfolio turnover rate for all share classes	21%	62%	61%	38%	51%	47%

See Notes to Financial Statements

38	American High-Income Trust

Dividends (from net investment income)	Net asset value, end of period	Total return[2,3,4]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimbursements		Ratio of expenses to average net assets after reimbursements[4]		Ratio of net income to average net assets[4]

$(.34)	$10.86	1.00%[8]	$—	[9]	.58%[7,8]		.58%[7,8]		6.01%[7,8]
(.06)	11.09	(2.20)[11]	—	[9]	.04	[3,11]	.04	[3,11]	.51	[3,11]

(.32)	10.86	.80	240		1.01	[7]	1.01	[7]	5.67	[7]
(.64)	11.09	4.57	256		1.01		1.01		5.65
(.70)	11.22	6.74	310		1.01		1.01		6.04
(.79)	11.18	15.96	352		1.03		1.03		6.84
(.84)	10.36	.31	266		1.02		1.02		7.22
(.79)	11.13	16.33	316		1.05		1.05		7.90

(.33)	10.86	.96	203		.69	[7]	.69	[7]	5.98	[7]
(.68)	11.09	4.90	230		.69		.69		5.96
(.74)	11.22	7.06	230		.70		.70		6.34
(.82)	11.18	16.32	232		.72		.72		7.16
(.88)	10.36	.61	208		.72		.72		7.52
(.82)	11.13	16.68	213		.75		.75		8.19

(.35)	10.86	1.11	103		.39	[7]	.39	[7]	6.28	[7]
(.71)	11.09	5.21	111		.39		.39		6.30
(.77)	11.22	7.38	224		.40		.40		6.66
(.85)	11.18	16.67	290		.41		.41		7.44
(.91)	10.36	.91	224		.42		.42		7.82
(.85)	11.13	17.03	232		.44		.44		8.50

(.35)	10.86	1.13	1,009		.34	[7]	.34	[7]	6.31	[7]
(.72)	11.09	5.26	803		.34		.34		6.29
(.78)	11.22	7.43	472		.35		.35		6.66
(.86)	11.18	16.72	226		.36		.36		7.44
(.92)	10.36	.96	104		.37		.37		7.86
(.86)	11.13	17.09	89		.39		.39		8.56

See page 40 for footnotes.

American High-Income Trust	39

Financial highlights (continued)

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	Not annualized.
[4]	This column reflects the impact, if any, of certain reimbursements from CRMC. During some of the periods shown, CRMC paid a portion of the fund’s transfer agent fees for certain retirement plan share classes.
[5]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[6]	Unaudited.
[7]	Annualized.
[8]	Although the fund has a plan of distribution for Class R-2E shares, fees for distribution services are not paid by the fund on accounts for which a broker-dealer (or other financial intermediary) has not been assigned, including amounts invested in the fund by CRMC and/or its affiliates. If fees for distribution services were charged on these assets, fund expenses would be higher and net income and total return would be lower.
[9]	Amount less than $1 million.
[10]	Class R-2E shares were offered beginning August 29, 2014.
[11]	Class R-2E assets consisted solely of seed capital invested by CRMC; therefore, certain fees were not accrued.

American High-Income Trust®

Investment portfolio

September 30, 2014

Bonds, notes & other debt instruments 92.18% Corporate bonds, notes & loans 88.16% Telecommunication services 16.32%	Principal amount (000)	Value (000)
Altice Finco SA 6.50% 20221	$32,700	$33,599
Altice Finco SA, First Lien, 7.25% 2022	€26,375	34,604
Altice Finco SA, First Lien, 7.75% 20221	$73,525	76,098
Altice Finco SA 8.125% 20241	10,375	11,153
Clearwire Communications and Clearwire Finance, Inc. 14.75% 20161	13,650	16,994
Crown Castle International Corp. 4.875% 2022	32,450	31,618
Digicel Group Ltd. 8.25% 20201	101,475	105,037
Digicel Group Ltd. 6.00% 20211	97,092	96,364
Digicel Group Ltd. 7.125% 20221	59,275	59,305
Frontier Communications Corp. 8.125% 2018	38,226	42,909
Frontier Communications Corp. 8.50% 2020	29,867	33,302
Frontier Communications Corp. 6.25% 2021	48,125	47,914
Frontier Communications Corp. 9.25% 2021	51,625	59,175
Frontier Communications Corp. 8.75% 2022	16,925	19,125
Frontier Communications Corp. 7.125% 2023	44,650	45,766
Frontier Communications Corp. 7.625% 2024	49,598	51,706
Frontier Communications Corp. 6.875% 2025	18,050	17,870
Intelsat Jackson Holding Co. 7.25% 2020	31,325	33,126
Intelsat Jackson Holding Co. 6.625% 2022	180,950	184,569
Intelsat Luxembourg Holding Co. 6.75% 2018	7,600	7,847
Level 3 Communications, Inc. 8.125% 2019	4,900	5,243
Level 3 Communications, Inc. 11.875% 2019	15,525	16,845
LightSquared, Term Loan B, 12.00% 20142,3,4,5	115,770	159,184
LightSquared, Term Loan, 15.00% 20143,4,5,6	24,639	24,639
MetroPCS Wireless, Inc. 6.25% 2021	164,375	166,635
MetroPCS Wireless, Inc. 6.625% 2023	139,200	143,028
Millicom International Cellular SA 4.75% 20201	5,000	4,788
Millicom International Cellular SA 6.625% 20211	27,210	28,366
NII Capital Corp. 10.00% 20162	159,100	46,934
NII Capital Corp. 7.875% 20191,2	127,080	86,097
NII Capital Corp. 8.875% 2019	112,001	33,600
NII Capital Corp. 11.375% 20191,2	196,970	133,447
NII Capital Corp. 7.625% 2021	215,896	42,100
Numerical Group SA, First Lien, 4.875% 20191	94,575	93,747
Numerical Group SA, First Lien, 6.00% 20221	113,575	114,569
Numerical Group SA, First Lien, 6.25% 20241	27,925	27,890
SoftBank Corp. 4.50% 20201	76,560	76,656
Sprint Capital Corp. 6.90% 2019	5,000	5,281
Sprint Capital Corp. 8.75% 2032	1,800	1,973
Sprint Corp. 7.25% 20211	98,925	103,253
Sprint Corp. 7.875% 20231	81,450	86,744
Sprint Nextel Corp. 8.375% 2017	18,375	20,603
Sprint Nextel Corp. 9.125% 2017	8,135	9,193
Sprint Nextel Corp. 9.00% 20181	19,050	22,074
Sprint Nextel Corp. 7.00% 2020	174,385	182,668
Sprint Nextel Corp. 11.50% 2021	62,405	80,190

American High-Income Trust — Page 1 of 15

Bonds, notes & other debt instruments Corporate bonds, notes & loans (continued) Telecommunication services (continued)	Principal amount (000)	Value (000)
Telecom Italia Capital SA 6.999% 2018	$26,250	$29,663
T-Mobile US, Inc. 6.542% 2020	108,475	111,594
T-Mobile US, Inc. 6.731% 2022	36,600	37,561
T-Mobile US, Inc. 6.375% 2025	50,725	50,725
Trilogy International Partners, LLC 10.25% 20161	106,840	109,578
Wind Acquisition SA 4.75% 20201	79,975	77,276
Wind Acquisition SA 7.375% 20211	132,900	133,897
		3,274,122
Consumer discretionary 14.40%
Academy Sports 9.25% 20191	19,550	20,772
Automotores Gildemeister SA 8.25% 20211	4,795	3,333
Automotores Gildemeister SA 8.25% 2021	415	288
Automotores Gildemeister SA 6.75% 2023	3,000	2,030
Automotores Gildemeister SA 6.75% 20231	1,875	1,269
Boyd Gaming Corp. 9.125% 2018	82,070	85,968
Boyd Gaming Corp. 9.00% 2020	81,555	85,939
Burger King Corp 0%/11.00% 20191,7	54,225	50,700
Burger King Corp. 6.00% 20221	78,300	78,202
Caesars Entertainment Operating Co. 11.25% 2017	23,020	17,869
Caesars Entertainment Operating Co. 9.00% 2020	15,755	12,250
Caesars Entertainment,Term Loan B, 7.00% 20204,5,6	14,888	14,296
Carmike Cinemas, Inc. 7.375% 2019	14,000	14,910
CBS Outdoor Americas Inc. 5.25% 20221	6,000	6,008
CBS Outdoor Americas Inc. 5.625% 20241	6,000	6,030
CEC Entertainment, Inc. 8.00% 20221	28,325	26,625
Cedar Fair, LP 5.375% 20241	26,200	25,447
Cengage Learning Acquisitions, Inc., Term Loan B, 7.00% 20204,5,6	24,863	24,900
Cequel Communications Holdings I, LLC and Cequel Capital Corp. 6.375% 20201	116,350	120,277
Cinemark USA, Inc. 5.125% 2022	11,475	11,332
CityCenter Holdings, Term Loan B, 4.25% 20204,5,6	9,275	9,191
Clear Channel Worldwide Holdings, Inc. 7.625% 2020	54,650	56,973
Cooper-Standard Holdings Inc., Term Loan B, 4.00% 20214,5,6	14,289	14,146
Cumulus Media Holdings Inc. 7.75% 2019	27,599	28,392
Cumulus Media Inc., Term Loan B, 4.25% 20204,5,6	32,402	31,916
Delta 2 (Formula One), Term Loan B, 4.75% 20214,5,6	30,325	29,946
Delta 2 (Formula One), Term Loan B, 7.75% 20224,5,6	47,400	47,311
DineEquity, Inc. 9.50% 2018	29,275	30,849
DISH DBS Corp. 4.625% 2017	62,625	64,034
DISH DBS Corp. 4.25% 2018	68,900	69,244
DISH DBS Corp. 7.875% 2019	3,550	4,020
DISH DBS Corp. 5.125% 2020	35,550	35,728
Dynacast International LLC 9.25% 2019	12,200	13,115
Fiat SpA 8.25% 2021	41,600	45,552
Ford Motor Credit Co. 8.70% 2014	1,000	1,000
Ford Motor Credit Co. 7.00% 2015	3,000	3,104
Ford Motor Credit Co. 8.00% 2016	7,000	7,970
Gannett Co., Inc. 5.125% 20191	14,455	14,636
Gannett Co., Inc. 4.875% 20211	13,620	13,211
Gannett Co., Inc. 6.375% 20231	14,205	14,809
General Motors Financial Co. 3.00% 2017	27,375	27,683
General Motors Financial Co. 3.25% 2018	30,845	31,231
General Motors Financial Co. 6.75% 2018	1,040	1,163
General Motors Financial Co. 3.50% 2019	12,595	12,706

American High-Income Trust — Page 2 of 15

Bonds, notes & other debt instruments Corporate bonds, notes & loans (continued) Consumer discretionary (continued)	Principal amount (000)	Value (000)
General Motors Financial Co. 4.375% 2021	$2,900	$2,969
General Motors Financial Co. 4.25% 2023	1,500	1,509
Group 1 Automotive, Inc. 5.00% 20221	1,015	987
Grupo Televisa, SAB 7.25% 2043	MXN68,660	4,327
Guitar Center, Inc. 9.625% 20201	$10,600	8,162
Hilton Hotels Corp. 5.625% 20211	21,700	22,392
Hilton Worldwide, Term Loan B, 3.50% 20204,5,6	11,855	11,690
J.C. Penney Co., Inc., Series A, 6.875% 2015	11,820	12,352
J.C. Penney Co., Inc. 7.65% 2016	12,189	12,798
J.C. Penney Co., Inc. 7.95% 2017	8,000	8,360
J.C. Penney Co., Inc. 5.75% 2018	10,110	9,529
J.C. Penney Co., Inc. 8.125% 2019	12,000	11,760
Jaguar Land Rover PLC 8.125% 20211	18,425	20,244
K. Hovnanian Enterprises, Inc. 7.00% 20191	10,000	9,831
La Quinta Properties, Inc., First Lien Term Loan B, 4.00% 20214,5,6	17,590	17,383
Laureate Education, Inc. 9.25% 20191	9,775	9,873
Limited Brands, Inc. 6.625% 2021	14,226	15,755
Marina District Finance Co. (Borgata), Term Loan B, 6.75% 20184,5,6	49,625	49,734
Marina District Finance Co., Inc. 9.875% 2018	21,000	22,076
McClatchy Co. 9.00% 2022	26,750	29,024
MDC Partners Inc. 6.75% 20201	4,000	4,140
Mediacom Broadband LLC and Mediacom Broadband Corp. 5.50% 20211	10,500	10,421
Mediacom Broadband LLC and Mediacom Broadband Corp. 6.375% 2023	19,575	20,064
Mediacom LLC and Mediacom Capital Corp. 7.25% 2022	19,300	20,362
MGM Resorts International 6.625% 2015	5,575	5,742
MGM Resorts International 7.50% 2016	9,000	9,630
MGM Resorts International 8.625% 2019	35,330	40,015
MGM Resorts International 5.25% 2020	17,150	17,193
MGM Resorts International 6.75% 2020	4,100	4,377
MGM Resorts International 7.75% 2022	18,950	21,129
Michaels Stores, Inc. 7.50% 20181,3,6	7,524	7,693
Michaels Stores, Inc. 5.875% 20201	30,710	30,633
Modular Space Corp., Second Lien, 10.25% 20191	8,325	8,429
Mohegan Tribal Gaming Authority 11.00% 20181,3,6	48,125	48,125
NBC Universal Enterprise, Inc. 5.25% (undated)1	23,885	24,960
NCL Corp. Ltd. 5.00% 2018	17,350	17,610
Needle Merger Sub Corp. 8.125% 20191	83,905	80,129
Neiman Marcus Group LTD Inc. 8.00% 20211	60,450	63,170
Neiman Marcus Group LTD Inc. 8.75% 20211,3,6	54,795	57,946
Neiman Marcus, Term Loan B, 4.25% 20204,5,6	57,538	56,639
PETCO Animal Supplies, Inc. 9.25% 20181	53,750	56,706
Pinnacle Entertainment, Inc. 6.375% 2021	33,850	35,542
Playa Resorts Holding BV 8.00% 20201	74,607	78,337
Playa Resorts Holding BV, Term Loan B, 4.00% 20194,5,6	5,769	5,697
Revel Entertainment, Term Loan B, 10.00% 20152,3,4,5,6,8,9	15,286	—
Revel Entertainment, Term Loan B, 14.50% 20182,3,4,5,6,8,9	82,239	—
Royal Caribbean Cruises Ltd. 11.875% 2015	3,300	3,564
Sally Holdings LLC and Sally Capital Inc. 6.875% 2019	21,625	23,031
Sally Holdings LLC and Sally Capital Inc. 5.75% 2022	7,250	7,431
Schaeffler Holding Finance BV 6.875% 20183,6	€19,000	25,210
Schaeffler Holding Finance BV 6.875% 20181,3,6	$19,300	20,169
Seminole Tribe of Florida 7.804% 20201,5	6,915	7,503
Seneca Gaming Corp. 8.25% 20181	22,450	23,572
Six Flags Entertainment Corp. 5.25% 20211	62,735	61,167

American High-Income Trust — Page 3 of 15

Bonds, notes & other debt instruments Corporate bonds, notes & loans (continued) Consumer discretionary (continued)	Principal amount (000)	Value (000)
Stackpole Intl. 7.75% 20211	$45,660	$46,231
Station Casinos LLC 7.50% 2021	9,400	9,847
Time Inc. 5.75% 20221	47,875	45,960
Time Inc., Term Loan B, 4.25% 20214,5,6	39,277	38,884
Toys "R" Us, Inc. 7.375% 2018	5,525	3,881
Toys "R" Us-Delaware, Inc. 7.375% 20161	4,000	4,000
Toys "R" Us-Delaware, Inc., Term Loan B2, 5.25% 20184,5,6	3,324	3,105
Univision Communications Inc. 6.875% 20191	4,230	4,420
Univision Communications Inc. 8.50% 20211	10,795	11,470
Univision Communications Inc. 6.75% 20221	2,713	2,916
Univision Communications Inc., Term Loan C3, 4.00% 20204,5,6	24,001	23,579
Univision Communications Inc., Term Loan D, 4.00% 20204,5,6	5,955	5,850
UPC Germany GmbH 9.625% 2019	€10,800	14,554
Virgin Media Finance PLC 8.375% 20191	$25,025	26,201
VTR Finance BV 6.875% 20241	23,000	23,862
Warner Music Group 13.75% 2019	17,725	20,650
Warner Music Group 6.00% 20211	32,990	33,567
Warner Music Group 5.625% 20221	14,750	14,787
Warner Music Group 6.75% 20221	84,500	81,331
Weather Company, Term Loan, 7.00% 20204,5,6	10,000	9,842
Wynn Macau, Ltd. 5.25% 20211	74,025	71,804
		2,890,207
Industrials 13.23%
AAF Holdings LLC 12.75% 20191,3,5,6	49,670	49,062
ADS Waste Escrow 8.25% 2020	6,050	6,337
ADT Corp. 4.125% 2019	53,225	52,294
AECOM Technology Corp. 5.75% 20221	20,250	20,503
AECOM Technology Corp. 5.875% 20241	18,750	19,125
AerCap Holdings NV 2.75% 20171	27,350	26,735
Air Canada 7.75% 20211	16,000	16,360
Allegiant Travel Co. 5.50% 2019	24,250	24,856
Altegrity, Inc. 9.50% 20191	151,950	140,554
ARAMARK Corp. 5.75% 2020	5,000	5,150
Associated Materials, LLC and AMH New Finance, Inc. 9.125% 2017	167,367	164,647
Avianca Holdings SA, 8.375% 20201	14,075	15,095
BakerCorp International, Inc. 8.25% 2019	21,400	21,186
BE Aerospace, Inc. 5.25% 2022	106,698	115,501
Brunswick Rail Finance Ltd. 6.50% 2017	29,251	27,277
Brunswick Rail Finance Ltd. 6.50% 20171	9,651	9,000
Builders Firstsource 7.625% 20211	32,139	32,782
CEVA Group PLC 4.00% 20181	42,250	39,662
CEVA Group PLC 7.00% 20211	9,475	9,522
CEVA Group PLC 9.00% 20211	19,100	19,100
CEVA Group PLC, LOC, 6.50% 20214,5,6	15,843	15,394
CEVA Group PLC, Term Loan B, 6.50% 20214,5,6	22,929	22,279
CEVA Group PLC, Term Loan, 6.50% 20214,5,6	16,624	16,153
CEVA Group PLC, Term Loan, 6.50% 20214,5,6	2,866	2,785
Continental Airlines, Inc., Series 2001-1, Class B, 7.373% 20175	2,430	2,558
Continental Airlines, Inc., Series 1998-1, Class B, 6.748% 20185	2,813	3,009
Continental Airlines, Inc., Series 1997-4B, Class B, 6.90% 20185	550	583
Continental Airlines, Inc., Series 1997-4, Class A, 6.90% 20195	2,443	2,594
Continental Airlines, Inc., Series 2000-2, Class B, 8.307% 20195	506	553
Continental Airlines, Inc., Series 1999-1, Class A, 6.545% 20205	2,494	2,780

American High-Income Trust — Page 4 of 15

Bonds, notes & other debt instruments Corporate bonds, notes & loans (continued) Industrials (continued)	Principal amount (000)	Value (000)
Continental Airlines, Inc., Series 2001-1, Class A-1, 6.703% 20225	$5,546	$6,087
Continental Airlines, Inc., Series 2007-1, Class B, 6.903% 20225	3,652	3,892
Continental Airlines, Inc., Series 2000-2, Class A-1, 7.707% 20225	2,712	3,059
Continental Airlines, Inc., Series 2000-1, Class A-1, 8.048% 20225	250	287
Continental Airlines, Inc., Series 2000-1, Class B, 8.388% 20225	2,471	2,607
DAE Aviation Holdings, Inc. and Standard Aero Ltd., Term Loan B-1, 5.00% 20184,5,6	40,010	40,150
DAE Aviation Holdings, Inc. and Standard Aero Ltd., Term Loan B-2, 5.00% 20184,5,6	17,457	17,518
Delta Air Lines, Inc., Series 2010-B, Class 2-B, 6.75% 20171	7,650	8,061
Delta Air Lines, Inc., Series 2002-1, Class G-1, MBIA insured, 6.718% 20245	7,926	9,233
Eletson Holdings Inc. 9.625% 20221	19,450	19,936
ENA Norte Trust 4.95% 20281,5	2,591	2,697
Esterline Technologies Corp. 7.00% 2020	44,860	47,776
Euramax International, Inc. 9.50% 2016	87,565	85,814
Far East Capital Limited SA 8.00% 20181	15,555	10,461
Far East Capital Limited SA 8.75% 20201	26,960	18,131
Far East Capital Limited S.A., 8.75% 2020	9,600	6,456
Gardner Denver, Inc. 6.875% 20211	6,000	6,045
Gardner Denver, Inc. Term Loan B, 4.25% 20204,5,6	79,314	77,872
Gates Global LLC 6.00% 20221	46,375	43,824
Gates Global LLC, Term Loan B, 4.25% 20214,5,6	46,125	45,417
Hardwoods Acquisition Inc 7.50% 20211	29,550	29,254
Hawker Beechcraft Acquisition Co., LLC, LOC, 0.009% 20154,5,6,8	2,260	2,147
HD Supply, Inc. 7.50% 2020	5,000	5,213
HD Supply, Inc. 11.50% 2020	49,715	57,483
HDTFS Inc. 4.25% 2018	11,400	11,258
HDTFS Inc. 6.75% 2019	450	467
HDTFS Inc. 5.875% 2020	7,800	7,956
HDTFS Inc. 6.25% 2022	4,600	4,681
Iron Mountain Inc. 6.00% 2023	950	979
Iron Mountain Inc. 5.75% 2024	33,430	32,970
Jeld-Wen Escrow Corp. 12.25% 20171	89,060	94,960
Jeld-Wen Escrow Corp., Term Loan B, 5.25% 20214,5,6	41,500	41,318
LMI Aerospace Inc. 7.375% 20191	49,700	49,948
Milacron LLC 7.75% 20211	10,275	10,866
Navios Maritime Acquisition Corp. and Navios Acquisition Finance (US) Inc. 8.125% 20211	69,895	67,798
Navios Maritime Holdings Inc. 7.375% 20221	33,550	31,998
Navios Maritime Holdings Inc. and Navios Maritime Finance II (US) Inc. 8.125% 2019	33,535	31,774
Nielsen Finance LLC and Nielsen Finance Co. 4.50% 2020	41,024	39,896
Nielsen Finance LLC and Nielsen Finance Co. 5.50% 20211	18,120	18,301
Nielsen Finance LLC and Nielsen Finance Co. 5.00% 20221	45,600	45,144
Nortek Inc. 10.00% 2018	47,735	50,480
Nortek Inc. 8.50% 2021	83,777	90,479
Ply Gem Industries, Inc. 6.50% 2022	89,350	85,218
Ply Gem Industries, Inc. 6.50% 20221	24,825	23,677
Ply Gem Industries, Inc., Term Loan B1, 4.00% 20214,5,6	27,537	27,101
R.R. Donnelley & Sons Co. 7.25% 2018	25,900	28,878
R.R. Donnelley & Sons Co. 7.875% 2021	30,600	33,736
R.R. Donnelley & Sons Co. 7.00% 2022	30,000	31,800
R.R. Donnelley & Sons Co. 6.50% 2023	40,275	40,376
R.R. Donnelley & Sons Co. 6.00% 2024	20,000	19,800
Red de Carreteras de Occidente 9.00% 20285	MXN151,560	10,860
Safway Group Holding 7.00% 20181	$17,000	17,382
Silver II Borrower S.C.A./Silver II U.S. Holdings, LLC 7.75% 20201	51,953	54,161
TRAC Intermodal 11.00% 2019	74,730	82,950

American High-Income Trust — Page 5 of 15

Bonds, notes & other debt instruments Corporate bonds, notes & loans (continued) Industrials (continued)	Principal amount (000)	Value (000)
TransDigm Inc. 5.50% 2020	$38,600	$37,635
United Air Lines, 1991 Equipment Trust Certificates, Series A, 10.11% 20062,5,8	1,135	—
United Air Lines, Inc., Series 2007-1, Class B, 7.336% 20211,5	3,628	3,945
United Rentals, Inc. 7.375% 2020	11,625	12,410
United Rentals, Inc. 7.625% 2022	25,575	28,069
US Investigations Services, Inc. 13.00% 20201,3	53,108	22,166
US Investigations Services, Inc. 14.00% 20201,3	4,358	1,821
US Investigations Services, Inc. 15.00% 20211,3	10,239	2,957
Watco Companies 6.375% 20231	26,240	26,502
		2,655,573
Health care 11.45%
Catalent Pharma Solutions Inc., Term Loan, 6.50% 20174,5,6	2,822	2,830
Centene Corp. 5.75% 2017	43,035	45,778
Centene Corp. 4.75% 2022	29,190	29,299
Community Health Systems, Inc. 5.125% 2018	7,090	7,303
ConvaTec Finance International SA 8.25% 20191,3,6	60,940	62,044
CRC Health Corp, Term Loan, 5.25% 20214,5,6	9,602	9,582
DJO Finance LLC 9.75% 2017	38,538	39,309
DJO Finance LLC 7.75% 2018	29,321	29,614
DJO Finance LLC 8.75% 2018	25,875	27,427
DJO Finance LLC 9.875% 2018	68,130	71,707
Endo Pharmaceuticals Holdings Inc. 5.75% 20221	42,135	41,714
Forest Laboratories, Inc. 5.00% 20211	59,113	63,295
Grifols Worldwide Operations Ltd. 5.25% 20221	3,000	2,970
HCA Inc. 3.75% 2019	81,915	80,277
HCA Inc. 6.50% 2020	19,240	21,044
HCA Inc. 5.00% 2024	22,050	21,747
INC Research LLC 11.50% 20191	61,127	67,851
inVentiv Health Inc, Term Loan B4, 7.75% 20184,5,6	57,910	57,669
inVentiv Health Inc. 9.00% 20181	174,065	181,463
inVentiv Health Inc. 11.00% 20181	49,193	39,846
inVentiv Health Inc. 11.00% 20181	23,183	18,778
inVentiv Health Inc. 12.00% 20181,3,6	104,008	96,727
Kindred Healthcare Inc., Term Loan B, 4.00% 20214,5,6	31,471	30,979
Kinetic Concepts, Inc. 10.50% 2018	162,000	176,580
Kinetic Concepts, Inc. 12.50% 2019	151,837	169,678
Multiplan Inc., Term Loan B, 4.00% 20214,5,6	70,875	69,334
Ortho-Clinical Diagnostics Inc. 6.625% 20221	61,675	56,278
Ortho-Clinical Diagnostics Inc., Term Loan B, 4.75% 20214,5,6	64,049	63,439
Patheon Inc. 7.50% 20221	9,510	9,641
Patheon Inc., Term Loan B, 4.25% 20214,5,6	24,454	24,008
PRA Holdings, Inc. 9.50% 20231	48,520	53,129
Rotech Healthcare Inc., Term Loan A, 5.50% 20184,5,6,9	25,641	25,513
Rotech Healthcare Inc., Term Loan B, 10.00% 20194,5,6,9	20,825	20,721
Rotech Healthcare Inc., Term Loan, 13.00% 20203,4,5,6,9	49,000	48,755
Select Medical Holdings Corp. 6.375% 2021	62,050	62,360
Symbion Inc. 8.00% 2016	43,375	45,002
Tenet Healthcare Corp., First Lien, 6.25% 2018	3,000	3,199
Tenet Healthcare Corp., First Lien, 4.75% 2020	19,395	19,346
Tenet Healthcare Corp., First Lien, 6.00% 2020	55,285	58,602
Tenet Healthcare Corp., First Lien, 4.50% 2021	19,820	19,399
Tenet Healthcare Corp. 8.125% 2022	38,465	42,311
VPI Escrow Corp. 6.75% 20181	60,675	64,164

American High-Income Trust — Page 6 of 15

Bonds, notes & other debt instruments Corporate bonds, notes & loans (continued) Health care (continued)	Principal amount (000)	Value (000)
VPI Escrow Corp. 6.375% 20201	$75,983	$78,357
VPI Escrow Corp. 5.625% 20211	1,750	1,748
VPI Escrow Corp. 7.50% 20211	48,370	51,937
VWR Funding, Inc. 7.25% 2017	80,479	84,101
		2,296,855
Energy 10.55%
Access Midstream Partners, L.P. 5.875% 2021	9,300	9,858
Alpha Natural Resources, Inc. 9.75% 2018	53,105	39,032
Alpha Natural Resources, Inc. 6.00% 2019	35,300	21,533
Alpha Natural Resources, Inc. 7.50% 20201	55,500	49,811
Alpha Natural Resources, Inc. 6.25% 2021	54,160	31,751
American Energy (Marcellus), Term Loan B, 5.25% 20204,5,6	29,725	29,552
American Energy (Marcellus), Term Loan A, 8.50% 20214,5,6	38,360	38,192
American Energy (Permian Basin) 7.125% 20201	97,475	89,677
American Energy (Permian Basin) 7.375% 20211	46,100	42,412
American Energy (Woodford LLC), 9.00% 20221	57,925	54,015
Arch Coal, Inc. 7.00% 2019	85,016	45,590
Arch Coal, Inc. 8.00% 20191	14,400	12,420
Arch Coal, Inc. 9.875% 2019	16,269	9,517
Arch Coal, Inc. 7.25% 2021	71,966	35,083
Arch Coal, Inc., Term Loan B1, 6.25% 20184,5,6	32,370	29,675
Athlon Energy Inc. 6.00% 20221	32,850	35,314
Bonanza Creek Energy, Inc. 6.75% 2021	18,650	19,303
California Resources Corp. 5.00% 20201	9,975	10,150
CONSOL Energy Inc. 8.25% 2020	61,600	64,911
CONSOL Energy Inc. 5.875% 20221	20,700	20,467
Denbury Resources Inc. 4.625% 2023	36,550	33,991
Ecopetrol SA 5.875% 2023	3,050	3,374
Jupiter Resources Inc. 8.50% 20221	97,475	86,753
Kinder Morgan Energy Partners, LP 5.00% 20211	2,500	2,619
Laredo Petroleum, Inc. 9.50% 2019	33,850	36,135
Laredo Petroleum, Inc. 7.375% 2022	3,375	3,561
NGL Energy Partners LP 5.125% 20191	13,350	13,133
NGPL PipeCo LLC 7.119% 20171	137,395	138,082
NGPL PipeCo LLC 9.625% 20191	126,850	135,095
NGPL PipeCo LLC, Term Loan B, 6.75% 20174,5,6	11,001	10,983
Oasis Petroleum Inc. 6.875% 2022	7,100	7,526
Odebrecht Drilling Norbe VIII/IX Ltd 6.35% 20211,5	5,530	5,718
Odebrecht Offshore Drilling Finance Ltd. 6.75% 20221,5	6,027	6,268
Odebrecht Offshore Drilling Finance Ltd., First Lien, 6.625% 20231,5	3,109	3,218
PDC Energy Inc. 7.75% 2022	101,050	108,629
Peabody Energy Corp. 6.00% 2018	126,672	124,772
Peabody Energy Corp. 6.25% 2021	50,065	46,748
Petrobras International Finance Co. 5.75% 2020	4,030	4,228
QGOG Atlantic/Alaskan Rigs Ltd. 5.25% 20191,5	6,220	6,484
QGOG Constellation SA 6.25% 20191	84,225	84,436
Regency Energy Partners LP and Regency Energy Finance Corp. 6.50% 2021	32,650	34,446
Regency Energy Partners LP and Regency Energy Finance Corp. 5.00% 2022	1,935	1,913
Regency Energy Partners LP and Regency Energy Finance Corp. 5.875% 2022	4,275	4,478
Regency Energy Partners LP and Regency Energy Finance Corp. 5.50% 2023	16,100	16,422
Rice Energy Inc. 6.25% 20221	69,070	67,689
RSP Permian Inc 6.625% 20221	12,925	13,022
Sabine Pass Liquefaction, LLC 5.625% 2021	82,125	84,794

American High-Income Trust — Page 7 of 15

Bonds, notes & other debt instruments Corporate bonds, notes & loans (continued) Energy (continued)	Principal amount (000)	Value (000)
Sabine Pass Liquefaction, LLC 5.75% 20241	$89,275	$90,949
Samson Investment Co. 9.75% 2020	214,715	195,927
Samson Investment Co., Term Loan B, 5.00% 20184,5,6	2,800	2,727
Teekay Corp. 8.50% 2020	40,255	44,884
TransCanada PipeLines Ltd., junior subordinated 6.35% 20676	10,295	10,655
		2,117,922
Materials 8.01%
ArcelorMittal 5.00% 20176	14,250	14,783
ArcelorMittal 10.35% 20196	2,000	2,448
ArcelorMittal 6.00% 20216	42,622	44,966
ArcelorMittal 6.75% 20226	8,275	8,927
ArcelorMittal 7.25% 20416	53,670	54,475
Ball Corp. 5.75% 2021	5,330	5,550
CEMEX Finance LLC 7.25% 20211	2,700	2,862
CEMEX Finance LLC 9.375% 20221	31,675	35,872
CEMEX SAB de CV 9.50% 2018	3,500	3,911
First Quantum Minerals Ltd. 6.75% 20201	139,162	142,293
First Quantum Minerals Ltd. 7.00% 20211	138,096	140,685
First Quantum Minerals Ltd. 7.25% 20221	8,575	8,789
FMG Resources 6.00% 20171	104,092	105,198
FMG Resources 6.875% 20181,5	46,834	48,239
FMG Resources 8.25% 20191	7,750	8,041
Georgia Gulf Corp. 4.625% 2021	6,000	5,790
Georgia Gulf Corp. 4.875% 2023	17,160	16,538
Graphic Packaging International, Inc. 4.75% 2021	14,845	14,882
JMC Steel Group Inc. 8.25% 20181	141,540	143,486
LSB Industries, Inc. 7.75% 2019	59,495	63,362
Momentive Performance Materials Inc., Term Loan B, 4.00% 20154,5,6	10,025	10,037
OMNOVA Solutions Inc. 7.875% 2018	32,250	32,895
Packaging Dynamics Corp. 8.75% 20161	11,628	11,802
Paperworks Industries Inc. 9.50% 20191	10,000	10,213
PQ Corp. 8.75% 20181	27,365	29,144
Rayonier Advanced Materials Inc. 5.50% 20241	51,205	48,901
Reynolds Group Inc. 7.125% 2019	5,700	5,921
Reynolds Group Inc. 7.875% 2019	5,805	6,182
Reynolds Group Inc. 9.875% 2019	43,510	47,045
Reynolds Group Inc. 5.75% 2020	184,460	188,610
Ryerson Inc. 9.00% 2017	42,230	44,658
Ryerson Inc. 11.25% 2018	47,657	52,661
Smurfit Capital Funding PLC 7.50% 2025	21,265	24,348
Solenis, Term Loan, 7.75% 20224,5,6	31,745	31,163
Taminco Global Chemical Corp. 9.75% 20201	22,955	25,308
Tembec Industries Inc. 9.00% 20191	41,515	41,930
U.S. Coatings Acquisition Inc. (Flash Dutch 2 BV) 5.75% 2021	€2,630	3,526
U.S. Coatings Acquisition Inc. (Flash Dutch 2 BV) 7.375% 20211	$33,035	35,595
U.S. Coatings Acquisition Inc. (Flash Dutch 2 BV), Term Loan B, 3.75% 20204,5,6	11,555	11,334
Walter Energy, Inc. 9.50% 20191	68,535	62,024
Walter Energy, Inc. 9.875% 2020	15,100	4,908
Walter Energy, Inc. 11.00% 20201,3,6	7,500	3,563
Walter Energy, Inc. 8.50% 2021	12,800	3,968
		1,606,833

American High-Income Trust — Page 8 of 15

Bonds, notes & other debt instruments Corporate bonds, notes & loans (continued) Information technology 6.25%	Principal amount (000)	Value (000)
Advanced Micro Devices, Inc. 6.75% 2019	$15,000	$15,225
Alcatel-Lucent USA Inc. 4.625% 20171	59,300	60,264
Alcatel-Lucent USA Inc. 6.75% 20201	57,183	58,470
Alcatel-Lucent USA Inc. 8.875% 20201	44,615	48,519
Avago Technologies Ltd., Term Loan B, 3.75% 20214,5,6	7,968	7,906
Ceridian LLC / Comdata Inc. 8.125% 20171	44,375	44,541
Compucom Systems Inc., 7.00% 20211	12,825	12,216
Dell, Inc. Term Loan B, 4.50% 20204,5,6	30,664	30,480
First Data Corp. 7.375% 20191	5,000	5,269
First Data Corp. 14.50% 20191,3	13,566	14,279
First Data Corp. 6.75% 20201	5,079	5,396
First Data Corp. 8.25% 20211	42,284	45,032
First Data Corp. 11.75% 2021	125,353	145,723
First Data Corp. 12.625% 2021	102,696	123,235
First Data Corp. 8.75% 20221,3,6	16,963	18,066
Freescale Semiconductor, Inc. 10.75% 2020	17,830	19,836
Freescale Semiconductor, Inc. 5.00% 20211	60,000	59,250
Freescale Semiconductor, Inc. 6.00% 20221	60,155	61,208
Freescale Semiconductor, Inc., Term Loan B4, 4.25% 20204,5,6	26,249	25,883
Global A&T Electronics Ltd. 10.00% 20191	21,040	19,199
Hughes Satellite Systems Corp. 6.50% 2019	6,650	7,170
Hughes Satellite Systems Corp. 7.625% 2021	11,975	13,232
Lawson Software, Inc. 9.375% 2019	30,800	33,379
NXP BV and NXP Funding LLC 3.50% 20161	12,170	12,231
NXP BV and NXP Funding LLC 3.75% 20181	27,000	26,662
Serena Software, Inc. Term Loan B 7.50% 20204,5,6	74,600	75,004
SRA International, Inc. 11.00% 2019	77,912	83,366
SRA International, Inc., Term Loan B, 6.50% 20184,5,6	123,232	123,386
SunGard Data Systems Inc. 7.625% 2020	57,250	60,112
		1,254,539
Financials 5.47%
Ally Financial Inc. 8.00% 2031	33,000	41,312
American Tower Corp. 7.00% 2017	5,825	6,636
American Tower Corp. 7.25% 2019	3,700	4,419
AXA SA, junior subordinated 6.463% (undated)1,6	14,244	15,019
Bank of America Corp. junior subordinated 6.25% noncumulative (undated)6	10,000	9,987
Bank of Ireland 10.0% 2022	€7,000	11,339
Catlin Insurance Ltd., junior subordinated 7.249% (undated)1,6	$30,275	31,335
CIT Group Inc. 4.25% 2017	31,500	31,894
CIT Group Inc. 5.00% 2017	67,470	69,325
CIT Group Inc. 5.25% 2018	4,275	4,414
CIT Group Inc. 3.875% 2019	35,355	34,825
CIT Group Inc., Series C, 5.50% 20191	16,675	17,457
Crescent Resources 10.25% 20171	117,010	127,541
Genworth Financial, Inc., junior subordinated 6.15% 20666	17,500	15,444
Goldman Sachs Group, Inc., Series L, 5.70% 20496	9,630	9,817
Hospitality Properties Trust 5.625% 2017	2,170	2,354
Hospitality Properties Trust 6.70% 2018	2,945	3,289
Icahn Enterprises Finance Corp. 3.50% 2017	58,000	57,565
Icahn Enterprises Finance Corp. 6.00% 2020	9,650	9,964
International Lease Finance Corp. 4.875% 2015	38,065	38,707
International Lease Finance Corp. 8.625% 2015	4,250	4,500
iStar Financial Inc. 3.875% 2016	4,275	4,296

American High-Income Trust — Page 9 of 15

Bonds, notes & other debt instruments Corporate bonds, notes & loans (continued) Financials (continued)	Principal amount (000)	Value (000)
iStar Financial Inc. 4.00% 2017	$44,525	$43,412
iStar Financial Inc., Series B, 9.00% 2017	34,965	39,117
iStar Financial Inc. 4.875% 2018	37,664	36,816
iStar Financial Inc. 5.00% 2019	56,550	54,712
JPMorgan Chase & Co., Series-V, junior subordinated, perpetual, 5.00% (undated)6	30,000	29,358
Liberty Mutual Group Inc., Series B, 7.00% 20671,6	11,185	11,912
Liberty Mutual Group Inc., Series A, 7.80% 20871,6	39,908	47,141
MetLife Capital Trust IV, junior subordinated 7.875% 20671,6	14,950	19,211
MetLife Capital Trust X, junior subordinated 9.25% 20681,6	12,500	18,094
Ocwen Financial Corp. 6.625% 20191	17,650	17,076
Popular, Inc. 7.00% 2019	20,995	21,126
QBE Capital Funding III LP 7.25% 20411,6	7,650	8,350
Realogy Corp. 4.50% 20191	101,820	98,765
Realogy Corp. 7.625% 20201	3,000	3,225
Realogy Corp. 9.00% 20201	28,785	31,592
Realogy Corp., LOC, 4.50% 20164,5,6	3,806	3,771
Royal Bank of Scotland Group PLC, junior subordinated 6.99% (undated)1,6	15,376	17,634
Ryman Hospitality Properties, Inc. 5.00% 2021	13,600	13,328
Springleaf Finance Corp., Series J, 6.90% 2017	30,000	31,950
		1,098,029
Consumer staples 1.31%
Brasil Foods SA 5.875% 20221	8,250	8,931
C&S Group Enterprises LLC 5.375% 20221	42,500	40,481
Constellation Brands, Inc. 8.375% 2014	1,650	1,672
Constellation Brands, Inc. 7.25% 2017	6,500	7,243
Constellation Brands, Inc. 3.75% 2021	5,650	5,558
Constellation Brands, Inc. 6.00% 2022	6,975	7,638
Constellation Brands, Inc. 4.25% 2023	10,350	10,130
Del Monte Corp. 7.625% 2019	29,821	29,635
Ingles Markets, Inc. 5.75% 2023	17,925	18,059
Pilgrim’s Pride Corp. 7.875% 2018	10,000	10,500
Post Holdings, Inc. 6.75% 20211	8,825	8,384
Post Holdings, Inc. 7.375% 2022	25,000	24,812
Rite Aid Corp. 10.25% 2019	9,645	10,175
Rite Aid Corp. 8.00% 2020	14,000	15,050
Smithfield Foods, Inc. 7.75% 2017	7,850	8,733
Smithfield Foods, Inc. 5.25% 20181	2,775	2,789
Smithfield Foods, Inc. 5.875% 20211	6,475	6,572
Smithfield Foods, Inc. 6.625% 2022	20,130	21,338
Stater Bros. Holdings Inc., Term Loan B, 4.75% 20214,5,6	10,000	9,988
TreeHouse Foods, Inc. 4.875% 2022	15,000	14,813
		262,501
Utilities 1.17%
AES Corp. 8.00% 2017	4,238	4,768
AES Corp. 8.00% 2020	18,650	21,494
AES Corp. 7.375% 2021	2,375	2,672
AES Corp. 4.875% 2023	7,000	6,685
AES Corp. 5.50% 2024	13,000	12,708
Calpine Corp. 5.375% 2023	34,500	33,508
Calpine Corp. 7.875% 20231	2,000	2,195
Emgesa SA ESP 8.75% 2021	COP10,600,000	5,705
Enel Società per Azioni 8.75% 20731,6	$15,000	17,512

American High-Income Trust — Page 10 of 15

Bonds, notes & other debt instruments Corporate bonds, notes & loans (continued) Utilities (continued)	Principal amount (000)	Value (000)
Midwest Generation, LLC, Series B, 8.56% 20162,5,8	$5,241	$5,372
NRG Energy, Inc. 6.25% 20221	25,500	26,281
NRG Energy, Inc. 6.625% 2023	9,000	9,338
Texas Competitive Electric Holdings, Term Loan Strip, 3.75% 20164,5,6	11,287	11,308
TXU, Term Loan, 3.737% 20142,4,5,6	5,802	4,326
TXU, Term Loan, 4.65% 20172,4,5,6	94,878	70,605
		234,477
Total corporate bonds, notes & loans		17,691,058
Bonds & notes of governments & government agencies outside the U.S. 3.05%
Argentina (Republic of) 7.00% 2017	43,475	37,376
Croatian Government 6.75% 20191	4,510	4,995
Croatian Government 6.375% 20211	2,810	3,063
Croatian Government 5.50% 20231	10,200	10,557
Ghana (Republic of) 7.875% 2023	32,505	32,749
Ghana (Republic of) 8.125% 20261,5	4,000	4,020
Greek Government 2.00%/3.00% 20237	€3,110	3,136
Greek Government 2.00%/3.00% 20247	3,110	3,063
Greek Government 2.00%/3.00% 20257	3,110	2,947
Greek Government 2.00%/3.00% 20267	3,110	2,846
Greek Government 2.00%/3.00% 20277	3,110	2,778
Greek Government 2.00%/3.00% 20287	3,110	2,708
Greek Government 2.00%/3.00% 20297	7,000	6,005
Greek Government 2.00%/3.00% 20307	7,000	5,882
Greek Government 2.00%/3.00% 20317	7,000	5,793
Greek Government 2.00%/3.00% 20327	7,000	5,699
Greek Government 2.00%/3.00% 20337	7,000	5,630
Greek Government 2.00%/3.00% 20347	7,000	5,551
Greek Government 2.00%/3.00% 20357	7,000	5,517
Greek Government 2.00%/3.00% 20367	14,485	11,282
Greek Government 2.00%/3.00% 20377	18,235	14,125
Greek Government 2.00%/3.00% 20387	15,435	11,858
Greek Government 2.00%/3.00% 20397	11,735	8,946
Greek Government 2.00%/3.00% 20407	16,285	12,408
Greek Government 2.00%/3.00% 20417	17,985	13,715
Greek Government 2.00%/3.00% 20427	12,735	9,713
Hungarian Government 4.125% 2018	$10,020	10,421
Hungarian Government 6.25% 2020	5,800	6,474
India (Republic of) 7.28% 2019	INR5,550,000	86,143
Kenya (Rebulic of) 5.875 20191	$1,985	2,047
Kenya (Republic of) 6.875% 20241	32,205	33,960
Nigeria (Republic of) 6.75% 2021	7,840	8,595
Nigeria (Republic of) 6.375% 2023	8,960	9,643
Portuguese Government 3.85% 2021	€1,650	2,279
Portuguese Government 5.125% 20241	$1,600	1,676
Portuguese Government 5.65% 2024	€53,935	81,958
Republic of Senegal 6.25% 20241	$13,675	13,709
Serbia (Republic of) 4.875% 2020	3,195	3,191
Slovenia (Republic of) 5.50% 20221	14,600	15,914
Slovenia (Republic of) 5.85% 20231	11,135	12,443
South Africa (Republic of), Series R-2023, 7.75% 2023	ZAR165,125	14,313
United Mexican States Government, Series M20, 10.00% 2024	MXN180,000	17,339

American High-Income Trust — Page 11 of 15

Bonds, notes & other debt instruments Bonds & notes of governments & government agencies outside the U.S. (continued)	Principal amount (000)	Value (000)
Zambia (Republic of) 5.375% 2022	$31,295	$29,887
Zambia (Republic of) 8.50% 2024	26,405	30,052
		612,406
U.S. Treasury bonds & notes 0.65% U.S. Treasury 0.65%
U.S. Treasury 0.25% 2015	21,900	21,918
U.S. Treasury 4.00% 2015	42,300	42,924
U.S. Treasury 6.25% 202310	50,000	65,489
Total U.S. Treasury bonds & notes		130,331
Municipals 0.32%
State of New Jersey, Econ. Dev. Auth., Energy Fac. Rev. Bonds (ACR Energy Partners, LLC Project), Series 2011-B, 12.00% 20301,2	12,385	6,819
State of Ohio, Buckeye Tobacco Settlement Fncg. Auth., Tobacco Settlement Asset-backed Bonds, Current Interest Bonds, Series 2007-A-2, 5.875% 2047	10,000	7,859
State of Ohio, Buckeye Tobacco Settlement Fncg. Auth., Tobacco Settlement Asset-backed Bonds, Current Interest Bonds, Series 2007-A-2, 6.50% 2047	10,000	8,500
Puerto Rico Aqueduct and Sewer Auth., Rev. Ref. Bonds, Series 2012-A, 5.25% 2042	9,980	7,123
Puerto Rico Public Improvement Ref. Bonds (G.O. Bonds), Series 2014-A, 8.00% 2035	38,250	33,724
		64,025
Total bonds, notes & other debt instruments (cost: $18,680,053,000)		18,497,820
Convertible bonds 0.96% Financials 0.47%
Bank of Ireland 10.00% convertible notes 2016	€17,805	24,244
HSBC Holdings PLC 6.375% convertible notes 20496	$4,822	4,822
Lloyds Banking Group PLC 7.50% convertible notes 20496	41,859	43,220
Banco Bilbao Vizcaya Argentaria, SA 9.00% convertible notes 20496	20,200	21,513
		93,799
Energy 0.25%
American Energy Utica, LLC 3.50% convertible notes 20211,3,6	43,726	50,941
Information technology 0.14%
Liberty Media Corp. 3.50% convertible notes 2031	48,500	27,224
Materials 0.06%
Mirabela Nickel Ltd. 9.50% convertible notes 20191,3,8	10,975	10,975
Telecommunication services 0.04%
Clearwire Corp. 8.25% convertible notes 20401	7,722	8,658
Total convertible bonds (cost: $167,950,000)		191,597

American High-Income Trust — Page 12 of 15

Convertible stocks 1.39% Industrials 0.48%	Shares	Value (000)
CEVA Group PLC, Series A-1, 3.23% convertible preferred8	47,121	$73,038
CEVA Group PLC, Series A-2, 2.23% convertible preferred8,11	21,063	23,169
		96,207
Utilities 0.35%
Exelon Corp., convertible preferred, units	909,000	46,177
Dominion Resources, Inc., convertible preferred, Series A, units	500,000	24,950
		71,127
Financials 0.32%
Weyerhaeuser Co., Series A, 6.375% convertible preferred	1,000,000	54,030
American Tower Corp., Series A, convertible preferred	100,000	10,850
		64,880
Energy 0.24%
Chesapeake Energy Corporation 5.75% convertible preferred1	33,000	37,248
Chesapeake Energy Corporation 5.75% convertible preferred	9,000	10,159
		47,407
Total convertible stocks (cost: $248,907,000)		279,621
Preferred securities 0.51% Financials 0.51%
Ally Financial Inc., Series G, 7.00%1	21,250	21,376
Ally Financial Inc., Series 2, 8.125% preferred	650,000	17,296
Morgan Stanley, Series I, depositary shares	816,000	20,457
Citigroup Inc., Series K, depositary shares	506,675	13,346
First Republic Bank, Series A, noncumulative convertible preferred	400,000	10,184
Swire Pacific Ltd. 8.84% cumulative guaranteed perpetual capital securities1	365,000	10,015
Goldman Sachs Group, Inc., Series J, 5.50% depositary shares	400,000	9,500
Total preferred securities (cost: $89,535,000)		102,174
Common stocks 1.50% Consumer discretionary 0.55%
Cooper-Standard Holdings Inc.9,12	1,663,543	103,805
Ford Motor Co.	410,210	6,067
Adelphia Recovery Trust, Series ACC-18,12	10,643,283	23
Adelphia Recovery Trust, Series Arahova8,12	1,773,964	22
Five Star Travel Corp.1,8,12	83,780	18
Revel AC, Inc. (CVR)8,9,11,12	43,088,200	—
Revel AC, Inc.8,9,11,12	908,183	—
		109,935
Industrials 0.38%
CEVA Group PLC1,8,12	59,168	65,085
Delta Air Lines, Inc.	299,769	10,837
United Continental Holdings, Inc.12	22,981	1,075
Quad/Graphics, Inc., Class A	9,252	178
Atrium Corp.1,8,12	10,987	11
		77,186

American High-Income Trust — Page 13 of 15

Common stocks Financials 0.33%	Shares	Value (000)
American Tower Corp.	538,967	$50,463
Citigroup Inc.	205,574	10,653
EME Reorganization Trust	41,998,595	5,779
		66,895
Health care 0.11%
Rotech Healthcare Inc.8,9,12	1,916,276	21,654
Materials 0.11%
NewPage Holdings Inc.8,11	206,200	19,054
Mirabela Nickel Ltd.12	34,668,323	2,003
		21,057
Utilities 0.02%
NRG Energy, Inc.	138,105	4,210
Energy 0.00%
General Maritime Corp.1,8,12	12,599	438
Petroplus Holdings AG8,12	3,360,000	—
		438
Total common stocks (cost: $304,412,000)		301,375
Rights & warrants 0.01% Consumer discretionary 0.01%
Cooper-Standard Holdings Inc., warrants, expire 20179,12	48,411	1,759
Liberman Broadcasting, Inc., warrants, expire 20228,11,12	10	—
		1,759
Energy 0.00%
General Maritime Corp., warrants, expire 20171,8,12	19,483	88
Total rights & warrants (cost: $5,447,000)		1,847
Short-term securities 2.49%	Principal amount (000)
Apple Inc. 0.13% due 1/14/20151	$ 50,000	49,973
Coca-Cola Co. 0.11% due 10/20/20141	15,000	15,000
E.I. duPont de Nemours and Co. 0.09% due 10/7/20141	16,000	16,000
Fannie Mae 0.07% due 1/5/2015	21,400	21,399
Federal Home Loan Bank 0.09%—0.10% due 1/30/2015—2/25/2015	60,400	60,391
Freddie Mac 0.09%—0.11% due 2/3/2015—3/19/2015	159,200	159,174
General Electric Capital Corp. 0.13%—0.17% due 12/4/2014—12/23/2014	71,500	71,488
IBM Corp. 0.07% due 10/3/20141	16,800	16,800
John Deere Financial Ltd. 0.09% due 10/15/20141	38,800	38,799
National Rural Utilities Cooperative Finance Corp. 0.09% due 10/8/2014	26,900	26,899
Procter & Gamble Co. 0.12% due 12/16/2014—1/8/20151	24,000	23,995
Total short-term securities (cost: $499,860,000)		499,918
Total investment securities 99.04% (cost: $19,996,164,000)		19,874,352
Other assets less liabilities 0.96%		191,726
Net assets 100.00%		$20,066,078

American High-Income Trust — Page 14 of 15

1	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $8,211,270,000, which represented 40.92% of the net assets of the fund.
2	Scheduled interest and/or principal payment was not received.
3	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
4	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $1,765,216,000, which represented 8.80% of the net assets of the fund.
5	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
6	Coupon rate may change periodically.
7	Step bond; coupon rate will increase at a later date.
8	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $245,733,000, which represented 1.22% of the net assets of the fund.
9	Represents an affiliated company as defined under the Investment Company Act of 1940.
10	A portion of this security was pledged as collateral. The total value of pledged collateral was $4,875,000, which represented .02% of the net assets of the fund.
11	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
12	Security did not produce income during the last 12 months.

Private placement securities	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
CEVA Group PLC, Series A-2, 2.23% convertible preferred	5/2/2013	$20,349	$23,169.12%
NewPage Holdings Inc.	8/1/2011-1/9/2012	32,075	19,054.09
Revel AC, Inc. (CVR)	2/15/2011-3/15/2013	7,796	-	.00
Liberman Broadcasting, Inc., warrants, expire 2022	12/13/2012	-	-	.00
Revel AC, Inc.	2/14/2011-1/10/2012	45,288	-	.00
Total private placement securities		$ 105,508	$ 42,223.21%

Key to abbreviations and symbol
Auth. = Authority
CVR = Contingent Value Rights
Dev. = Development
Econ. = Economic
Fac. = Facility
Fncg. = Financing
G.O. = General Obligation
LOC = Letter of Credit
Ref. = Refunding
Rev. = Revenue
COP = Colombian pesos
€ = Euros
INR = Indian rupees
MXN = Mexican pesos
ZAR = South African rand

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

MFGEFPX-021-1114O-S42229	American High-Income Trust — Page 15 of 15

Summary investment portfolio September 30, 2014

Portfolio by type of security	Percent of net assets

Bonds, notes & other debt instruments 92.18%	Principal amount (000)	Value (000)
Corporate bonds, notes & loans 88.16%
Telecommunication services 16.32%
Clearwire Communications and Clearwire Finance, Inc. 14.75% 2016[1]	$13,650	$16,994
Digicel Group Ltd. 8.25% 2020[1]	101,475	105,037
Digicel Group Ltd. 6.00% 2021[1]	97,092	96,364
Digicel Group Ltd. 7.125% 2022[1]	59,275	59,305
Frontier Communications Corp. 6.25%—9.25% 2018—2025	297,066	317,767
Intelsat Jackson Holding Co. 7.25% 2020	31,325	33,126
Intelsat Jackson Holding Co. 6.625% 2022	180,950	184,569
Intelsat Luxembourg Holding Co. 6.75% 2018	7,600	7,847
LightSquared, Term Loan B, 12.00% 2014[2,3,4,5]	115,770	159,184
MetroPCS Wireless, Inc. 6.25% 2021	164,375	166,635
MetroPCS Wireless, Inc. 6.625% 2023	139,200	143,028
NII Capital Corp. 7.875% 2019[1,2]	127,080	86,097
NII Capital Corp. 11.375% 2019[1,2]	196,970	133,447
NII Capital Corp. 7.63%—10.00% 2016—2021[2]	486,997	122,634
Numerical Group SA, First Lien, 4.875% 2019[1]	94,575	93,747
Numerical Group SA, First Lien, 6.00% 2022[1]	113,575	114,569
Numerical Group SA, First Lien, 6.25% 2024[1]	27,925	27,890
Sprint Capital Corp. 6.90%—8.75% 2019—2032	6,800	7,254
Sprint Corp. 7.25% 2021[1]	98,925	103,253
Sprint Corp. 7.875% 2023[1]	81,450	86,744
Sprint Nextel Corp. 7.00% 2020	174,385	182,668
Sprint Nextel Corp. 8.38%—11.50% 2017—2021[1]	107,965	132,060
T-Mobile US, Inc. 6.542% 2020	108,475	111,594
T-Mobile US, Inc. 6.38%—6.73% 2022—2025	87,325	88,286
Trilogy International Partners, LLC 10.25% 2016[1]	106,840	109,578
Wind Acquisition SA 4.75% 2020[1]	79,975	77,276
Wind Acquisition SA 7.375% 2021[1]	132,900	133,897
Other securities		373,272
		3,274,122

Consumer discretionary 14.40%
Boyd Gaming Corp. 9.125% 2018	82,070	85,968
Boyd Gaming Corp. 9.00% 2020	81,555	85,939
Cequel Communications Holdings I, LLC and Cequel Capital Corp. 6.375% 2020[1]	116,350	120,277
Other securities		2,598,023
		2,890,207

Industrials 13.23%
Altegrity, Inc. 9.50% 2019[1]	151,950	140,554
Associated Materials, LLC and AMH New Finance, Inc. 9.125% 2017	167,367	164,647
BE Aerospace, Inc. 5.25% 2022	106,698	115,501
CEVA Group PLC 4.00%—9.00% 2018—2021[1]	70,825	68,284
CEVA Group PLC, LOC, 6.50% 2021[4,5,6]	15,843	15,394

8	American High-Income Trust

	Principal amount (000)		Value (000)
CEVA Group PLC, Term Loan 6.50% 2021[4,5,6]		$42,419	$41,217
Euramax International, Inc. 9.50% 2016		87,565	85,814
Jeld-Wen Escrow Corp. 12.25% 2017[1]		89,060	94,960
Nortek Inc. 8.50% 2021		83,777	90,479
Ply Gem Industries, Inc. 6.50% 2022		89,350	85,218
Other securities			1,753,505
			2,655,573

Health care 11.45%
inVentiv Health Inc, Term Loan B4, 7.75% 2018[4,5,6]		57,910	57,669
inVentiv Health Inc. 9.00% 2018[1]		174,065	181,463
inVentiv Health Inc. 11.00% 2018[1]		72,376	58,624
inVentiv Health Inc. 12.00% 2018[1,3,6]		104,008	96,727
Kinetic Concepts, Inc. 10.50% 2018		162,000	176,580
Kinetic Concepts, Inc. 12.50% 2019		151,837	169,678
Other securities			1,556,114
			2,296,855

Energy 10.55%
American Energy (Permian Basin) 7.125% 2020[1]		97,475	89,677
Jupiter Resources Inc. 8.50% 2022[1]		97,475	86,753
NGPL PipeCo LLC 7.119% 2017[1]		137,395	138,082
NGPL PipeCo LLC 9.625% 2019[1]		126,850	135,095
NGPL PipeCo LLC, Term Loan B, 6.75% 2017[4,5,6]		11,001	10,983
PDC Energy Inc. 7.75% 2022		101,050	108,629
Peabody Energy Corp. 6.00% 2018		126,672	124,772
Sabine Pass Liquefaction, LLC 5.75% 2024[1]		89,275	90,949
Samson Investment Co. 9.75% 2020		214,715	195,927
Other securities			1,137,055
			2,117,922

Materials 8.01%
First Quantum Minerals Ltd. 6.75% 2020[1]		139,162	142,293
First Quantum Minerals Ltd. 7.00% 2021[1]		138,096	140,685
First Quantum Minerals Ltd. 7.25% 2022[1]		8,575	8,789
FMG Resources 6.00% 2017[1]		104,092	105,198
JMC Steel Group Inc. 8.25% 2018[1]		141,540	143,486
Reynolds Group Inc. 5.75% 2020		184,460	188,610
Reynolds Group Inc. 7.13%—9.88% 2019		55,015	59,148
Other securities			818,624
			1,606,833

Information technology 6.25%
First Data Corp. 11.75% 2021		125,353	145,723
First Data Corp. 12.625% 2021		102,696	123,235
First Data Corp. 6.75%—14.50% 2019—2022[1,3,6]		82,892	88,042
SRA International, Inc. 11.00% 2019		77,912	83,366
SRA International, Inc., Term Loan B, 6.50% 2018[4,5,6]		123,232	123,386
Other securities			690,787
			1,254,539

Financials 5.47%
Crescent Resources 10.25% 2017[1]		117,010	127,541
Realogy Corp. 4.50% 2019[1]		101,820	98,765
Other securities			871,723
			1,098,029

Other 2.48%
Other securities			496,978

Total corporate bonds, notes & loans			17,691,058

Bonds & notes of governments & government agencies outside the U.S. 3.05%
India (Republic of) 7.28% 2019	INR	5,550,000	86,143
Other securities			526,263
			612,406

American High-Income Trust	9

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Other 0.97%
Other securities		$194,356

Total bonds, notes & other debt instruments (cost: $18,680,053,000)		18,497,820

Convertible bonds 0.96%
Telecommunication services 0.04%
Clearwire Corp. 8.25% convertible notes 2040[1]	$7,722	8,658

Other 0.92%
Other securities		182,939

Total convertible bonds (cost: $167,950,000)		191,597

Convertible stocks 1.39%	Shares
Industrials 0.48%
CEVA Group PLC, Series A-1, 3.23% convertible preferred[7]	47,121	73,038
CEVA Group PLC, Series A-2, 2.23% convertible preferred[7,8]	21,063	23,169
		96,207

Other 0.91%
Other securities		183,414

Total convertible stocks (cost: $248,907,000)		279,621

Preferred securities 0.51%
Financials 0.51%
Other securities		102,174

Total preferred securities (cost: $89,535,000)		102,174

Common stocks 1.50%
Consumer discretionary 0.55%
Cooper-Standard Holdings Inc.[9,10]	1,663,543	103,805
Other securities		6,130
		109,935

Industrials 0.38%
CEVA Group PLC[1,7,10]	59,168	65,085
Other securities		12,101
		77,186
Other 0.57%
Other securities		114,254

Total common stocks (cost: $304,412,000)		301,375

Rights & warrants 0.01%
Other 0.01%
Other securities		1,847

Total rights & warrants (cost: $5,447,000)		1,847

Short-term securities 2.49%	Principal amount (000)
Freddie Mac 0.09%—0.11% due 2/3/2015—3/19/2015	$159,200	159,174
Other securities		340,744

Total short-term securities (cost: $499,860,000)		499,918
Total investment securities 99.04% (cost: $19,996,164,000)		19,874,352
Other assets less liabilities 0.96%		191,726

Net assets 100.00%		$20,066,078

10	American High-Income Trust

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio, including securities which were pledged as collateral. The total value of pledged collateral was $4,875,000, which represented .02% of the net assets of the fund.

Forward currency contracts

The fund has entered into forward currency contracts to sell currencies as shown in the following table. The average notional amount of open forward currency contracts was $258,968,000 over the prior 12-month period.

					Unrealized
			Contract amount		appreciation
	Settlement		Receive	Deliver	at 9/30/2014
	date	Counterparty	(000)	(000)	(000)
Sales:
Euros	10/16/2014	UBS AG	$19,057	€14,750	$425
Euros	10/20/2014	HSBC Bank	$15,177	€11,700	398
Euros	10/22/2014	Citibank	$11,307	€8,750	254
Euros	10/27/2014	Bank of America, N.A.	$7,329	€5,700	128
Euros	10/31/2014	JPMorgan Chase	$65,983	€52,000	291
					$1,496

Interest rate swaps

The fund has entered into an interest rate swap as shown in the following table. The fund entered into the interest rate swap in July 2014. The average notional amount of interest rate swaps was $20,000,000 over the prior three-month period.

						Unrealized
					Notional	appreciation at
Pay/receive		Floating rate	Fixed	Expiration	amount	9/30/2014
floating rate	Clearinghouse	index	rate	date	(000)	(000)
Receive	LCH.Clearnet	3-month USD-LIBOR	2.197%	7/22/2021	$20,000	$110

Credit default swaps

The fund has entered into credit default swaps as shown in the following table. The average notional amount of credit default swaps was $116,538,000 over the prior 12-month period.

Centrally cleared credit default swaps on credit indices — sell protection

					Unrealized
					appreciation
				Notional	(depreciation)
		Receive	Expiration	amount	at 9/30/2014
Referenced index	Clearinghouse	fixed rate	date	(000)	(000)
CDX North American High Yield Index Series 21	Intercontinental Exchange, Inc.	5.00%	12/20/2018	$17,820	$161
CDX North American High Yield Index Series 22	Intercontinental Exchange, Inc.	5.00	6/20/2019	28,710	(527)
CDX North American High Yield Index Series 22	Intercontinental Exchange, Inc.	5.00	6/20/2019	31,680	(683)
					$(1,049)

American High-Income Trust	11

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on such holdings and related transactions during the year ended September 30, 2014, appear below.

	Beginning			Ending		Value of
	shares or			shares or	Interest	affiliates at
	principal			principal	income	9/30/2014
	amount	Additions	Reductions	amount	(000)	(000)
Rotech Healthcare Inc., Term Loan, 13.00% 2020[3,4,5,6]	$43,908,783	$5,091,118	—	$48,999,901	$6,027	$48,755
Rotech Healthcare Inc., Term Loan A, 5.50% 2018[4,5,6]	$25,900,000	—	$259,000	$25,641,000	1,439	25,513
Rotech Healthcare Inc.[7,10]	1,916,275	1	—	1,916,276	—	21,654
Rotech Healthcare Inc., Term Loan B, 10.00% 2019[4,5,6]	$20,825,000	—	—	$20,825,000	2,111	20,721
Cooper-Standard Holdings Inc.[10]	1,238,538	432,805	7,800	1,663,543	—	103,805
Cooper-Standard Holdings Inc., warrants, expire 2017[10]	196,935	—	148,524	48,411	—	1,759
Cooper-Standard Holdings Inc. 7.00% convertible preferred	99,687	—	99,687	—	—	—
Revel AC, Inc.[7,8,10]	908,183	—	—	908,183	—	—
Revel AC, Inc. (CVR)[7,8,10]	43,088,200	—	—	43,088,200	—	—
Mirabela Nickel Ltd.[10,11]	—	54,468,461	19,800,138	34,668,323	—	—
Mirabela Nickel Ltd., convertible notes 9.50% 2019[1,3,7,11]	—	$10,975,000	—	$10,975,000	290	—
Revel Entertainment, Term Loan B, 10.00% 2015[2,3,4,5,6,7]	—	$15,286,433	—	$15,286,433	785	—
Revel Entertainment, Term Loan B, 14.50% 2018[2,3,4,5,6,7]	$74,061,406	$8,542,775	$365,625	$82,238,556	3,463	—
American Media, Inc.[1,7,10,11]	1,122,345	—	1,122,345	—	—	—
					$14,115	$222,207

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $8,211,270,000, which represented 40.92% of the net assets of the fund.
[2]	Scheduled interest and/or principal payment was not received.
[3]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
[4]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans, including those in “Other securities,” was $1,765,216,000, which represented 8.80% of the net assets of the fund.
[5]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[6]	Coupon rate may change periodically.
[7]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities including those in “Other securities,” was $245,733,000, which represented 1.22% of the net assets of the fund.
[8]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
[9]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[10]	Security did not produce income during the last 12 months.
[11]	Unaffiliated issuer at 9/30/2014.

				Percent
	Acquisition	Cost	Value	of net
Private placement securities	date	(000)	(000)	assets
CEVA Group PLC, Series A-2, 2.23% convertible preferred	5/2/2013	$20,349	$23,169	.12%
Other private placement securities		85,159	19,054	.09
Total private placement securities		$105,508	$42,223	.21%

Key to abbreviations and symbol

CVR = Contingent Value Rights

LOC = Letter of Credit

€ = Euros

INR = Indian rupees

See Notes to Financial Statements

12	American High-Income Trust

Financial statements

Statement of assets and liabilities
at September 30, 2014	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $19,667,742)	$19,652,145
Affiliated issuers (cost: $328,422)	222,207	$19,874,352
Cash denominated in currencies other than U.S. dollars (cost: $5)		5
Cash		224
Unrealized appreciation on open forward currency contracts		1,496
Receivables for:
Sales of investments	172,453
Sales of fund’s shares	24,144
Variation margin	377
Dividends and interest	402,235	599,209
		20,475,286
Liabilities:
Payables for:
Purchases of investments	336,359
Repurchases of fund’s shares	53,090
Dividends on fund’s shares	6,909
Investment advisory services	4,645
Services provided by related parties	6,865
Trustees’ deferred compensation	293
Other	1,047	409,208
Net assets at September 30, 2014		$20,066,078

Net assets consist of:
Capital paid in on shares of beneficial interest		$20,585,937
Distributions in excess of net investment income		(43,455)
Accumulated net realized loss		(354,373)
Net unrealized depreciation		(122,031)
Net assets at September 30, 2014		$20,066,078

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (1,809,568 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share
Class A	$14,285,523	1,288,275	$11.09
Class B	94,138	8,489	11.09
Class C	1,237,844	111,629	11.09
Class F-1	926,771	83,577	11.09
Class F-2	1,321,800	119,200	11.09
Class 529-A	367,091	33,104	11.09
Class 529-B	6,487	585	11.09
Class 529-C	132,708	11,968	11.09
Class 529-E	20,276	1,829	11.09
Class 529-F-1	25,033	2,257	11.09
Class R-1	23,960	2,161	11.09
Class R-2	224,045	20,204	11.09
Class R-2E	10	1	11.09
Class R-3	256,416	23,124	11.09
Class R-4	230,073	20,748	11.09
Class R-5	111,396	10,046	11.09
Class R-6	802,507	72,371	11.09

See Notes to Financial Statements

American High-Income Trust	13

Statement of operations
for the year ended September 30, 2014	(dollars in thousands)

Investment income:
Income:
Interest (net of non-U.S. taxes of $135; also includes $14,115 from affiliates)	$1,358,159
Dividends	15,481	$1,373,640
Fees and expenses*:
Investment advisory services	56,797
Distribution services	58,353
Transfer agent services	24,699
Administrative services	4,435
Reports to shareholders	1,061
Registration statement and prospectus	660
Trustees’ compensation	176
Auditing and legal	167
Custodian	224
Other	720	147,292
Net investment income		1,226,348

Net realized gain and unrealized depreciation on investments, forward currency contracts, interest rate swaps, credit default swaps and currency:
Net realized gain (loss) on:
Investments (net of non-U.S. taxes of $5; also includes $20,722 net gain from affiliates)	490,793
Forward currency contracts	4,239
Interest rate swaps	(74)
Credit default swaps	5,557
Currency transactions	(3,272)	497,243
Net unrealized (depreciation) appreciation on:
Investments (net of non-U.S. taxes of $232)	(756,381)
Forward currency contracts	5,902
Interest rate swaps	110
Credit default swaps	(1,049)
Currency translations	(609)	(752,027)
Net realized gain and unrealized depreciation on investments, forward currency contracts, interest rate swaps, credit default swaps and currency		(254,784)

Net increase in net assets resulting from operations		$971,564

*Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

14	American High-Income Trust

Statements of changes in net assets

	(dollars in thousands)

	Year ended September 30
	2014	2013
Operations:
Net investment income	$1,226,348	$1,291,104
Net realized gain on investments, forward currency contracts, interest rate swaps, credit default swaps and currency transactions	497,243	21,905
Net unrealized (depreciation) appreciation on investments, forward currency contracts, interest rate swaps, credit default swaps and currency translations	(752,027)	66,746
Net increase in net assets resulting from operations	971,564	1,379,755

Dividends paid or accrued to shareholders from net investment income	(1,224,533)	(1,319,459)

Net capital share transactions	282,076	168,005

Total increase in net assets	29,107	228,301

Net assets:
Beginning of year	20,036,971	19,808,670
End of year (including distributions in excess of net investment income: $(43,455) and $(51,545), respectively)	$20,066,078	$20,036,971

See Notes to Financial Statements

American High-Income Trust	15

Notes to financial statements

1. Organization

American High-Income Trust (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks a high level of current income and, secondarily, capital appreciation through a diversified, carefully supervised portfolio consisting primarily of lower rated, higher risk corporate bonds.

The fund has 17 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and seven retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 3.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5 and R-6	None	None	None

*Class B and 529-B shares of the fund are not available for purchase.

On August 29, 2014, the fund made an additional retirement plan share class (Class R-2E) available for sale pursuant to an amendment to its registration statement filed with the U.S. Securities and Exchange Commission. Refer to the fund’s prospectus for more details.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

16	American High-Income Trust

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends to shareholders are declared daily after the determination of the fund’s net investment income and are paid to shareholders monthly. Distributions to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Forward currency contracts are valued at the mean of representative quoted bid and ask

American High-Income Trust	17

prices, generally based on prices supplied by one or more pricing vendors. Interest rate swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency, and pay frequency. Credit default swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency and pay frequency.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of September 30, 2014 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Corporate bonds, notes & loans	$—	$17,664,272	$26,786	$17,691,058
Bonds & notes of governments & government agencies outside the U.S.	—	612,406	—	612,406
Other	—	194,356	—	194,356
Convertible bonds	—	180,622	10,975	191,597
Convertible stocks	183,414	96,207	—	279,621
Preferred securities	70,783	31,391	—	102,174
Common stocks	195,070	65,085	41,220	301,375
Rights & warrants	1,759	—	88	1,847
Short-term securities	—	499,918	—	499,918
Total	$451,026	$19,344,257	$79,069	$19,874,352

18	American High-Income Trust

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$1,496	$—	$1,496
Unrealized appreciation on interest rate swaps	—	110	—	110
Unrealized appreciation on credit default swaps	—	161	—	161
Liabilities:
Unrealized depreciation on credit default swaps	—	(1,210)	—	(1,210)
Total	$—	$557	$—	$557

*Forward currency contracts, interest rate swaps and credit default swaps are not included in the investment portfolio.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency, interest rate and commodity price fluctuations.

Issuer risks — The values of, and the income generated by, securities held by the fund may also decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in lower rated bonds — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled or operate. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the U.S. In addition, the value of

American High-Income Trust	19

investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Loan transactions — The fund has entered into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder’s portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan’s interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations.

Interest rate swaps — The fund has entered into interest rate swap contracts, which are agreements to exchange one stream of future interest payments for another based on a specified notional amount. Typically, interest rate swaps exchange a fixed interest rate for a payment that floats relative to a benchmark or vice versa. The fund’s investment adviser uses interest rate swaps to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. Risks may arise as a result of the fund’s investment adviser incorrectly anticipating changes in interest rates, increased volatility, reduced liquidity and the potential inability of counterparties to meet the terms of their agreements.

Upon entering into an interest rate swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as “initial margin.” Generally, the initial margin required for a particular interest rate swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, the fund’s investment adviser records daily interest accruals related to the exchange of future payments as a receivable and payable in the fund’s statement of assets and liabilities. The fund also pays or receives a “variation margin” based on the increase or decrease in the value of the interest rate swaps, including accrued interest, and records variation margin on interest rate swaps in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the interest rate swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from interest rate swaps are recorded in the fund’s statement of operations.

Credit default swap indices — The fund has entered into centrally cleared credit default swap agreements on credit indices (“CDSI”) which involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified return upon the occurrence of a credit event, such as a default or restructuring, with respect to any of the underlying issuers (reference obligations) in the referenced index. The fund’s investment advisor uses credit default swaps to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks. When the fund provides sell protection, its maximum exposure is the notional amount of the credit default swap agreement.

20	American High-Income Trust

CDSI are portfolios of credit instruments or exposures designed to be representative of some part of the credit market, such as the high yield or investment grade credit market. CDSI are generally traded using standardized terms including a fixed spread and standard maturity dates and references all the names in the index. If there is a credit event it is settled based on that name’s weight in the index. The composition of the underlying issuers or obligations within a particular index may change periodically, usually every six months. A specified credit event may affect all or individual underlying reference obligations included in the index and will be settled based upon the relative weighting of the affected obligation(s) within the index.

Upon entering into a centrally cleared CDSI contract, the fund is required to deposit with a derivatives clearing member (“DCM”) in a segregated account in the name of the DCM an amount of cash, U.S. government securities, or other liquid securities, which is known as “initial margin.” Generally, the initial margin required for a particular credit default swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract. Securities deposited as initial margin are designated on the investment portfolio.

On a daily basis, interest accruals related to the exchange of future payments are recorded as a receivable and payable in the fund’s statement of assets and liabilities. The fund also pays or receives a “variation margin” based on the increase or decrease in the value of the centrally cleared swaps and records variation margin in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from credit default swaps are recorded in the fund’s statement of operations.

The following tables present the financial statement impacts resulting from the fund’s use of forward currency contracts, interest rate swaps and credit default swaps as of September 30, 2014 (dollars in thousands):

	Assets			Liabilities
Contract	Location on statement of assets and liabilities	Value		Location on statement of assets and liabilities	Value
Forward currency	Unrealized appreciation on open forward currency contracts	$1,496		Unrealized depreciation on open forward currency contracts	$—
Interest rate swaps	Variation margin	—	*	Variation margin	—
Credit default swaps	Variation margin	377		Variation margin	—
		$1,873			$—

	Net realized gain (loss)		Net unrealized appreciation (depreciation)
Contract	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Net realized gain on forward currency contracts	$4,239	Net unrealized appreciation on forward currency contracts	$5,902
Interest rate swaps	Net realized loss on interest rate swaps	(74)	Net unrealized appreciation on interest rate swaps	110
Credit default swaps	Net realized gain on credit default swaps	5,557	Net unrealized depreciation on credit default swaps	(1,049)
		$9,722		$4,963

*Amount less than one thousand.

Collateral — The fund participates in a collateral program due to its use of forward currency contracts, interest rate swaps and credit default swaps. For forward currency contracts, the program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. For interest rate swaps and credit default swaps, the program calls for the fund to pledge collateral for initial and variation margin by contract. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where amounts payable by each party to the other in the same currency, with the same settlement date and with the same counterparty are settled net of each party’s payment obligation. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to netting arrangements in the statement of assets and liabilities.

American High-Income Trust	21

The following table presents the fund’s forward currency contracts by counterparty, including those that are subject to potential offset on the statement of assets and liabilities as of September 30, 2014 (dollars in thousands):

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral *	Cash collateral	Net amount

Assets:
Bank of America, N.A.	$128	$—	$(128)	$—	$—
Citibank	254	—	(254)	—	—
HSBC Bank	398	—	(341)	—	57
JPMorgan Chase	291	—	(291)	—	—
UBS AG	425	—	(261)	—	164
Total	$1,496	$—	$(1,275)	$—	$221

*Non-cash collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended September 30, 2014, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2010 and by state tax authorities and tax authorities outside the U.S for tax years before 2009.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; cost of investments sold; net capital losses and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended September 30, 2014, the fund reclassified $4,000 from distributions in excess of net investment income to capital paid in on shares of beneficial interest and $6,279,000 from accumulated net realized loss to distributions in excess of net investment income to align financial reporting with tax reporting.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after September 30, 2011, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

22	American High-Income Trust

As of September 30, 2014, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Undistributed ordinary income	$34,640
Capital loss carryforward expiring 2018*	(225,066)
Gross unrealized appreciation on investment securities	765,934
Gross unrealized depreciation on investment securities	(1,086,241)
Net unrealized depreciation on investment securities	(320,307)
Cost of investment securities	20,194,659

*	Reflects the utilization of capital loss carryforward of $382,902,000. The capital loss carryforward will be used to offset any capital gains realized by the fund in future years through the expiration date. The fund will not make distributions from capital gains while a capital loss carryforward remains.

Tax-basis distributions paid or accrued to shareholders from ordinary income were as follows (dollars in thousands):

	Year ended September 30
Share class	2014		2013
Class A	$872,829		$938,643
Class B	6,292		10,084
Class C	68,040		81,420
Class F-1	74,547		95,595
Class F-2	76,196		66,875
Class 529-A	21,879		23,079
Class 529-B	416		645
Class 529-C	7,031		7,565
Class 529-E	1,161		1,224
Class 529-F-1	1,535		1,472
Class R-1	1,266		1,466
Class R-2	11,854		13,541
Class R-2E*	—	†
Class R-3	16,981		20,166
Class R-4	14,064		15,260
Class R-5	10,718		18,575
Class R-6	39,724		23,849
Total	$1,224,533		$1,319,459

*Class R-2E shares were offered beginning August 29, 2014.

†Amount less than one thousand.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. At the beginning of the year, these fees were based on a series of decreasing annual rates beginning with 0.300% on the first $60 million of daily net assets and decreasing to 0.135% on such assets in excess of $15 billion.

On March 10, 2014, the board of trustees approved an amended agreement effective April 1, 2014, decreasing the annual rate on net assets in excess of $21 billion from 0.135% to 0.132%. The agreement also provides for monthly fees, accrued daily, based on a series of decreasing rates beginning with 3.00% on the first $8,333,333 of the fund’s monthly gross income and decreasing to 1.50% on such income in excess of $50 million. For the year ended September 30, 2014, the investment advisory services fee was $56,797,000, which was equivalent to an annualized rate of 0.275% of average daily net assets.

American High-Income Trust	23

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of September 30, 2014, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the 529 college savings plan. During the period October 1, 2013, to March 31, 2014, the quarterly fee was based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. Effective April 1, 2014, the quarterly fee was amended to provide for reduced annual rates of 0.07%, 0.06% and 0.05% over $30 billion, $50 billion and $70 billion, respectively, of the net assets invested in Class 529 shares of the American Funds. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

24	American High-Income Trust

For the year ended September 30, 2014, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$34,513	$17,721		$1,459		Not applicable
Class B	1,198	150		Not applicable		Not applicable
Class C	13,084	1,598		655		Not applicable
Class F-1	3,144	1,540		630		Not applicable
Class F-2	Not applicable	1,260		613		Not applicable
Class 529-A	821	376		186		$347
Class 529-B	81	10		4		8
Class 529-C	1,361	151		69		128
Class 529-E	102	11		10		19
Class 529-F-1	—	26		13		23
Class R-1	244	30		12		Not applicable
Class R-2	1,710	961		115		Not applicable
Class R-2E*	—	—	†	—	†	Not applicable
Class R-3	1,506	517		151		Not applicable
Class R-4	589	248		118		Not applicable
Class R-5	Not applicable	90		86		Not applicable
Class R-6	Not applicable	10		314		Not applicable
Total class-specific expenses	$58,353	$24,699		$4,435		$525

*Class R-2E shares were offered beginning August 29, 2014.

†Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $176,000 in the fund’s statement of operations includes $125,000 in current fees (either paid in cash or deferred) and a net increase of $51,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of dividends		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended September 30, 2014

Class A	$2,036,059	178,281	$829,099	72,715	$(2,579,536)	(226,172)	$285,622	24,824
Class B	6,628	581	6,072	532	(61,042)	(5,349)	(48,342)	(4,236)
Class C	217,066	19,009	64,085	5,620	(359,105)	(31,499)	(77,954)	(6,870)
Class F-1	322,180	28,230	73,767	6,466	(884,532)	(77,468)	(488,585)	(42,772)
Class F-2	1,103,468	96,589	68,415	6,002	(757,902)	(66,714)	413,981	35,877
Class 529-A	57,915	5,073	22,066	1,935	(65,375)	(5,732)	14,606	1,276
Class 529-B	647	57	420	37	(4,118)	(361)	(3,051)	(267)
Class 529-C	24,293	2,128	7,093	622	(29,420)	(2,579)	1,966	171
Class 529-E	3,901	342	1,169	103	(4,225)	(370)	845	75
Class 529-F-1	6,377	558	1,542	135	(6,069)	(531)	1,850	162
Class R-1	5,235	459	1,262	111	(6,550)	(574)	(53)	(4)
Class R-2	59,634	5,220	11,901	1,044	(75,816)	(6,647)	(4,281)	(383)
Class R-2E†	10	1	—	—	—	—	10	1
Class R-3	80,120	7,019	17,104	1,500	(148,139)	(13,014)	(50,915)	(4,495)
Class R-4	72,631	6,364	14,190	1,245	(83,751)	(7,343)	3,070	266
Class R-5	46,979	4,123	10,788	946	(171,224)	(14,973)	(113,457)	(9,904)
Class R-6	418,795	36,616	38,803	3,405	(110,834)	(9,729)	346,764	30,292
Total net increase (decrease)	$4,461,938	390,650	$1,167,776	102,418	$(5,347,638)	(469,055)	$282,076	24,013

See footnotes on page 26.

American High-Income Trust	25

	Sales*		Reinvestments of dividends		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended September 30, 2013

Class A	$2,628,077	231,117	$865,506	76,269	$(3,177,929)	(280,061)	$315,654	27,325
Class B	14,865	1,310	9,316	821	(87,131)	(7,673)	(62,950)	(5,542)
Class C	299,510	26,331	74,224	6,541	(467,704)	(41,180)	(93,970)	(8,308)
Class F-1	501,778	44,190	92,834	8,181	(765,689)	(67,708)	(171,077)	(15,337)
Class F-2	695,858	61,502	57,121	5,032	(724,709)	(63,918)	28,270	2,616
Class 529-A	65,681	5,777	22,694	2,000	(73,179)	(6,451)	15,196	1,326
Class 529-B	1,145	101	632	56	(5,599)	(494)	(3,822)	(337)
Class 529-C	26,987	2,374	7,432	655	(30,484)	(2,686)	3,935	343
Class 529-E	4,041	355	1,202	106	(4,477)	(395)	766	66
Class 529-F-1	8,055	708	1,444	127	(5,578)	(491)	3,921	344
Class R-1	7,445	655	1,409	124	(9,393)	(831)	(539)	(52)
Class R-2	75,232	6,617	13,237	1,166	(89,731)	(7,900)	(1,262)	(117)
Class R-3	149,922	13,184	19,732	1,739	(211,854)	(18,746)	(42,200)	(3,823)
Class R-4	79,556	7,001	15,002	1,322	(97,263)	(8,571)	(2,705)	(248)
Class R-5	90,198	7,936	18,090	1,593	(177,028)	(15,537)	(68,740)	(6,008)
Class R-6	333,949	29,459	22,878	2,017	(109,299)	(9,643)	247,528	21,833
Total net increase (decrease)	$4,982,299	438,617	$1,222,753	107,749	$(6,037,047)	(532,285)	$168,005	14,081

*Includes exchanges between share classes of the fund.

†Class R-2E shares were offered beginning August 29, 2014.

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $12,418,622,000 and $12,046,577,000, respectively, during the year ended September 30, 2014.

26	American High-Income Trust

Financial highlights

		Income (loss) from investment operations[1]
	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements	Ratio of expenses to average net assets after reimbursements[3]	Ratio of net income (loss) to average net assets[3]
Class A:
Year ended 9/30/2014	$11.22	$.68	$(.13)	$.55	$(.68)	$11.09	4.93%	$14,286	.66%	.66%	5.99%
Year ended 9/30/2013	11.18	.72	.06	.78	(.74)	11.22	7.10	14,178	.66	.66	6.37
Year ended 9/30/2012	10.36	.78	.86	1.64	(.82)	11.18	16.35	13,822	.69	.69	7.17
Year ended 9/30/2011	11.13	.85	(.74)	.11	(.88)	10.36	.67	11,223	.67	.67	7.57
Year ended 9/30/2010	10.29	.89	.78	1.67	(.83)	11.13	16.75	11,687	.68	.68	8.26
Class B:
Year ended 9/30/2014	11.22	.60	(.13)	.47	(.60)	11.09	4.16	94	1.41	1.41	5.26
Year ended 9/30/2013	11.18	.63	.06	.69	(.65)	11.22	6.29	143	1.43	1.43	5.63
Year ended 9/30/2012	10.36	.70	.86	1.56	(.74)	11.18	15.49	204	1.44	1.44	6.47
Year ended 9/30/2011	11.13	.77	(.74)	.03	(.80)	10.36	(.10)	264	1.44	1.44	6.82
Year ended 9/30/2010	10.29	.80	.78	1.58	(.74)	11.13	15.86	452	1.46	1.46	7.50
Class C:
Year ended 9/30/2014	11.22	.59	(.13)	.46	(.59)	11.09	4.11	1,238	1.46	1.46	5.20
Year ended 9/30/2013	11.18	.63	.06	.69	(.65)	11.22	6.25	1,330	1.48	1.48	5.56
Year ended 9/30/2012	10.36	.70	.86	1.56	(.74)	11.18	15.43	1,418	1.48	1.48	6.38
Year ended 9/30/2011	11.13	.76	(.74)	.02	(.79)	10.36	(.15)	1,229	1.48	1.48	6.76
Year ended 9/30/2010	10.29	.80	.78	1.58	(.74)	11.13	15.80	1,337	1.51	1.51	7.44
Class F-1:
Year ended 9/30/2014	11.22	.68	(.13)	.55	(.68)	11.09	4.87	927	.71	.71	5.96
Year ended 9/30/2013	11.18	.71	.06	.77	(.73)	11.22	7.03	1,418	.73	.73	6.32
Year ended 9/30/2012	10.36	.78	.86	1.64	(.82)	11.18	16.32	1,584	.71	.71	7.14
Year ended 9/30/2011	11.13	.85	(.74)	.11	(.88)	10.36	.62	1,264	.72	.72	7.52
Year ended 9/30/2010	10.29	.88	.78	1.66	(.82)	11.13	16.69	1,457	.74	.74	8.21
Class F-2:
Year ended 9/30/2014	11.22	.71	(.13)	.58	(.71)	11.09	5.15	1,322	.44	.44	6.21
Year ended 9/30/2013	11.18	.74	.06	.80	(.76)	11.22	7.32	935	.46	.46	6.58
Year ended 9/30/2012	10.36	.81	.86	1.67	(.85)	11.18	16.62	903	.46	.46	7.37
Year ended 9/30/2011	11.13	.88	(.74)	.14	(.91)	10.36	.88	568	.46	.46	7.77
Year ended 9/30/2010	10.29	.91	.78	1.69	(.85)	11.13	16.98	511	.48	.48	8.44
Class 529-A:
Year ended 9/30/2014	11.22	.67	(.13)	.54	(.67)	11.09	4.83	367	.75	.75	5.89
Year ended 9/30/2013	11.18	.71	.06	.77	(.73)	11.22	7.00	357	.76	.76	6.27
Year ended 9/30/2012	10.36	.78	.86	1.64	(.82)	11.18	16.26	341	.77	.77	7.08
Year ended 9/30/2011	11.13	.85	(.74)	.11	(.88)	10.36	.59	261	.74	.74	7.50
Year ended 9/30/2010	10.29	.88	.78	1.66	(.82)	11.13	16.66	230	.76	.76	8.18
Class 529-B:
Year ended 9/30/2014	11.22	.58	(.13)	.45	(.58)	11.09	4.02	6	1.55	1.55	5.12
Year ended 9/30/2013	11.18	.62	.06	.68	(.64)	11.22	6.16	10	1.56	1.56	5.50
Year ended 9/30/2012	10.36	.69	.86	1.55	(.73)	11.18	15.34	13	1.57	1.57	6.32
Year ended 9/30/2011	11.13	.75	(.74)	.01	(.78)	10.36	(.22)	16	1.55	1.55	6.70
Year ended 9/30/2010	10.29	.79	.78	1.57	(.73)	11.13	15.74	23	1.56	1.56	7.39

See footnotes on page 29.

American High-Income Trust	27

Financial highlights (continued)

		Income (loss) from investment operations[1]
	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimbursements		Ratio of expenses to average net assets after reimbursements[3]		Ratio of net income (loss) to average net assets[3]
Class 529-C:
Year ended 9/30/2014	$11.22	$.58	$(.13)	$.45	$(.58)	$11.09	4.03%	$133		1.53%		1.53%		5.12%
Year ended 9/30/2013	11.18	.62	.06	.68	(.64)	11.22	6.17	132		1.55		1.55		5.49
Year ended 9/30/2012	10.36	.69	.86	1.55	(.73)	11.18	15.35	128		1.56		1.56		6.29
Year ended 9/30/2011	11.13	.76	(.74)	.02	(.79)	10.36	(.21)	101		1.54		1.54		6.70
Year ended 9/30/2010	10.29	.79	.78	1.57	(.73)	11.13	15.75	91		1.56		1.56		7.39
Class 529-E:
Year ended 9/30/2014	11.22	.65	(.13)	.52	(.65)	11.09	4.60	20		.98		.98		5.67
Year ended 9/30/2013	11.18	.68	.06	.74	(.70)	11.22	6.75	20		.99		.99		6.04
Year ended 9/30/2012	10.36	.75	.86	1.61	(.79)	11.18	15.97	19		1.02		1.02		6.83
Year ended 9/30/2011	11.13	.81	(.74)	.07	(.84)	10.36	.31	15		1.02		1.02		7.22
Year ended 9/30/2010	10.29	.85	.78	1.63	(.79)	11.13	16.34	12		1.04		1.04		7.90
Class 529-F-1:
Year ended 9/30/2014	11.22	.70	(.13)	.57	(.70)	11.09	5.06	25		.53		.53		6.11
Year ended 9/30/2013	11.18	.73	.06	.79	(.75)	11.22	7.22	23		.54		.54		6.48
Year ended 9/30/2012	10.36	.80	.86	1.66	(.84)	11.18	16.50	20		.56		.56		7.28
Year ended 9/30/2011	11.13	.87	(.74)	.13	(.90)	10.36	.80	14		.53		.53		7.70
Year ended 9/30/2010	10.29	.90	.78	1.68	(.84)	11.13	16.91	11		.55		.55		8.40
Class R-1:
Year ended 9/30/2014	11.22	.59	(.13)	.46	(.59)	11.09	4.11	24		1.46		1.46		5.19
Year ended 9/30/2013	11.18	.63	.06	.69	(.65)	11.22	6.25	24		1.47		1.47		5.56
Year ended 9/30/2012	10.36	.70	.86	1.56	(.74)	11.18	15.42	25		1.50		1.50		6.36
Year ended 9/30/2011	11.13	.76	(.74)	.02	(.79)	10.36	(.17)	20		1.50		1.50		6.74
Year ended 9/30/2010	10.29	.79	.78	1.57	(.73)	11.13	15.78	23		1.53		1.53		7.41
Class R-2:
Year ended 9/30/2014	11.22	.59	(.13)	.46	(.59)	11.09	4.06	224		1.50		1.50		5.15
Year ended 9/30/2013	11.18	.63	.06	.69	(.65)	11.22	6.26	231		1.47		1.47		5.57
Year ended 9/30/2012	10.36	.69	.86	1.55	(.73)	11.18	15.38	232		1.54		1.54		6.32
Year ended 9/30/2011	11.13	.76	(.74)	.02	(.79)	10.36	(.15)	200		1.53		1.48		6.76
Year ended 9/30/2010	10.29	.80	.78	1.58	(.74)	11.13	15.80	209		1.58		1.51		7.44
Class R-2E:
Period from 8/29/2014 to 9/30/2014[4,5]	11.40	.06	(.31)	(.25)	(.06)	11.09	(2.20)	—	[6]	.04	[7]	.04	[7]	.51	[7]
Class R-3:
Year ended 9/30/2014	11.22	.64	(.13)	.51	(.64)	11.09	4.57	256		1.01		1.01		5.65
Year ended 9/30/2013	11.18	.68	.06	.74	(.70)	11.22	6.74	310		1.01		1.01		6.04
Year ended 9/30/2012	10.36	.75	.86	1.61	(.79)	11.18	15.96	352		1.03		1.03		6.84
Year ended 9/30/2011	11.13	.81	(.74)	.07	(.84)	10.36	.31	266		1.02		1.02		7.22
Year ended 9/30/2010	10.29	.85	.78	1.63	(.79)	11.13	16.33	316		1.05		1.05		7.90

28	American High-Income Trust

		Income (loss) from investment operations[1]
	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements	Ratio of expenses to average net assets after reimbursements[3]	Ratio of net income (loss) to average net assets[3]
Class R-4:
Year ended 9/30/2014	$11.22	$.68	$(.13)	$.55	$(.68)	$11.09	4.90%	$230	.69%	.69%	5.96%
Year ended 9/30/2013	11.18	.72	.06	.78	(.74)	11.22	7.06	230	.70	.70	6.34
Year ended 9/30/2012	10.36	.78	.86	1.64	(.82)	11.18	16.32	232	.72	.72	7.16
Year ended 9/30/2011	11.13	.85	(.74)	.11	(.88)	10.36	.61	208	.72	.72	7.52
Year ended 9/30/2010	10.29	.88	.78	1.66	(.82)	11.13	16.68	213	.75	.75	8.19
Class R-5:
Year ended 9/30/2014	11.22	.71	(.13)	.58	(.71)	11.09	5.21	111	.39	.39	6.30
Year ended 9/30/2013	11.18	.75	.06	.81	(.77)	11.22	7.38	224	.40	.40	6.66
Year ended 9/30/2012	10.36	.81	.86	1.67	(.85)	11.18	16.67	290	.41	.41	7.44
Year ended 9/30/2011	11.13	.88	(.74)	.14	(.91)	10.36	.91	224	.42	.42	7.82
Year ended 9/30/2010	10.29	.91	.78	1.69	(.85)	11.13	17.03	232	.44	.44	8.50
Class R-6:
Year ended 9/30/2014	11.22	.72	(.13)	.59	(.72)	11.09	5.26	803	.34	.34	6.29
Year ended 9/30/2013	11.18	.76	.06	.82	(.78)	11.22	7.43	472	.35	.35	6.66
Year ended 9/30/2012	10.36	.82	.86	1.68	(.86)	11.18	16.72	226	.36	.36	7.44
Year ended 9/30/2011	11.13	.89	(.74)	.15	(.92)	10.36	.96	104	.37	.37	7.86
Year ended 9/30/2010	10.29	.92	.78	1.70	(.86)	11.13	17.09	89	.39	.39	8.56

	Year ended September 30
	2014	2013	2012	2011	2010
Portfolio turnover rate for all share classes	62%	61%	38%	51%	47%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain reimbursements from CRMC. During some of the periods shown, CRMC paid a portion of the fund’s transfer agent fees for certain retirement plan share classes.
[4]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[5]	Class R-2E shares were offered beginning August 29, 2014.
[6]	Amount less than $1 million.
[7]	Class R-2E assets consisted solely of seed capital invested by CRMC; therefore, certain fees were not accrued.

See Notes to Financial Statements

American High-Income Trust	29

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

American High-Income Trust:

We have audited the accompanying statement of assets and liabilities of American High-Income Trust (the “Fund”), including the investment portfolio and the summary investment portfolio, as of September 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2014 correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American High-Income Trust as of September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Costa Mesa, California

November 12, 2014

American High-Income Trust

Part C

Other Information

Item 28. Exhibits for Registration Statement (1940 Act No. 811-05364 and 1933 Act. No. 033-17917)

(a-1)	Articles of Incorporation – Certificate of Trust dated 8/20/09 – previously filed (see P/E Amendment No. 35 filed 11/30/10); Amended and Restated Agreement and Declaration of Trust dated 12/5/12 – previously filed (see P/E Amendment No. 40 filed 11/29/13); and Certificate of Establishment and Designation of Class R-2E Shares – previously filed (see P/E Amendment No. 42 filed 8/28/14)

(a-2)	Certificate of Establishment and Designation of Class R-5E Shares dated 9/2/15

(b)	By-laws – By-laws as amended 6/10/10 – previously filed (see P/E Amendment No. 35 filed 11/30/10)

(c)	Instruments Defining Rights of Security Holders – Form of Share Certificate – previously filed (see P/E Amendment No. 20 filed 3/9/01)

(d)	Investment Advisory Contracts – Amended and Restated Investment Advisory and Service Agreement dated 4/1/14 – previously filed (see P/E Amendment No. 42 filed 8/28/14)

(e-1)	Underwriting Contracts – Form of Class F Share Participation Agreement – previously filed (see P/E Amendment No. 42 filed 8/28/14); and Form of Bank/Trust Company Participation Agreement for Class F Shares – previously filed (see P/E Amendment No. 42 filed 8/28/14)

(e-2)	Form of Amended and Restated Principal Underwriting Agreement effective 11/20/15; Form of Selling Group Agreement; and Form of Bank/Trust Company Selling Group Agreement

(f)	Bonus or Profit Sharing Contracts – Deferred Compensation Plan effective 3/21/13 – previously filed (see P/E Amendment No. 40 filed 11/29/13)

(g-1)	Custodian Agreements – Form of Global Custody Agreement dated 12/21/06 – previously filed (see P/E Amendment No. 29 filed 11/30/07)

(g-2)	Form of Amendment to Global Custody Agreement effective 7/1/15

(h-1)	Other Material Contracts – Form of Indemnification Agreement – previously filed (see P/E Amendment No. 35 filed 11/30/10); and Form of Agreement and Plan of Reorganization dated 8/24/09 – previously filed (see P/E Amendment No. 35 filed 11/30/10)

(h-2)	Form of Amended and Restated Shareholder Services Agreement dated 11/20/15; and Form of Amended and Restated Administrative Services Agreement dated 11/20/15

(i-1)	Legal Opinion – Legal Opinion – previously filed (see P/E Amendment No. 35 filed 11/30/10; P/E Amendment No. 42 filed 8/28/14)

(i-2)	Legal Opinion

(j)	Other Opinions – Consent of Independent Registered Public Accounting Firm

(k)	Omitted Financial Statements - none

(l)	Initial Capital Agreements - previously filed (see P/E Amendment No. 14 filed 11/26/97)

(m)	Rule 12b-1 Plan – Forms of Plans of Distribution for Class A, B, C, F-1, 529-A, 529-B, 529-C, 529-E, 529-F-1, R-1, R-2, R-3 and R-4 shares dated 12/1/10 – previously filed (see P/E Amendment No. 35 filed 11/30/10); and Form of Plan of Distribution for Class R-2E shares dated 8/29/14 – previously filed (see P/E Amendment No. 42 filed 8/28/14)

(n)	Rule 18f-3 Plan – Form of Amended and Restated Multiple Class Plan dated 11/20/15

(o)	Reserved

(p)	Code of Ethics – Code of Ethics for The Capital Group Companies dated October 2015; and Code of Ethics for Registrant

Item 29. Persons Controlled by or Under Common Control with the Fund

None

Item 30. Indemnification

The Registrant is a joint-insured under Investment Adviser/Mutual Fund Errors and Omissions Policies, which insure its officers and trustees against certain liabilities. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify the individual.

Article 8 of the Registrant’s Declaration of Trust as well as the indemnification agreements that the Registrant has entered into with each of its trustees who is not an “interested person” of the Registrant (as defined under the Investment Company Act of 1940, as amended), provide in effect that the Registrant will indemnify its officers and trustees against any liability or expenses actually and reasonably incurred by such person in any proceeding arising out of or in connection with his or her service to the Registrant, to the fullest extent permitted by applicable law, subject to certain conditions. In accordance with Section 17(h) and 17(i) of the Investment Company Act of 1940, as amended, and their respective terms, these provisions do not protect any person against any liability to the Registrant or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the U.S. Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Registrant will comply with the indemnification requirements contained in the Investment Company Act of 1940, as amended, and Release Nos. 7221 (June 9, 1972) and 11330 (September 4, 1980).

Item 31. Business and Other Connections of the Investment Adviser

None

Item 32. Principal Underwriters

(a) American Funds Distributors, Inc. is the Principal Underwriter of shares of: AMCAP Fund, American Balanced Fund, American Funds College Target Date Series, American Funds Developing World Growth and Income Fund, American Funds Fundamental Investors, American Funds Global Balanced Fund, The American Funds Income Series, American Funds Inflation Linked Bond Fund, American Funds Money Market Fund, American Funds Mortgage Fund, American Funds Portfolio Series, American Funds Retirement Income Portfolio Series, American Funds Short-Term Tax-Exempt Bond Fund, American Funds Target Date Retirement Series, American Funds Tax-Exempt Fund of New York, The American Funds Tax-Exempt Series I, The American Funds Tax-Exempt Series II, American High-Income Municipal Bond Fund, American High-Income Trust, American Mutual Fund, The Bond Fund of America, Capital Group Emerging Markets Total Opportunities Fund, Capital Income Builder, Capital Group Private Client Services Funds, Capital World Bond Fund, Capital World Growth and Income Fund, Emerging Markets Growth Fund, Inc., EuroPacific Growth Fund, The Growth Fund of America, The Income Fund of America, Intermediate Bond Fund of America, International Growth and Income Fund, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, New World Fund, Inc., Short-Term Bond Fund of America, SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America and Washington Mutual Investors Fund

(b)

	(1) Name and Principal Business Address	(2) Positions and Offices with Underwriter	(3) Positions and Offices with Registrant
LAO	Raymond Ahn	Vice President	None
IRV	Laurie M. Allen	Senior Vice President	None

LAO	William C. Anderson	Senior Vice President and Director of Investment Services	None
LAO	Dion T. Angelopoulos	Assistant Vice President	None
LAO	Curtis A. Baker	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	T. Patrick Bardsley	Vice President	None
LAO	Shakeel A. Barkat	Senior Vice President	None
LAO	Brett A. Beach	Assistant Vice President	None
LAO	Jerry R. Berg	Regional Vice President	None
LAO	Joseph W. Best, Jr.	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Sandeep S. Bhasin	Vice President	None
LAO	Roger J. Bianco, Jr.	Vice President	None
LAO	Ryan M. Bickle	Vice President, Capital Group Institutional Investment Services Division	None
LAO	John A. Blanchard	Senior Vice President	None
LAO	Marek Blaskovic	Regional Vice President	None
LAO	Gerard M. Bockstie, Jr.	Senior Vice President	None
LAO	Jill M. Boudreau	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Andre W. Bouvier	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Michael A. Bowman	Senior Vice President, Capital Group Institutional Investment Services Division	None

LAO	William P. Brady	Senior Vice President	None
IRV	Jason E. Brady	Regional Vice President	None
LAO	Mickey L. Brethower	Senior Vice President	None
LAO	Kevin G. Broulette	Assistant Vice President	None
LAO	C. Alan Brown	Vice President	None
LAO	E. Chapman Brown, Jr.	Regional Vice President	None
LAO	Toni L. Brown	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Gary D. Bryce	Regional Vice President	None
LAO	Sheryl M. Burford	Assistant Vice President	None
LAO	Ronan J. Burke	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Steven Calabria	Vice President	None
LAO	Thomas E. Callahan	Vice President	None
LAO	Anthony J. Camilleri	Regional Vice President	None
SNO	Susan H. Campbell	Vice President	None
LAO	Damian F. Carroll	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	James D. Carter	Vice President	None
LAO	Stephen L. Caruthers	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Brian C. Casey	Senior Vice President	None
LAO	Christopher J. Cassin	Senior Vice President	None

LAO	Craig L. Castner	Regional Vice President	None
LAO	Christopher M. Cefalo	Regional Vice President	None
LAO	Becky C. Chao	Vice President	None
LAO	David D. Charlton	Senior Vice President and Director of Marketing	None
LAO	Thomas M. Charon	Senior Vice President	None
LAO	Daniel A. Chodosch	Regional Vice President	None
LAO	Wellington Choi	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Paul A. Cieslik	Senior Vice President	None
LAO	Andrew R. Claeson	Regional Vice President	None
LAO	Sara M. Clegg	Assistant Vice President	None
LAO	Kevin G. Clifford	Director, Chairman, President and Chief Executive Officer; President, Capital Group Institutional Investment Services Division	None
LAO	Ruth M. Collier	Senior Vice President	None
IND	Timothy J. Colvin	Regional Vice President	None
LAO	Christopher M. Conwell	Vice President	None
LAO	C. Jeffrey Cook	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Charles H. Cote	Vice President	None
LAO	Joseph G. Cronin	Vice President	None
LAO	D. Erick Crowdus	Vice President	None
LAO	Brian M. Daniels	Vice President	None

LAO	William F. Daugherty	Senior Vice President	None
LAO	Scott T. Davis	Assistant Vice President	None
LAO	Shane L. Davis	Vice President	None
LAO	Peter J. Deavan	Vice President	None
LAO	Guy E. Decker	Senior Vice President	None
LAO	Renee A. Degner	Regional Vice President	None
LAO	Daniel Delianedis	Senior Vice President	None
LAO	Mark A. Dence	Vice President	None
LAO	Stephen Deschenes	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Mario P. DiVito	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Joanne H. Dodd	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Kevin F. Dolan	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Thomas L. Donham	Assistant Vice President	None
LAO	John H. Donovan IV	Assistant Vice President	None
LAO	John J. Doyle	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Ryan T. Doyle	Regional Vice President	None
LAO	Craig Duglin	Vice President, Capital Group Institutional Investment Services Division	None

LAO	Alan J. Dumas	Regional Vice President	None
LAO	John E. Dwyer IV	Senior Vice President, Capital Group Institutional Investment Services Division	None
IND	Karyn B. Dzurisin	Regional Vice President	None
LAO	Kevin C. Easley	Regional Vice President	None
LAO	Damian Eckstein	Regional Vice President	None
LAO	Matthew J. Eisenhardt	Senior Vice President	None
LAO	Timothy L. Ellis	Senior Vice President	None
LAO	John M. Fabiano	Regional Vice President	None
LAO	E. Luke Farrell	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Mark A. Ferraro	Regional Vice President	None
LAO	James M. Ferrauilo	Assistant Vice President	None
LAO	Lorna Fitzgerald	Vice President	None
LAO	William F. Flannery	Senior Vice President	None
LAO	Kevin H. Folks	Regional Vice President	None
LAO	David R. Ford	Regional Vice President	None
LAO	Vanda S. Freesman	Assistant Vice President	None
LAO	Daniel Frick	Senior Vice President	None
SNO	Arturo V. Garcia, Jr.	Assistant Vice President	None
LAO	J. Gregory Garrett	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Brian K. Geiger	Regional Vice President	None

LAO	Jacob M. Gerber	Vice President, Capital Group Institutional Investment Services Division	None
LAO	J. Christopher Gies	Senior Vice President	None
LAO	Pamela A. Gillett	Regional Vice President	None
LAO	William F. Gilmartin	Regional Vice President	None
LAO	Robert E. Greeley, Jr.	Regional Vice President	None
LAO	Jeffrey J. Greiner	Senior Vice President	None
LAO	Eric M. Grey	Senior Vice President	None
LAO	E. Renee Grimm	Regional Vice President	None
IRV	Steven Guida	Senior Vice President	None
LAO	Sam S. Gumma	Regional Vice President	None
IRV	DeAnn C. Haley	Assistant Vice President	None
LAO	Philip E. Haning	Regional Vice President	None
LAO	Dale K. Hanks	Vice President, Capital Group Institutional Investment Services Division	None
LAO	David R. Hanna	Regional Vice President	None
LAO	Derek S. Hansen	Vice President	None
LAO	Julie O. Hansen	Vice President	None
LAO	John R. Harley	Senior Vice President	None
LAO	Calvin L. Harrelson III	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Robert J. Hartig, Jr.	Senior Vice President	None
LAO	Craig W. Hartigan	Senior Vice President	None

LAO	Clifford W. “Webb” Heidinger	Regional Vice President	None
LAO	Brock A. Hillman	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Jennifer M. Hoang	Vice President	None
LAO	David F. Holstein	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Heidi B. Horwitz-Marcus	Senior Vice President	None
LAO	David R. Hreha	Regional Vice President	None
LAO	Frederic J. Huber	Vice President, Capital Group Institutional Investment Services Division	None
LAO	David K. Hummelberg	Director, Senior Vice President, Treasurer and Controller	None
LAO	Jeffrey K. Hunkins	Vice President	None
LAO	Marc G. Ialeggio	Senior Vice President	None
IND	David K. Jacocks	Assistant Vice President	None
LAO	W. Chris Jenkins	Vice President	None
LAO	Daniel J. Jess II	Regional Vice President	None
IND	Jameel S. Jiwani	Regional Vice President	None
LAO	Sarah C. Johnson	Assistant Vice President	None
LAO	Brendan M. Jonland	Regional Vice President	None
LAO	David G. Jordt	Regional Vice President	None
LAO	Stephen T. Joyce	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Thomas J. Joyce	Vice President	None

LAO	Maria Karahalis	Senior Vice President, Capital Group Institutional Investment Services Division
LAO	John P. Keating	Senior Vice President	None
LAO	Brian G. Kelly	Senior Vice President	None
LAO	Christopher J. Kennedy	Regional Vice President	None
LAO	Ryan C. Kidwell	Vice President	None
LAO	Christopher W. Kilroy	Senior Vice President	None
LAO	Layla S. Kim	Vice President	None
LAO	Charles A. King	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Mark Kistler	Senior Vice President	None
LAO	Jeffrey G. Klepacki	Senior Vice President	None
NYO	Dorothy Klock	Senior Vice President	None
LAO	Stephen J. Knutson	Assistant Vice President	None
IRV	Elizabeth K. Koster	Vice President	None
LAO	James M. Kreider	Vice President	None
SNO	David D. Kuncho	Assistant Vice President	None
LAO	Richard M. Lang	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Christopher F. Lanzafame	Senior Vice President	None
LAO	Andrew Le Blanc	Senior Vice President	None
LAO	Richard Lee	Assistant Vice President	None
LAO	Matthew N. Leeper	Regional Vice President	None

LAO	Clay M. Leveritt	Regional Vice President	None
LAO	Lorin E. Liesy	Vice President	None
LAO	Louis K. Linquata	Senior Vice President	None
LAO	James M. Maher	Regional Vice President	None
LAO	Brendan T. Mahoney	Senior Vice President	None
LAO	Nathan G. Mains	Vice President	None
LAO	Sirish S. Mani	Assistant Vice President	None
LAO	Mark A. Marinella	Senior Vice President	None
LAO	Brooke M. Marrujo	Vice President	None
LAO	Stephen B. May	Regional Vice President	None
LAO	Dana C. McCollum	Vice President	None
LAO	Joseph A. McCreesh, III	Vice President	None
LAO	Ross M. McDonald	Vice President	None
LAO	Timothy W. McHale	Secretary	None
LAO	Max J. McQuiston	Regional Vice President	None
LAO	Scott M. Meade	Senior Vice President	None
LAO	David A. Merrill	Assistant Vice President	None
LAO	William T. Mills	Senior Vice President	None
LAO	Sean C. Minor	Vice President	None
LAO	James R. Mitchell III	Vice President	None
LAO	Charles L. Mitsakos	Senior Vice President	None
LAO	Ryan D. Moore	Vice President, Capital Group Institutional Investment Services Division	None

LAO	Steven A. Moreno	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	David H. Morrison	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Andrew J. Moscardini	Senior Vice President, Capital Group Institutional Investment Services Division	None
NYO	Timothy J. Murphy	Vice President	None
LAO	Marc E. Nabi	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Jon C. Nicolazzo	Vice President	None
LAO	Earnest M. Niemi	Vice President	None
LAO	William E. Noe	Senior Vice President	None
LAO	Matthew P. O’Connor	Director and Executive Vice President; Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Jonathan H. O’Flynn	Vice President	None
LAO	Peter A. Olsen	Regional Vice President	None
LAO	Jeffrey A. Olson	Vice President	None
LAO	Thomas A. O’Neil	Vice President	None
IRV	Paula A. Orologas	Assistant Vice President	None
LAO	Gregory H. Ortman	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Shawn M. O’Sullivan	Vice President	None

IND	Lance T. Owens	Regional Vice President	None
LAO	Kristina E. Page	Regional Vice President	None
LAO	Rodney Dean Parker II	Vice President	None
LAO	Lynn M. Patrick	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Timothy C. Patterson	Assistant Vice President	None
LAO	W. Burke Patterson, Jr.	Senior Vice President	None
LAO	Gary A. Peace	Senior Vice President	None
LAO	Robert J. Peche	Vice President, Capital Group Institutional Investment Services Division	None
LAO	David K. Petzke	Senior Vice President	None
LAO	Adam W. Phillips	Assistant Vice President	None
IND	Mary E. Phillips	Assistant Vice President	None
LAO	Joseph M. Piccolo	Vice President	None
LAO	Keith A. Piken	Vice President	None
LAO	John Pinto	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Carl S. Platou	Senior Vice President	None
LAO	David T. Polak	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Charles R. Porcher	Vice President	None
LAO	Leah K. Porter	Vice President	None
SNO	Richard P. Prior	Senior Vice President	None

LAO	Steven J. Quagrello	Senior Vice President	None
LAO	Michael R. Quinn	Senior Vice President	None
LAO	James R. Raker	Vice President, Capital Group Institutional Investment Services Division	None
SNO	John P. Raney	Vice President	None
LAO	James P. Rayburn	Vice President	None
LAO	Rene M. Reincke	Vice President	None
LAO	Jeffrey J. Robinson	Vice President	None
LAO	Matthew M. Robinson	Regional Vice President	None
LAO	Thomas W. Rose	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Rome D. Rottura	Senior Vice President	None
LAO	Shane A. Russell	Vice President	None
LAO	William M. Ryan	Senior Vice President	None
LAO	Dean B. Rydquist	Director, Senior Vice President and Chief Compliance Officer	None
IND	Brenda S. Rynski	Regional Vice President	None
LAO	Richard A. Sabec, Jr.	Senior Vice President	None
LAO	Paul V. Santoro	Senior Vice President	None
LAO	Keith A. Saunders	Regional Vice President	None
LAO	Joe D. Scarpitti	Senior Vice President	None
IRV	MaryAnn Scarsone	Assistant Vice President	None
LAO	Mark A. Seaman	Senior Vice President, Capital Group Institutional Investment Services Division	None

LAO	James J. Sewell III	Senior Vice President	None
LAO	Arthur M. Sgroi	Senior Vice President	None
LAO	Brad W. Short	Vice President	None
LAO	Nathan W. Simmons	Vice President	None
LAO	Connie F. Sjursen	Vice President	None
LAO	Melissa A. Sloane	Regional Vice President	None
LAO	Matthew T. Smith	Assistant Vice President	None
SNO	Stacy D. Smolka	Vice President	None
LAO	J. Eric Snively	Vice President	None
LAO	Kristen J. Spazafumo	Vice President	None
LAO	Michael P. Stern	Senior Vice President	None
LAO	Andrew J. Strandquist	Regional Vice President	None
LAO	Gretchen L. Taibl	Assistant Vice President	None
LAO	Peter D. Thatch	Senior Vice President	None
LAO	John B. Thomas	Vice President	None
LAO	Cynthia M. Thompson	Senior Vice President, Capital Group Institutional Investment Services Division	None
HRO	Stephen B. Thompson	Regional Vice President	None
LAO	Mark R. Threlfall	Vice President	None
IND	James P. Toomey	Vice President	None
LAO	Luke N. Trammell	Vice President	None
IND	Christopher E. Trede	Vice President	None
LAO	Jordan A. Trevino	Regional Vice President	None

LAO	Shaun C. Tucker	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	David E. Unanue	Senior Vice President	None
LAO	Idoya Urrutia	Assistant Vice President	None
LAO	Scott W. Ursin-Smith	Senior Vice President	None
LAO	Patrick D. Vance	Regional Vice President	None
SNO	Cindy T. Vaquiax	Vice President	None
LAO	Srinkanth Vemuri	Vice President	None
LAO	Spilios Venetsanopoulos	Regional Vice President	None
LAO	J. David Viale	Senior Vice President	None
LAO	Robert D. Vigneaux III	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Todd R. Wagner	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Jon N. Wainman	Regional Vice President	None
LAO	Sherrie S. Walling	Assistant Vice President	None
LAO	Brian M. Walsh	Vice President	None
SNO	Chris L. Wammack	Vice President	None
LAO	Matthew W. Ward	Regional Vice President	None
LAO	Thomas E. Warren	Senior Vice President	None
LAO	George J. Wenzel	Senior Vice President	None
LAO	Jason M. Weybrecht	Vice President, Capital Group Institutional Investment Services Division	None

LAO	Adam B. Whitehead	Regional Vice President	None
LAO	N. Dexter Williams	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Steven Wilson	Vice President	None
LAO	Steven C. Wilson	Vice President	None
LAO	Kurt A. Wuestenberg	Senior Vice President	None
LAO	Jonathan A. Young	Senior Vice President	None
LAO	Jason P. Young	Senior Vice President	None
LAO	Raul Zarco, Jr.	Vice President, Capital Group Institutional Investment Services Division	None

__________

DCO	Business Address, 3000 K Street N.W., Suite 230, Washington, DC 20007-5140
GVO-1	Business Address, 3 Place des Bergues, 1201 Geneva, Switzerland
HRO	Business Address, 5300 Robin Hood Road, Norfolk, VA 23513
IND	Business Address, 12811 North Meridian Street, Carmel, IN 46032
IRV	Business Address, 6455 Irvine Center Drive, Irvine, CA 92618
LAO	Business Address, 333 South Hope Street, Los Angeles, CA 90071
LAO-W	Business Address, 11100 Santa Monica Blvd., 15th Floor, Los Angeles, CA 90025
NYO	Business Address, 630 Fifth Avenue, 36th Floor, New York, NY 10111
SFO	Business Address, One Market, Steuart Tower, Suite 2000, San Francisco, CA 94105
SNO	Business Address, 3500 Wiseman Boulevard, San Antonio, TX 78251

(c) None

Item 33. Location of Accounts and Records

Accounts, books and other records required by Rules 31a-1 and 31a-2 under the Investment Company Act of 1940, as amended, are maintained and kept in the offices of the Registrant’s investment adviser, Capital Research and Management Company, 333 South Hope Street, Los Angeles, California 90071; 6455 Irvine Center Drive, Irvine, California 92618 and/or 5300 Robin Hood Road, Norfolk, Virginia 23513.

Registrant’s records covering shareholder accounts are maintained and kept by its transfer agent, American Funds Service Company, 6455 Irvine Center Drive, Irvine, California 92618; 12811 North Meridian Street, Carmel, Indiana 46032; 3500 Wiseman Boulevard, San Antonio, Texas 78251; and 5300 Robin Hood Road, Norfolk, Virginia 23513.

Registrant’s records covering portfolio transactions are maintained and kept by its custodian, JPMorgan Chase Bank, N.A., 270 Park Avenue, New York, New York 10017-2070.

Item 34. Management Services

None

Item 35. Undertakings

n/a

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Los Angeles, and State of California, on the 29th day of October, 2015.

AMERICAN HIGH-INCOME TRUST

By /s/ David C. Barclay

(David C. Barclay, President)

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below on October 29, 2015, by the following persons in the capacities indicated.

	Signature	Title

(1)	Principal Executive Officer:
	/s/ David C. Barclay	President
(David C. Barclay)

(2)	Principal Financial Officer and Principal Accounting Officer:
	/s/ Brian C. Janssen	Treasurer
(Brian C. Janssen)

(3)	Trustees:

	William H. Baribault*	Trustee
	James G. Ellis*	Trustee
	Leonard R. Fuller*	Trustee
	Mary Davis Holt*	Trustee
	R. Clark Hooper*	Chairman of the Board (Independent and Non-Executive)
	Merit E. Janow*	Trustee
	Laurel B. Mitchell*	Trustee
	Frank M. Sanchez*	Trustee
	John H. Smet*	Vice Chairman of the Board
	Margaret Spellings*	Trustee
	Steadman Upham*	Trustee

*By /s/ Steven I. Koszalka

(Steven I. Koszalka, pursuant to a power of attorney filed herewith)

Counsel represents that this amendment does not contain disclosures that would make the amendment ineligible for effectiveness under the provisions of Rule 485(b).

/s/ Erik A. Vayntrub

(Erik A. Vayntrub, Counsel)

POWER OF ATTORNEY

I, William H. Baribault, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Balanced Fund (File No. 002-10758, File No. 811-00066)
-	American Funds College Target Date Series (File No. 333-180729, File No. 811-22692)
-	American Funds Corporate Bond Fund (File No. 333-183929, File No. 811-22744)
-	American Funds Developing World Growth and Income Fund (File No. 333-190913, File No. 811-22881)
-	American Funds Global High-Income Opportunities Fund (File No. 333-183930, File No. 811-22745)
-	The American Funds Income Series – U.S. Government Securities Fund (File No. 002-98199, File No. 811-04318)
-	American Funds Inflation Linked Bond Fund (File No. 333-183931, File No. 811-22746)
-	American Funds Insurance Series (File No. 002-86838, File No. 811-03857)
-	American Funds Insurance Series
-	American Funds Money Market Fund (File No. 333-157162, File No. 811-22277)
-	American Funds Mortgage Fund (File No. 333-168595, File No. 811-22449)
-	American Funds Portfolio Series (File No. 333-178936, File No. 811-22656)
-	American Funds Retirement Income Portfolio Series (File No. 333-203797, File No. 811-23053)
-	American Funds Short-Term Tax-Exempt Bond Fund (File No. 033-26431, File No. 811-05750)
-	American Funds Target Date Retirement Series (File No. 333-138648, File No. 811-21981)
-	American Funds Tax-Exempt Fund of New York (File No. 333-168594, File No. 811-22448)
-	The American Funds Tax-Exempt Series II – The Tax-Exempt Fund of California (File No. 033-06180, File No. 811-04694)
-	American High-Income Municipal Bond Fund (File No. 033-80630, File No. 811-08576)
-	American High-Income Trust (File No. 033-17917, File No. 811-05364)
-	The Bond Fund of America (File No. 002-50700, File No. 811-02444)
-	Capital World Bond Fund (File No. 033-12447, File No. 811-05104)
-	The Income Fund of America (File No. 002-33371, File No. 811-01880)
-	Intermediate Bond Fund of America (File No. 033-19514, File No. 811-05446)
-	International Growth and Income Fund (File No. 333-152323, File No. 811-22215)
-	Limited Term Tax-Exempt Bond Fund of America (File No. 033-66214, File No. 811-07888)
-	Short-Term Bond Fund of America (File No. 333-135770, File No. 811-21928)
-	The Tax-Exempt Bond Fund of America (File No. 002-49291, File No. 811-02421)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler Steven I. Koszalka Michael W. Stockton Susan K. Countess Julie E. Lawton Viviane T. Russo Raymond F. Sullivan, Jr.	Brian C. Janssen Dori Laskin Gregory F. Niland Jeffrey P. Regal Ari M. Vinocor

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Washington, DC, this 11th day of June, 2015.

(City, State)

/s/ William H. Baribault

William H. Baribault, Board member

POWER OF ATTORNEY

I, James G. Ellis, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	AMCAP Fund (File No. 002-26516, File No. 811-01435)
-	American Funds College Target Date Series (File No. 333-180729, File No. 811-22692)
-	American Funds Corporate Bond Fund (File No. 333-183929, File No. 811-22744)
-	American Funds Global Balanced Fund (File No. 333-170605, File No. 811-22496)
-	American Funds Global High-Income Opportunities Fund (File No. 333-183930, File No. 811-22745)
-	The American Funds Income Series – U.S. Government Securities Fund (File No. 002-98199, File No. 811-04318)
-	American Funds Inflation Linked Bond Fund (File No. 333-183931, File No. 811-22746)
-	American Funds Insurance Series (File No. 002-86838, File No. 811-03857)
-	American Funds Insurance Series
-	American Funds Money Market Fund (File No. 333-157162, File No. 811-22277)
-	American Funds Mortgage Fund (File No. 333-168595, File No. 811-22449)
-	American Funds Portfolio Series (File No. 333-178936, File No. 811-22656)
-	American Funds Retirement Income Portfolio Series (File No. 333-203797, File No. 811-23053)
-	American Funds Short-Term Tax-Exempt Bond Fund (File No. 033-26431, File No. 811-05750)
-	American Funds Target Date Retirement Series (File No. 333-138648, File No. 811-21981)
-	American Funds Tax-Exempt Fund of New York (File No. 333-168594, File No. 811-22448)
-	The American Funds Tax-Exempt Series II – The Tax-Exempt Fund of California (File No. 033-06180, File No. 811-04694)
-	American High-Income Municipal Bond Fund (File No. 033-80630, File No. 811-08576)
-	American High-Income Trust (File No. 033-17917, File No. 811-05364)
-	American Mutual Fund (File No. 002-10607, File No. 811-00572)
-	The Bond Fund of America (File No. 002-50700, File No. 811-02444)
-	Capital World Bond Fund (File No. 033-12447, File No. 811-05104)
-	Intermediate Bond Fund of America (File No. 033-19514, File No. 811-05446)
-	The Investment Company of America (File No. 002-10811, File No. 811-00116)
-	Limited Term Tax-Exempt Bond Fund of America (File No. 033-66214, File No. 811-07888)
-	Short-Term Bond Fund of America (File No. 333-135770, File No. 811-21928)
-	The Tax-Exempt Bond Fund of America (File No. 002-49291, File No. 811-02421)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler Steven I. Koszalka Michael W. Stockton Susan K. Countess Julie E. Lawton Viviane T. Russo Raymond F. Sullivan, Jr.	Brian D. Bullard Brian C. Janssen Dori Laskin Gregory F. Niland Jeffrey P. Regal Ari M. Vinocor

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Washington, DC, this 11th day of June, 2015.

(City, State)

/s/ James G. Ellis

James G. Ellis, Board member

POWER OF ATTORNEY

I, Leonard R. Fuller, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	AMCAP Fund (File No. 002-26516, File No. 811-01435)
-	American Funds College Target Date Series (File No. 333-180729, File No. 811-22692)
-	American Funds Corporate Bond Fund (File No. 333-183929, File No. 811-22744)
-	American Funds Global Balanced Fund (File No. 333-170605, File No. 811-22496)
-	American Funds Global High-Income Opportunities Fund (File No. 333-183930, File No. 811-22745)
-	The American Funds Income Series – U.S. Government Securities Fund (File No. 002-98199, File No. 811-04318)
-	American Funds Inflation Linked Bond Fund (File No. 333-183931, File No. 811-22746)
-	American Funds Insurance Series (File No. 002-86838, File No. 811-03857)
-	American Funds Insurance Series
-	American Funds Money Market Fund (File No. 333-157162, File No. 811-22277)
-	American Funds Mortgage Fund (File No. 333-168595, File No. 811-22449)
-	American Funds Portfolio Series (File No. 333-178936, File No. 811-22656)
-	American Funds Retirement Income Portfolio Series (File No. 333-203797, File No. 811-23053)
-	American Funds Short-Term Tax-Exempt Bond Fund (File No. 033-26431, File No. 811-05750)
-	American Funds Target Date Retirement Series (File No. 333-138648, File No. 811-21981)
-	American Funds Tax-Exempt Fund of New York (File No. 333-168594, File No. 811-22448)
-	The American Funds Tax-Exempt Series II – The Tax-Exempt Fund of California (File No. 033-06180, File No. 811-04694)
-	American High-Income Municipal Bond Fund (File No. 033-80630, File No. 811-08576)
-	American High-Income Trust (File No. 033-17917, File No. 811-05364)
-	American Mutual Fund (File No. 002-10607, File No. 811-00572)
-	The Bond Fund of America (File No. 002-50700, File No. 811-02444)
-	Capital World Bond Fund (File No. 033-12447, File No. 811-05104)
-	Intermediate Bond Fund of America (File No. 033-19514, File No. 811-05446)
-	The Investment Company of America (File No. 002-10811, File No. 811-00116)
-	Limited Term Tax-Exempt Bond Fund of America (File No. 033-66214, File No. 811-07888)
-	Short-Term Bond Fund of America (File No. 333-135770, File No. 811-21928)
-	The Tax-Exempt Bond Fund of America (File No. 002-49291, File No. 811-02421)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler Steven I. Koszalka Michael W. Stockton Susan K. Countess Julie E. Lawton Viviane T. Russo Raymond F. Sullivan, Jr.	Brian D. Bullard Brian C. Janssen Dori Laskin Gregory F. Niland Jeffrey P. Regal Ari M. Vinocor

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Washington, DC, this 11th day of June, 2015.

(City, State)

/s/ Leonard R. Fuller

Leonard R. Fuller, Board member

POWER OF ATTORNEY

I, Mary Davis Holt, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Funds College Target Date Series (File No. 333-180729, File No. 811-22692)
-	American Funds Corporate Bond Fund (File No. 333-183929, File No. 811-22744)
-	American Funds Global High-Income Opportunities Fund (File No. 333-183930, File No. 811-22745)
-	The American Funds Income Series – U.S. Government Securities Fund (File No. 002-98199, File No. 811-04318)
-	American Funds Inflation Linked Bond Fund (File No. 333-183931, File No. 811-22746)
-	American Funds Insurance Series (File No. 002-86838, File No. 811-03857)
-	American Funds Insurance Series
-	American Funds Money Market Fund (File No. 333-157162, File No. 811-22277)
-	American Funds Mortgage Fund (File No. 333-168595, File No. 811-22449)
-	American Funds Portfolio Series (File No. 333-178936, File No. 811-22656)
-	American Funds Retirement Income Portfolio Series (File No. 333-203797, File No. 811-23053)
-	American Funds Short-Term Tax-Exempt Bond Fund (File No. 033-26431, File No. 811-05750)
-	American Funds Target Date Retirement Series (File No. 333-138648, File No. 811-21981)
-	American Funds Tax-Exempt Fund of New York (File No. 333-168594, File No. 811-22448)
-	The American Funds Tax-Exempt Series I – (File No. 33-5270, File No. 811-4653)
-	The American Funds Tax-Exempt Series II – The Tax-Exempt Fund of California (File No. 033-06180, File No. 811-04694)
-	American High-Income Municipal Bond Fund (File No. 033-80630, File No. 811-08576)
-	American High-Income Trust (File No. 033-17917, File No. 811-05364)
-	The Bond Fund of America (File No. 002-50700, File No. 811-02444)
-	Capital World Bond Fund (File No. 033-12447, File No. 811-05104)
-	Intermediate Bond Fund of America (File No. 033-19514, File No. 811-05446)
-	Limited Term Tax-Exempt Bond Fund of America (File No. 033-66214, File No. 811-07888)
-	Short-Term Bond Fund of America (File No. 333-135770, File No. 811-21928)
-	The Tax-Exempt Bond Fund of America (File No. 002-49291, File No. 811-02421)
-	Washington Mutual Investors Fund (File No. 002-11051, File No. 811-00604)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler Steven I. Koszalka Michael W. Stockton Susan K. Countess Julie E. Lawton Viviane T. Russo Raymond F. Sullivan, Jr.	Brian D. Bullard Karl C. Grauman Brian C. Janssen Dori Laskin Gregory F. Niland

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Washington, DC, this 11th day of June, 2015.

(City, State)

/s/ Mary Davis Holt

Mary Davis Holt, Board member

POWER OF ATTORNEY

I, R. Clark Hooper, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Funds College Target Date Series (File No. 333-180729, File No. 811-22692)
-	American Funds Corporate Bond Fund (File No. 333-183929, File No. 811-22744)
-	American Funds Global High-Income Opportunities Fund (File No. 333-183930, File No. 811-22745)
-	The American Funds Income Series – U.S. Government Securities Fund (File No. 002-98199, File No. 811-04318)
-	American Funds Inflation Linked Bond Fund (File No. 333-183931, File No. 811-22746)
-	American Funds Insurance Series (File No. 002-86838, File No. 811-03857)
-	American Funds Insurance Series
-	American Funds Money Market Fund (File No. 333-157162, File No. 811-22277)
-	American Funds Mortgage Fund (File No. 333-168595, File No. 811-22449)
-	American Funds Portfolio Series (File No. 333-178936, File No. 811-22656)
-	American Funds Retirement Income Portfolio Series (File No. 333-203797, File No. 811-23053)
-	American Funds Short-Term Tax-Exempt Bond Fund (File No. 033-26431, File No. 811-05750)
-	American Funds Target Date Retirement Series (File No. 333-138648, File No. 811-21981)
-	American Funds Tax-Exempt Fund of New York (File No. 333-168594, File No. 811-22448)
-	The American Funds Tax-Exempt Series I – (File No. 33-5270, File No. 811-4653)
-	The American Funds Tax-Exempt Series II – The Tax-Exempt Fund of California (File No. 033-06180, File No. 811-04694)
-	American High-Income Municipal Bond Fund (File No. 033-80630, File No. 811-08576)
-	American High-Income Trust (File No. 033-17917, File No. 811-05364)
-	The Bond Fund of America (File No. 002-50700, File No. 811-02444)
-	Capital Income Builder (File No. 033-12967, File No. 811-05085)
-	Capital World Bond Fund (File No. 033-12447, File No. 811-05104)
-	Capital World Growth and Income Fund (File No. 033-54444, File No. 811-07338)
-	Intermediate Bond Fund of America (File No. 033-19514, File No. 811-05446)
-	Limited Term Tax-Exempt Bond Fund of America (File No. 033-66214, File No. 811-07888)
-	The New Economy Fund (File No. 002-83848, File No. 811-03735)
-	Short-Term Bond Fund of America (File No. 333-135770, File No. 811-21928)
-	The Tax-Exempt Bond Fund of America (File No. 002-49291, File No. 811-02421)
-	Washington Mutual Investors Fund (File No. 002-11051, File No. 811-00604)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler Steven I. Koszalka Michael W. Stockton Susan K. Countess Julie E. Lawton Viviane T. Russo Raymond F. Sullivan, Jr.	Brian D. Bullard Karl C. Grauman Brian C. Janssen Dori Laskin Gregory F. Niland Jeffrey P. Regal Neal F. Wellons

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Washington, DC, this 11th day of June, 2015.

(City, State)

/s/ R. Clark Hooper

R. Clark Hooper, Board member

POWER OF ATTORNEY

I, Merit E. Janow, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Funds College Target Date Series (File No. 333-180729, File No. 811-22692)
-	American Funds Corporate Bond Fund (File No. 333-183929, File No. 811-22744)
-	American Funds Global High-Income Opportunities Fund (File No. 333-183930, File No. 811-22745)
-	The American Funds Income Series – U.S. Government Securities Fund (File No. 002-98199, File No. 811-04318)
-	American Funds Inflation Linked Bond Fund (File No. 333-183931, File No. 811-22746)
-	American Funds Insurance Series (File No. 002-86838, File No. 811-03857)
-	American Funds Insurance Series
-	American Funds Money Market Fund (File No. 333-157162, File No. 811-22277)
-	American Funds Mortgage Fund (File No. 333-168595, File No. 811-22449)
-	American Funds Portfolio Series (File No. 333-178936, File No. 811-22656)
-	American Funds Retirement Income Portfolio Series (File No. 333-203797, File No. 811-23053)
-	American Funds Short-Term Tax-Exempt Bond Fund (File No. 033-26431, File No. 811-05750)
-	American Funds Target Date Retirement Series (File No. 333-138648, File No. 811-21981)
-	American Funds Tax-Exempt Fund of New York (File No. 333-168594, File No. 811-22448)
-	The American Funds Tax-Exempt Series II – The Tax-Exempt Fund of California (File No. 033-06180, File No. 811-04694)
-	American High-Income Municipal Bond Fund (File No. 033-80630, File No. 811-08576)
-	American High-Income Trust (File No. 033-17917, File No. 811-05364)
-	The Bond Fund of America (File No. 002-50700, File No. 811-02444)
-	Capital Income Builder (File No. 033-12967, File No. 811-05085)
-	Capital World Bond Fund (File No. 033-12447, File No. 811-05104)
-	Capital World Growth and Income Fund (File No. 033-54444, File No. 811-07338)
-	Intermediate Bond Fund of America (File No. 033-19514, File No. 811-05446)
-	Limited Term Tax-Exempt Bond Fund of America (File No. 033-66214, File No. 811-07888)
-	The New Economy Fund (File No. 002-83848, File No. 811-03735)
-	Short-Term Bond Fund of America (File No. 333-135770, File No. 811-21928)
-	The Tax-Exempt Bond Fund of America (File No. 002-49291, File No. 811-02421)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler Steven I. Koszalka Michael W. Stockton Susan K. Countess Julie E. Lawton Viviane T. Russo Raymond F. Sullivan, Jr.	Brian C. Janssen Dori Laskin Gregory F. Niland Jeffrey P. Regal Neal F. Wellons

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Washington, DC, this 11th day of June, 2015.

(City, State)

/s/ Merit E. Janow

Merit E. Janow, Board member

POWER OF ATTORNEY

I, Laurel B. Mitchell, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Funds College Target Date Series (File No. 333-180729, File No. 811-22692)
-	American Funds Corporate Bond Fund (File No. 333-183929, File No. 811-22744)
-	American Funds Global High-Income Opportunities Fund (File No. 333-183930, File No. 811-22745)
-	The American Funds Income Series – U.S. Government Securities Fund (File No. 002-98199, File No. 811-04318)
-	American Funds Inflation Linked Bond Fund (File No. 333-183931, File No. 811-22746)
-	American Funds Insurance Series (File No. 002-86838, File No. 811-03857)
-	American Funds Insurance Series
-	American Funds Money Market Fund (File No. 333-157162, File No. 811-22277)
-	American Funds Mortgage Fund (File No. 333-168595, File No. 811-22449)
-	American Funds Portfolio Series (File No. 333-178936, File No. 811-22656)
-	American Funds Retirement Income Portfolio Series (File No. 333-203797, File No. 811-23053)
-	American Funds Short-Term Tax-Exempt Bond Fund (File No. 033-26431, File No. 811-05750)
-	American Funds Target Date Retirement Series (File No. 333-138648, File No. 811-21981)
-	American Funds Tax-Exempt Fund of New York (File No. 333-168594, File No. 811-22448)
-	The American Funds Tax-Exempt Series II – The Tax-Exempt Fund of California (File No. 033-06180, File No. 811-04694)
-	American High-Income Municipal Bond Fund (File No. 033-80630, File No. 811-08576)
-	American High-Income Trust (File No. 033-17917, File No. 811-05364)
-	The Bond Fund of America (File No. 002-50700, File No. 811-02444)
-	Capital World Bond Fund (File No. 033-12447, File No. 811-05104)
-	Intermediate Bond Fund of America (File No. 033-19514, File No. 811-05446)
-	Limited Term Tax-Exempt Bond Fund of America (File No. 033-66214, File No. 811-07888)
-	Short-Term Bond Fund of America (File No. 333-135770, File No. 811-21928)
-	The Tax-Exempt Bond Fund of America (File No. 002-49291, File No. 811-02421)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler Steven I. Koszalka Michael W. Stockton Susan K. Countess Julie E. Lawton Viviane T. Russo Raymond F. Sullivan, Jr.	Brian C. Janssen Dori Laskin Gregory F. Niland

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Washington, DC, this 11th day of June, 2015.

(City, State)

/s/ Laurel B. Mitchell

Laurel B. Mitchell, Board member

POWER OF ATTORNEY

I, Frank M. Sanchez, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Funds College Target Date Series (File No. 333-180729, File No. 811-22692)
-	American Funds Corporate Bond Fund (File No. 333-183929, File No. 811-22744)
-	American Funds Global High-Income Opportunities Fund (File No. 333-183930, File No. 811-22745)
-	The American Funds Income Series – U.S. Government Securities Fund (File No. 002-98199, File No. 811-04318)
-	American Funds Inflation Linked Bond Fund (File No. 333-183931, File No. 811-22746)
-	American Funds Insurance Series (File No. 002-86838, File No. 811-03857)
-	American Funds Insurance Series
-	American Funds Money Market Fund (File No. 333-157162, File No. 811-22277)
-	American Funds Mortgage Fund (File No. 333-168595, File No. 811-22449)
-	American Funds Portfolio Series (File No. 333-178936, File No. 811-22656)
-	American Funds Retirement Income Portfolio Series (File No. 333-203797, File No. 811-23053)
-	American Funds Short-Term Tax-Exempt Bond Fund (File No. 033-26431, File No. 811-05750)
-	American Funds Target Date Retirement Series (File No. 333-138648, File No. 811-21981)
-	American Funds Tax-Exempt Fund of New York (File No. 333-168594, File No. 811-22448)
-	The American Funds Tax-Exempt Series II – The Tax-Exempt Fund of California (File No. 033-06180, File No. 811-04694)
-	American High-Income Municipal Bond Fund (File No. 033-80630, File No. 811-08576)
-	American High-Income Trust (File No. 033-17917, File No. 811-05364)
-	The Bond Fund of America (File No. 002-50700, File No. 811-02444)
-	Capital World Bond Fund (File No. 033-12447, File No. 811-05104)
-	Intermediate Bond Fund of America (File No. 033-19514, File No. 811-05446)
-	Limited Term Tax-Exempt Bond Fund of America (File No. 033-66214, File No. 811-07888)
-	Short-Term Bond Fund of America (File No. 333-135770, File No. 811-21928)
-	The Tax-Exempt Bond Fund of America (File No. 002-49291, File No. 811-02421)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler Steven I. Koszalka Michael W. Stockton Susan K. Countess Julie E. Lawton Viviane T. Russo Raymond F. Sullivan, Jr.	Brian C. Janssen Dori Laskin Gregory F. Niland

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Washington, DC, this 11th day of June, 2015.

(City, State)

/s/ Frank M. Sanchez

Frank M. Sanchez, Board member

POWER OF ATTORNEY

I, John H. Smet, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Funds Corporate Bond Fund (File No. 333-183929, File No. 811-22744)
-	American Funds Global High-Income Opportunities Fund (File No. 333-183930, File No. 811-22745)
-	The American Funds Income Series – U.S. Government Securities Fund (File No. 002-98199, File No. 811-04318)
-	American Funds Inflation Linked Bond Fund (File No. 333-183931, File No. 811-22746)
-	American Funds Mortgage Fund (File No. 333-168595, File No. 811-22449)
-	American Funds Target Date Retirement Series (File No. 333-138648, File No. 811-21981)
-	American High-Income Trust (File No. 033-17917, File No. 811-05364)
-	The Bond Fund of America (File No. 002-50700, File No. 811-02444)
-	Capital World Bond Fund (File No. 033-12447, File No. 811-05104)
-	Intermediate Bond Fund of America (File No. 033-19514, File No. 811-05446)
-	Short-Term Bond Fund of America (File No. 333-135770, File No. 811-21928)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler Steven I. Koszalka Michael W. Stockton Susan K. Countess Julie E. Lawton Viviane T. Russo Raymond F. Sullivan, Jr.	Brian C. Janssen Dori Laskin Gregory F. Niland

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Washington, DC, this 11th day of June, 2015.

(City, State)

/s/ John H. Smet

John H. Smet, Board member

POWER OF ATTORNEY

I, Margaret Spellings, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Balanced Fund (File No. 002-10758, File No. 811-00066)
-	American Funds College Target Date Series (File No. 333-180729, File No. 811-22692)
-	American Funds Corporate Bond Fund (File No. 333-183929, File No. 811-22744)
-	American Funds Developing World Growth and Income Fund (File No. 333-190913, File No. 811-22881)
-	American Funds Global High-Income Opportunities Fund (File No. 333-183930, File No. 811-22745)
-	The American Funds Income Series – U.S. Government Securities Fund (File No. 002-98199, File No. 811-04318)
-	American Funds Inflation Linked Bond Fund (File No. 333-183931, File No. 811-22746)
-	American Funds Insurance Series (File No. 002-86838, File No. 811-03857)
-	American Funds Insurance Series
-	American Funds Money Market Fund (File No. 333-157162, File No. 811-22277)
-	American Funds Mortgage Fund (File No. 333-168595, File No. 811-22449)
-	American Funds Portfolio Series (File No. 333-178936, File No. 811-22656)
-	American Funds Retirement Income Portfolio Series (File No. 333-203797, File No. 811-23053)
-	American Funds Short-Term Tax-Exempt Bond Fund (File No. 033-26431, File No. 811-05750)
-	American Funds Target Date Retirement Series (File No. 333-138648, File No. 811-21981)
-	American Funds Tax-Exempt Fund of New York (File No. 333-168594, File No. 811-22448)
-	The American Funds Tax-Exempt Series II – The Tax-Exempt Fund of California (File No. 033-06180, File No. 811-04694)
-	American High-Income Municipal Bond Fund (File No. 033-80630, File No. 811-08576)
-	American High-Income Trust (File No. 033-17917, File No. 811-05364)
-	The Bond Fund of America (File No. 002-50700, File No. 811-02444)
-	Capital World Bond Fund (File No. 033-12447, File No. 811-05104)
-	The Income Fund of America (File No. 002-33371, File No. 811-01880)
-	Intermediate Bond Fund of America (File No. 033-19514, File No. 811-05446)
-	International Growth and Income Fund (File No. 333-152323, File No. 811-22215)
-	Limited Term Tax-Exempt Bond Fund of America (File No. 033-66214, File No. 811-07888)
-	Short-Term Bond Fund of America (File No. 333-135770, File No. 811-21928)
-	The Tax-Exempt Bond Fund of America (File No. 002-49291, File No. 811-02421)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler Steven I. Koszalka Michael W. Stockton Susan K. Countess Julie E. Lawton Viviane T. Russo Raymond F. Sullivan, Jr.	Brian C. Janssen Dori Laskin Gregory F. Niland Jeffrey P. Regal Ari M. Vinocor

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Washington, DC, this 11th day of June, 2015.

(City, State)

/s/ Margaret Spellings

Margaret Spellings, Board member

POWER OF ATTORNEY

I, Steadman Upham, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Funds College Target Date Series (File No. 333-180729, File No. 811-22692)
-	American Funds Corporate Bond Fund (File No. 333-183929, File No. 811-22744)
-	American Funds Global High-Income Opportunities Fund (File No. 333-183930, File No. 811-22745)
-	The American Funds Income Series – U.S. Government Securities Fund (File No. 002-98199, File No. 811-04318)
-	American Funds Inflation Linked Bond Fund (File No. 333-183931, File No. 811-22746)
-	American Funds Insurance Series (File No. 002-86838, File No. 811-03857)
-	American Funds Insurance Series
-	American Funds Money Market Fund (File No. 333-157162, File No. 811-22277)
-	American Funds Mortgage Fund (File No. 333-168595, File No. 811-22449)
-	American Funds Portfolio Series (File No. 333-178936, File No. 811-22656)
-	American Funds Retirement Income Portfolio Series (File No. 333-203797, File No. 811-23053)
-	American Funds Short-Term Tax-Exempt Bond Fund (File No. 033-26431, File No. 811-05750)
-	American Funds Target Date Retirement Series (File No. 333-138648, File No. 811-21981)
-	American Funds Tax-Exempt Fund of New York (File No. 333-168594, File No. 811-22448)
-	The American Funds Tax-Exempt Series II – The Tax-Exempt Fund of California (File No. 033-06180, File No. 811-04694)
-	American High-Income Municipal Bond Fund (File No. 033-80630, File No. 811-08576)
-	American High-Income Trust (File No. 033-17917, File No. 811-05364)
-	The Bond Fund of America (File No. 002-50700, File No. 811-02444)
-	Capital Income Builder (File No. 033-12967, File No. 811-05085)
-	Capital World Bond Fund (File No. 033-12447, File No. 811-05104)
-	Capital World Growth and Income Fund (File No. 033-54444, File No. 811-07338)
-	Intermediate Bond Fund of America (File No. 033-19514, File No. 811-05446)
-	Limited Term Tax-Exempt Bond Fund of America (File No. 033-66214, File No. 811-07888)
-	The New Economy Fund (File No. 002-83848, File No. 811-03735)
-	Short-Term Bond Fund of America (File No. 333-135770, File No. 811-21928)
-	The Tax-Exempt Bond Fund of America (File No. 002-49291, File No. 811-02421)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler Steven I. Koszalka Michael W. Stockton Susan K. Countess Julie E. Lawton Viviane T. Russo Raymond F. Sullivan, Jr.	Brian C. Janssen Dori Laskin Gregory F. Niland Jeffrey P. Regal Neal F. Wellons

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Washington, DC, this 11th day of June, 2015.

(City, State)

/s/ Steadman Upham

Steadman Upham, Board member